Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment No. 1”), dated as of June 23, 2026, is entered into among Forgent Intermediate III LLC, a Delaware limited liability company (“Holdings”), Forgent Power LLC, a Delaware limited liability company (the “Parent Borrower”), US MetalCo Holdings LLC, a Delaware limited liability company (the “MGM Borrower”), PwrQ Intermediate LLC, a Delaware limited liability company (the “PwrQ Borrower”), States Manufacturing Holdings LLC, a Delaware limited liability company (the “States Borrower”, together with the Parent Borrower, the MGM Borrower and the PwrQ Borrower, collectively, the “Borrowers”), the Subsidiary Guarantors party hereto, each Amendment No. 1 Rollover Lender (as defined below), each Person identified on the signature pages hereto as an “Amendment No. 1 Additional Lender” (collectively, the “Amendment No. 1 Additional Lenders”, and, together with each Amendment No. 1 Rollover Lender, the “Amendment No. 1 Refinancing Term Lenders”), each Revolving Lender and Jefferies Finance LLC (“Jefferies”), as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, Holdings, the Borrowers, the Lenders and Issuing Banks from time to time party thereto and Jefferies, as administrative agent and collateral agent, are party to the Credit Agreement, dated as of December 19, 2025 (as amended, restated, amended and restated, modified, extended, replaced, or supplemented from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement, as amended hereby, the “Amended Credit Agreement”);

WHEREAS, the Parent Borrower has requested that, on the Amendment No. 1 Effective Date (as defined below), the Initial Term Loans as of the Amendment No. 1 Effective Date be refinanced with a new term facility in accordance with the applicable provisions of the Credit Agreement (including Sections 1.09 and 9.02(c)(i) thereof) consisting of Amendment No. 1 Refinancing Term Loans (as defined below) (the Lenders holding the Initial Term Loans, the “Existing Term Lenders”);

WHEREAS, (a) each Amendment No. 1 Rollover Lender has agreed to have its Initial Term Loans in the principal amount of its Amendment No. 1 Rollover Amount (as defined below) converted into a like principal amount of Amendment No. 1 Refinancing Term Loans, and (b) each Amendment No. 1 Additional Lender has agreed to provide Amendment No. 1 Refinancing Term Loans in an aggregate principal amount equal to (i) the outstanding principal amount of the Initial Term Loans minus (ii) the aggregate Amendment No. 1 Rollover Amounts of all Amendment No. 1 Rollover Lenders, in each case, on the Amendment No. 1 Effective Date and in accordance with the terms and conditions set forth herein and in the Amended Credit Agreement;

WHEREAS, (a) each Amendment No. 1 Rollover Lender has committed to make Amendment No. 1 Refinancing Term Loans in a principal amount equal to the Amendment No. 1 Rollover Commitment (as defined below) of such Amendment No. 1 Rollover Lender and (b) each Amendment No. 1 Additional Lender has committed to make Amendment No. 1 Refinancing Term Loans in an amount equal to its Amendment No. 1 Additional Commitment (as defined below);

WHEREAS, the Parent Borrower has requested that the Credit Agreement be amended to provide for the reduction of the Applicable Rate applicable to the Initial Revolving Credit Commitments (the “Revolver Repricing Amendment”);

WHEREAS, the Initial Revolving Lenders have agreed to consent to the Revolver Repricing Amendment; and

WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the Borrowers have requested that the Lenders party hereto agree to make certain other amendments to the Credit Agreement, and the Administrative Agent, the Borrowers and the Lenders party hereto have agreed, subject to the terms and conditions hereinafter set forth, to make such additional amendments as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Amended Credit Agreement.

2. Amendment No. 1 Refinancing Term Loans.

(a) Subject to the terms and conditions set forth herein and in the Credit Agreement, (i) each Amendment No. 1 Rollover Lender hereby commits (each such commitment, an “Amendment No. 1 Rollover Commitment”) to make term loans to the Parent Borrower pursuant to Section 2.01(a)(i)(B) of the Credit Agreement in an amount (an “Amendment No. 1 Rollover Amount”) equal to the outstanding principal amount of the Initial Term Loans held by such Amendment No. 1 Rollover Lender as of the Amendment No. 1 Effective Date immediately prior to giving effect to this Amendment No. 1 (or such lesser amount determined by the Administrative Agent in consultation with the Parent Borrower) and (ii) each Amendment No. 1 Additional Lender hereby commits (the “Amendment No. 1 Additional Commitment” and, together with each Amendment No. 1 Rollover Commitment, collectively, the “Amendment No. 1 Refinancing Term Loan Commitments” and the loans thereunder, the “Amendment No. 1 Refinancing Term Loans”) to make term loans to the Parent Borrower pursuant to Section 2.01(a)(i)(B) of the Credit Agreement in an amount equal to 100% of (A) the outstanding principal amount of the Initial Term Loans on the Amendment No. 1 Effective Date minus (B) the aggregate Amendment No. 1 Rollover Amounts of all Amendment No. 1 Rollover Lenders as of the Amendment No. 1 Effective Date.

(b) On the Amendment No. 1 Effective Date, the Parent Borrower hereby directs the Administrative Agent to apply the funds made available to the Administrative Agent pursuant to Section 2.01(a)(iii) of the Amended Credit Agreement to prepay in full the Initial Term Loans.

(c) Any Existing Term Lender may elect for a “cashless roll” of 100% of its Initial Term Loans (or such lesser amount as determined by the Administrative Agent in consultation with the Parent Borrower) into Amendment No. 1 Refinancing Term Loans in the same principal amount by checking the first box of the Consent to Cashless Roll or Assignment Settlement attached hereto as Exhibit A and delivering such Consent to Cashless Roll or Assignment Settlement to the Administrative Agent (such electing Existing Term Lender, an “Amendment No. 1 Rollover Lender”). It is understood and agreed that (i) simultaneously with the deemed making of the Amendment No. 1 Refinancing Term Loans by each Amendment No. 1 Rollover Lender and the payment to such Amendment No. 1 Rollover Lender of all accrued and unpaid interest and fees in respect of the Amendment No. 1 Rollover Amount of its Initial Term Loans, the Amendment No. 1 Rollover Amount of the Initial Term Loans held by such Amendment No. 1 Rollover Lender shall be deemed to be extinguished, repaid and no longer outstanding, and such Amendment No. 1 Rollover Lender shall thereafter hold an Amendment No. 1 Refinancing Term Loan in an aggregate original principal amount equal to such Amendment No. 1 Rollover Lender’s Amendment No. 1 Rollover Amount and (ii) no Amendment No. 1 Rollover Lender shall receive, and each Amendment No. 1 Rollover Lender hereby agrees that it will not receive, any prepayment made to any other Existing Term Lender that holds an Initial Term Loan from the proceeds of the Amendment No. 1 Refinancing Term Loans, to the extent of such Amendment No. 1 Rollover Lender’s Amendment No. 1 Rollover Amount.

2

(d) For the avoidance of doubt, the portion of the aggregate principal amount of the Amendment No. 1 Refinancing Term Loans that exceeds the aggregate principal amount of the Initial Term Loans outstanding on the Amendment No. 1 Effective Date is being incurred with the consent of the Required Lenders.

3. Amendments to Credit Agreement, Etc. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, on and after the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text)~~ and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underlined text) as set forth in the form of Amended Credit Agreement attached as Annex I hereto.

4. Conditions Precedent. The effectiveness of this Amendment No. 1 is subject solely to the satisfaction of the following conditions (the date on which such conditions set forth in this Section 4 have been satisfied or duly waived, the “Amendment No. 1 Effective Date”):

(a) this Amendment No. 1 shall have been duly executed by each Amendment No. 1 Refinancing Term Lender, each Revolving Lender, the Administrative Agent and each Loan Party (which may include a copy transmitted by facsimile or other electronic method);

(b) the Administrative Agent (or its counsel) shall have received, on behalf of itself and the Amendment No. 1 Refinancing Term Lenders on the Amendment No. 1 Effective Date, a customary written opinion of Weil, Gotshal & Manges LLP, in its capacity as special counsel for the Parent Borrower dated as of the Amendment No. 1 Effective Date and addressed to the Administrative Agent, the Amendment No. 1 Refinancing Term Lenders and the Revolving Lenders;

(c) the Administrative Agent (or its counsel) shall have received (i) a certificate of each Borrower, dated the Amendment No. 1 Effective Date and executed by a Responsible Officer thereof, which shall (A) certify that (1) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization or other comparable organizational document of each Borrower, certified by the relevant authority of its jurisdiction of organization (where applicable), (2) the certificate of formation of each Borrower attached thereto has not been amended (except as attached thereto) since the date reflected thereon, (3) attached thereto is a true and correct copy of the operating or similar agreement of each Borrower, together with all amendments thereto as of the Amendment No. 1 Effective Date, (4) such operating or similar agreement is in full force and effect and (5) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution, delivery and performance of this Amendment No. 1 and any other Loan Documents to which such Borrower is a party on the Amendment No. 1 Effective Date and the borrowings under the Amended Credit Agreement, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or other authorized signatories of such Borrower who are authorized to sign this Amendment No. 1 and any other Loan Documents to which such Borrower is a party on the Amendment No. 1 Effective Date and (ii) a good standing (or equivalent) certificate for each Loan Party from the relevant authority of its jurisdiction of organization, dated as of a recent date;

(d) the Administrative Agent (or its counsel) shall have received a solvency certificate from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Parent Borrower substantially in the form attached to the Credit Agreement as Exhibit P;

(e) the Administrative Agent shall have received a certificate from a Responsible Officer of the Parent Borrower certifying that (i) the representations and warranties of each Loan Party in Section 5 are true and correct in all material respects on and as of the Amendment No. 1 Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date;

3

provided, that (A) to the extent that any representation and warranty specifically refers to a given date or period, it is true and correct in all material respects as of such date or for such period and (B) any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such periods and (ii) at the time of and immediately after giving effect to this Amendment No. 1, no Event of Default or Default has occurred and is continuing;

(f) the Administrative Agent shall have received an executed Borrowing Request in accordance with Section 2.03 of the Amended Credit Agreement in respect of the Amendment No. 1 Refinancing Term Loans;

(g) prior to or substantially concurrently with the funding of the Amendment No. 1 Refinancing Term Loans, the Administrative Agent shall have received all fees and expenses required to be paid by the Parent Borrower pursuant to the Amended and Restated Engagement Letter, dated as of June 9, 2026, and other fees agreed by and between the Parent Borrower and the Amendment No. 1 Lead Arrangers and all other agreed fees, in the case of expenses, for which invoices have been presented at least three Business Days prior to the Amendment No. 1 Effective Date (or such later date to which the Parent Borrower may agree), in each case on or before the Amendment No. 1 Effective Date, which amounts may be offset against the proceeds of the Amendment No. 1 Refinancing Term Loans;

(h) the Administrative Agent shall have received, on behalf of each Initial Term Lender, payment in cash of all accrued and unpaid interest in respect of the Initial Term Loans as of the Amendment No. 1 Effective Date; and

(i) the Administrative Agent or the applicable Amendment No. 1 Refinancing Term Lender will have received, at least three Business Days prior to the Amendment No. 1 Effective Date, (i) at the election of the Parent Borrower, either (A) to the extent the Parent Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a customary certification regarding beneficial ownership in relation to the Parent Borrower or (B) a certification to the effect that the information provided in the “beneficial ownership certification” delivered on the Closing Date has not changed, in each case, to the extent that a “beneficial ownership certification” has been reasonably requested by any Amendment No. 1 Refinancing Term Lender in writing at least 10 Business Days in advance of the Amendment No. 1 Effective Date and (ii) all documentation and other information required by regulatory authorities with respect to the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act that has been reasonably requested with respect to any Loan Party in writing by any Amendment No. 1 Refinancing Term Lender at least 10 Business Days in advance of the Amendment No. 1 Effective Date;

5. Representations and Warranties. The Loan Parties represent and warrant to the Administrative Agent, the Amendment No. 1 Refinancing Term Lenders and the Revolving Lenders that, as of the Amendment No. 1 Effective Date:

(a) The execution, delivery and performance by each Loan Party of this Amendment No. 1 (i) is within such Loan Party’s organizational power and (ii) has been duly authorized by all necessary organizational action of such Loan Party.

(b) This Amendment No. 1 has been duly executed and delivered by each Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to the Legal Reservations.

(c) The representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof; provided, that (i) to the extent that any representation and warranty specifically refers to a given date or

4

period, it is true and correct in all material respects as of such date or for such period and (ii) any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such periods.

(d) At the time of and immediately after giving effect to this Amendment No. 1, no Default or Event of Default has occurred and is continuing.

6. Reaffirmation; Reference to and Effect on the Loan Documents; No Novation.

(a) From and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement. This Amendment No. 1 is a Loan Document.

(b) The Loan Documents, and the obligations of the Parent Borrower and the other Loan Parties under the Loan Documents, in each case, as amended hereby, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(c) Each Loan Party party hereto hereby, (i) acknowledges and consents to all of the terms and conditions of this Amendment No. 1, (ii) affirms all of its obligations under the Loan Documents, as amended hereby, and acknowledges and agrees that such obligations continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Amended Credit Agreement and the other Loan Documents, in each case after giving effect to this Amendment No. 1, (iii) agrees that this Amendment No. 1 and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, subject to the express terms hereof, (iv) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected by this Amendment No. 1 in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Obligations under the Amended Credit Agreement and the other Loan Documents, in each case after giving effect to this Amendment No. 1, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Obligations under the Amended Credit Agreement and the other Loan Documents, in each case after giving effect to this Amendment No. 1.

(d) The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(e) In the event of any conflict between the terms of this Amendment No. 1 and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.

(f) This Amendment No. 1 shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge, impair, limit, cancel or release the Lien or priority of any Loan Document or any other security therefor. Nothing herein contained is intended to be, nor shall it be construed as, a substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents. The obligations outstanding under or of the Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent expressly modified hereby.

5

7. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc.

(a) THIS AMENDMENT NO. 1 AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT NO. 1, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) Each party hereto hereby agrees to the provisions of Sections 9.10 and 9.11 of the Credit Agreement as if such sections were set forth in full herein, mutatis mutandis.

8. Amendments. This Amendment No. 1 may not be amended nor may any provision hereof be waived except in accordance with Section 9.02 of the Credit Agreement.

9. Counterparts; Integration; Effectiveness; Severability; Headings. Sections 9.07 (Counterparts; Integration; Effectiveness), 9.08 (Severability) and 9.12 (Headings) of the Credit Agreement are hereby incorporated by reference in this Amendment No. 1 and shall apply to this Amendment No. 1, mutatis mutandis.

10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

11. Prepayment Notice. The parties hereto agree that, notwithstanding anything to the contrary set forth herein or the Credit Agreement, the Parent Borrower shall be deemed to have delivered (and the Administrative Agent and the Lenders party hereto acknowledge receipt of) any notice of prepayment required in connection with the prepayment of the Initial Term Loans under the Credit Agreement.

12. Appointment of Arrangers. The Borrowers hereby appoint Jefferies Finance LLC, Bank of America, N.A., Barclays Bank PLC, JPMorgan Chase Bank, N.A., Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd. and TD Securities (USA) LLC, as joint lead arrangers and joint bookrunners in connection with this Amendment No. 1 (in such capacities, the “Amendment No. 1 Lead Arrangers”). The Amendment No. 1 Lead Arrangers shall not have any right, power, obligation, liability, responsibility or duty under this Amendment No. 1 other than those applicable to all Lenders as such. Without limiting the foregoing, the Amendment No. 1 Lead Arrangers shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or the Amendment No. 1 Lead Arrangers in deciding to enter into this Amendment No. 1 or in taking or not taking action hereunder. The Borrowers hereby agree that the provisions of Section 9.03 of the Credit Agreement shall apply, mutatis mutandis, to the activities of the Amendment No. 1 Lead Arrangers in connection with this Amendment No. 1 and the transactions contemplated hereby.

[remainder of page intentionally left blank]

6

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment No. 1 to be duly executed and delivered as of the date first above written.

FORGENT INTERMEDIATE III LLC, as Holdings

By:	/s/ Ryan Fiedler
Name: Ryan Fiedler
Title: Chief Financial Officer

FORGENT POWER LLC, as the Parent Borrower

By:	/s/ Ryan Fiedler
Name: Ryan Fiedler
Title: Chief Financial Officer

US METALCO HOLDINGS LLC, as a Borrower

By:	/s/ Tyson Hottinger
Name: Tyson Hottinger
Title: Chief Legal Officer and Secretary

PWRQ INTERMEDIATE LLC, as a Borrower

By:	/s/ Tyson Hottinger
Name: Tyson Hottinger
Title: Chief Legal Officer and Secretary

STATES MANUFACTURING HOLDINGS LLC, as a Borrower

By:	/s/ Tyson Hottinger
Name: Tyson Hottinger
Title: Chief Legal Officer and Secretary

[Signature Page to Amendment No. 1 to Credit Agreement]

ALLIED TRADING, INC.

ARES-EMK LLC

BRETCO, LLC

EMK SOLUTIONS, LLC

ETB SYSTEMS, LLC

FORGENT HOLDINGS II LLC

PWRQ HOLDINGS LLC

ARES ENERGY LP

FORGENT HOLDINGS III LLC

STATES MANUFACTURING LLC

VT GP LLC

FORGENT HOLDINGS I LLC

VANTRAN INDUSTRIES HOLDINGS LTD

TC ELECTRICAL STEEL, LLC

MGM TRANSFORMER LLC

VANTRAN INDUSTRIES LLC

PWRQ ARES GP LLC,

as Subsidiary Guarantors

By:	/s/ Tyson Hottinger
Name: Tyson Hottinger
Title: Chief Legal Officer and Secretary

[Signature Page to Amendment No. 1 to Credit Agreement]

JEFFERIES FINANCE LLC, as the Administrative Agent and as a Revolving Lender

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

BARCLAYS BANK PLC, as a Revolving Lender

By:	/s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A., as a Revolving Lender

By:	/s/ Craig DelDuca
Name: Craig DelDuca
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Goldman Sachs Bank USA, as a Revolving Lender

By:	/s/ Elizabeth Tosin
Name: Elizabeth Tosin
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMorgan Chase Bank, n.a., as a Revolving Lender

By:	:/s/ Nicholas Laica
Name: Nicholas Laica
Title: Authorized Signer

[Signature Page to Amendment No. 1 to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Lender

By:	/s/ Margaret Stock
Name: Margaret Stock
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

MUFG Bank, LTD., as a Revolving Lender

By:	/s/ Jessica Munoz
Name: Jessica Munoz
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Revolving Lender

By:	/s/ David Perlman
Name: David Perlman
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

Annex I

Amended Credit AGREEMENT

[Attached.]

~~Execution Version~~ANNEX I

Conformed through Amendment No. 1

CREDIT AGREEMENT

dated as of December 19, 2025,

as amended by Amendment No. 1, dated as of June 23, 2026,

among

FORGENT ~~INTERMEDIATE IV~~POWER LLC,
US METALCO HOLDINGS LLC,
PWRQ INTERMEDIATE LLC
and
STATES MANUFACTURING HOLDINGS LLC,
as Borrowers,

FORGENT INTERMEDIATE III LLC,
as Holdings,

THE FINANCIAL INSTITUTIONS PARTY HERETO,
as Lenders and Issuing Banks,

and

JEFFERIES FINANCE LLC,
as Administrative Agent, an Issuing Bank and the Swingline Lender,

____________________________________________________________

JEFFERIES FINANCE LLC,
Bank of America, N.A.,
BARCLAYS BANK PLC,
JPMorgan Chase Bank, N.A.,
Goldman Sachs Bank USA,
Morgan Stanley Senior Funding, Inc.,
MUFG Bank, Ltd.
and
TD Securities (USA) LLC,
as Joint Lead Arrangers and Joint Bookrunners

~~WEIL\101313475\1\63232.0014~~

TABLE OF CONTENTS

Page
ARTICLE 1 DEFINITIONS
Section 1.01.	Defined Terms	~~1~~1
Section 1.02.	Classification of Loans and Borrowings	~~78~~80
Section 1.03.	Terms Generally	~~78~~80
Section 1.04.	Accounting Terms; GAAP	~~81~~83
Section 1.05.	Effectuation of Transactions	~~82~~84
Section 1.06.	Timing of Payment or Performance	~~82~~84
Section 1.07.	Times of Day	~~82~~84
Section 1.08.	Currency Equivalents Generally	~~82~~85
Section 1.09.	Cashless Rollovers	~~83~~86
Section 1.10.	Certain Calculations and Tests	~~83~~86
Section 1.11.	Divisions	~~86~~89
Section 1.12.	Interest Rates; Benchmark Notification	~~86~~89
Section 1.13.	Certain Determinations	~~87~~89
Section 1.14.	Conflicts	~~88~~91
Section 1.15.	Confidentiality; Privilege	~~88~~91
Section 1.16.	Escrow Arrangements	~~89~~91
ARTICLE 2 THE CREDITS
Section 2.01.	Commitments	~~89~~91
Section 2.02.	Loans and Borrowings	~~89~~92
Section 2.03.	Requests for Borrowings	~~90~~93
Section 2.04.	Swingline Loans	~~91~~93
Section 2.05.	Letters of Credit	~~92~~95
Section 2.06.	[Reserved]	~~98~~101
Section 2.07.	Funding of Borrowings	~~98~~101
Section 2.08.	Type; Interest Elections	~~99~~101
Section 2.09.	Termination and Reduction of Commitments	~~99~~102
Section 2.10.	Repayment of Loans; Evidence of Debt	10~~0~~3
Section 2.11.	Prepayment of Loans	10~~1~~4
Section 2.12.	Fees	~~109~~112
Section 2.13.	Interest	11~~0~~3
Section 2.14.	Alternate Rate of Interest	11~~1~~4
Section 2.15.	Increased Costs	~~113~~117
Section 2.16.	Break Funding Payments	~~115~~118
Section 2.17.	Taxes	~~115~~118
Section 2.18.	Payments Generally; Allocation of Proceeds; Sharing of Payments	~~119~~122
Section 2.19.	Mitigation Obligations; Replacement of Lenders.	12~~1~~4
Section 2.20.	Illegality	12~~2~~5
Section 2.21.	Defaulting Lenders	12~~2~~6
Section 2.22.	Incremental Credit Extensions	~~125~~128
Section 2.23.	Extensions of Loans and Revolving Credit Commitments	13~~0~~3
Section 2.24.	Permitted Debt Exchanges	13~~3~~6

i

~~WEIL\101313475\1\63232.0014~~

Section 2.25.	Additional Borrowers; Removal of Certain Borrowers	~~135~~139
Section 2.26.	Appointment of the Borrower Representative	~~136~~140
ARTICLE 3 REPRESENTATIONS AND WARRANTIES
Section 3.01.	Organization; Powers	~~137~~140
Section 3.02.	Authorization; Enforceability	~~137~~141
Section 3.03.	Governmental Approvals; No Conflicts	~~137~~141
Section 3.04.	Financial Condition; No Material Adverse Effect	~~137~~141
Section 3.05.	Properties	~~138~~141
Section 3.06.	Litigation and Environmental Matters	~~138~~142
Section 3.07.	Compliance with Laws	~~138~~142
Section 3.08.	Investment Company Status	~~138~~142
Section 3.09.	Taxes	~~139~~142
Section 3.10.	ERISA	~~139~~143
Section 3.11.	Disclosure.	~~139~~143
Section 3.12.	Solvency	~~139~~143
Section 3.13.	Subsidiaries	14~~0~~3
Section 3.14.	Security Interest in Collateral	14~~0~~4
Section 3.15.	Labor Disputes	14~~0~~4
Section 3.16.	Federal Reserve Regulations	14~~0~~4
Section 3.17.	Anti-Terrorism Laws; Anti-Corruption Laws	14~~0~~4
Section 3.18.	Beneficial Ownership Certification	14~~1~~5
ARTICLE 4 CONDITIONS
Section 4.01.	Closing Date	14~~1~~5
Section 4.02.	Each Credit Extension	~~143~~147
ARTICLE 5 AFFIRMATIVE COVENANTS
Section 5.01.	Financial Statements and Other Reports	~~144~~148
Section 5.02.	Existence	~~147~~151
Section 5.03.	Payment of Taxes	~~147~~151
Section 5.04.	Maintenance of Properties	~~147~~151
Section 5.05.	Insurance	~~147~~151
Section 5.06.	Inspections	~~148~~152
Section 5.07.	Maintenance of Books and Records	~~148~~152
Section 5.08.	Compliance with Laws	~~148~~152
Section 5.09.	Environmental	~~148~~152
Section 5.10.	Designation of Subsidiaries	~~149~~153
Section 5.11.	Use of Proceeds	15~~0~~4
Section 5.12.	Covenant to Guarantee Obligations and Provide Security	15~~0~~4
Section 5.13.	Post-Closing Covenants	~~153~~157
Section 5.14.	Further Assurances	~~153~~158
Section 5.15.	Maintenance of Ratings	~~154~~158
Section 5.16.	Transactions with Affiliates	~~154~~158

~~WEIL\101313475\1\63232.0014~~

Section 5.17.	Fiscal Year	~~156~~160
Section 5.18.	Nature of Business	~~156~~160
Section 5.19.	Lender Calls	~~156~~161
ARTICLE 6 NEGATIVE COVENANTS
Section 6.01.	Indebtedness	~~157~~161
Section 6.02.	Liens	16~~3~~7
Section 6.03.	Holdings	~~167~~171
Section 6.04.	Restricted Payments; Restricted Debt Payments	~~168~~172
Section 6.05.	Burdensome Agreements	17~~3~~7
Section 6.06.	Investments	~~175~~179
Section 6.07.	Fundamental Changes; Disposition of Assets	~~178~~183
Section 6.08.	Amendments of or Waivers with Respect to Restricted Debt	18~~3~~7
Section 6.09.	[Reserved]	18~~3~~7
Section 6.10.	Financial Covenant.	18~~3~~7
ARTICLE 7 EVENTS OF DEFAULT
Section 7.01.	Events of Default	~~184~~189
ARTICLE 8 THE ADMINISTRATIVE AGENT
Section 8.01.	Appointment and Authorization of Administrative Agent	~~189~~194
Section 8.02.	Rights as a Lender	19~~0~~4
Section 8.03.	Exculpatory Provisions	19~~0~~4
Section 8.04.	Exclusive Right to Enforce Rights and Remedies	19~~1~~6
Section 8.05.	Reliance by Administrative Agent	~~193~~198
Section 8.06.	Delegation of Duties	~~193~~198
Section 8.07.	Successor Administrative Agent	~~194~~198
Section 8.08.	Non-Reliance on Administrative Agent	~~195~~200
Section 8.09.	Collateral and Guaranty Matters	~~196~~200
Section 8.10.	Intercreditor Agreements	~~197~~202
Section 8.11.	Indemnification of Administrative Agent	~~197~~202
Section 8.12.	ERISA Representation of the Lenders	~~198~~202
ARTICLE 9 MISCELLANEOUS
Section 9.01.	Notices	~~199~~203
Section 9.02.	Waivers; Amendments	20~~1~~6
Section 9.03.	Expenses; Indemnity	21~~0~~6
Section 9.04.	Waiver of Claim	21~~2~~7
Section 9.05.	Successors and Assigns	21~~2~~8
Section 9.06.	Survival	22~~1~~7
Section 9.07.	Counterparts; Integration; Effectiveness	22~~2~~7

~~WEIL\101313475\1\63232.0014~~

Section 9.08.	Severability	22~~2~~8
Section 9.09.	Right of Setoff	22~~2~~8
Section 9.10.	Governing Law; Jurisdiction; Consent to Service of Process	22~~3~~8
Section 9.11.	Waiver of Jury Trial	~~223~~229
Section 9.12.	Headings	~~224~~229
Section 9.13.	Confidentiality	~~224~~229
Section 9.14.	No Fiduciary Duty	~~225~~231
Section 9.15.	Several Obligations	~~226~~232
Section 9.16.	USA PATRIOT Act	~~226~~232
Section 9.17.	Disclosure of Agent Conflicts	~~226~~232
Section 9.18.	Appointment for Perfection	~~226~~232
Section 9.19.	Interest Rate Limitation	~~227~~232
Section 9.20.	Intercreditor Agreements	~~227~~233
Section 9.21.	Conflicts	~~227~~233
Section 9.22.	Release of Guarantors	~~227~~233
Section 9.23.	Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~228~~234
Section 9.24.	Acknowledgement Regarding Any Supported QFCs	~~228~~234

~~WEIL\101313475\1\63232.0014~~

SCHEDULES:

Schedule 1.01(a)	–	Commitment Schedule
Schedule 1.01(b)	–	Dutch Auction
Schedule 1.01(c)	–	[Reserved]
Schedule 1.01(d)	–	[Reserved]
Schedule 1.01(e)	–	Existing Letters of Credit
Schedule 3.13	–	Subsidiaries
Schedule 5.10	–	Unrestricted Subsidiaries
Schedule 5.13	–	Post-Closing Obligations
Schedule 6.01	–	Existing Indebtedness
Schedule 6.02	–	Existing Liens
Schedule 6.06	–	Existing Investments
Schedule 9.01	–	Borrower’s Website Address for Electronic Delivery

EXHIBITS:

Exhibit A-1	–	Form of Affiliated Lender Assignment and Assumption
Exhibit A-2	–	Form of Assignment and Assumption
Exhibit B	–	Form of Borrowing Request
Exhibit C	–	Form of Intellectual Property Security Agreement
Exhibit D	–	Form of Compliance Certificate
Exhibit E	–	Form of Pari Passu Intercreditor Agreement
Exhibit F	–	Form of Intercompany Note
Exhibit G	–	Form of Junior Lien Intercreditor Agreement
Exhibit H	–	Form of Interest Election Request
Exhibit I	–	Form of Loan Guaranty
Exhibit J	–	Form of Perfection Certificate
Exhibit K	–	Form of Joinder Agreement
Exhibit L	–	Form of Promissory Note
Exhibit M	–	Form of Pledge and Security Agreement
Exhibit N	–	Form of Letter of Credit Request
Exhibit O-1	–	Form of Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For US Federal Income Tax Purposes)
Exhibit O-2	–	Form of Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For US Federal Income Tax Purposes)
Exhibit O-3	–	Form of Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For US Federal Income Tax Purposes)
Exhibit O-4	–	Form of Tax Compliance Certificate (For Foreign Participants That Are Partnerships For US Federal Income Tax Purposes)
Exhibit P	–	Form of Solvency Certificate
Exhibit Q	–	Form of Beneficial Ownership Certification
Exhibit R	–	Form of Borrower Joinder Agreement

v

~~WEIL\101313475\1\63232.0014~~

CREDIT AGREEMENT

CREDIT AGREEMENT, dated as of December 19, 2025 (this “Agreement”), by and among Forgent ~~Intermediate IV~~Power LLC, a Delaware limited liability company (the “Parent Borrower”), US MetalCo Holdings LLC, a Delaware limited liability company (the “MGM Borrower”), PwrQ Intermediate LLC, a Delaware limited liability company (the “PwrQ Borrower”), States Manufacturing Holdings LLC, a Delaware limited liability company (the “States Borrower”), Forgent Intermediate III LLC, a Delaware limited liability company (“Holdings”), the Lenders from time to time party hereto, the Issuing Banks from time to time party hereto and Jefferies Finance LLC (“Jefferies”), in its capacities as administrative agent for the Lenders and as collateral agent for the Secured Parties (in such capacities and together with its permitted successors and assigns, the “Administrative Agent”) and as an Issuing Bank and as the Swingline Lender.

RECITALS

A.
The Borrowers ~~have~~ requested that the Lenders extend credit under this Agreement in the form of (i) Initial Term Loans in an aggregate principal amount on the Closing Date of $600,000,000 and (ii) an Initial Revolving Facility with an available amount of $250,000,000.
B.
On the Closing Date, all outstanding third party Indebtedness for borrowed money of the Borrowers under that certain Credit and Guaranty Agreement, dated as of October 31, 2023 (as amended by that certain Amendment No. 1, dated as of June 14, 2024, as further amended by that certain Amendment No. 2, dated as of September 8, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), by and among the Parent Borrower, the MGM Borrower, the PwrQ Borrower, the States Borrower, Holdings, certain subsidiaries of the Parent Borrower from time to time party thereto, the lenders from time to time party thereto, and Churchill Agency Services LLC, as administrative agent and as collateral agent (other than letters of credit that are replaced, backstopped, cash collateralized or with respect to which other arrangements have been made in accordance with the terms of the Existing Credit Agreement), ~~will be~~was repaid, redeemed, discharged, refinanced, replaced or terminated and in each case, the liens (other than with respect to any cash collateral agreement relating to any letter of credit that will remain outstanding after the Closing Date) and guarantees in support thereof ~~shall be~~were released or terminated (the “Closing Date Refinancing”).
C.
Pursuant to the terms of Amendment No. 1 to Credit Agreement, the Amendment No. 1 Refinancing Term Lenders have agreed to extend credit to the Parent Borrower in the form of Amendment No. 1 Refinancing Term Loans on the Amendment No. 1 Effective Date the proceeds of which will be applied to refinance the Initial Term Loans in full.
D.
~~C.~~ The Lenders (including the Amendment No. 1 Refinancing Term Lenders) are willing to extend such credit to the Borrowers on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate.

“Acceptable Debtor-In-Possession Financing” means any debtor-in-possession or similar financing (a) incurred by Holdings, the Parent Borrower or a Restricted Subsidiary following a voluntary petition by Holdings,

~~WEIL\101313475\1\63232.0014~~

the Parent Borrower or any of its Restricted Subsidiaries under or in connection with any Debtor Relief Law and (b) approved pursuant to an order of an applicable court under any Debtor Relief Law.

“Accumulated EBITDA Component” means for each Fiscal Quarter, an amount equal to 100% of Consolidated Adjusted EBITDA of the Parent Borrower and its Restricted Subsidiaries for such Fiscal Quarter minus 150% of Fixed Charges of the Parent Borrower and its Restricted Subsidiaries for such Fiscal Quarter; provided that (a) for the Fiscal Quarter in which the Closing Date occurs, the “Accumulated EBITDA Component” shall be prorated for the period from the Closing Date to the end of such Fiscal Quarter and (b) if the “Accumulated EBITDA Component” would be less than zero for any Fiscal Quarter, the “Accumulated EBITDA Component” shall be deemed to be zero for such Fiscal Quarter.

“ACH” means automated clearing house transfers.

“Additional Agreement” has the meaning assigned to such term in Section 8.10.

“Additional Borrower” means any Restricted Subsidiary designated by the Parent Borrower to become an additional borrower (and/or a co-borrower) under any Credit Facility hereunder in accordance with Section 2.25.

“Additional Commitment” means any Additional Revolving Credit Commitment and/or any Additional Term Loan Commitment.

“Additional Loan” means any Additional Revolving Loan and any Additional Term Loan.

“Additional Revolving Credit Commitments” means any revolving credit commitment added hereunder pursuant to Sections 2.22, 2.23 and/or 9.02(c)(ii).

“Additional Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of all Additional Revolving Loans of such Lender, plus the aggregate outstanding amount at such time of such Lender’s LC Exposure and Swingline Exposure, in each case, attributable to its Additional Revolving Credit Commitment.

“Additional Revolving Lender” means any lender with an Additional Revolving Credit Commitment or any Additional Revolving Credit Exposure.

“Additional Revolving Loans” means any revolving loan made hereunder pursuant to any Additional Revolving Credit Commitment.

“Additional Term Lender” means any Lender with an Additional Term Loan Commitment or an outstanding Additional Term Loan.

“Additional Term Loan Commitment” means any term commitment added hereunder pursuant to Sections 2.22, 2.23 and/or 9.02(c)(i).

“Additional Term Loans” means any term loan added hereunder pursuant to Sections 2.22, 2.23 and/or 9.02(c)(i) and/or any term loan funded under any Additional Term Loan Commitment, in each case, that does not constitute an ~~Initial~~Amendment No. 1 Refinancing Term Loan.

“Adjusted Consolidated Net Income” means, in respect of any period, an amount determined for the Parent Borrower and its Restricted Subsidiaries, on a consolidated basis, equal to (a) Consolidated Net Income for such period plus (b) the sum, without duplication (and to the extent deducted and not added back in calculating Consolidated Net Income for such period), of any amount that may be added back in the calculation

~~WEIL\101313475\1\63232.0014~~

of Consolidated Adjusted EBITDA for such period pursuant to clauses (b)(iii) and/or (b)(v) of the definition thereof.

“Administrative Agent” has the meaning assigned to such term in the preamble to this Agreement.

“Administrative Questionnaire” means a customary administrative questionnaire in the form provided by the Administrative Agent.

“Adverse Proceeding” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of the Parent Borrower or any of its Restricted Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claim), whether pending or, to the knowledge of the Parent Borrower or any of its Restricted Subsidiaries, threatened in writing, against or affecting the Parent Borrower or any of its Restricted Subsidiaries or any property of the Parent Borrower or any of its Restricted Subsidiaries.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, that Person. No Person shall be an “Affiliate” of the Parent Borrower and/or any Restricted Subsidiary solely because it is an unrelated portfolio company of any Investor, and none of the Administrative Agent, the Arrangers, the Amendment No. 1 Lead Arrangers, any Lender (other than any Affiliated Lender or any Debt Fund Affiliate) or any of their respective Affiliates shall be considered an Affiliate of the Parent Borrower or any subsidiary thereof. For purposes of this Agreement and the other Loan Documents, Jefferies LLC and its Affiliates shall be deemed to be Affiliates of Jefferies Finance LLC and its Affiliates.

“Affiliated Lender” means any Non-Debt Fund Affiliate, Holdings, the Parent Borrower and/or any subsidiary of the Parent Borrower.

“Affiliated Lender Assignment and Assumption” means (a) an assignment and assumption entered into by a Lender and an Affiliated Lender (with the consent of any party whose consent is required by Section 9.05) and accepted by the Administrative Agent in the form of Exhibit A-1 or (b) any other form approved by the Administrative Agent and the Parent Borrower.

“Affiliated Lender Cap” has the meaning assigned to such term in Section 9.05(g)(iv).

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the NYFRB Rate in effect on such day plus 0.50%, (b) Term SOFR for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00% and (c) the Prime Rate in effect on such day; provided that, for purposes of this definition, Term SOFR for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 p.m. New York City time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the NYFRB Rate, Term SOFR or the Prime Rate shall be effective as of the opening of business on the day of such change in the NYFRB Rate, Term SOFR or the Prime Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b), then the Alternate Base Rate shall be the greater of clauses (a) and (c) above and shall be determined

~~WEIL\101313475\1\63232.0014~~

without reference to clause (b) above). For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than the Floor, such rate shall be deemed to be the Floor plus 1.00%.

“Amendment No. 1 to Credit Agreement” means that certain Amendment No. 1 to Credit Agreement, dated as of June 23, 2026, among the Parent Borrower, the MGM Borrower, the PwrQ Borrower, the States Borrower, the Subsidiary Guarantors party thereto, each Amendment No. 1 Refinancing Term Lender party thereto, each Revolving Lender and the Administrative Agent.

“Amendment No. 1 Effective Date” has the meaning assigned to such term in Amendment No. 1 to Credit Agreement.

“Amendment No. 1 Lead Arrangers” means Jefferies Finance LLC, Bank of America, N.A., Barclays Bank PLC, JPMorgan Chase Bank, N.A., Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd. and TD Securities (USA) LLC, in their respective capacities as joint lead arrangers and joint bookrunners in respect of Amendment No. 1 to Credit Agreement.

“Amendment No. 1 Refinancing Term Lender” means each Person that holds an Amendment No. 1 Refinancing Term Loan Commitment or an outstanding Amendment No. 1 Refinancing Term Loan.

“Amendment No. 1 Refinancing Term Loan Commitment” has the meaning assigned to such term in Amendment No. 1 to Credit Agreement.

“Amendment No. 1 Refinancing Term Loans” has the meaning assigned to such term in Section 2.01(a)(i)(B).

“Amendment No. 1 Transaction Costs” means the fees, premiums, expenses and other transaction costs (including original issue discount and/or upfront fees) payable or otherwise borne by the Parent Borrower, any Parent Company and/or their respective subsidiaries in connection with the Amendment No. 1 Transactions and the transactions contemplated thereby.

“Amendment No. 1 Transactions” means, collectively, (a) the execution, delivery and performance by the Parent Borrower and its applicable subsidiaries of Amendment No. 1 to Credit Agreement and the other Loan Documents entered into on the Amendment No. 1 Effective Date and, in each case, the transactions contemplated thereby and (b) the payment of Amendment No. 1 Transaction Costs.

“Anti-Corruption Laws” means any laws, regulations or orders relating to anti-bribery, anti-corruption (governmental or commercial), including laws that prohibit the corrupt payment, offer, promise, or authorization of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any foreign government official, foreign government employee, person or commercial entity, to obtain a business advantage, or the offer, promise, or gift of, or the request for, agreement to receive or receipt of a financial or other advantage to induce or reward the improper performance of a relevant function or activity, including the U.S. Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010 and all national and international laws enacted to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.

“Applicable Borrower” means any of the Borrowers, as the context may require.

“Applicable Percentage” means:

(a)
with respect to any Term Lender of any Class, a percentage equal to a fraction the numerator of which is the aggregate outstanding principal amount of the Term Loans and unused Term Commitments of such Term Lender under the applicable Class and the denominator of which is the

~~WEIL\101313475\1\63232.0014~~

aggregate outstanding principal amount of the Term Loans and unused Term Commitments of all Term Lenders under the applicable Class; and
(b)
with respect to any Revolving Lender of any Class, the percentage of the aggregate amount of the Revolving Credit Commitments of such Class represented by such Lender’s Revolving Credit Commitment of such Class; provided that for purposes of Section 2.21 and otherwise herein (except with respect to Section 2.11(a)(ii)), when there is a Defaulting Lender, such Defaulting Lender’s Revolving Credit Commitment shall be disregarded for any relevant calculation.

In the case of clause (b), in the event that the Revolving Credit Commitments of any Class have expired or been terminated, the Applicable Percentage of any Revolving Lender of such Class shall be determined on the basis of the Revolving Credit Exposure of such Revolving Lender attributable to its Revolving Credit Commitment of such Class, giving effect to any assignment thereof.

“Applicable Rate” means, for any day, (a) in the case of any ~~Initial~~Amendment No. 1 Refinancing Term Loan, (i) ~~2~~1.25% per annum with respect to ABR Loans and (ii) ~~3~~2.25% per annum with respect to Term Benchmark Loans and (b) in the case of any Initial Revolving Loan, (i) 1.25% per annum with respect to ABR Loans and (ii) 2.25% per annum with respect to ~~ABR Loans and (ii) 3.25% per annum with respect to~~ Term Benchmark Loans. ~~Notwithstanding the foregoing, upon the consummation of a Public Company Transaction, the Applicable Rate with respect to the Initial Term Loans and Initial Revolving Loans (including Swingline Loans) will be automatically reduced by 0.25% per annum in each of the categories in the table set forth above, effective from and after the date on which such Public Company Transaction was consummated.~~

“Applicable Revolving Credit Percentage” means, with respect to any Revolving Lender at any time, the percentage of the Total Revolving Credit Commitment at such time represented by such Revolving Lender’s Revolving Credit Commitments at such time; provided that for purposes of Section 2.21 and otherwise herein (except with respect to Section 2.11(a)(ii)), when there is a Defaulting Lender, any such Defaulting Lender’s Revolving Credit Commitment shall be disregarded in the relevant calculations. In the event that (a) the Revolving Credit Commitments of any Class have expired or been terminated in accordance with the terms hereof (other than pursuant to Article 7), the Applicable Revolving Credit Percentage shall be recalculated without giving effect to the Revolving Credit Commitments of such Class or (b) the Revolving Credit Commitments of all Classes have terminated (or the Revolving Credit Commitments of any Class have terminated pursuant to Article 7), the Applicable Revolving Credit Percentage shall be determined based upon the Revolving Credit Commitments (or the Revolving Credit Commitments of such Class) most recently in effect, giving effect to any assignment thereof.

“Approved Fund” means, with respect to any Lender, any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities and is administered, advised or managed by (a) such Lender, (b) any Affiliate of such Lender or (c) any entity or any Affiliate of any entity that administers, advises or manages such Lender.

“Arrangers” means Jefferies Finance LLC, Bank of America, N.A., Barclays Bank PLC, JPMorgan Chase Bank, N.A., Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd. and TD Securities (USA) LLC, in their respective capacities as joint lead arrangers and joint bookrunners hereunder.

“Articles of Organization” has the meaning assigned to such term in Section 4.01(d).

“Assignment Agreement” means, collectively, each Assignment and Assumption and each Affiliated Lender Assignment and Assumption.

~~WEIL\101313475\1\63232.0014~~

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.05), and accepted by the Administrative Agent in the form of Exhibit A-2 or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent and the Parent Borrower.

“Available Amount” means, at any time, an amount equal to, without duplication:

(a)
the sum of:
(i)
the greater of $143,250,000 and 75% of Consolidated Adjusted EBITDA for the most recently ended Test Period; plus
(ii)
an amount, not less than zero for any period, equal to the greatest of (A) the Retained Excess Cash Flow Amount as of the last day of the most recently ended Test Period, (B) an amount equal to 50% of Adjusted Consolidated Net Income from the first day of the Fiscal Quarter during which the Closing Date occurs to the last Fiscal Quarter of the most recently completed Test Period, calculated on a Pro Forma Basis (which amount shall be deemed to be zero for any Fiscal Quarter if Consolidated Net Income for such Fiscal Quarter is less than zero), and (C) an amount equal to the Accumulated EBITDA Component as of the last day of the most recently ended Test Period; plus
(iii)
(A) the amount of any capital contribution in respect of Qualified Capital Stock or the proceeds of any issuance of Qualified Capital Stock of the Parent Borrower after the Closing Date (other than any amount (1) constituting a Cure Amount, an Available Excluded Contribution Amount or a Contribution Indebtedness Amount, (2) received from the Parent Borrower or any Restricted Subsidiary or (3) consisting of the proceeds of any loan or advance made pursuant to Section 6.06(h)(x)(ii)) received or deemed to be received as Cash equity by the Parent Borrower or any of its Restricted Subsidiaries, plus (B) the fair market value, as determined by the Borrower Representative in good faith, of Cash Equivalents, marketable securities or other property received or deemed to be received by the Parent Borrower or any Restricted Subsidiary as a capital contribution in respect of Qualified Capital Stock or in return for any issuance of Qualified Capital Stock (other than any amount (1) constituting a Cure Amount, an Available Excluded Contribution Amount or a Contribution Indebtedness Amount or (2) received from the Parent Borrower or any Restricted Subsidiary), in each case, during the period from and including the day immediately following the Closing Date through and including such time; plus
(iv)
the aggregate principal amount of any Indebtedness or Disqualified Capital Stock, in each case, of the Parent Borrower or any Restricted Subsidiary issued after the Closing Date (other than Indebtedness or such Disqualified Capital Stock issued to the Parent Borrower or any Restricted Subsidiary), which has been converted into or exchanged for Qualified Capital Stock of the Parent Borrower, any Restricted Subsidiary or any Parent Company, together with the fair market value of any Cash Equivalents and the fair market value (as determined by the Borrower Representative in good faith) of any property or assets received by the Parent Borrower or such Restricted Subsidiary upon such exchange or conversion, in each case, during the period from and including the day immediately following the Closing Date through and including such time; plus
(v)
the Net Proceeds received by the Parent Borrower or any Restricted Subsidiary during the period from and including the day immediately following the Closing Date through and including such time in connection with the Disposition to any Person (other than the Parent Borrower or any Restricted Subsidiary) of any Investment made pursuant to Section 6.06(r)(i); plus

~~WEIL\101313475\1\63232.0014~~

(vi)
to the extent not already reflected, at the election of the Borrower Representative, as a return of capital with respect to such investment for purposes of determining the amount of such Investment pursuant to the definition thereof, the proceeds received (or deemed to be received) by the Parent Borrower or any Restricted Subsidiary during the period from and including the day immediately following the Closing Date through and including such time in connection with cash returns, cash profits, cash distributions and similar cash amounts, including cash principal repayments and interest payments of loans, in each case, received in respect of any Investment made after the Closing Date pursuant to Section 6.06(r)(i); plus
(vii)
an amount equal to the sum of (A) the amount of any Investment made by the Parent Borrower or any Restricted Subsidiary pursuant to Section 6.06(r)(i) in any Unrestricted Subsidiary or any other Person (other than the Parent Borrower or any Restricted Subsidiary) that has been re-designated as or has become, as applicable, a Restricted Subsidiary or that has been merged, consolidated or amalgamated with or into, or is liquidated, wound up or dissolved into, the Parent Borrower or any Restricted Subsidiary and (B) the fair market value (as determined by the Borrower Representative in good faith) of the property or assets (including cash or Cash Equivalents) of any Unrestricted Subsidiary or, in respect of any minority investment, any other Person that have been distributed, conveyed or otherwise transferred to the Parent Borrower or any Restricted Subsidiary, in each case, during the period from and including the day immediately following the Closing Date through and including such time; plus
(viii)
to the extent not already included in clauses (vi) or (vii) above, the aggregate amount of any Cash dividend or other Cash distribution received (or deemed received) by the Parent Borrower or any Restricted Subsidiary from any Unrestricted Subsidiary after the Closing Date; plus
(ix)
the amount of any Declined Proceeds; plus
(x)
the amount of any Retained Net Proceeds; plus
(xi)
the amount of any De Minimis Proceeds; plus
(xii)
the fair market value of any First Lien Debt and/or Junior Lien Debt that has been contributed by a Person other than Holdings, the Parent Borrower or any of its Restricted Subsidiaries to the Parent Borrower and/or any of its Restricted Subsidiaries for cancellation in accordance with Section 9.05(g) (or any comparable provision under any definitive documentation governing such First Lien Debt or Junior Lien Debt, as applicable) during the period from and including the day immediately following the Closing Date through and including such time; plus
(xiii)
the aggregate face amount of any Indebtedness of the Parent Borrower and/or any Restricted Subsidiary that is cancelled, released or otherwise terminated by virtue of the incurrence or assumption by any Unrestricted Subsidiary of any such Indebtedness, including by way of an “exchange” or similar transaction during the period from and including the day immediately following the Closing Date through and including such time; plus
(xiv)
the value of any transaction consideration in any Permitted Acquisition and/or other Investment attributable in good faith determination of the Borrower Representative to the Capital Stock of the Parent Borrower or its Parent Company issued in connection with such Permitted Acquisition and/or Investment; minus

~~WEIL\101313475\1\63232.0014~~

(b)
an amount equal to the sum of (i) Restricted Payments made pursuant to Section 6.04(a)(iii)(A), plus (ii) Restricted Debt Payments made pursuant to Section 6.04(b)(vi)(A), plus (iii) Investments made pursuant to Section 6.06(r)(i), in each case, after the Closing Date and prior to such time or contemporaneously therewith.

“Available Excluded Contribution Amount” means the aggregate amount of Cash or Cash Equivalents or the fair market value of other assets (including cash) or property (as determined by the Borrower Representative in good faith, but excluding any Cure Amount) received (or deemed to be received) by the Parent Borrower or any of its Restricted Subsidiaries after the Closing Date from:

(1)
contributions (or deemed contributions) of assets (including cash) in respect of Qualified Capital Stock (other than any amounts received from the Parent Borrower or any of its Restricted Subsidiaries), and
(2)
the sale or issuance of Qualified Capital Stock of the Parent Borrower (other than (x) to any Restricted Subsidiary, (y) pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or (z) with the proceeds of any loan or advance made pursuant to Section 6.06(h)(x)(ii)), in each case, designated by the Borrower Representative as an Available Excluded Contribution Amount pursuant to a certificate of a Responsible Officer on or promptly after the date on which the relevant capital contribution is made (or deemed made) or the relevant proceeds are received (or deemed to be received), as the case may be, and which are excluded from the calculation of the Available Amount.

“Available RP Capacity Amount” means, at any time, the aggregate amount of Restricted Payments that may be made at such time pursuant to Sections 6.04(a)(ii), 6.04(a)(iii), 6.04(a)(vii) and/or 6.04(a)(x).

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.14(f).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliate (other than through liquidation, administration or other insolvency proceedings).

“Banking Services” means each and any of the following services: commercial credit cards, stored value cards, purchasing cards, merchant processing services, treasury management services, netting services, overdraft protections, check drawing services, automated payment services (including depository, overdraft, controlled disbursement, ACH transactions, return items, any direct debit scheme or arrangement, and interstate depository network services), employee credit card programs, cash pooling services, supply chain and/or supplier financing services and any arrangement and/or service similar to any of the foregoing and/or otherwise in connection with Cash management and Deposit Accounts.

~~WEIL\101313475\1\63232.0014~~

“Banking Services Obligations” means any and all obligations of the Parent Borrower or any Loan Party, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under any arrangement in connection with Banking Services that is in effect on the Closing Date or entered into at any time on or after the Closing Date between any Loan Party and (a) a counterparty that is (or is an Affiliate of) the Administrative Agent, any Lender or any Arranger as of the Closing Date or at the time the relevant arrangement is entered into and/or (b) any other Person designated in writing by the Borrower Representative to the Administrative Agent, in each case, that have been designated to the Administrative Agent in writing by the Borrower Representative as being Banking Services Obligations; it being understood that each counterparty thereto shall be deemed (A) to appoint the Administrative Agent as its agent under the applicable Loan Documents and (B) to agree to be bound by the provisions of Article 8, Section 9.03 and Section 9.10 and any applicable Intercreditor Agreement as if it were a Lender.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.).

“Base Rate Term SOFR Determination Day” has the meaning assigned to such term in the definition of “Term SOFR”.

“Benchmark” means, initially, Term SOFR; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(b).

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(a)
Daily Simple SOFR; and
(b)
the sum of (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower Representative as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time in the U.S. and (ii) the related Benchmark Replacement Adjustment;

If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.

~~WEIL\101313475\1\63232.0014~~

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day”, the definition of “U.S. Government Securities Business Day”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent, in consultation with the Borrower Representative, acting reasonably, decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent, acting reasonably, in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent reasonably determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent reasonably decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such Benchmark:

(a)
in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(b)
in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) of the definition of “Benchmark Transition Event” and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such Benchmark:

(a)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(b)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, the Term SOFR Administrator, an insolvency official with jurisdiction over the

~~WEIL\101313475\1\63232.0014~~

administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(c)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (b) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation and substantially in the form of Exhibit Q attached hereto.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Board” means the Board of Governors of the Federal Reserve System of the US.

“Borrower” and “Borrowers” means the Parent Borrower, the MGM Borrower, the PwrQ Borrower and/or the States Borrower, as the context may require.

“Borrower Joinder Agreement” means a joinder agreement in the substantially the form of Exhibit R hereto or such other form to which the Administrative Agent may reasonably agree, executed by the Additional Borrower party thereto.

“Borrower Materials” has the meaning assigned to such term in Section 9.01(d).

“Borrower Representative” has the meaning assigned to such term in Section 2.26.

“Borrowing” means any Loans of the same Type and Class made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect.

~~WEIL\101313475\1\63232.0014~~

“Borrowing Request” means a request by the Applicable Borrower (or the Borrower Representative) for a Borrowing in accordance with Section 2.03 and substantially in the form attached hereto as Exhibit B or such other form that is reasonably acceptable to the Administrative Agent and the Borrower Representative.

“Burdensome Agreement” has the meaning assigned to such term in Section 6.05.

“Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be (a) in relation to Loans referencing Term SOFR and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing Term SOFR, and (b) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such RFR Loan, any such day that is a U.S. Government Securities Business Day.

“Business Optimization Initiative” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”.

“Calculation Period” means an Excess Cash Flow Period or an Excess Cash Flow Interim Period, as applicable.

“Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases) by the Parent Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of the Parent Borrower and the Restricted Subsidiaries. Any change to lease accounting rules from those in effect on the date hereof pursuant to Financial Accounting Standards Board Accounting Standards Codification 840 (Leases) and other related lease accounting guidance in effect on the date hereof shall not result in a Capital Expenditure.

“Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person; provided that, for the avoidance of doubt, the amount of obligations attributable to any Capital Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing, but excluding for the avoidance of doubt any Indebtedness convertible into or exchangeable for any of the foregoing.

“Captive Insurance Subsidiary” means any Restricted Subsidiary of the Parent Borrower that is subject to regulation as an insurance company (or any Restricted Subsidiary thereof).

“Cash” means money, currency or a credit balance in any Deposit Account, in each case determined in accordance with GAAP.

“Cash Equivalents” means, as at any date of determination:

(a)
readily marketable securities (i) issued or directly and unconditionally guaranteed or insured as to interest and principal by the U.S. government or (ii) issued by any agency or instrumentality of the U.S. the obligations of which are backed by the full faith and credit of the U.S., in each case maturing within one year after such date and, in each case, repurchase agreements and reverse repurchase agreements relating thereto;

~~WEIL\101313475\1\63232.0014~~

(b)
readily marketable direct obligations issued by any state, commonwealth or territory of the U.S. or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time neither S&P nor Moody’s rates such obligations, an equivalent rating from another nationally recognized statistical rating agency) and, in each case, repurchase agreements and reverse repurchase agreements relating thereto;
(c)
commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency);
(d)
deposits, money market deposits, time deposit accounts, certificates of deposit or bankers’ acceptances (or similar instruments) maturing within one year after such date and issued or accepted by any Lender or by any bank organized under, or authorized to operate as a bank under, the laws of the U.S., any state thereof or the District of Columbia or any political subdivision thereof and that has capital and surplus of not less than $75,000,000 and, in each case, repurchase agreements and reverse repurchase agreements relating thereto;
(e)
shares of any money market mutual fund that has (i) substantially all of its assets invested in the types of investments referred to in clauses (a) through (d) above, (ii) net assets of not less than $250,000,000 and (iii) a rating of at least A-2 from S&P or at least P-2 from Moody’s; and
(f)
solely with respect to any Captive Insurance Subsidiary, any investment that such Captive Insurance Subsidiary is not prohibited to make in accordance with Requirements of Law.

In the case of any Investment by any Foreign Subsidiary, “Cash Equivalents” shall also include (x) Investments of the type and maturity described in clauses (a) through (f) above of foreign obligors, which Investments or obligors (or the parent companies thereof) have the ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (y) other short-term Investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in Investments analogous to the Investments described in clauses (a) through (f) and in this paragraph.

“Change in Law” means (a) the adoption of any law, treaty, rule or regulation after the Closing Date, (b) any change in any law, treaty, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or such Issuing Bank or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date (other than any such request, guideline or directive to comply with any law, rule or regulation that was in effect on the Closing Date). For purposes of this definition and Section 2.15, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or US or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case described in clauses (a), (b) and (c) above, be deemed to be a Change in Law, regardless of the date enacted, adopted, issued or implemented.

“Change of Control” means the earliest to occur of:

(a)
at any time prior to a Public Company Transaction, Permitted Holders, in the aggregate, ceasing to beneficially own, either directly or indirectly (within the meaning of Rule 13d-3

~~WEIL\101313475\1\63232.0014~~

and Rule 13d-5 under the Exchange Act), Capital Stock representing greater than 50% of the total voting power of all of the outstanding voting Capital Stock of Holdings;
(b)
at the time of or at any time after a Public Company Transaction, the acquisition by any Person or group (as used in this definition, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (including any group acting for the purpose of acquiring, holding or disposing of Securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), but excluding (i) any employee benefit plan and/or Person acting as the trustee, agent or other fiduciary or administrator therefor, (ii) one or more Permitted Holders and/or any group controlled by one or more Permitted Holders and (iii) any underwriter in connection with any Public Company Transaction), of voting common stock representing more than 50% of the total voting power of all of the outstanding voting common stock of the relevant Public Entity; and
(c)
after the Closing Date and prior to the consummation of any Specified Public Company Transaction, the Parent Borrower ceasing to be a direct or indirect Wholly-Owned Subsidiary of Holdings.

For purposes of this definition:

(i)
a Person or group shall not be deemed to beneficially own Capital Stock or voting power subject to a stock or asset purchase agreement, merger agreement or similar agreement (or voting or similar agreement related thereto) until the consummation of the acquisition of the Capital Stock or voting power pursuant to the transactions contemplated by such agreement;
(ii)
if any group includes one or more Permitted Holders, the issued and outstanding Capital Stock of the relevant Person that is directly or indirectly owned by the Permitted Holders that are part of such group shall not be treated as being beneficially owned by such group or any other member of such group for purposes of this definition;
(iii)
a Person or group will not be deemed to beneficially own the Capital Stock of another Person as a result of its ownership of the Capital Stock or other securities of such other Person’s parent company (or any related contractual right) unless it beneficially owns or controls 50% or more of the total voting power of the Capital Stock entitled to vote for the election of directors of such Person’s parent company having a majority of the aggregate votes on the board of directors (or equivalent governing body) of such Person’s parent company;
(iv)
any veto or approval right in respect to certain matters provided to any equityholder in any shareholder agreement, investor rights agreement or other similar agreement shall not constitute voting power for purposes hereunder;
(v)
it is understood and agreed for the avoidance of doubt that any transaction resulting in a Successor Parent Borrower in accordance with the terms hereof shall not give rise to a Change of Control so long as, immediately following such transaction, the tests set forth in clauses (a), (b) or (c), as applicable, are satisfied as if the reference to the “Parent Borrower” therein were a reference to the applicable Successor Parent Borrower;
(vi)
a transaction shall not give rise to a Change of Control solely as a result of the Parent Borrower becoming a direct or indirect Wholly-Owned Subsidiary of a Parent Company so long as, immediately following such transaction, the tests set forth in clauses (a), (b) or (c), as applicable, are satisfied;

~~WEIL\101313475\1\63232.0014~~

(vii)
the right to acquire voting stock or any veto power in connection with the acquisition or disposition of voting stock or other action does not cause a Person to constitute a beneficial owner; and
(viii)
no “Change of Control” shall be deemed to have occurred if one or more Permitted Holders have the right, directly or indirectly, by voting power, contract or otherwise, to elect or designate for election at least a majority of the board of directors (or equivalent governing body) of Holdings (in the case of clause (a) above) or the relevant Public Entity (in the case of clause (b) above).

“Charge” means any fee, loss, charge, expense, cost, accrual or reserve of any kind.

“Charged Amounts” has the meaning assigned to such term in Section 9.19.

“Class”, when used with respect to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are ~~Initial~~Amendment No. 1 Refinancing Term Loans, Additional Term Loans of any series established as a separate “Class” pursuant to Section 2.22, 2.23 and/or 9.02(c)(i), Initial Revolving Loans, Additional Revolving Loans of any series established as a separate “Class” pursuant to Section 2.22, 2.23 and/or 9.02(c)(ii) or Swingline Loans, (b) any Commitment, refers to whether such Commitment is an ~~Initial~~Amendment No. 1 Refinancing Term Loan Commitment, an Additional Term Loan Commitment of any series established as a separate “Class” pursuant to Section 2.22, 2.23 and/or 9.02(c)(i), an Initial Revolving Credit Commitment, an Additional Revolving Credit Commitment of any series established as a separate “Class” pursuant to Section 2.22, 2.23 and/or 9.02(c)(ii) or a commitment to make Swingline Loans, (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class, and (d) any Revolving Credit Exposure, refers to whether such Revolving Credit Exposure is attributable to a Revolving Credit Commitment of a particular Class.

“Closing Date” means December 19, 2025, the date on which the conditions specified in Section 4.01 were satisfied (or waived in accordance with Section 9.02).

“Closing Date Refinancing” has the meaning assigned to such term in the recitals to this Agreement.

“Code” means the Internal Revenue Code of 1986.

“Collateral” means any and all property of any Loan Party subject (or purported to be subject) to a Lien under any Collateral Document and any and all other property of any Loan Party, now existing or hereafter acquired, that is or becomes subject (or purported to be subject) to a Lien pursuant to any Collateral Document to secure the Secured Obligations. For the avoidance of doubt, in no event shall “Collateral” include any Excluded Asset.

“Collateral and Guarantee Requirement” means, at any time, subject to (x) the applicable limitations set forth in this Agreement and/or any other Loan Document and the terms of any applicable Intercreditor Agreement and (y) the time periods (and extensions thereof) set forth in Section 5.12 and/or Section 5.13, as applicable, the requirement that:

(a)
in the case of any Restricted Subsidiary that is required to become (or otherwise becomes) a Loan Party after the Closing Date (including by ceasing to be an Excluded Subsidiary), the Administrative Agent shall have received:
(i)
(A) a Joinder Agreement, (B) if the respective Restricted Subsidiary required to comply with the requirements set forth in this definition pursuant to Section 5.12 owns registrations of or applications for US Copyrights, Trademarks or Patents that constitute Collateral, an Intellectual Property Security Agreement, (C) a completed Perfection Certificate,

~~WEIL\101313475\1\63232.0014~~

(D) Uniform Commercial Code financing statements in appropriate form for filing in such jurisdictions as the Administrative Agent may reasonably request and (E) an executed joinder to each applicable Intercreditor Agreement in substantially the form attached as an exhibit thereto or such other form to which the Administrative Agent may reasonably agree;
(ii)
each item of Collateral that such Restricted Subsidiary is required to deliver under Section 4.02 of the Security Agreement (which, for the avoidance of doubt, shall be delivered within the time periods set forth in Section 5.12(a)); and
(iii)
in the case of any subsidiary that has been designated as a Discretionary Guarantor (A) with respect to any such subsidiary that is a Domestic Subsidiary, the documents described in clause (a)(i) above and (B) with respect to any such subsidiary that is a Foreign Subsidiary, (1) a Joinder Agreement and (2) such other documentation relating to such categories of assets (other than Excluded Assets) as the Borrower Representative and Administrative Agent may reasonably agree; and
(b)
[reserved].

“Collateral Documents” means, collectively, (a) the Security Agreement, (b) [reserved], (c) each Intellectual Property Security Agreement, (d) any joinder or supplement to any of the foregoing delivered to the Administrative Agent pursuant to the definition of “Collateral and Guarantee Requirement”, (e) the Perfection Certificate (including any Perfection Certificate delivered to the Administrative Agent pursuant to the definition of “Collateral and Guarantee Requirement”) and (f) each of the other instruments and documents pursuant to which any Loan Party grants (or purports to grant) a Lien on any Collateral as security for payment of the Secured Obligations.

“Commercial Letter of Credit” means any letter of credit issued pursuant to this Agreement for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by the Parent Borrower or any of its subsidiaries in the ordinary course of business of such Person.

“Commercial Tort Claim” has the meaning set forth in Article 9 of the UCC.

“Commitment” means, with respect to each Lender, such Lender’s ~~Initial~~Amendment No. 1 Refinancing Term Loan Commitment, Initial Revolving Credit Commitment and/or Additional Commitment, as applicable, in effect as of such time.

“Commitment Fee Rate” means, on any date (a) with respect to the Initial Revolving Credit Commitment, 0.35% per annum and (b) with respect to Additional Revolving Credit Commitments of any Class, the rate or rates per annum specified in the applicable Refinancing Amendment, Incremental Facility Amendment or Extension Amendment.

“Commitment Schedule” means the Schedule attached hereto as Schedule 1.01(a).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Company Competitor” means any competitor of Holdings, the Parent Borrower and/or any of their respective subsidiaries.

“Competitor Debt Fund Affiliate” means, with respect to any Company Competitor or any Affiliate thereof, any debt fund, investment vehicle, regulated bank entity or unregulated lending entity (in each case, other than any Identified Non-Competitor DQI) that is (a) primarily engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business for financial investment purposes (but not with a view towards (i) owning the borrower or issuer of any such loans

~~WEIL\101313475\1\63232.0014~~

or similar extensions of credit or (ii) investing in special or opportunistic situations) and (b) managed, sponsored or advised by any person that is controlling, controlled by or under common control with the relevant Company Competitor or Affiliate thereof, but only to the extent that no personnel involved with the investment in the relevant Company Competitor or its Affiliates, or the management, control or operation thereof, (i) makes (or has the right to make or participate with others in making) investment decisions on behalf of, or otherwise cause the direction of the investment policies of, such debt fund, investment vehicle, regulated bank entity or unregulated entity or (ii) has access to any information (other than information that is publicly available) relating to the Parent Borrower and/or any entity that forms any part of its businesses (including any of its subsidiaries).

“Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit D or such other form to which the Borrower Representative and the Administrative Agent may reasonably agree.

“Confidential Information” has the meaning assigned to such term in Section 9.13.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Adjusted EBITDA” means, as to any Person for any period, an amount determined for such Person on a consolidated basis equal to the total of:

(a)
Consolidated Net Income for such period; plus
(b)
the sum, without duplication, of (to the extent deducted in calculating Consolidated Net Income, other than in respect of clauses (v), (x), (xi), (xii), (xiv), (xvii), (xxi) and/or (xxii) below) the amount of:
(i)
consolidated interest expense (including (A) fees and expenses paid to the Administrative Agent in connection with its services hereunder, (B) other bank, administrative agency (or trustee) and financing fees, (C) costs of surety bonds in connection with financing activities (whether amortized or immediately expensed) and (D) commissions, discounts and other fees and charges owed with respect to letters of credit, bank guarantees, bankers’ acceptances or any similar facilities or financing and hedging agreements); plus
(ii)
Taxes paid and any provision for Taxes, including income, capital, federal, provincial, state, franchise, excise, value added and similar Taxes, property Taxes, foreign withholding Taxes and foreign unreimbursed value added Taxes (including penalties and interest related to any such Tax or arising from any Tax examination, and including pursuant to any Tax sharing arrangement or as a result of any intercompany distribution) of such Person paid or accrued during such period; plus
(iii)
total depreciation and amortization expense; plus
(iv)
any non-Cash Charge, including (A) the excess of rent expense over actual Cash rent paid, including the benefit of lease incentives (in the case of a charge) during such period due to the use of straight line rent for GAAP purposes and/or (B) any non-cash compensation Charge and/or any other non-cash Charge arising from the granting of any stock option or similar arrangement (including any profits interest), the granting of any stock appreciation right and/or similar arrangement (including any repricing, amendment, modification, substitution or change of any such stock option, stock appreciation right, profits interest or similar arrangement); provided that if any such non-Cash charge, expense or loss represents an accrual or reserve for potential Cash items in any future period, such Person may determine not to add back such non-Cash charge in the then-current period; plus

~~WEIL\101313475\1\63232.0014~~

(v)
(A) Transaction Costs, (B) any Charge incurred in connection with the consummation of any transaction (or any transaction proposed and not consummated and whether or not permitted under this Agreement), including (1) any issuance and/or incurrence of Indebtedness (including any Charge that would constitute a Public Company Cost), any Receivables Facility (including commissions, discounts, yield, interest expense and similar fees and charges relating thereto) and/or any issuance and/or offering of Capital Stock (including, in each case, by any Parent Company), any acquisition or other Investment (including, for the avoidance of doubt, any earnout obligation and/or any bonus intended to replicate any earnout obligation, seller performance payment or other form of acquisition consideration), any disposition, any recapitalization, any merger, consolidation or amalgamation, any option buyout and/or any repayment, refinancing, amendment or modification of Indebtedness (including any amortization or write-off of debt issuance or deferred financing costs, premiums and prepayment penalties) or any similar transaction, including, in each case, any such transaction consummated by any Parent Company, and/or (2) in connection with, and/or anticipation of, any Public Company Transaction (whether or not consummated), including any Charge that would constitute a Public Company Cost, (C) the amount of any Charge that is actually reimbursed or reimbursable by any third party pursuant to any indemnification or reimbursement provision or similar agreement (including any purchase price adjustment) or insurance; provided that in respect of any Charge that is added back in reliance on clause (C) above, the relevant Person in good faith expects to receive reimbursement for such Charge, (D) Public Company Costs and/or (E) any Charge in connection with any profits interest plan, any phantom plan and/or any qualifying sale-based or share-price based long term incentive; plus
(vi)
Charges attributable to, and payments of, litigation settlements, judgments, orders or losses and related expenses; plus
(vii)
(A) the amount of management, monitoring, consulting, transaction and advisory fees and expenses and indemnities actually paid by or on behalf of, or accrued by, such Person or any of its subsidiaries (1) to the Investors (or their Affiliates or management companies) to the extent permitted under this Agreement or (2) as permitted by Section 5.16, (B) indemnities and expenses paid or accrued to or on behalf of directors, officers, members of management, consultants and independent contractors and (C) fees paid to independent directors; plus
(viii)
any Charge incurred or accrued in connection with any single or one-time event, including in connection with (A) any acquisition or similar Investment consummated prior to or after the Closing Date, (B) the closing, consolidation, opening or reconfiguration of any facility during such period (C) any restructuring Charge and/or (D) one-time consulting costs or expenses; plus
(ix)
the amount of any earn-out and/or other contingent consideration (including contingent consideration accounted for as a bonus, compensation or otherwise) incurred in connection with any acquisition and/or Investment completed prior to the Closing Date and/or any Permitted Acquisition or other Investment permitted by this Agreement, in each case, which accrues or is paid during the applicable period and any adjustment of any thereof; plus
(x)
pro forma “run rate” expected cost savings, operating expense reductions, operational improvements, business optimization, restructuring, cost synergies and/or contracted revenue synergies (collectively, “Run-Rate Synergies”) (net of the amount of any actual amount realized) reasonably identifiable (in the good faith determination of the Borrower Representative) related to (A) any asset sale, merger or other business combination, acquisition, Investment, Disposition, operating improvement, expense reduction, restructuring, cost saving initiative, revenue enhancement initiative and/or any initiative similar to the foregoing

~~WEIL\101313475\1\63232.0014~~

(including the entry into or renegotiation of, or in respect of which binding commitments have been entered for, any contract and/or other arrangement) and/or any specified transaction (any such transaction, improvement, reduction, restructuring or initiative, a “Business Optimization Initiative”), in each case, consummated or implemented prior to the Closing Date and/or (B) any Business Optimization Initiative consummated or implemented after the Closing Date; provided that, with respect to clause (B), (1) the relevant action resulting in (or substantial steps towards the relevant action that would result in) such Run-Rate Synergies must be taken or expected to be taken within 24 months following the applicable date of determination and (2) amounts added back in any Test Period under this clause (B), together with amounts added back in such Test Period pursuant to clause (xxii) below, shall be subject to a cap of 35% of Consolidated Adjusted EBITDA (with such capped amount being determined as a percentage of Consolidated Adjusted EBITDA calculated without giving effect to the foregoing cap or any other cap in the definition of “Consolidated Adjusted EBITDA”) (the “Run-Rate Synergies/New Contracts Cap”); provided, further, that the Run-Rate Synergies/New Contracts Cap shall not apply to any amount relating to any pro forma adjustment consistent with Regulation S-X under the Securities Act (as in effect prior to January 1, 2021); plus
(xi)
any Charge attributable to the undertaking and/or implementation of any new initiative, business optimization activity, cost savings initiative, cost rationalization program, operating improvement and/or expense reduction and/or synergy and/or similar initiative and/or program (including in connection with any integration, operational improvement, restructuring or transition, any reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternative uses, any facility opening and/or pre-opening), any inventory optimization program and/or any curtailment, any business optimization Charge, any Charge relating to the destruction of equipment, any restructuring Charge and/or integration Charge (including any Charge relating to any tax restructuring), any Charge relating to the closure or consolidation of any facility (including but not limited to rent termination costs, moving costs and legal costs), any system implementation Charge, any severance Charge, any Charge relating to entry into any market, any Charge relating to any exit from any market and/or line of business, any Charge relating to any strategic initiative, any signing Charge, any Charge relating to any retention or completion bonus (including any related employer payroll tax), any expansion and/or relocation Charge, any Charge associated with any modification to any pension and post-retirement employee benefit plan, any product, software or intellectual property development Charge, any Charge associated with systems design, update and/or establishment, any upgrade Charge, any platform optimization Charge, any startup and/or expansion Charge (including administrative, overhead, staffing and related costs and expenses), any Charge in connection with new and/or expanded operations, any Charge in connection with unused warehouse space, any Charge relating to a prospective, new or renewed contract, any consulting Charge, any corporate development Charge, any Charge incurred in connection with software, product, service and/or intellectual property development, any Charge relating to any distribution network and/or sales channel, any Charge in connection with any exit from, wind down or termination of any line of business, any Charge related to any customer dispute and/or any Charge in connection with the implementation, replacement, development or upgrade of any operational, reporting and/or information technology system and/or technology initiative; plus
(xii)
proceeds of business interruption insurance in an amount representing the earnings for the applicable period that such proceeds are intended to replace and reimbursements of any expenses and charges that are covered by indemnification or other reimbursement provisions in connection with any investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder (whether or not then received so long as such Person in good faith expects to receive such proceeds); plus

~~WEIL\101313475\1\63232.0014~~

(xiii)
realized or unrealized net losses in the fair market value of any arrangement under any Hedge Agreement; plus
(xiv)
the amount of Cash actually received (or the amount of the benefit of any netting arrangement resulting in reduced Cash expenditures) during such period, and not included in Consolidated Net Income in any period, to the extent that any non-Cash gain relating to such Cash receipt or netting arrangement was deducted in the calculation of Consolidated Adjusted EBITDA pursuant to clause (c)(i) below for any previous period and not added back; plus
(xv)
expenses in connection with Incentive Arrangements in connection with any Permitted Acquisition or other Investment consummated after the Closing Date; plus
(xvi)
the amount of (A) any Charge to the extent that a corresponding amount is received in cash by such Person from a Person other than such Person or any Restricted Subsidiary of such Person under any agreement providing for reimbursement of such Charge and/or (B) any Charge with respect to any liability or casualty event, business interruption or any product recall, (1) so long as such Person has submitted in good faith, and reasonably expects to receive payment in connection with, a claim for reimbursement of such amounts under its relevant insurance policy or (2) without duplication of any amount included in a prior period under clause (B)(1) above, to the extent such Charge is covered by insurance proceeds received in cash during such period (it being understood that if the amount received in cash under any such agreement in any period exceeds the amount of any Charge paid during such period such excess amounts received may be carried forward and applied against any Charge in any future period); plus
(xvii)
any other add-back, adjustment and/or exclusion of the type reflected in (A) the Financial Model and/or (B) any quality of earnings report prepared by any independent registered public accountant of recognized national standing or any other accounting firm reasonably acceptable to the Administrative Agent, in each case, delivered to the Administrative Agent (including in connection with any acquisition or similar investment after the Closing Date); plus
(xviii)
the amount of any minority interest expense attributable to minority equity interests of third parties in any subsidiary that is not a Wholly-Owned Subsidiary; plus
(xix)
any Charge relating to entry into a new line of business, new market or the sale of products and/or services in new locations (including start-up costs, slotting fees (including in connection with the buyout of existing merchandise), new fixture freight costs, initial testing and registration costs in new markets, the cost of feasibility studies, travel costs for employees engaged in activities relating to any or all of the foregoing and the allocation of general and administrative support in connection with any and all of the foregoing); plus
(xx)
excess owners’ and management compensation, perquisites, above-market rent, cash accrual and accounting differences and personal expenses paid or accrued prior to the Closing Date and/or attributable to the target of any acquisition or similar Investment permitted hereunder; plus

~~WEIL\101313475\1\63232.0014~~

(xxi)
to the extent not otherwise included in calculating Consolidated Net Income, the amount of any distribution received by such Person from any Unrestricted Subsidiary; plus
(xxii)
to the extent reasonably identifiable, a pro forma “run-rate” adjustment in the amount of any incremental contract value (if positive) of the relevant Person and its Restricted Subsidiaries that such Person in good faith reasonably believes would have been or will be realized or achieved as a contribution to Consolidated Adjusted EBITDA from (A) any increased pricing or volume (collectively, “New Pricing or Volume”) and/or (B) the entry into (and performance under) (1) any binding and effective new agreement with any new customer and/or (2) if the same generates incremental contract value, any new agreement (or any amendment to any existing agreement) with any existing customer (collectively “New Contracts”), in each case, during the relevant period if the relevant New Pricing or Volume or New Contract had been effective and performance thereunder had commenced as of the beginning of the relevant period (which incremental contract value shall be calculated on a pro forma basis as though the full run rate effect of such incremental contract value had been realized as a contribution to Consolidated Adjusted EBITDA beginning on the first day of such period), including, without limitation, such incremental value attributable to any New Contract that is in excess of (but without duplication of) the contract value attributable to any New Pricing or Volume or New Contract that has been actually realized as a contribution to Consolidated Adjusted EBITDA during such period; provided that amounts added back in any Test Period under this clause (xxii), together with amounts added back in such Test Period pursuant to clause (x)(B) above, shall be subject to the Run-Rate Synergies/New Contracts Cap”; plus
(xxiii)
any deferred Tax expense associated with any tax deduction or net operating loss arising as a result of the Transactions, or the release of any valuation allowance related to any such item; plus
(xxiv)
the amount of any Charge attributable in the good faith determination of the Borrower Representative to any new business line; and
(xxv)
[reserved]; plus
(xxvi)
the amount of any net loss attributable to (A) any new or start-up line of business, as determined by the Borrower Representative in good faith, and/or (B) any line of business that the Borrower has elected to exit; plus
(xxvii)
(A) the amount of any unusual (in the good faith determination of the Borrower Representative) bad debt expense and/or (B) the amount of documented revenue that, in the good faith determination of the Borrower Representative, is not realized on account of any unusual revenue settlement;

minus

(c)
to the extent such amounts increase Consolidated Net Income:
(i)
any non-Cash gain or income; provided that if any non-Cash gain or income represents an accrual or deferred income in respect of potential Cash items in any future period, such Person may determine not to deduct such non-Cash gain or income in the current period; and

~~WEIL\101313475\1\63232.0014~~

(ii)
any realized or unrealized net gain in the fair market value of any arrangements under Hedge Agreements;
(iii)
to the extent that such Person adds back the amount of any non-Cash charge to Consolidated Adjusted EBITDA pursuant to clause (b)(iv) above, the cash payment in respect thereof in the relevant future period.

Notwithstanding anything to the contrary herein, it is agreed that for the purpose of calculating the Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Interest Coverage Ratio and/or the amount of any basket based on a percentage of Consolidated Adjusted EBITDA for any period that includes any Fiscal Quarter listed in the table set forth below, Consolidated Adjusted EBITDA for any Fiscal Quarter referenced in the table set forth below shall be deemed to be the amount set forth opposite such Fiscal Quarter in the table set forth below, in each case as adjusted on a Pro Forma Basis. It is understood and agreed for the avoidance of doubt that the “deemed” Consolidated Adjusted EBITDA numbers set forth in this paragraph (including the table set forth below) shall not reduce the amount available under any cap set forth in the definition of “Consolidated Adjusted EBITDA” (if any).

Fiscal Quarter Ending	Consolidated Adjusted EBITDA
December 31, 2024	$39,875,000
March 31, 2025	$43,255,000
June 30, 2025	$42,823,000
September 30, 2025	$65,100,000

It is understood and agreed that the Borrower Representative, in its sole discretion, may elect not to include any adjustment described in clauses (b)(i) through (xxvii) of the definition of “Consolidated Adjusted EBITDA” in the calculation of “Consolidated Adjusted EBITDA” for any period for all purposes under this Agreement, and any such election not to include any such adjustment in any period shall not prevent the Borrower Representative from later electing to include, in the calculation of Consolidated Adjusted EBITDA for such period, the amount of such adjustment that would have been permitted in such period, subject to the parameters applicable to such adjustment in this definition of “Consolidated Adjusted EBITDA”.

“Consolidated First Lien Net Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Net Debt outstanding on such date that is secured by a Lien on all or substantially all of the Collateral that is pari passu with the lien on the Collateral securing the ~~Initial~~Amendment No. 1 Refinancing Term Loans.

“Consolidated Net Income” means, as to any Person (the “Subject Person”) for any period, the net income (or loss) of the Subject Person on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded, without duplication,

(a)
(i) the income of any Person (other than the Subject Person or a Restricted Subsidiary of the Subject Person) in which any other Person (other than the Subject Person or any of its Restricted Subsidiaries) has a joint interest, except to the extent of the amount of dividends or distributions or other payments (including any ordinary course dividend, distribution or other payment) paid in Cash (or to the extent converted into Cash) to the Subject Person or any of its Restricted Subsidiaries by such Person during such period or (ii) the loss of any Person (other than the Subject Person or a Restricted Subsidiary of the Subject Person) in which any other Person (other than the Subject Person or any of its Restricted Subsidiaries) has a joint interest, other than to the extent that the Subject Person or any of its Restricted Subsidiaries has contributed Cash or Cash Equivalents to such Person in respect of such loss during such period,

~~WEIL\101313475\1\63232.0014~~

(b)
any gain or Charge (less all fees and expenses chargeable thereto) attributable to any sale, disposition or abandonment of Capital Stock or other assets (including asset retirement costs) or of returned surplus assets outside of the ordinary course of business,
(c)
(i) any gain or Charge from (A) any extraordinary item (as determined in good faith by the relevant Person) and (B) any nonrecurring or unusual item (as determined in good faith by the relevant Person) and/or (ii) any Charge incurred in connection with any actual or prospective legal settlement, fine, judgment or order,
(d)
any unrealized or realized net foreign currency translation gain or Charge impacting net income (including any currency re-measurement of Indebtedness, any net gain or Charge resulting from any Hedge Agreement for currency exchange risk associated with the above or any other currency related risk and those resulting from intercompany Indebtedness); provided that, notwithstanding anything to the contrary herein, any realized gain or loss in respect of any Designated Operational FX Hedge shall be included in the calculation of Consolidated Net Income,
(e)
any net gain or Charge with respect to (i) disposed, abandoned, divested and/or discontinued assets, properties or operations (other than, at the option of the Borrower Representative, any asset, property or operation pending the disposal, abandonment, divestiture and/or termination thereof), (ii) the disposal, abandonment, divestiture and/or discontinuation of assets, properties or operations (other than, at the option of the Borrower Representative, any asset, property or operation pending the disposal, abandonment, divestiture and/or discontinuation thereof) and (iii) any facility that has been closed during such period,
(f)
any net income or Charge (less all fees and expenses or charges related thereto) attributable to the early extinguishment of Indebtedness (and the termination of any associated Hedge Agreement),
(g)
(i) any Charge incurred as a result of, pursuant to or in connection with any management equity plan, profits interest or stock option plan or any other management or employee benefit plan or agreement, any pension plan or other long-term or post-employment plan (including any post-employment benefit scheme which has been agreed with the relevant pension trustee), any stock subscription or shareholder agreement, any employee benefit trust, any employment benefit scheme or any similar equity plan or agreement (including any deferred compensation arrangement) and (ii) any Charge incurred in connection with the rollover, acceleration or payout of Capital Stock held by management of any Parent Company, the Parent Borrower and/or any of its subsidiaries; provided that in the case of clause (g)(ii), to the extent such Charge is a Cash Charge, such Charge may only be added back in reliance on this clause (g)(ii) to the extent the same is funded with net Cash proceeds contributed to the Subject Person as a capital contribution or as a result of the sale or issuance of Capital Stock (other than Disqualified Capital Stock) of the Subject Person,
(h)
any Charge that is established, adjusted and/or incurred, as applicable, (i) within 12 months after the Closing Date that is required to be established, adjusted or incurred, as applicable, as a result of the Transactions in accordance with GAAP, (ii) within 12 months after the closing of any acquisition or similar Investment that is required to be established, adjusted or incurred, as applicable, as a result of such acquisition in accordance with GAAP or (iii) as a result of any change in, or the adoption or modification of, accounting principles and/or policies in accordance with GAAP,
(i)
any (A) write-off or amortization made in such period of deferred financing costs and premiums paid or other expenses incurred directly in connection with any early extinguishment of Indebtedness, (B) goodwill or other asset impairment Charges, write-offs or write-downs and (C) amortization or depreciation of intangible and/or long-term assets (including, with respect to any asset

~~WEIL\101313475\1\63232.0014~~

that originated as a long-term asset, any portion that is treated as a current asset solely due to amortization within the next 12 months),
(j)
(i) effects of adjustments (including the effects of such adjustments pushed down to the Subject Person and its subsidiaries) in the Subject Person’s consolidated financial statements pursuant to GAAP (including in the inventory, property and equipment, software, goodwill, intangible assets, in-process research and development, deferred revenue, advanced billings and debt line items thereof) resulting from the application of recapitalization accounting or acquisition accounting, as the case may be, in relation to the Transactions or any consummated acquisition or the amortization or write-off of any amounts thereof, (ii) the cumulative effect of changes (effected through cumulative effect adjustment or retroactive application) in accounting principles or policies and/or (iii) any change resulting from the adoption or modification of accounting principles or policies made in such period in accordance with GAAP which affect Consolidated Net Income (except that, if such Person determines in good faith that the cumulative effect thereof is not material to the interests of the Lenders, the effects of any change, adoption or modification of any such principle or policy may be included in any subsequent period after the Fiscal Quarter in which such change, adoption or modification was made);
(k)
solely for the purpose of calculating Excess Cash Flow, the income or loss of any Person accrued prior to the date on which such Person becomes a Restricted Subsidiary of such Person or is merged into or consolidated with such Person or any Restricted Subsidiary of such Person or the date that such other Person’s assets are acquired by such Person or any Restricted Subsidiary of such Person;
(l)
any deferred Tax expense associated with any tax deduction or net operating loss arising as a result of the Transactions, or the release of any valuation allowance related to any such item; and
(m)
any non-cash (and, with respect to clause (ii), cash) Charge (including any implementation Charge) (other than any write-down of current assets) (including non-cash compensation expense and any amount representing any non-cash adjustment) required by the application of (i) FASB Statement No. 144, (ii) FASB Statement No. 141R, (iii) FASB Statement No. 142 and (iv) Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers.

“Consolidated Secured Net Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Net Debt outstanding on such date that is secured by a Lien on all or substantially all of the Collateral.

“Consolidated Total Assets” means, at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the applicable Person at such date.

“Consolidated Total Net Debt” means, as to any Person at any date of determination, the aggregate principal amount of all Indebtedness for borrowed money (including LC Disbursements that have not been reimbursed within three Business Days and the outstanding principal balance of all third party Indebtedness for borrowed money of such Person represented by notes, bonds and similar instruments and excluding, for the avoidance of doubt, undrawn letters of credit and/or bank guarantees) of such Person, as such amount may be adjusted to reflect the effect (as determined by the Borrower Representative in good faith) of any Debt FX Hedge, calculated on a mark-to-market basis; provided that “Consolidated Total Net Debt” shall be calculated:

(a)
net of the Unrestricted Cash Amount; and
(b)
excluding:

~~WEIL\101313475\1\63232.0014~~

(i)
any obligation, liability or indebtedness of such Person if, upon or prior to the maturity thereof, such Person has irrevocably deposited with the proper Person in trust or escrow the necessary funds (or evidences of indebtedness) for the payment, redemption or satisfaction of such obligation, liability or indebtedness, so long as such funds and evidences of such obligation, liability or indebtedness or other security so deposited are not also included in the calculation of the Unrestricted Cash Amount;
(ii)
any debt the proceeds of which are held in Escrow;
(iii)
Indebtedness borrowed under any revolving facility (including the Revolving Facility) for working capital purposes (as determined by the Borrower Representative in good faith);
(iv)
Capital Leases;
(v)
purchase money Indebtedness; and/or
(vi)
any amount owing under (1) any earnout or similar obligation and/or any purchase price adjustment and/or (2) any Receivables Facility.

“Consolidated Working Capital” means, as at any date of determination, the excess of Current Assets over Current Liabilities.

“Consolidated Working Capital Adjustment” means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such Calculation Period (or, in the case of any Excess Cash Flow Interim Period, the first day of the most recently ended Test Period) exceeds (or is less than) Consolidated Working Capital as of the end of such Calculation Period; provided that such calculation shall exclude:

(a)
the effect of reclassification during such period between current assets and long term assets and current liabilities and long term liabilities (with a corresponding restatement of the prior period to give effect to such reclassification);
(b)
the effect of any Disposition of any Person, facility or line of business or acquisition of any Person, facility or line of business during such period;
(c)
the effect of any fluctuations in the amount of accrued and contingent obligations under any Hedge Agreement; and
(d)
the application of purchase or recapitalization accounting.

“Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Contribution Indebtedness Amount” has the meaning assigned to such term in Section 6.01(r).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

~~WEIL\101313475\1\63232.0014~~

“Controlled Investment Affiliate” means, as to any Person, any other Person (other than an operating portfolio company or any direct or indirect parent company thereof) that (a) directly or indirectly is in Control of, is Controlled by, or is under common Control with, such Person and is organized by such Person (or any Person Controlling such Person) primarily for making equity or debt investments in Holdings or other portfolio companies or (b) is obligated pursuant to a commitment agreement to invest its capital as directed by such Person.

“Convertible Indebtedness” means Indebtedness of the Public Entity (which may be guaranteed by any Loan Party) that is (a) permitted to be incurred (or not restricted) hereunder and (b) either (i) convertible into common equity of the Public Entity (and cash in lieu of fractional shares) or cash (in an amount determined by reference to the price of such common equity) or (ii) sold as a unit with any call option, warrant and/or right to purchase (or any substantially equivalent derivative transaction) that is exercisable for common equity of the Public Entity or cash (in an amount determined by reference to the price of such common equity).

“Copyright” means the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright whether published or unpublished, copyright registrations and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, claims, and payments now or hereafter due and/or payable under any of the foregoing, and with respect thereto, including damages, claims and/or payments for past and/or future infringements for any of the foregoing; (d) all rights to sue for past, present, and future infringements of any of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (e) all rights corresponding to any of the foregoing.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Covered Party” has the meaning assigned to such term in Section 9.24(a).

“Credit Extension” means each of (a) the making of a Revolving Loan or Swingline Loan (other than any Letter of Credit Reimbursement Loan or any Revolving Loan resulting from the application of Section 2.04(b)) or (b) the issuance, amendment, modification, renewal or extension of any Letter of Credit (other than any such amendment, modification, renewal or extension that does not increase the Stated Amount of the relevant Letter of Credit).

“Credit Facilities” means the Revolving Facility and the Term Facility.

“Credit Party” means the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender.

“Cure Amount” has the meaning assigned to such term in Section 6.10(b).

“Cure Deadline” has the meaning assigned to such term in Section 6.10(b).

“Cure Right” has the meaning assigned to such term in Section 6.10(b).

“Cured Default” has the meaning assigned to such term in Section 1.13.

“Current Assets” means, at any time, the consolidated current assets (other than Cash and Cash Equivalents, the current portion of current and deferred Taxes, permitted loans made to third parties, assets held for sale, pension assets, deferred bank fees and derivative financial instruments) of the Parent Borrower and its Restricted Subsidiaries.

~~WEIL\101313475\1\63232.0014~~

“Current Liabilities” means, at any time, the consolidated current liabilities of the Parent Borrower and its Restricted Subsidiaries at such time, but excluding, without duplication:

(a)
the current portion of any long-term Indebtedness;
(b)
outstanding revolving loans and letters of credit or similar exposure;
(c)
the current portion of interest expense;
(d)
the current portion of any Capital Lease;
(e)
the current portion of current and deferred Taxes;
(f)
liabilities in respect of unpaid earn-outs and/or holdbacks;
(g)
the current portion of any other long-term liabilities;
(h)
accruals relating to restructuring reserves;
(i)
liabilities in respect of funds of third parties on deposit with the Parent Borrower or any of its Restricted Subsidiaries; and
(j)
any liabilities recorded in connection with stock-based awards, partnership interest-based awards, awards of profits interests, deferred compensation awards and similar incentive based compensation awards or arrangements.

“Customary Bridge Loans” means bridge loans with a maturity date of not longer than one year from the date of incurrence; provided that (a) the Weighted Average Life to Maturity of any loan, note, security or other Indebtedness which is exchanged for or otherwise replaces (or is to be exchanged for or otherwise replace) such bridge loans is not shorter than the Weighted Average Life to Maturity of any Class of then-existing Term Loans and (b) the final maturity date of any loan, note, security or other Indebtedness which is exchanged for or otherwise replaces (or is to be exchanged for or otherwise replace) such bridge loans is not earlier than the Latest Term Loan Maturity Date on the date of the issuance or incurrence thereof.

“Customary Term A Loans” means term loans that are customary “term A loans” (as determined by the Borrower Representative in good faith).

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, a “SOFR Determination Date”) that is five U.S. Government Securities Business Day prior to (a) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (b) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that, in each case, if Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to any Borrower.

“De Minimis ECF Threshold” has the meaning assigned to such term in Section 2.11(b)(i).

“De Minimis Proceeds” has the meaning assigned to such term in Section 2.11(b)(ii).

“De Minimis Proceeds Threshold” has the meaning assigned to such term in Section 2.11(b)(ii).

~~WEIL\101313475\1\63232.0014~~

“Debt Fund Affiliate” means any Affiliate (other than a natural person) of any Investor that is a bona fide debt fund or investment vehicle (in each case with one or more bona fide investors to whom its managers owe fiduciary duties independent of their fiduciary duties to such Investor) that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of business.

“Debt FX Hedge” means any Hedge Agreement entered into for the purpose of hedging currency related risks in respect of any Indebtedness of the type described in the definition of “Consolidated Total Net Debt”.

“Debtor Relief Laws” means the Bankruptcy Code of the U.S., and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the U.S. or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Proceeds” has the meaning assigned to such term in Section 2.11(b)(v).

“Default” means any event or condition which upon notice, lapse of time or both would become an Event of Default.

“Defaulting Lender” means any Person that has (a) defaulted in (or is otherwise unable to perform) its obligations under this Agreement, including to make a Loan within one Business Day of the date required to be made by it hereunder or to fund its participation in a Letter of Credit or Swingline Loan required to be funded by it hereunder within two Business Days of the date such obligation arose or such Loan, Letter of Credit or Swingline Loan was required to be made or funded, (b) notified the Administrative Agent, any Issuing Bank or the Swingline Lender or any Loan Party in writing that it does not intend to satisfy any such obligation or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under agreements in which it commits to extend credit generally (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) failed, within two Business Days after the request of Administrative Agent or the Applicable Borrower, to confirm in writing that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent, (d) become (or any parent company thereof has become) insolvent or been determined by any Governmental Authority having regulatory authority over such Person or its assets, to be insolvent, or the assets or management of which has been taken over by any Governmental Authority or (e) (i) become (or any parent company thereof has become) either the subject of (A) a bankruptcy insolvency, liquidation, administration, dissolution or winding-up proceeding or (B) a Bail-In Action, (ii) has had a receiver, conservator, trustee, administrator, administrative receiver, liquidator, compulsory manager, assignee for the benefit of creditors or similar Person charged with reorganization, administration, dissolution, winding-up or liquidation of its business or custodian, appointed for it, or (iii) has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment, unless in the case of any Person subject to this clause (e), the Borrower Representative and the Administrative Agent shall each have determined that such Person intends, and has all approvals required to enable it (in form and substance satisfactory to each of the Borrower Representative and the Administrative Agent), to continue to perform its obligations hereunder; provided that no Person shall be deemed to be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in such Lender or its parent by any Governmental Authority so long as such action does not result in or provide such Lender with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contract or agreement to which such Person is a party. In the event that the Administrative Agent determines that a Lender is a Defaulting Lender pursuant to the foregoing, such determination shall be conclusive and binding absent manifest error, and such

~~WEIL\101313475\1\63232.0014~~

Lender shall be deemed to be a Defaulting Lender (subject to Section 2.21(f)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower Representative, each Issuing Bank, each Swingline Lender and each other Lender promptly following such determination.

“Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

“Derivative Transaction” means (a) any interest-rate transaction, including any interest-rate swap, basis swap, forward rate agreement, interest rate option (including a cap, collar or floor), and any other instrument linked to interest rates that gives rise to similar credit risks (including when-issued securities and forward deposits accepted), (b) any exchange-rate transaction, including any cross-currency interest-rate swap, any forward foreign-exchange contract, any currency option, and any other instrument linked to exchange rates that gives rise to similar credit risks, (c) any equity derivative transaction, including any equity-linked swap, any equity-linked option, any forward equity-linked contract, and any other instrument linked to equities that gives rise to similar credit risk and (d) any commodity (including precious metal) derivative transaction, including any commodity-linked swap, any commodity-linked option, any forward commodity-linked contract, and any other instrument linked to commodities that gives rise to similar credit risks; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees, members of management, managers or consultants of the Parent Borrower or its subsidiaries shall be a Derivative Transaction.

“Designated Non-Cash Consideration” means the fair market value (as determined by the Borrower Representative in good faith) of non-Cash consideration received by the Parent Borrower or any Restricted Subsidiary in connection with any Disposition pursuant to Section 6.07(h) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Borrower Representative, setting forth the basis of such valuation (which amount will be reduced by the amount of Cash or Cash Equivalents received in connection with a subsequent sale or conversion of such Designated Non-Cash Consideration to Cash or Cash Equivalents).

“Designated Operational FX Hedge” means any Hedge Agreement (a) entered into for the purpose of hedging currency-related risks in respect of the revenues, cash flows or other balance sheet items of the Parent Borrower and/or any of its subsidiaries and (b) designated at the time entered into (or on or prior to the Closing Date, with respect to any Hedge Agreement entered into on or prior to the Closing Date) as a Designated Operational FX Hedge by the Borrower Representative in a writing delivered to the Administrative Agent.

“Designated Alternative Security Indebtedness” means any Indebtedness that the Borrower elects (for the avoidance of doubt, without notice to any Person) to incur in reliance on this definition in an aggregate outstanding original principal amount not to exceed (i) the greater of $95,500,000 and 50% of Consolidated Adjusted EBITDA for the most recently ended Test Period minus (ii) the aggregate outstanding principal amount of Indebtedness incurred in reliance on Section 2.22, Section 2.24, Section 6.01(p), Section 6.01(x), Section 6.01(w) and/or Section 6.01(z) that, in each case, is guaranteed by any Person that is not a Loan Party or secured by assets that are not Collateral.

“Discretionary Guarantor” has the meaning assigned to such term in Section 5.12(c).

“Disposition” or “Dispose” means the sale, lease, sublease, license or other disposition (whether effected pursuant to a Division or otherwise) of any property of any Person.

~~WEIL\101313475\1\63232.0014~~

“Disqualified Capital Stock” means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than for Qualified Capital Stock and Cash in lieu of fractional shares of such Capital Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than for Qualified Capital Stock of the Parent Borrower and/or any Restricted Subsidiary or Capital Stock of any Parent Company or Cash in lieu of fractional shares of such Capital Stock), in whole or in part, on or prior to the Latest Maturity Date at the time such Capital Stock is issued (it being understood that if any such redemption is in part, only such part coming into effect prior to the Latest Maturity Date shall constitute Disqualified Capital Stock), (b) is or becomes convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Capital Stock that would constitute Disqualified Capital Stock of the Parent Borrower and/or any Restricted Subsidiary, in each case at any time on or prior to the Latest Maturity Date at the time such Capital Stock is issued or (c) contains any mandatory repurchase obligation (other than for Qualified Capital Stock of the Parent Borrower and/or any Restricted Subsidiary or Capital Stock of any Parent Company or Cash in lieu of fractional shares of such Capital Stock), in whole or in part, which may come into effect prior to the Latest Maturity Date at the time such Capital Stock is issued (it being understood that if any such repurchase obligation is in part, only such part coming into effect prior to the Latest Maturity Date shall constitute Disqualified Capital Stock); provided that (x) any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Capital Stock upon the occurrence of any change of control, Public Company Transaction, any Disposition or any other liquidity event shall not constitute Disqualified Capital Stock if the documentation governing such Capital Stock provides that the issuer thereof will not redeem any such Capital Stock pursuant to such provisions unless either (1) the relevant redemption is permitted by the terms of this Agreement or (2) the Termination Date has occurred and (y) for purposes of clauses (a) through (c) above, it is understood and agreed that if any such maturity, redemption conversion, exchange, repurchase obligation or scheduled payment is in part, only such part coming into effect prior to the Latest Maturity Date (determined at the time such Capital Stock is issued) shall constitute Disqualified Capital Stock.

Notwithstanding the preceding sentence, (A) if such Capital Stock is issued pursuant to any plan for the benefit of directors, officers, employees, members of management, managers or consultants or by any such plan to such directors, officers, employees, members of management, managers or consultants, in each case in the ordinary course of business of the Parent Borrower or any Restricted Subsidiary and/or any Parent Company, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the issuer thereof in order to satisfy applicable statutory or regulatory obligations and (B) no Capital Stock held by any future, present or former employee, director, officer, manager, member of management or consultant (or their respective Affiliates or Immediate Family Members) of the Parent Borrower (or any Parent Company or any subsidiary) shall be considered Disqualified Capital Stock because such stock is redeemable or subject to repurchase pursuant to any management equity subscription agreement, stock option, stock appreciation right or other stock award agreement, stock ownership plan, put agreement, stockholder agreement or similar agreement that may be in effect from time to time.

“Disqualified Institution” means:

(a)
(i) any Person identified in writing to the Arrangers on or prior to December 2, 2025, (ii) any Person identified in writing after December 2, 2025 and prior to the Closing Date to the Arrangers (and reasonably satisfactory to the Arrangers) or, if after the Closing Date, to the Administrative Agent (and reasonably satisfactory to the Administrative Agent) (any Person described in clause (i) and/or (ii), an “Identified Non-Competitor DQI”), (iii) any Affiliate of any Identified Non-Competitor DQI that is reasonably identifiable as an Affiliate of such Identified Non-Competitor DQI on the basis of such Affiliate’s name and (iv) any other Affiliate of any Person described in clause (i), (ii) or (iii) above that is identified by name in a written notice to the Arrangers (if prior to the Closing

~~WEIL\101313475\1\63232.0014~~

Date) or the Administrative Agent (if after the Closing Date) (each such person described in clauses (i) through (iii) above, a “Non-Competitor DQI”);
(b)
(i) any Person that (x) is a Company Competitor and/or any Affiliate of any Company Competitor (other than any Affiliate that is a Competitor Debt Fund Affiliate), and (y) is identified as such in writing by name to the Arrangers (if prior to the Closing Date) or the Administrative Agent (if after the Closing Date) (an “Identified Competitor DQI”), (ii) any Affiliate of an Identified Competitor DQI (other than any Affiliate that is a Competitor Debt Fund Affiliate) that is reasonably identifiable as an Affiliate of such Identified Competitor DQI on the basis of such Affiliate’s name and (iii) any other Affiliate of any Person described in clauses (i) and/or (ii) above that is identified by name in a written notice to the Arrangers (if prior to the Closing Date) or to the Administrative Agent (if after the Closing Date) (it being understood and agreed that no Competitor Debt Fund Affiliate may be designated as a Disqualified Institution pursuant to clause (b)(iii) above);

provided that no written notice delivered pursuant to clauses (a)(ii), (a)(iv), (b)(i) and/or (b)(iii) above shall (A) apply retroactively to disqualify any Person that has previously acquired, or has a pending acquisition of, an assignment or participation interest in any Loans or entered into a trade for either of the foregoing or (B) become effective until such written notice is delivered to the Administrative Agent.

The Borrower Representative shall be permitted to remove any Person from the list of Disqualified Institutions; provided that, at any time after the removal of such Person, the Borrower Representative shall be permitted to redesignate such Person as a Disqualified Institution without the consent of the Administrative Agent or any other Person.

“Disqualified Person” has the meaning assigned to such term in Section 9.05(f)(ii).
“Disregarded Domestic Person” means any Domestic Subsidiary that (a) is treated as a disregarded entity for U.S. federal income tax purposes and (b) owns (directly or through another disregarded entity) no material assets other than Capital Stock (and any related Indebtedness) of one or more Foreign Subsidiaries.
“Division” has the meaning assigned to such term in Section 1.11.
“Dollars” or “$” refers to lawful money of the U.S.
“Domestic Subsidiary” means any subsidiary incorporated or organized under the laws of the U.S., any state thereof or the District of Columbia.
“Dutch Auction” has the meaning assigned to such term on Schedule 1.01(b) hereto.
“ECF Prepayment Amount” has the meaning assigned to such term in Section 2.11(b)(i).
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country, which is subject to the supervision of a Resolution Authority, (b) any entity established in an EEA Member Country, which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country, which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

~~WEIL\101313475\1\63232.0014~~

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Yield” means, as to any Indebtedness, the effective yield applicable thereto calculated by the Borrower Representative in consultation with the Administrative Agent in a manner consistent with generally accepted financial practices, taking into account (a) interest rate margins, (b) interest rate floors (in accordance with the proviso set forth below), (c) any amendment to the relevant interest rate margins and interest rate floors prior to the applicable date of determination and (d) original issue discount and upfront or similar fees (based on an assumed four-year average life to maturity or lesser remaining average life to maturity), but excluding (i) any arrangement, commitment, structuring, underwriting, ticking, unused line and/or amendment fee (regardless of whether any such fee is paid to or shared in whole or in part with any lender) and (ii) any other fee that is not paid directly by the issuer of such Indebtedness generally to all relevant lenders ratably; provided, however, that (A) to the extent that Term SOFR (with an Interest Period of three months) or Alternate Base Rate (without giving effect to any floor specified in the definition thereof) is less than any floor applicable to the Indebtedness in respect of which the Effective Yield is being calculated on the date on which the Effective Yield is determined, the amount of the resulting difference will be deemed added to the interest rate margin applicable to the relevant Indebtedness for purposes of calculating the Effective Yield and (B) to the extent that Term SOFR (for a period of three months) or Alternate Base Rate (without giving effect to any floor specified in the definition thereof) is greater than any applicable floor on the date on which the Effective Yield is determined, the floor will be disregarded in calculating the Effective Yield. Any determination by the Administrative Agent and the Borrower Representative of the Effective Yield shall be conclusive and binding on all Lenders, and neither the Administrative Agent nor the Borrower Representative shall have any liability to any Person with respect to such determination absent bad faith, gross negligence or willful misconduct of the Administrative Agent or the Borrower Representative, as applicable.
“Electronic Signature” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
“Eligible Assignee” means (a) any Lender, (b) any commercial bank, insurance company, or finance company, financial institution, any fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act), (c) any Affiliate of any Lender, (d) any Approved Fund of any Lender or (e) to the extent permitted under Section 2.22(b), Section 9.02(c) and/or Section 9.05(g), any Affiliated Lender or any Debt Fund Affiliate; provided that, in any event, “Eligible Assignee” shall not include (i) any natural person (or any holding company, investment vehicle or trust for, or owned and operated by, or for the primary benefit of a natural persons), (ii) any Disqualified Institution or (iii) except as permitted under Section 2.22(b), Section 9.02(c) and/or Section 9.05(g), the Parent Borrower or any of its Affiliates.
“Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (a) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (b) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (c) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.
“Environmental Laws” means any and all current or future applicable foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, judgments, Governmental Authorizations, or any other applicable requirements of Governmental Authorities and the common law relating to (a) environmental matters, including those relating to any Hazardous Materials Activity; or (b) the generation, use, storage, transportation or disposal of or exposure to Hazardous Materials, in any manner applicable to the Parent Borrower or any of its Restricted Subsidiaries or any Facility.

~~WEIL\101313475\1\63232.0014~~

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Parent Borrower or any Restricted Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equipment Sale and Leaseback Transaction” means any equipment financing arrangement entered into in the ordinary course of business with any Person that requires the Parent Borrower and/or any Restricted Subsidiary to purchase the equipment subject to such financing arrangement, sell such equipment to the relevant financing provider and thereafter rent or lease such equipment from the relevant financing provider so long as the resulting lease obligation is permitted by this Agreement.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means, as applied to any Person, (a) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (b) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (c) any entity, whether or not incorporated, that is under common control within the meaning of Section 4001 of ERISA with that Person.
“ERISA Event” means (a) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the 30-day notice period has been waived); (b) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan, or the filing of any request for or receipt of a minimum funding waiver under Section 412 of the Code with respect to any Pension Plan; (c) engaging in a non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to a Pension Plan; (d) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) or Section 302 of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (e) the withdrawal by the Parent Borrower, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to the Parent Borrower, any of its Restricted Subsidiaries or any of their respective Affiliates pursuant to Section 4063 or 4064 of ERISA; (f) the institution by the PBGC of proceedings to terminate any Pension Plan; (g) the imposition of liability on the Parent Borrower, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (h) a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) of the Parent Borrower, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates from any Multiemployer Plan if there is any potential liability therefor under Title IV of ERISA, or the receipt by the Parent Borrower, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in insolvency pursuant to Section 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; or (i) the incurrence of liability or the imposition of a Lien pursuant to Section 436 or 430(k) of the Code or pursuant to ERISA with respect to any Pension Plan.
“Escrow” has the meaning set forth in the definition of “Indebtedness”.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Event of Default” has the meaning assigned to such term in Section 7.01.

~~WEIL\101313475\1\63232.0014~~

“Excess Cash Flow” means, for any Calculation Period, any amount (if positive) equal to, in each case, except where the context may otherwise require, for the Parent Borrower and/or any Restricted Subsidiary:
(n)
the sum, without duplication, of the amounts for such Calculation Period of the following:
(i)
Consolidated Adjusted EBITDA for such Calculation Period without giving effect to clauses (b)(x), (b)(xii), (b)(xvii) (if applicable) and (b)(xxii) of the definition thereof, plus
(ii)
the Consolidated Working Capital Adjustment with respect to such Calculation Period, minus
(o)
the sum, without duplication, of the amounts for such Calculation Period of the following:
(i)
the amount of any permanent repayment of long-term Indebtedness that is secured on a pari passu basis with the Obligations, including for the avoidance of doubt, the current portion of any such Indebtedness (including (x) any payment under Section 2.09(b), Section 2.10(a) or 2.10(b) and/or Section 2.11(a) and (y) any prepayment of any ~~Initial~~Amendment No. 1 Refinancing Term Loan to the extent (and only to the extent) made with the Net Proceeds of a Prepayment Asset Sale or Net Insurance/Condemnation Proceeds that resulted in an increase to Consolidated Adjusted EBITDA and not in excess of the amount of such increase, but excluding (A) the amount of any deduction and/or reduction to the amount of any mandatory prepayment pursuant to Section 2.11(b)(i)(B), (B) the amount of any other repayment of any Term Loan and (C) any repayment of any Revolving Loan or any loan under any revolving credit facility or arrangement, except to the extent a corresponding amount of the commitments under such revolving credit facility or arrangement are permanently reduced in connection with such repayment), including the amount of any premium, make-whole or penalty payment actually paid in cash by the Parent Borrower and/or any Restricted Subsidiary that was required to be made in connection therewith, in each case, to the extent not financed with long-term Indebtedness (other than revolving Indebtedness), plus
(ii)
without duplication of any amount deducted from Excess Cash Flow pursuant to this clause (ii) or clause (ix) below in respect of a prior Calculation Period and/or the amount of any deduction and/or reduction to the amount of any mandatory prepayment pursuant to Section 2.11(b)(i)(C), the amount of any Cash payment in respect of capital expenditures as would be reported in the Parent Borrower’s consolidated statement of cash flows made during such Calculation Period and, at the option of the Borrower Representative, any Cash payment in respect of any capital expenditure made after such Calculation Period and prior to the date of the applicable Excess Cash Flow payment (except, in each case, to the extent financed with long-term Indebtedness (other than revolving Indebtedness)), plus
(iii)
consolidated interest expense added back pursuant to clause (b)(i) of the definition of “Consolidated Adjusted EBITDA” to the extent paid in Cash, plus
(iv)
(A) Taxes (including pursuant to any Tax sharing arrangement or any Tax distribution) paid and provisions for Taxes, to the extent payable in Cash with respect to such Calculation Period and (B) the amount of any Tax obligation that is estimated in good faith by the Borrower Representative as due and payable (but is not currently due and payable) by the Parent Borrower and/or any Restricted Subsidiary as a result of the repatriation of any dividend

~~WEIL\101313475\1\63232.0014~~

or similar distribution of net income of any Foreign Subsidiary to the Parent Borrower or any Restricted Subsidiary, plus
(v)
without duplication of amounts deducted from Excess Cash Flow pursuant to this clause (v) or clause (ix) below in respect of a prior Calculation Period and/or the amount of any deduction and/or reduction to the amount of any mandatory prepayment pursuant to Section 2.11(b)(i)(C), the amount of any Cash payment made during such Calculation Period in respect of any Permitted Acquisition and/or other Investment permitted by Section 6.06 or otherwise consented to by the Required Lenders (other than any Investment in (x) Cash and Cash Equivalents or (y) the Parent Borrower or any of its Restricted Subsidiaries), or, at the option of the Borrower Representative, any Cash payment in respect of any Permitted Acquisition and/or other Investment permitted by Section 6.06 or otherwise consented to by the Required Lenders (other than any Investment in (x) Cash and Cash Equivalents or (y) the Parent Borrower or any of its Restricted Subsidiaries) made after such Calculation Period and prior to the date of the applicable Excess Cash Flow payment (except, in each case, to the extent financed with long-term Indebtedness (other than revolving Indebtedness)), plus
(vi)
the aggregate amount of all Restricted Payments and/or Restricted Debt Payments made under Sections 6.04(a) or 6.04(b) or otherwise consented to by the Required Lenders in each case to the extent actually paid in Cash during such Calculation Period, or, at the option of the Borrower Representative, made after such Calculation Period and prior to the date of the applicable Excess Cash Flow payment (except, in each case, to the extent financed with long-term Indebtedness (other than revolving Indebtedness)), plus
(vii)
amounts added back under clauses (b)(v)(C) or (b)(xii) of the definition of “Consolidated Adjusted EBITDA” to the extent such amounts have not yet been received by the Parent Borrower or its Restricted Subsidiaries, plus
(viii)
the amount of any Charge either (A) excluded in calculating Consolidated Net Income or (B) added back in calculating Consolidated Adjusted EBITDA, in each case, to the extent paid or payable in Cash, plus
(ix)
without duplication of amounts deducted from Excess Cash Flow in respect of a prior Calculation Period and/or the amount of any deduction and/or reduction to the amount of any mandatory prepayment pursuant to pursuant to Section 2.11(b)(i)(C), at the option of the Borrower Representative, the aggregate consideration (i) required to be paid in Cash by the Parent Borrower and/or any Restricted Subsidiary pursuant to binding contracts entered into prior to or during such Calculation Period relating to capital expenditures, acquisitions or Investments and Restricted Payments described in clause (b)(vi) above and/or (ii) otherwise committed (or, in the case of capital expenditures, budgeted) to be made in connection with capital expenditures, acquisitions or Investments, Restricted Payments and/or Restricted Debt Payments (clauses (i) and (ii), the “Scheduled Consideration”) (other than Investments in (A) Cash and Cash Equivalents and (B) the Parent Borrower and/or any Restricted Subsidiary) to be consummated or made during the period of four consecutive Fiscal Quarters of the Parent Borrower following the end of such Calculation Period (except, in each case, to the extent financed with long term funded Indebtedness (other than revolving Indebtedness)); provided that to the extent the aggregate amount actually utilized to finance such capital expenditures, acquisitions or Investments or Restricted Payments during such subsequent period of four consecutive Fiscal Quarters is less than the Scheduled Consideration, the amount of the resulting shortfall shall be added to the calculation of Excess Cash Flow at the end of such subsequent period of four consecutive Fiscal Quarters, plus

~~WEIL\101313475\1\63232.0014~~

(x)
to the extent not expensed (or exceeding the amount expensed) during such Calculation Period or not deducted (or exceeding the amount deducted) in calculating Consolidated Net Income, the aggregate amount of expenditures, fees, costs and expenses paid in Cash by the Parent Borrower and its Restricted Subsidiaries during such Calculation Period, other than to the extent financed with long-term Indebtedness (other than revolving Indebtedness), plus
(xi)
Cash payments (other than in respect of Taxes, which are governed by clause (iv) above) made during such Calculation Period for any liability the accrual of which in a prior Calculation Period did not reduce Consolidated Adjusted EBITDA and therefore increased Excess Cash Flow in such prior Calculation Period (provided there was no other deduction to Consolidated Adjusted EBITDA or Excess Cash Flow related to such payment), except to the extent financed with long-term Indebtedness (other than revolving Indebtedness), plus
(xii)
Cash expenditures in respect of any Hedge Agreement during such Calculation Period to the extent (A) not otherwise deducted in the calculation of Consolidated Net Income or Consolidated Adjusted EBITDA and (B) not financed with long-term Indebtedness (other than revolving Indebtedness), plus
(xiii)
amounts paid in Cash (except to the extent financed with long-term Indebtedness (other than revolving Indebtedness)) during such Calculation Period on account of (A) items that were accounted for as non-Cash reductions of Consolidated Net Income or Consolidated Adjusted EBITDA in a prior Calculation Period and (B) reserves or amounts established in purchase accounting to the extent such reserves or amounts are added back to, or not deducted from, Consolidated Net Income, plus
(xiv)
cash payments made by the Parent Borrower or its Restricted Subsidiaries during such Calculation Period in respect of long-term liabilities, including for purposes of clarity, the current portion of any such liabilities (other than Indebtedness) of the Parent Borrower or its Restricted Subsidiaries, except to the extent such cash payments were (A) deducted in the calculation of Consolidated Net Income or Consolidated Adjusted EBITDA for such Calculation Period or (B) financed with long-term Indebtedness (other than revolving Indebtedness), plus
(xv)
the amount that, in the determination of Consolidated Adjusted EBITDA (including any component definition used therein) for such Calculation Period, has been included in respect of income or gain from any Disposition outside of the ordinary course of business, plus
(xvi)
an amount equal to the sum of (A) the aggregate net non-cash gain on any non-ordinary course Disposition by the Parent Borrower and/or any Restricted Subsidiary during such Calculation Period (other than any such Disposition among the Parent Borrower and/or any Restricted Subsidiary) to the extent included in arriving at Consolidated Net Income and (B) the aggregate net non-Cash gain or income from any non-ordinary course Investment to the extent included in arriving at Consolidated Adjusted EBITDA.
“Excess Cash Flow Interim Period” means, (a) during any Excess Cash Flow Period, any one, two or three Fiscal Quarter period (i) commencing on the first day following the end of the immediately preceding Excess Cash Flow Period and (ii) ending on the last day of the most recently ended Fiscal Quarter (other than the last day of the Fiscal Year) during such Excess Cash Flow Period for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b), as applicable, and (b) during the period from the Closing Date until the beginning of the first Excess Cash Flow Period, the period commencing on the first day of the Fiscal Quarter in which the Closing Date occurs and ending on the last day of the most recently ended

~~WEIL\101313475\1\63232.0014~~

Fiscal Quarter for which financial statements of the type required by Sections 5.01(a) or 5.01(b), as applicable have been delivered or, if earlier, are internally available (or, at the election of the Borrower Representative, any such Fiscal Quarter).
“Excess Cash Flow Period” means each full Fiscal Year of the Parent Borrower (commencing with the Fiscal Year ending on or about June 30, 2027).
“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder.
“Excluded Assets” means each of the following:
(a)
any governmental license or state or local franchise, charter or authorization, to the extent a security interest in any such license, franchise, charter or authorization would be prohibited or restricted thereby, after giving effect to the anti-assignment provisions of the UCC of any applicable jurisdiction, other than any proceeds or receivable thereof to the extent the assignment of the same is effective under the UCC of any applicable jurisdiction notwithstanding such consent or restriction;
(b)
(i) any leasehold Real Estate Asset, (ii) except to the extent a security interest therein can be perfected by the filing of a UCC-1 financing statement, any other leasehold interest, and (iii) any fee owned Real Estate Asset;
(c)
(i) the Capital Stock of:
(A)
any Captive Insurance Subsidiary;
(B)
any Unrestricted Subsidiary;
(C)
any not-for-profit subsidiary;
(D)
any Immaterial Subsidiary (other than an Immaterial Subsidiary that is a Loan Party);
(E)
any Receivables Subsidiary;
(F)
(1) any Person that is not the Parent Borrower or a Wholly-Owned Subsidiary of the Parent Borrower and/or (2) any subsidiary of any subsidiary that is not a Wholly-Owned Subsidiary of the Parent Borrower; and/or
(G)
any Foreign Subsidiary, Disregarded Domestic Person and/or Foreign Subsidiary Holdco, other than, in each case, 65% of the issued and outstanding voting Capital Stock of any such Person that is a first-tier subsidiary of any Loan Party; and/or
(ii)
the Margin Stock of any Person;
(d)
any asset the grant or perfection of a security interest in which would be reasonably likely to result in material and adverse tax consequences to any Loan Party as determined by the Borrower Representative in good faith (including as a result of the operation of Section 956 of the Code or any similar Requirement of Law);

~~WEIL\101313475\1\63232.0014~~

(e)
any asset (including any Capital Stock), the grant or perfection of a security interest in which would:
(i)
be prohibited under applicable Requirements of Law (including, without limitation, rules and regulations of any Governmental Authority) (after giving effect to applicable anti-assignment provisions of the UCC or other applicable Requirements of Law); or
(ii)
require any governmental or regulatory consent, approval, license or authorization (unless such consent, approval, license or authorization has been obtained; it being understood and agreed that no Loan Party shall have any obligation to procure any such consent, approval, license or authorization), after giving effect to any applicable anti-assignment provision of the UCC or other Requirements of Law;

it being understood that the term “Excluded Asset” shall not include proceeds or receivables arising out of any asset described in clauses (e)(i) or (e)(ii) to the extent that the assignment of such proceeds or receivables is expressly deemed to be effective under the UCC or other applicable Requirements of Law notwithstanding the relevant requirement or prohibition;

(f)
any intent-to-use (or similar) Trademark application prior to the filing and acceptance of a “Statement of Use”, “Amendment to Allege Use” or similar filing with respect thereto, only to the extent, if any, that, and solely during the period if any, in which, the grant of a security interest therein may impair the validity or enforceability of such intent-to-use Trademark application under Requirements of Law;
(g)
Commercial Tort Claims;
(h)
(i) motor vehicles and other assets subject to certificates of title and (ii) any Letter-of-Credit Right that does not constitute a supporting obligation, except to the extent the security interest therein may be perfected by filing of a financing statement under the UCC of any applicable jurisdiction;
(i)
assets subject to any purchase money security interest, Capital Lease obligation, sale-leaseback obligation or similar arrangement, in each case, that is permitted or otherwise not prohibited by the terms of this Agreement and to the extent the grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money or similar arrangement or create a right of termination in favor of any other party thereto (other than the Parent Borrower or any subsidiary of the Parent Borrower);
(j)
any Deposit Account, securities account and/or similar account (including any securities entitlement), escrow, fiduciary and/or trust account, payroll and other employee wage and benefit account, tax account (including any sales tax account), cash collateral account and/or any Cash and Cash Equivalents and any funds and other property held or maintained in any such account (other than, in each case, proceeds of other Collateral as to which perfection may be accomplished by filing a UCC-1 financing statement, automatically in accordance with the UCC);
(k)
any asset of a Person acquired by Holdings, the Parent Borrower or any Restricted Subsidiary that, at the time of the relevant acquisition, is encumbered to secure assumed Indebtedness permitted by this Agreement (it being understood that this clause (k) shall also extend to future-acquired equipment or similar assets that are cross collateralized to secure the relevant assumed Indebtedness so long as the applicable cross collateralization arrangement exists at the time of the relevant acquisition and is required by the definitive documentation governing such assumed Indebtedness) to the extent (and for so long as) the documentation governing the applicable assumed Indebtedness prohibits such

~~WEIL\101313475\1\63232.0014~~

asset from being pledged to secure the Secured Obligations and the relevant prohibition was not implemented in contemplation of the applicable acquisition;
(l)
any asset (including any contract) the grant or perfection of a security interest in which would:
(i)
be prohibited by enforceable anti-assignment provisions set forth in any contract that is permitted or otherwise not prohibited by the terms of this Agreement and, other than with respect to assets subject to Capital Leases and purchase money financings, is not incurred in contemplation of the acquisition of such assets or the entry into this Agreement;
(ii)
violate (after giving effect to applicable anti-assignment provisions of the UCC or other applicable Requirements of Law) the terms of any contract with respect to such asset that is permitted or otherwise not prohibited by the terms of this Agreement and, other than with respect to assets subject to Capital Leases and purchase money financings and restrictions on cash deposits permitted under the terms of this Agreement, is not incurred in contemplation of the acquisition of such assets or the entry into this Agreement; or
(iii)
trigger termination of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement pursuant to any “change of control” or similar provision (after giving effect to applicable anti-assignment provisions of the UCC or other applicable Requirements of Law and to the extent such contract is binding on such asset at the time of its acquisition and not incurred in contemplation thereof);

it being understood that the term “Excluded Asset” shall not include proceeds or receivables arising out of any contract described in this clause (j) to the extent that the assignment of such proceeds or receivables is expressly deemed to be effective under the UCC or other applicable Requirements of Law notwithstanding the relevant prohibition, violation or termination right;

(m)
any asset subject to any Receivables Facility;
(n)
any asset with respect to which the Borrower Representative has in good faith determined that the cost, burden, difficulty or consequence (including (i) any effect on the ability of the relevant Loan Party to conduct its operations and business in the ordinary course of business and (ii) the cost of mortgage, stamp, intangible or other taxes or expenses) of obtaining or perfecting a security interest therein outweighs, or is excessive in light of, the practical benefit of a security interest to the relevant Secured Parties afforded thereby (and the Lenders acknowledge that the Collateral that may be provided by any Loan Party may be limited to minimize stamp duty, notarization, registration or other applicable fees, taxes and duties where the benefit to the Secured Parties of increasing the secured amount is disproportionate to the level of such fees, taxes and duties);
(o)
on the date of, and after, a Specified Public Company Transaction, 100% of the Capital Stock of the Parent Borrower;
(p)
for the avoidance of doubt, Tax and Trust Funds; and/or
(q)
aircraft, airframes, aircraft engines, helicopters and equipment and/or other assets that are affixed to, or otherwise constitute, such aircraft, airframes, aircraft engines and/or helicopters.

~~WEIL\101313475\1\63232.0014~~

“Excluded Subsidiary” means:
(a)
any Restricted Subsidiary that is not a Wholly-Owned Subsidiary and each subsidiary of each such Restricted Subsidiary,
(b)
any Immaterial Subsidiary,
(c)
any Restricted Subsidiary:
(i)
that is prohibited from providing a Loan Guaranty by (A) law or regulation or (B) any Contractual Obligation that exists on the Closing Date or on the date such Person becomes a Restricted Subsidiary (including pursuant to assumed Indebtedness) (which Contractual Obligation, was not entered into in contemplation of the acquisition of such Restricted Subsidiary), in each case, for so long as such prohibition remains in effect;
(ii)
that would require a governmental (including regulatory) or third party consent, approval, license or authorization (including any regulatory consent, approval, license or authorization) to provide a Loan Guaranty (in the case of any such third party consent, which exists on the Closing Date or at the time of the acquisition of such Person) that has not otherwise been obtained (it being understood and agreed that none of Holdings, Parent Borrower and/or any of their respective subsidiaries shall have any obligation to obtain (or seek to obtain) any such consent, approval, license or authorization); or
(iii)
with respect to which the provision of a Loan Guaranty could reasonably be expected to result in material and adverse tax consequences to Holdings, the Parent Borrower, any direct or indirect parent entity of Holdings and/or any of its or their direct or indirect subsidiaries as determined by the Borrower Representative in good faith,
(d)
any not-for-profit subsidiary,
(e)
any Captive Insurance Subsidiary,
(f)
Receivables Subsidiary,
(g)
any Foreign Subsidiary,
(h)
(i) any Foreign Subsidiary Holdco and/or (ii) any Domestic Subsidiary that is a subsidiary of any Foreign Subsidiary or Foreign Subsidiary Holdco,
(i)
any Unrestricted Subsidiary,
(j)
any Restricted Subsidiary acquired by the Parent Borrower that, at the time of the relevant acquisition, is an obligor in respect of assumed Indebtedness permitted by Section 6.01 to the extent (and for so long as) the documentation governing the applicable assumed Indebtedness prohibits such subsidiary from providing a Loan Guaranty (which prohibition was not implemented in contemplation of such Restricted Subsidiary becoming a subsidiary in order to avoid the requirement of providing a Loan Guaranty),
(k)
any other Restricted Subsidiary with respect to which the burden or cost of providing a Loan Guaranty outweighs, or would be excessive in light of, the practical benefits afforded thereby, as determined by the Borrower Representative in good faith in consultation with the Administrative Agent;
(l)
any broker-dealer subsidiary;

~~WEIL\101313475\1\63232.0014~~

(m)
any Disregarded Domestic Person; and
(n)
any direct or indirect subsidiary of any Excluded Subsidiary described in the foregoing clauses (a) through (m);

provided that no Borrower shall constitute an Excluded Subsidiary.

“Excluded Swap Obligation” means, with respect to any Loan Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Loan Guaranty of such Loan Guarantor of, or the grant by such Loan Guarantor of a security interest to secure, such Swap Obligation (or any Loan Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or any Governmental Authority succeeding to any or all of its functions) (or the application or official interpretation of any thereof) by virtue of such Loan Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to Section 3.20 of the Loan Guaranty and any other “keepwell”, support or other agreement for the benefit of such Loan Guarantor) at the time the Loan Guaranty of such Loan Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If any Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Loan Guaranty or security interest is or becomes illegal.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Credit Party or required to be withheld or deducted from a payment to a Credit Party, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case (i) imposed as a result of such Credit Party being organized under the laws of, or having its principal office or, in the case of a Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Applicable Borrower under Section 2.19) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Credit Party’s failure to comply with Section 2.17(f) and (d) any Tax imposed under FATCA.
“Existing Credit Agreement” has the meaning assigned to such term in the recitals to this Agreement.
“Existing Letter of Credit” means any letter of credit and/or bank guarantee previously issued that (a) will remain outstanding on and after the Closing Date and (b) is listed on Schedule 1.01(e).
“Extended Revolving Credit Commitment” has the meaning assigned to such term in Section 2.23(a).
“Extended Revolving Loans” has the meaning assigned to such term in Section 2.23(a).
“Extended Term Loans” has the meaning assigned to such term in Section 2.23(a).
“Extension” has the meaning assigned to such term in Section 2.23(a).
“Extension Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (to the extent required by Section 2.23) and the Borrower Representative

~~WEIL\101313475\1\63232.0014~~

executed by each of (a) the Borrower Representative, (b) the Administrative Agent and (c) each Lender that has accepted the applicable Extension Offer pursuant hereto and in accordance with Section 2.23.
“Extension Offer” has the meaning assigned to such term in Section 2.23(a).
“Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or, except with respect to Articles 5 and 6, hereof owned, leased, operated or used by the Parent Borrower or any of its Restricted Subsidiaries or any of their respective predecessors or Affiliates.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements implementing the foregoing, and related legislation or official administrative rules or practices with respect to any of the foregoing.
“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as is set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
“Fee Letter” means that certain Fee Letter, dated as of November 11, 2025, by and among the Parent Borrower and Jefferies Finance LLC.
“Financial Covenant Standstill” has the meaning assigned to such term in Section 7.01(c)(i).
“Financial Model” means the model most recently made available by the Parent Borrower or the Sponsor to the Arrangers prior to the Closing Date.
“First Lien Debt” means (a) the ~~Initial~~Amendment No. 1 Refinancing Term Loans and the Initial Revolving Loans and (b) any other Indebtedness that is pari passu with the ~~Initial~~Amendment No. 1 Refinancing Term Loans and the Initial Revolving Loans in right of payment and secured by a Lien on the Collateral that is pari passu with the Lien securing the ~~Initial~~Amendment No. 1 Refinancing Term Loans and the Initial Revolving Loans.
“First Lien Net Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated First Lien Net Debt as of the last day of the most recently ended Test Period to (b) Consolidated Adjusted EBITDA for the most recently ended Test Period, in each case, of the Parent Borrower and its Restricted Subsidiaries on a consolidated basis.
“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.
“Fiscal Year” means the fiscal year of the Parent Borrower, ending on or about June 30 of each calendar year.
“Fixed Amount” has the meaning assigned to such term in Section 1.10(c).
“Fixed Charges” means, with reference to any Fiscal Quarter, without duplication, the sum of (a) the Ratio Interest Expense for such Fiscal Quarter, plus (b) the aggregate amount of scheduled principal payments in respect of Indebtedness for borrowed money paid or payable in Cash during such Fiscal Quarter (other than payments made by the Parent Borrower or any Restricted Subsidiary to the Parent Borrower or any Restricted Subsidiary and in any case, excluding any earn-out obligation or purchase price adjustment and

~~WEIL\101313475\1\63232.0014~~

intercompany Indebtedness); provided that, for purposes of calculating Fixed Charges for the Fiscal Quarter in which the Closing Date occurs, Fixed Charges shall be an amount equal to actual Fixed Charges from the Closing Date through the last day of such Fiscal Quarter multiplied by a fraction the numerator of which is the number of days in such Fiscal Quarter and the denominator of which is the number of days from the Closing Date through the last day of such Fiscal Quarter.
“Floor” means, with respect to the ~~Initial~~Amendment No. 1 Refinancing Term Loans and the Initial Revolving Loans only, 0.00% per annum.
“Foreign Lender” means (a) if any Borrower is a U.S. Person, a Lender, with respect to such Borrower, that is not a U.S. Person, and (b) if any Borrower is not a U.S. Person, a Lender, with respect to such Borrower, that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is a resident for tax purposes.
“Foreign Subsidiary” means any subsidiary that is not a Domestic Subsidiary.
“Foreign Subsidiary Holdco” means (a) any Domestic Subsidiary that has no material assets other than either (i) Capital Stock or (ii) Capital Stock and Indebtedness, in each case, of one or more Foreign Subsidiaries or Disregarded Domestic Persons and (b) any Domestic Subsidiary that has no material assets other than either (i) the Capital Stock or (ii) the Capital Stock and Indebtedness of one or more Persons of the type described in the immediately preceding clause (a).
“GAAP” means generally accepted accounting principles in the US in effect and applicable to the accounting period in respect of which reference to GAAP is made.
“Governing Agreement” has the meaning assigned to such term in Section 4.01(d).
“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to any government or any court, in each case whether associated with a state or locality of the US, the US or a foreign government.
“Governmental Authorization” means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority.
“Granting Lender” has the meaning assigned to such term in Section 9.05(e).
“Guarantee” of or by any Person (the “Guarantor”) means any obligation, contingent or otherwise, of the Guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation of any other Person (the “Primary Obligor”) in any manner and including any obligation of the Guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other monetary obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the Primary Obligor so as to enable the Primary Obligor to pay such Indebtedness or other monetary obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or monetary obligation, (e) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (f) secured by any Lien on any assets of such Guarantor securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Guarantor (or any right, contingent or otherwise, of any holder of such Indebtedness or other

~~WEIL\101313475\1\63232.0014~~

monetary obligation to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition, Disposition or other transaction permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.
“Hazardous Materials” means any chemical, material, substance or waste, or any constituent thereof, exposure to which is prohibited, limited or regulated by any Environmental Law or any Governmental Authority or which poses a hazard to the indoor or outdoor environment.
“Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Material, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Material, and any corrective action or response action with respect to any of the foregoing.
“Hedge Agreement” means any agreement with respect to any Derivative Transaction (or any master agreement which is intended to govern multiple Derivative Transactions) between any Loan Party or any Restricted Subsidiary and any other Person.
“Hedging Obligations” means, with respect to any Person, the obligations of such Person under any Hedge Agreement.
“Holdings” has the meaning assigned to such term in the preamble to this Agreement and shall, for the avoidance of doubt, include any Successor Holdings.
“Identified Non-Competitor DQI” has the meaning assigned to such term in the definition of “Disqualified Institution”.
“IFRS” means international accounting standards within the meaning of the IAS Regulation 1606/2002, as in effect from time to time (subject to the provisions of Section 1.04), to the extent applicable to the relevant financial statements.
“Immaterial Subsidiary” means, as of any date, any subsidiary of the Parent Borrower (i) the contribution to Consolidated Adjusted EBITDA of which, when taken together with the contribution to Consolidated Adjusted EBITDA of all other subsidiaries that are Immaterial Subsidiaries, does not exceed 5.00% of Consolidated Adjusted EBITDA and (ii) the assets of which, when taken together with the assets of all other subsidiaries that are Immaterial Subsidiaries, do not exceed 5.00% of Consolidated Total Assets of the Parent Borrower and its Restricted Subsidiaries, in each case, as of the last day of the most recently ended Test Period; provided that, at all times prior to the first delivery of financial statements pursuant to Section 5.01(a) or 5.01(b), this definition shall be applied based on the pro forma consolidated financial statements delivered pursuant to Section 4.01.

~~WEIL\101313475\1\63232.0014~~

“Immediate Family Member” means, with respect to any individual:
(a)
such individual and/or such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, guardian, custodian, domestic or civil union partner, former domestic or civil union partner, sibling, mother-in-law, father-in-law, son-in-law and/or daughter-in-law (including any adoptive relationship), any trust, partnership or other bona fide estate-planning vehicle the primary beneficiaries of which are any of the foregoing individuals, any such individual’s estate (or an executor or administrator acting on its behalf), heirs or legatees or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor,
(b)
any legal representative of any Person described in clause (a), and/or
(c)
any Person that is primarily owned and controlled, directly or indirectly, by such individual and/or any Person described in clause (a) above.
“Incentive Arrangements” means any (a) customary earn-out arrangement, (b) share or stock appreciation right, (c) non-competition agreement, (d) long-term incentive plan used to compensate any business executive for business plan performance that is paid in cash but could otherwise have been structured as a stock, phantom or stock appreciation right and/or (e) other incentive and/or bonus plan entered into by the Parent Borrower and/or any Restricted Subsidiary for the benefit of, and in order to retain, executives, officers or employees of persons or businesses in connection with the permitted acquisition of, or other similar permitted investment in, such person or business and/or the establishment or implementation of any line of business.
“Incremental Cap” means:
(a)
the sum of:
(i)
the greater of $191,000,000 and 100% of Consolidated Adjusted EBITDA for the most recently ended Test Period (the “Initial Incremental Amount”), minus (A) the aggregate outstanding principal amount of any Incremental Facility and/or Incremental Equivalent Debt previously incurred or issued in reliance on the Initial Incremental Amount, minus (B) the aggregate outstanding principal amount of any Ratio Debt issued and/or incurred in reliance on the Initial Incremental Amount pursuant to Section 6.01(w)(i), in the case of clauses (A) and (B), after giving effect to (1) any reclassification of any Incremental Facility and/or Incremental Equivalent Debt as having been issued or incurred in reliance on the Incremental Incurrence-Based Component and/or (2) any reclassification of any Ratio Debt as having been incurred in reliance on Section 6.01(w)(iv); plus
(ii)
any unused amount available under Section 6.01(u); it being understood and agreed for the avoidance of doubt that the outstanding principal amount of any Indebtedness incurred in reliance on this clause (ii) shall reduce the amount available under Section 6.01(u), on a dollar-for-dollar basis; plus
(b)
in the case of any Incremental Facility or Incremental Equivalent Debt that effectively extends (i) the Maturity Date with respect to any Class of Loans and/or Commitments hereunder and/or (ii) the maturity date with respect to (A) any other First Lien Debt and/or (B) any Junior Lien Debt (it being understood that, in the case of this clause (B), the relevant Incremental Facility or Incremental Equivalent Debt incurred in reliance hereon will, at the option of the Borrower Representative, either constitute Junior Lien Debt or be unsecured), an amount equal to the portion of the relevant Class of Loans or Commitments or such other First Lien Debt or such Junior Lien Debt, as applicable, that will be replaced by such Incremental Facility or Incremental Equivalent Debt; plus

~~WEIL\101313475\1\63232.0014~~

(c)
in the case of any Incremental Facility or Incremental Equivalent Debt that effectively replaces any Revolving Credit Commitment constituting (A) First Lien Debt and/or (B) Junior Lien Debt, in each case, terminated in accordance with Section 2.19, an amount equal to the relevant terminated Revolving Credit Commitment (it being understood that, in the case of any such terminated Revolving Credit Commitment constituting Junior Lien Debt, the relevant Incremental Facility or Incremental Equivalent Debt will, at the option of the Borrower Representative, either constitute Junior Lien Debt or be unsecured); plus
(d)
without duplication of the foregoing clauses (b) or (c), (x) (i) the amount of any voluntary prepayment, redemption, repurchase or other retirement of (A) (1) any Term Loan (including any ~~Initial~~Amendment No. 1 Refinancing Term Loan and/or any Additional Term Loan that constitutes First Lien Debt) and/or any other First Lien Debt (other than revolving Indebtedness) and/or (2) any Junior Lien Debt (including any Additional Term Loan that constitutes Junior Lien Debt) (other than revolving Indebtedness) (it being understood that, in the case of this clause (2), the relevant Incremental Facility, Incremental Equivalent Debt or Ratio Debt incurred in reliance hereon shall, at the option of the Borrower Representative, either constitute Junior Lien Debt or be unsecured) and/or (B) the amount of any permanent reduction of (1) any Revolving Credit Commitment and/or any revolving commitment in respect of any First Lien Debt and/or (2) any revolving commitment in respect of any Junior Lien Debt (it being understood that, in the case of this clause (2), the relevant Incremental Facility, Incremental Equivalent Debt or Ratio Debt incurred in reliance hereon shall, at the option of the Borrower Representative, either provide for Junior Lien Debt or unsecured debt) and (ii) the amount of any reduction in the outstanding principal amount of (A) any Term Loan and/or any other First Lien Debt (other than revolving Indebtedness) and/or (B) any Junior Lien Debt (other than revolving Indebtedness) resulting from any assignment of such Term Loan, First Lien Debt and/or Junior Lien Debt to (and/or any purchase of such Term Loan, First Lien Debt or Junior Lien Debt by) Holdings, the Parent Borrower and/or any Restricted Subsidiary (it being understood that, in the case of this clause (B), the related Incremental Facility, Incremental Equivalent Debt or Ratio Debt incurred in reliance hereon shall, at the option of the Borrower Representative, either constitute Junior Lien Debt or be unsecured); provided that, in the case of each of clauses (x)(i) and (ii), the relevant prepayment, redemption, purchase, assignment, redemption or other retirement was not funded with the proceeds of any long-term Indebtedness (other than revolving Indebtedness) (this clause (d), the “Incremental Prepayment Amount”) minus (y) the outstanding principal amount of any Indebtedness incurred in reliance on Section 6.01(w)(iii); plus
(e)
an unlimited amount so long as, in the case of this clause (e), after giving effect to the relevant Indebtedness; as applicable:
(i)
if such Indebtedness constitutes First Lien Debt, the First Lien Net Leverage Ratio does not exceed 4.75:1.00;
(ii)
if such Indebtedness constitutes Junior Lien Debt, at the election of the Borrower Representative, either (A) the Secured Net Leverage Ratio does not exceed 5.50:1.00 or (B) the Interest Coverage Ratio is not less than 2.00:1.00; or
(iii)
if such Indebtedness is unsecured, at the election of the Borrower Representative, either (A) the Total Net Leverage Ratio does not exceed 6.50:1.00 or (B) the Interest Coverage Ratio is not less than 2.00:1.00;

in each case described in this clause (e), calculated on a Pro Forma Basis, including the application of the proceeds thereof (in the case of each of the immediately preceding clauses (i), (ii) and (iii), without “netting” the cash proceeds of the applicable Incremental Facility or Incremental Equivalent Debt on the consolidated balance sheet of the Parent Borrower), and in the case of any Incremental Facility consisting of a revolving facility, assuming a full drawing thereof; it being

~~WEIL\101313475\1\63232.0014~~

understood that, in the case of any such revolving facility, the applicable test set forth in this clause (e) shall not be required to be satisfied on the date of any drawing or other extension of credit thereunder, and in the case of (1) any Incremental Facility or Incremental Equivalent Debt consisting of a delayed draw term loan facility or (2) any Incremental Equivalent Debt consisting of a revolving facility, in each case, then being incurred or established, the same shall be subject to Section 1.10(g) (this clause (e), the “Incremental Incurrence-Based Component”);

provided that any Incremental Facility and/or Incremental Equivalent Debt may be incurred under one or more of clauses (a) through (e) of this definition as selected by the Borrower Representative in its sole discretion; provided that, unless the Borrower Representative elects otherwise, so long as the MFN Provision would not be triggered by the incurrence or implementation thereof, any such Incremental Facility and/or Incremental Equivalent Debt will be deemed to have been incurred under the Incremental Incurrence-Based Component, to the maximum extent permitted thereunder (and calculated as described above).

“Incremental Commitment” means any commitment made by a lender to provide all or any portion of any Incremental Facility or Incremental Loan.
“Incremental Equivalent Debt” means Indebtedness in the form of pari passu senior secured or unsecured notes or loans and/or junior secured or unsecured notes or loans and/or, in each case commitments in respect of any of the foregoing; provided that:
(a)
the aggregate outstanding principal amount (or committed amount, if applicable) at the time of incurrence thereof shall not exceed the Incremental Cap (as in effect at the time of determination, including giving effect to any reclassification on or prior to such date of determination);
(b)
other than with respect to Inside Maturity Amount Indebtedness, the Weighted Average Life to Maturity applicable to such notes or loans is no shorter than the Weighted Average Life to Maturity of the then existing Term Loans;
(c)
other than with respect to Inside Maturity Amount Indebtedness, the final maturity date with respect to such notes or loans is no earlier than the Latest Term Loan Maturity Date on the date of the issuance or incurrence, as applicable, thereof;
(d)
subject to clauses (b) and (c), such Indebtedness may otherwise have an amortization schedule as determined by the Applicable Borrower and the lenders providing such Incremental Equivalent Debt;
(e)
if such Indebtedness is (i) secured by a Lien on the Collateral that is pari passu with or junior to the Lien securing the ~~Initial~~Amendment No. 1 Refinancing Term Loans or (ii) unsecured and subordinated to the Obligations, then the holders of such Indebtedness (or a representative therefor) shall be party to an Intercreditor Agreement;
(f)
other than with respect to Designated Alternative Security Indebtedness, no such Indebtedness may be (A) issued or guaranteed by any subsidiary that is not a Loan Party or (B) secured by any asset of the Parent Borrower and/or any subsidiary that does not constitute Collateral; and
(g)
the currency, pricing (including any “MFN” or other pricing terms), interest rate margins, rate floors, fees, premiums (including prepayment premiums), funding discounts, the maturity and amortization schedule applicable to any Incremental Equivalent Debt (subject to clauses (b) and (c) above) and any covenant or event of default terms shall be determined by the Applicable Borrower and the lender or lenders providing such Incremental Equivalent Debt; provided that, with respect to any

~~WEIL\101313475\1\63232.0014~~

Incremental Equivalent Debt that constitutes MFN Indebtedness, the ~~Initial~~Amendment No. 1 Refinancing Term Loans shall benefit from the MFN Provision.
“Incremental Facilities” has the meaning assigned to such term in Section 2.22(a).
“Incremental Facility Amendment” means an amendment to this Agreement executed by each of (a) the Applicable Borrower and (b) each Lender that agrees to provide all or any portion of the Incremental Facility being incurred pursuant thereto and in accordance with Section 2.22 and acknowledged by the Administrative Agent (it being understood and agreed that failure by the Administrative Agent to acknowledge such amendment shall not affect the effectiveness thereof).
“Incremental Incurrence-Based Component” has the meaning assigned to such term in the definition of “Incremental Cap”.
“Incremental Lender” has the meaning assigned to such term in Section 2.22(b).
“Incremental Loans” has the meaning assigned to such term in Section 2.22(a).
“Incremental Prepayment Amount” has the meaning assigned to such term in clause (d) of the definition of “Incremental Cap.”
“Incremental Revolving Commitment” means any commitment made by a lender to provide all or any portion of any Incremental Revolving Facility.
“Incremental Revolving Facility” has the meaning assigned to such term in Section 2.22(a).
“Incremental Revolving Facility Lender” means, with respect to any Incremental Revolving Facility, each Revolving Lender providing any portion of such Incremental Revolving Facility.
“Incremental Revolving Loans” has the meaning assigned to such term in Section 2.22(a).
“Incremental Term Facility” has the meaning assigned to such term in Section 2.22(a).
“Incremental Term Loan” has the meaning assigned to such term in Section 2.22(a).
“Incurrence-Based Amount” has the meaning assigned to such term in Section 1.10(c).
“Indebtedness” as applied to any Person means, without duplication:
(a)
all indebtedness for borrowed money;
(b)
that portion of obligations with respect to Capital Leases to the extent recorded as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP;
(c)
all obligations of such Person evidenced by bonds, debentures, notes or similar instruments to the extent the same would appear as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP;
(d)
any obligation of such Person owed for all or any part of the deferred purchase price of property or services (excluding (i) any earn out obligation or purchase price adjustment until such obligation (A) becomes a liability on the statement of financial position or balance sheet (excluding the footnotes thereto) in accordance with GAAP and (B) has not been paid after becoming due and payable

~~WEIL\101313475\1\63232.0014~~

or, if applicable, following the completion of any dispute resolution mechanic set forth in the definitive document governing the relevant transaction, (ii) any such obligation incurred under ERISA, (iii) accrued expenses and trade accounts payable in the ordinary course of business (including on an inter-company basis) and (iv) liabilities associated with customer prepayments and deposits), which purchase price is (A) due more than six months from the date of the incurrence of the obligation in respect thereof or (B) evidenced by a note or similar written instrument;
(e)
any monetary obligation of any other Person that is secured by any Lien on any asset owned or held by such Person regardless of whether the Indebtedness secured thereby has been assumed by such Person or is non-recourse to the credit of such Person;
(f)
the face amount of any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings;
(g)
the Guarantee by such Person of the Indebtedness of another;
(h)
all obligations of such Person in respect of any Disqualified Capital Stock; and
(i)
all net obligations of such Person in respect of any Derivative Transaction, including any Hedge Agreement, whether or not entered into for hedging or speculative purposes;

provided that (i) in no event shall any obligation under any Derivative Transaction be deemed to constitute “Indebtedness” for any calculation of the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Total Net Leverage Ratio, the Interest Coverage Ratio or any other financial ratio under this Agreement, (ii) the amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (A) the aggregate unpaid principal amount of such Indebtedness and (B) the fair market value of the property encumbered thereby as determined by such Person in good faith and (iii) the term “Indebtedness” shall exclude intercompany loans and/or advances made in the ordinary course of business that have a term that does not exceed 364 days.

For all purposes hereof, the Indebtedness of any Person shall (i) include the Indebtedness of any third party (including any partnership in which such Person is a general partner and any unincorporated joint venture in which such Person is a joint venture partner) to the extent such Person would be liable therefor under applicable Requirements of Law or any agreement or instrument by virtue of such Person’s ownership interest in such Person, (A) except to the extent the terms of such Indebtedness provide that such Person is not liable therefor and (B) only to the extent the relevant Indebtedness is of the type that would be included in the calculation of Consolidated Total Net Debt; provided that, notwithstanding anything herein to the contrary, the term “Indebtedness” shall not include, and shall be calculated without giving effect to, (1) the effects of Accounting Standards Codification Topic 815 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose hereunder as a result of accounting for any embedded derivatives created by the terms of such Indebtedness (it being understood that any such amounts that would have constituted Indebtedness hereunder but for the application of this proviso shall not be deemed an incurrence of Indebtedness hereunder) and (2) the effects of Statement of Financial Accounting Standards No. 133 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Agreement as a result of accounting for any embedded derivative created by the terms of such Indebtedness (it being understood that any such amounts that would have constituted Indebtedness under this Agreement but for the application of this sentence shall not be deemed to be an incurrence of Indebtedness under this Agreement). For all purposes hereof, the Indebtedness of the Parent Borrower and its Restricted Subsidiaries shall exclude (i) obligations incurred in connection with the consummation of any transaction solely to the extent the proceeds thereof are and continue to be held in an escrow, trust, collateral or similar account or arrangement (collectively, an “Escrow”) and are not otherwise then available to such Person, (ii) deferred or prepaid revenue, (iii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the seller, (iv) any

~~WEIL\101313475\1\63232.0014~~

obligations attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto, (v) Indebtedness of any Parent Company appearing on the balance sheet of the Parent Borrower solely by reason of push down accounting under GAAP so long as such Indebtedness is not recourse to the Parent Borrower or any of its Restricted Subsidiaries, (vi) accrued expenses and royalties and (vii) asset retirement obligations and other pension related obligations (including pensions and retiree medical care) that are not overdue by more than 60 days.

The amount of any Indebtedness that is issued at a discount to its initial principal amount shall be calculated based on the initial stated principal amount thereof without giving effect to any such discount.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a) above, Other Taxes.
“Indemnitee” has the meaning assigned to such term in Section 9.03(b).
“Information” has the meaning set forth in Section 3.11(a).
“Information Memorandum” means the lender presentation relating to the Parent Borrower and its subsidiaries and the Transactions.
“Initial Incremental Amount” has the meaning assigned to such term in the definition of “Incremental Cap”.
“Initial Lenders” means the Arrangers and the affiliates of the Arrangers who are party to this Agreement as Lenders on the Closing Date.
“Initial Revolving Credit Commitment” means, with respect to any Person, the commitment of such Person to make Initial Revolving Loans (and acquire participations in Letters of Credit and Swingline Loans) hereunder as set forth on the Commitment Schedule, or in the Assignment Agreement pursuant to which such Person assumed its Initial Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 or Section 2.19, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05 or (c) increased pursuant to Section 2.22. The aggregate amount of the Initial Revolving Credit Commitments as of the Closing Date is $250,000,000.
“Initial Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of all Initial Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender’s LC Exposure and Swingline Exposure, in each case, attributable to its Initial Revolving Credit Commitment.
“Initial Revolving Credit Maturity Date” means the date that is five years after the Closing Date.
“Initial Revolving Facility” means the Initial Revolving Credit Commitments and the Initial Revolving Loans and other extensions of credit thereunder.
“Initial Revolving Lender” means any Lender with an Initial Revolving Credit Commitment or any Initial Revolving Credit Exposure.
“Initial Revolving Loan” has the meaning assigned to such term in Section 2.01(a)(ii).

~~WEIL\101313475\1\63232.0014~~

“Initial Term Lender” means any Lender with an Initial Term Loan Commitment or an outstanding Initial Term Loan.
“Initial Term Loan Commitment” means, with respect to any Person, the commitment of such Person to make Initial Term Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Person’s name on the Commitment Schedule, as the same may be (a) reduced from time to time pursuant to Section 2.09, (b) reduced or increased from time to time pursuant to assignments made by or to such Term Lender pursuant to Section 9.05 or (c) increased from time to time pursuant to Section 2.22. The aggregate amount of the Term Lenders’ Initial Term Loan Commitments on the Closing Date ~~is~~prior to the funding of the Initial Term Loans was $600,000,000. For the avoidance of doubt, the Initial Term Loan Commitments automatically terminated upon the making of the Initial Term Loans on the Closing Date.
“Initial Term Loan Maturity Date” means the date that is seven years after the Closing Date.
“Initial Term Loans” has the meaning assigned to such term in Section 2.01(a)(i)(A).
“Inside Maturity Amount Indebtedness” means:
(a)
any Indebtedness that the Borrower elects (for the avoidance of doubt, without notice to any Person) to incur in reliance on this clause (a) in an aggregate outstanding principal amount not to exceed (i) the greater of $95,500,000 and 50% of Consolidated Adjusted EBITDA for the most recently ended Test Period minus (ii) the aggregate outstanding principal amount of Indebtedness incurred in reliance on Section 2.22, Section 2.24, Section 6.01(p), Section 6.01(z) and/or Section 9.02(c) that, in each case under this clause (a), (A) (1) has a maturity date that is earlier than the Latest Term Loan Maturity Date and/or (2) has a Weighted Average Life to Maturity that is shorter than the remaining Weighted Average Life to Maturity of any then-existing tranche of Term Loans (without giving effect to any prepayment thereof that would otherwise modify the Weighted Average Life to Maturity thereof) and (B) constitutes Inside Maturity Amount Indebtedness incurred in reliance on this clause (a); and/or
(b)
any Indebtedness that constitutes revolving Indebtedness, a Customary Term A Loan and/or a Customary Bridge Loan.
“Intellectual Property Security Agreement” means any agreement, or a supplement thereto, executed on or after the Closing Date confirming or effecting the grant of any Lien on Patents, Trademarks and Copyrights issued, registered or applied for in the US Patent and Trademark Office or the US Copyright Office, as applicable, and owned by any Loan Party to the Administrative Agent, for the benefit of the Secured Parties, required in accordance with this Agreement and the Security Agreement, including an Intellectual Property Security Agreement substantially in the form of Exhibit C.
“Intercompany Note” means a promissory note substantially in the form of Exhibit F or such other form to which the Borrower Representative and the Administrative Agent may reasonably agree.
“Intercreditor Agreement” means:
(a)
with respect to any Indebtedness that constitutes First Lien Debt, a Pari Passu Intercreditor Agreement;
(b)
with respect to any Indebtedness that constitutes Junior Lien Debt, a Junior Lien Intercreditor Agreement; and/or
(c)
with respect to any Indebtedness, any other intercreditor or subordination agreement or arrangement (which may take the form of a “waterfall” or similar provision), as applicable, the terms of which are (i) consistent with market terms (as determined by the Borrower Representative and the

~~WEIL\101313475\1\63232.0014~~

Administrative Agent in good faith) governing arrangements for the sharing and/or subordination of liens, subordination of claims and/or arrangements relating to the distribution of payments, as applicable, at the time the relevant intercreditor agreement is proposed to be established in light of the type of Indebtedness subject thereto or (ii) otherwise reasonably acceptable to the Borrower Representative and the Administrative Agent.
“Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Adjusted EBITDA for the most recently ended Test Period to (b) Ratio Interest Expense for the most recently ended Test Period, in each case of the Parent Borrower and its Restricted Subsidiaries on a consolidated basis.
“Interest Election Request” means a request by the Applicable Borrower (or the Borrower Representative) in the form of Exhibit H hereto or another form reasonably acceptable to the Administrative Agent to convert or continue a Borrowing in accordance with Section 2.08.
“Interest Payment Date” means:
(a)
with respect to any ABR Loan, each Scheduled Payment Date, commencing with, if applicable, March 31, 2026, and the maturity date applicable to such ABR Loan,
(b)
with respect to any Term Benchmark Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Loan with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing, and
(c)
with respect to any RFR Loan (if after the effectiveness of a Benchmark Replacement) each date that is on the numerically corresponding day in each calendar month that is, at the election of the Borrower Representative, one month or three months after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and the maturity date applicable to such RFR Loan.
“Interest Period” means, with respect to any Borrowing of Term Benchmark Loans, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months (or, to the extent available to all relevant Lenders and agreed by the Administrative Agent, 12 months or a shorter or different period) thereafter, as the Applicable Borrower (or the Borrower Representative) may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the immediately succeeding Business Day unless such immediately succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
“Investment” means:
(a)
any purchase or other acquisition for consideration by the Parent Borrower or any Restricted Subsidiary of any Capital Stock of any other Person (other than any Loan Party),

~~WEIL\101313475\1\63232.0014~~

(b)
the acquisition for consideration by the Parent Borrower or any Restricted Subsidiary by purchase or otherwise (other than any purchase or other acquisition of inventory, materials, supplies and/or equipment in the ordinary course of business) of all or a substantial portion of the business, property or fixed assets of any other Person constituting an operating division or operating line of business or other operating business unit of such other Person and
(c)
any loan or advance (other than any advance to any current or former employee, officer, director, member of management, manager, consultant or independent contractor of the Parent Borrower, any Restricted Subsidiary, or any Parent Company for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by the Parent Borrower or any of its Restricted Subsidiaries to any other Person.

Subject to Section 5.10, the amount of any Investment shall be the original cost of such Investment, plus the cost of any addition thereto that otherwise constitutes an Investment, without any adjustment for any increase or decrease in value, or any write-up, write-down or write-off with respect thereto, but giving effect to (i) any repayment of principal and/or interest in the case of any Investment in the form of a loan or other debt instrument and (ii) any return of capital or return on Investment in the case of any equity Investment (whether as a distribution, dividend, redemption or sale but not in excess of the amount of the relevant initial Investment). It is understood and agreed that the term “Investment” shall exclude intercompany loans, advances or Indebtedness made in the ordinary course of business that have a term that does not exceed 364 days.

“Investors” means (a) the Sponsor, (b) the Management Investors, (c) any other investor that, directly or indirectly, beneficially owns Capital Stock in Holdings on the Closing Date, which may include one or more of the Sponsor’s limited partners, and (d) any controlled Affiliate of any Person identified in clauses (a) through (c) above.
“IP Rights” has the meaning assigned to such term in the Security Agreement.
“IP Separation Transaction” means (a) any Disposition (other than any non-exclusive license) by Holdings, the Parent Borrower and/or any Restricted Subsidiary of any Material Intellectual Property to any Unrestricted Subsidiary (other than any bona fide operational joint venture established for legitimate business purposes) and/or (b) any Investment by Holdings, the Parent Borrower and/or any Restricted Subsidiary in the form of a contribution of Material Intellectual Property (other than any non-exclusive license) to any Unrestricted Subsidiary (other than any bona fide operational joint venture established for legitimate business purposes).
“IRS” means the US Internal Revenue Service.
“ISDA CDS Definitions” has the meaning assigned to such term in Section 9.02.
“Issuing Bank” means, as the context may require, (a) Jefferies (provided that Jefferies will cause Letters of Credit to be issued by unaffiliated financial institutions and such Letters of Credit shall be treated as issued by Jefferies for all purposes under the Loan Documents), (b) Bank of America, N.A., (c) Barclays Bank PLC, (d) JPMorgan Chase Bank, N.A., (e) Goldman Sachs Bank USA, (f) Morgan Stanley Senior Funding, Inc., (g) MUFG Bank, Ltd., (h) The Toronto-Dominion Bank, New York Branch, (i) any other Revolving Lender that agrees to be an Issuing Bank and is reasonably acceptable to the Borrower Representative, and (j) any other Revolving Lender that is appointed as an Issuing Bank in accordance with Section 2.05(i). Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by any Affiliate of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
“Jefferies” has the meaning assigned to such term in the preamble to this Agreement.

~~WEIL\101313475\1\63232.0014~~

“Joinder Agreement” means a Joinder Agreement substantially in the form of Exhibit K or such other form that is reasonably satisfactory to the Administrative Agent and the Parent Borrower; it being understood and agreed that any Joinder Agreement executed by any Foreign Subsidiary may include such modifications as may be necessary to reflect the fact that such Foreign Subsidiary may not become party to the Security Agreement.
“Junior Lien Debt” means any Indebtedness that is secured by a Lien on the Collateral that is expressly junior to the Lien on the Collateral securing the ~~Initial~~Amendment No. 1 Refinancing Term Loans and the Initial Revolving Loans.
“Junior Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit G hereto, with any modification thereto (whether material or immaterial) as the Parent Borrower and the Administrative Agent may agree in their respective reasonable discretion.
“Latest Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Loan or commitment hereunder at such time, including the latest maturity or expiration date of any Term Loan, Term Commitment, Revolving Loan or Revolving Credit Commitment.
“Latest Revolving Credit Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Revolving Loan or Revolving Credit Commitment hereunder at such time.
“Latest Term Loan Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Term Loan hereunder at such time.
“LC Collateral Account” has the meaning assigned to such term in Section 2.05(j).
“LC Disbursement” means a payment or disbursement made by an Issuing Bank pursuant to a Letter of Credit.
“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time and (b) the aggregate principal amount of all LC Disbursements that have not yet been reimbursed at such time. The LC Exposure of any Revolving Lender at any time shall equal its Applicable Revolving Credit Percentage of the aggregate LC Exposure at such time.
“Legal Reservations” means the application of the relevant Debtor Relief Laws, general principles of equity and/or principles of good faith and fair dealing.
“Lenders” means the Term Lenders, the Revolving Lenders and any other Person that becomes a party hereto pursuant to an Assignment Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment Agreement.
“Letter of Credit” means any Dollar-denominated letter of credit issued (or, in the case of any Existing Letter of Credit, deemed to be issued) pursuant to this Agreement.
“Letter of Credit Commitment” means, with respect to any Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit hereunder as set forth on the Commitment Schedule, or in the Assignment Agreement pursuant to which such Person assumed its Initial Revolving Credit Commitment or Letter of Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 or Section 2.19, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05 or (c) increased pursuant to Section 2.22.

~~WEIL\101313475\1\63232.0014~~

“Letter of Credit Reimbursement Loan” has the meaning assigned to such term in Section 2.05(e)(i).
“Letter of Credit Request” means a request by the Borrower Representative for a new Letter of Credit or an amendment to any existing Letter of Credit in accordance with Section 2.05 and substantially in the form of Exhibit N or such other form that is reasonably satisfactory to the relevant Issuing Bank and the Borrower Representative.
“Letter of Credit Sublimit” means $50,000,000, subject to increase in accordance with Section 2.22 hereof.
“Letter of Credit Support” means, with respect to any Letter of Credit, that (a) such Letter of Credit has been Cash collateralized in an amount equal to 100% of the face amount of such Letter of Credit, (b) a separate letter of credit has been issued in favor of the Issuing Bank (or its designee) with respect to such Letter of Credit pursuant to arrangements reasonably satisfactory to such Issuing Bank and in an amount equal to 100% of the face amount of the applicable Letter of Credit issued hereunder, (c) such Letter of Credit has been deemed reissued under another agreement in a manner reasonably acceptable to the applicable Issuing Bank or (d) other arrangements reasonably acceptable to the relevant Issuing Bank with respect to such Letter of Credit.
“Letter-of-Credit Right” has the meaning set forth in Article 9 of the UCC.
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capital Lease having substantially the same economic effect as any of the foregoing), in each case, in the nature of security; provided that in no event shall an operating lease in and of itself be deemed to constitute a Lien.
“Loan Documents” means this Agreement, any Promissory Note, each Loan Guaranty, the Collateral Documents, any Borrower Joinder Agreement, any Intercreditor Agreement to which the Borrower Representative is a party, each Refinancing Amendment, each Incremental Facility Amendment, each Extension Amendment and any other document or instrument designated by the Borrower Representative and the Administrative Agent as a “Loan Document”. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto.
“Loan Guarantor” means (a) prior to a Specified Public Company Transaction, Holdings, (b) each Borrower (other than with respect to its own obligations) and (c) each Subsidiary Guarantor.
“Loan Guaranty” means the Loan Guaranty, substantially in the form of Exhibit I hereto, executed by each Loan Guarantor and the Administrative Agent for the benefit of the Secured Parties, as supplemented in accordance with the terms of Section 5.12.
“Loan Installment Date” has the meaning assigned to such term in Section 2.10(a).
“Loan Parties” means (a) prior to a Specified Public Company Transaction, Holdings, (b) each Borrower and (c) each Subsidiary Guarantor.
“Loans” means any ~~Initial~~Amendment No. 1 Refinancing Term Loan, any Additional Term Loan, any Initial Revolving Loan, any Swingline Loan or any Additional Revolving Loan.

~~WEIL\101313475\1\63232.0014~~

“Management Investors” means the current and former officers, directors, managers, employees and members of management (and, in each case, their Immediate Family Members and any permitted transferees thereof) of the Parent Borrower, any Parent Company and/or any subsidiary of the Parent Borrower.
“Margin Stock” has the meaning assigned to such term in Regulation U.
“Market Capitalization” means, at any date of determination pursuant to Section 1.10(a), the amount, determined by the Borrower Representative in good faith, equal to (a) the total number of issued and outstanding shares of common Capital Stock of the relevant Public Entity on such date multiplied by (b) the arithmetic mean of the closing prices per share of such common Capital Stock on the principal securities exchange on which such common Capital Stock is traded for the 30 consecutive trading days immediately preceding such date.
“Material Adverse Effect” means a material adverse effect on (a) the rights and remedies (taken as a whole) of the Administrative Agent under the applicable Loan Documents or (b) the ability of the Loan Parties (taken as a whole) to perform their payment obligations under the applicable Loan Documents.
“Material Debt Instrument” means any physical instrument evidencing any Indebtedness for borrowed money owing from any Person (other than any Loan Party) to a Loan Party which is required to be pledged and delivered to the Administrative Agent (or its bailee) pursuant to the Security Agreement.
“Material Intellectual Property” means any intellectual property owned by any Loan Party or Restricted Subsidiary that is, in the good faith determination of the Borrower Representative, material to the ongoing operation of the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole.
“Maturity Date” means (a) with respect to the Initial Revolving Facility, the Initial Revolving Credit Maturity Date, (b) with respect to the ~~Initial~~Amendment No. 1 Refinancing Term Loans, the Initial Term Loan Maturity Date, (c) with respect to any Replacement Term Loan or Revolver Replacement Facility, the final maturity date for such Replacement Term Loan or Revolver Replacement Facility, as the case may be, as set forth in the applicable Refinancing Amendment, (d) with respect to any Incremental Facility, the final maturity date set forth in the applicable Incremental Facility Amendment, and (e) with respect to any Extended Revolving Credit Commitment or Extended Term Loans, the final maturity date set forth in the applicable Extension Amendment.
“Maximum Rate” has the meaning assigned to such term in Section 9.19.
“Maximum Tender Condition” has the meaning assigned to such term in Section 2.24(b).
“MFN Excluded Debt” means any Indebtedness that:
(a)
is incurred or implemented in connection with any acquisition or similar Investment; or
(b)
is in an aggregate outstanding principal amount for all MFN Excluded Debt incurred in reliance on this clause (b) that does not exceed the greater of $191,000,000 and 100% of Consolidated Adjusted EBITDA for the most recently ended Test Period, determined at the time of incurrence.
“MFN Indebtedness” means any Indebtedness (other than any MFN Excluded Debt) incurred in reliance on Section 2.22 or 6.01(z) that is:
(a)
pari passu with the ~~Initial~~Amendment No. 1 Refinancing Term Loans in right of payment and with respect to security;

~~WEIL\101313475\1\63232.0014~~

(b)
a broadly syndicated floating rate term loan (other than any Customary Term A Loan and/or Customary Bridge Loan);
(c)
denominated in US Dollars;
(d)
incurred in reliance on the Incremental Incurrence-Based Component (and not by virtue of any re-classification described in Section 1.03(n));
(e)
scheduled to mature prior to the Initial Term Loan Maturity Date;
(f)
incurred or implemented prior to the date that is six months after the ~~Closing~~Amendment No. 1 Effective Date; and
(g)
requires payments of interest in Cash (to the extent of such Cash interest).
“MFN Provision” has the meaning assigned to such term in Section 2.22(a)(v).
“MGM Borrower” has the meaning assigned to such term in the preamble to this Agreement.
“Minimum Extension Condition” has the meaning assigned to such term in Section 2.23(b).
“Minimum Tender Condition” has the meaning assigned to such term in Section 2.24(b).
“Moody’s” means Moody’s Investors Service, Inc.
“Multiemployer Plan” means any employee benefit plan which is a “multiemployer plan” as defined in Section 3(37) of ERISA that is subject to the provisions of Title IV of ERISA, and in respect of which the Parent Borrower or any of its Restricted Subsidiaries, or any of their respective ERISA Affiliates, makes or is obligated to make contributions or with respect to which any of them has any ongoing obligation or liability, contingent or otherwise.
“Net Insurance/Condemnation Proceeds” means an amount equal to:
(a)
any Cash payment or proceeds (including Cash Equivalents) received by the Parent Borrower or any of its Restricted Subsidiaries (i) under any casualty insurance policy in respect of a covered loss thereunder of any asset of the Parent Borrower or any of its Restricted Subsidiaries or (ii) as a result of the taking of any asset of the Parent Borrower or any of its Restricted Subsidiaries by any Person pursuant to the power of eminent domain, condemnation, expropriation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case other than any amount that is attributable to business interruption and/or lost profit; minus
(b)
the sum of the following:
(i)
any actual out-of-pocket cost and/or expense incurred by the Parent Borrower or any of its Restricted Subsidiaries in connection with the adjustment, settlement or collection of any claims of the Parent Borrower or the relevant Restricted Subsidiary in respect thereof;
(ii)
payment of the outstanding principal amount of, premium or penalty, if any, and interest and other amounts on any Indebtedness (other than the Loans and/or any other First Lien Debt and/or Junior Lien Debt) that is secured by a Lien on the assets in question and that is required to be repaid or otherwise comes due or would be in default under the terms thereof as a result of such loss, taking or sale;

~~WEIL\101313475\1\63232.0014~~

(iii)
in the case of a taking or any other event requiring the stabilization of affected property, the reasonable out-of-pocket costs of putting any affected property in a safe and secure position;
(iv)
any selling costs and/or out-of-pocket expense (including reasonable broker’s fees or commissions, legal fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith transfer and similar Taxes and the Borrower Representative’s good faith estimate of income Taxes paid or payable (including pursuant to Tax sharing arrangements, any intercompany distribution or distributions permitted by Section 6.04(a)(i))) in connection with any sale or taking of such assets as described in clause (a) of this definition; it being understood that the reduction of any net operating loss resulting from such Disposition shall be deemed to constitute an income Tax “paid or payable” for purposes of this clause (iv);
(v)
any amount provided as a reserve in accordance with GAAP against any liabilities under any indemnification obligation or purchase price adjustments associated with any sale or taking of such assets as referred to in clause (a) of this definition (provided that to the extent and at the time any such amount is released from such reserve, such amounts shall constitute Net Insurance/Condemnation Proceeds); and
(vi)
in the case of any covered loss or taking from any Restricted Subsidiary that is not a Wholly-Owned Subsidiary, the pro rata portion thereof (calculated without regard to this clause (vi)) attributable to minority interests and not available for distribution to or for the account of the Parent Borrower or a Wholly-Owned Subsidiary of the Parent Borrower as a result thereof.
“Net Proceeds” means:
(a)
with respect to any Disposition (including any Prepayment Asset Sale), the Cash proceeds (including Cash Equivalents and Cash proceeds subsequently received (as and when received) in respect of non-cash consideration initially received) thereof, net of:
(i)
fees, selling costs and out-of-pocket expenses (including reasonable broker’s fees or commissions, legal fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith and transfer and similar Taxes and the Borrower Representative’s good faith estimate of income (or similar) Taxes paid or payable (including pursuant to any Tax sharing arrangement and/or any tax distribution) in connection with such Disposition); it being understood that the reduction in the amount of any net operating loss resulting from such Disposition shall be deemed to constitute an income Tax “paid or payable” for purposes of this clause (i);
(ii)
amounts provided as a reserve in accordance with GAAP against any liabilities under any indemnification obligation or purchase price adjustment associated with such Disposition (provided that to the extent and at the time any such amount is released from such reserve, such amounts shall constitute Net Proceeds);
(iii)
the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness (other than the Loans and any other Indebtedness that constitutes First Lien Debt or Junior Lien Debt) which is secured by the asset sold in such Disposition and which

~~WEIL\101313475\1\63232.0014~~

is required to be repaid or otherwise comes due or would be in default and is repaid (other than any such Indebtedness that is assumed by the purchaser of such asset);
(iv)
any Cash escrow (until released from escrow to the Parent Borrower or any of its Restricted Subsidiaries) from the sale price for such Disposition;
(v)
in the case of any Disposition by any Restricted Subsidiary that is not a Wholly-Owned Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (v)) that is attributable to any minority interest and not available for distribution to or for the account of the Parent Borrower or a Wholly-Owned Subsidiary of the Parent Borrower as a result thereof;
(vi)
the amount of any liability directly associated with such asset and retained by the Parent Borrower or any Restricted Subsidiary;
(vii)
any amount used to repay or return any customer deposit required to be repaid or returned as a result of such Disposition; and
(b)
with respect to any issuance or incurrence of Indebtedness, issuance of Capital Stock and/or any contribution in respect of any Capital Stock, the Cash proceeds thereof, net of all Taxes and customary fees, commissions, costs, underwriting discounts and other fees and expenses incurred in connection therewith, including any cost associated with the unwinding of any Hedge Agreement in connection with such Indebtedness.
“Net Short Lender” has the meaning assigned to such term in Section 9.02(e).
“New Contract” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”.
“New Pricing or Volume” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”.
“Non-Competitor DQI” has the meaning assigned to such term in the definition of “Disqualified Institution”.
“Non-Debt Fund Affiliate” means any Investor that is an Affiliate of the Parent Borrower and any Affiliate of any such Investor, other than any Debt Fund Affiliate.
“Non-Defaulting Revolving Lenders” has the meaning assigned to such term in Section 2.21(d)(i).
“NYFRB” means the Federal Reserve Bank of New York.
“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

~~WEIL\101313475\1\63232.0014~~

“Obligations” means all unpaid principal of and accrued and unpaid interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses (including fees and expenses accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), reimbursements, indemnities and all other advances to, debts, liabilities and obligations of any Loan Party to the Lenders or to any Lender, the Administrative Agent, any Issuing Bank or any indemnified party arising under the Loan Documents in respect of any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute, contingent, due or to become due, now existing or hereafter arising.
“OFAC” has the meaning assigned to such term in the definition of “Sanctioned Person.”
“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization and its by-laws, (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, (d) with respect to any limited liability company, its articles of organization or certificate of formation, and its operating agreement, and (e) with respect to any other form of entity, such other organizational documents required by local Requirements of Law or customary under such jurisdiction to document the formation and governance principles of such type of entity. In the event that any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official.
“Other Applicable Indebtedness” has the meaning assigned to such term in Section 2.11(b)(i).
“Other Connection Taxes” means, with respect to any Credit Party, Taxes imposed as a result of a present or former connection between such Credit Party and the jurisdiction imposing such Tax (other than connections arising solely from such Credit Party having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means any and all present or future stamp, court or documentary taxes or any intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).
“Outstanding Amount” means (a) with respect to any Term Loan, Revolving Loan and/or Swingline Loan on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowing and/or prepayment or repayment of such Term Loan, Revolving Loan and/or Swingline Loan, as the case may be, occurring on such date, (b) with respect to any Letter of Credit, the aggregate amount available to be drawn under such Letter of Credit after giving effect to any change in the aggregate amount available to be drawn under such Letter of Credit or the issuance or expiry of such Letter of Credit, including as a result of any LC Disbursement and (c) with respect to any LC Disbursement on any date, the amount of the aggregate outstanding amount of such LC Disbursement on such date after giving effect to any disbursement with respect to any Letter of Credit occurring on such date and any other change in the aggregate amount of such LC Disbursement as of such date, including as a result of any reimbursement by any Borrower of such unreimbursed LC Disbursement.
“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices of depository institutions

~~WEIL\101313475\1\63232.0014~~

(as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the immediately succeeding Business Day by the NYFRB as an overnight bank funding rate.
“Parent Borrower” has the meaning assigned to such term in the preamble to this Agreement and shall, for the avoidance of doubt, include any Successor Parent Borrower.
“Parent Company” means (a) any Person of which, together, if applicable, with one or more other parent companies, the Parent Borrower is a direct or indirect Wholly-Owned Subsidiary, (b) any publicly traded entity resulting from the implementation of a customary “Up-C” or similar structure (in each case, as determined by the Borrower Representative in good faith) in the case of this clause (b), so long as the Parent Borrower is a subsidiary of such publicly traded entity; it being understood for avoidance of doubt that the Parent Borrower is not required to be a Wholly-Owned Subsidiary of such publicly traded entity and (c) any Person that is not a publicly traded entity but otherwise meets the requirements of the immediately preceding clause (b) formed for the purpose of a Public Company Transaction.
“Pari Passu Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit E hereto, with any modification thereto (whether material or immaterial) as the Borrower Representative and the Administrative Agent may agree in their respective reasonable discretion.
“Participant” has the meaning assigned to such term in Section 9.05(c)(i).
“Participant Register” has the meaning assigned to such term in Section 9.05(c).
“Patent” means the following: (a) any and all patents and patent applications; (b) all inventions or designs claimed therein; (c) all reissues, divisionals, continuations, renewals, reexaminations, extensions and continuations in part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due and/or payable under any of the foregoing, including damages, claims and/or payments for past, present and/or future infringements of any of the foregoing; (e) all rights to sue for past, present, and future infringements of any of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing.
“PBGC” means the Pension Benefit Guaranty Corporation.
“PCT Listco” means any Wholly-Owned Subsidiary of Holdings formed in contemplation of a Public Company Transaction to become the Public Entity.
“PCT Reorganization Transaction” means, collectively, the transactions taken in connection with and reasonably related to consummating a Public Company Transaction, including:
(a)
the formation and ownership of any PCT Shell Company;
(b)
the entry into, and performance of, (i) a reorganization or similar agreement among any of the Parent Borrower, one or more of its subsidiaries, any Parent Company and/or any PCT Shell Company that implements a transaction described in this definition of “PCT Reorganization Transaction” and any other reorganization transaction in connection with any Public Company Transaction, so long as after giving effect to such agreement and the transactions contemplated thereby, in the good faith determination of the Borrower Representative, the claims of the Lenders against the Credit Parties and the security interests of the Lenders in the Collateral and the Loan Guaranty, taken as a whole, would not be materially impaired (it being expressly understood and agreed that the release of the Loan Guaranty provided by Holdings in connection with any Specified Public Company Transaction shall not constitute a material impairment thereof) and (ii) any customary underwriting agreement in connection with a Public Company Transaction and any future follow-on underwritten public offering of common Capital Stock in the Public Entity, including the provision by any Public

~~WEIL\101313475\1\63232.0014~~

Entity and Holdings or the Parent Borrower of customary representations, warranties, covenants, indemnification and contribution to the underwriters thereunder;
(c)
(i) the merger of any PCT Subsidiary with one or more direct or indirect holders of Capital Stock in Holdings, with such PCT Subsidiary as the survivor of such merger, and holding Capital Stock in Holdings and/or (ii) the dividend or other distribution by Holdings or the Parent Borrower of Capital Stock of any PCT Shell Company or other transfer of ownership to any holder of Capital Stock of Holdings;
(d)
the issuance of the Capital Stock of any PCT Shell Company to holders of Capital Stock of Holdings in connection with any PCT Reorganization Transaction;
(e)
the making of Restricted Payments to (or Investments in) any PCT Shell Company or Holdings or any subsidiary to permit Holdings or the Parent Borrower to make distributions or other transfers, directly or indirectly, to PCT Listco, in each case solely for the purpose of paying, and solely in the amount necessary for PCT Listco to pay, Public Company Transaction-related expenses and the making of any such distribution by Holdings;
(f)
the repurchase by PCT Listco of its Capital Stock from Holdings, the Parent Borrower or any Restricted Subsidiary;
(g)
the entry into any exchange agreement, pursuant to which direct or indirect holders of Capital Stock of Holdings and certain non-economic/voting Capital Stock in PCT Listco will be permitted to exchange such interests for certain economic/voting Capital Stock of PCT Listco;
(h)
any issuance, dividend or distribution of the Capital Stock of any PCT Shell Company or other Disposition of ownership thereof to any PCT Shell Company and/or the direct or indirect holders of Capital Stock of Holdings; and
(i)
any other transaction reasonably incidental to, or necessary for the consummation of, a Public Company Transaction so long as after giving effect to such transaction, in the good faith determination of the Borrower Representative, the security interests of the Lenders in the Collateral and the Loan Guaranty, taken as a whole, would not be materially impaired it being understood that the release of the Loan Guaranty provided by Holdings in connection with any Specified Public Company Transaction shall not constitute a material impairment thereof.
“PCT Shell Company” means each of PCT Listco and any PCT Subsidiary.
“PCT Subsidiary” means any Wholly-Owned Subsidiary of PCT Listco formed in contemplation of, and to facilitate, any PCT Reorganization Transaction and any Public Company Transaction.
“Pension Plan” means any employee pension benefit plan, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), that is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, which Holdings, the Parent Borrower or any of its Restricted Subsidiaries, or any of their respective ERISA Affiliates, maintains or contributes to or has an obligation to contribute to, or otherwise has any liability, contingent or otherwise.
“Perfection Certificate” means a certificate substantially in the form of Exhibit J or such other form that is reasonably acceptable to the Administrative Agent and the Borrower Representative.
“Perfection Requirements” means (a) with respect to any Loan Party (other than any Discretionary Guarantor that is a Foreign Subsidiary), the filing of appropriate financing statements with the office of the Secretary of State or other appropriate office of the state of organization of each Loan Party, and

~~WEIL\101313475\1\63232.0014~~

the filing of Intellectual Property Security Agreements or other appropriate instruments or notices with the US Copyright Office, in each case in favor of the Administrative Agent for the benefit of the Secured Parties and the delivery to the Administrative Agent of any stock certificate or promissory note, together with instruments of transfer executed in blank, (b) with respect to any Discretionary Guarantor that is a Foreign Subsidiary, any recording, filing, registration, notification or other action required to be taken in the applicable jurisdiction, in each case of the foregoing clauses (a) and (b), to the extent required by the applicable Loan Documents and/or (c) any other perfection action required under the terms of any Collateral Document.
“Periodic Term SOFR Determination Day” has the meaning assigned to such term in the definition of “Term SOFR”.
“Permitted Acquisition” means any acquisition made by the Parent Borrower or any Restricted Subsidiary, whether by purchase, merger or otherwise, of (a) all or substantially all of the assets of, or any business line, unit or division or product/service line (including research and development and related assets in respect of any product/service) of, any Person or (b) of a majority of the outstanding Capital Stock of any Person, but in any event, including any Investment in (x) any Restricted Subsidiary the effect of which is to increase the Parent Borrower’s or any Restricted Subsidiary’s equity ownership in such Restricted Subsidiary or (y) any joint venture for the purpose of increasing the Parent Borrower’s or its relevant Restricted Subsidiary’s ownership interest in such joint venture, in each case if (1) such Person is or becomes a Restricted Subsidiary or (2) such Person, in one transaction or a series of related transactions, is amalgamated, merged or consolidated with or into, or transfers or conveys all or substantially all of its assets (or such division, business line, unit or product/service line) to, or is liquidated into, the Parent Borrower and/or any Restricted Subsidiary as a result of such transaction.
“Permitted Asset Swap” means the concurrent purchase and sale or exchange of Related Business Assets or any combination of Related Business Assets between the Parent Borrower and/or any Restricted Subsidiary, on the one hand, and any other Person, on the other hand.
“Permitted Debt Exchange” has the meaning assigned to such term in Section 2.24(a).
“Permitted Debt Exchange Instrument” has the meaning assigned to such term in Section 2.24(a).
“Permitted Debt Exchange Offer” has the meaning assigned to such term in Section 2.24(a).
“Permitted Holders” means (a) the Investors and (b) any Person with which one or more Investors form a “group” (within the meaning of Section 14(d) of the Exchange Act) so long as, in the case of this clause (b), the relevant Investors collectively beneficially own more than 50% of the relevant voting Capital Stock beneficially owned by the group.
“Permitted Liens” means Liens permitted pursuant to Section 6.02.
“Permitted Reorganization” means any transaction or undertaking, including any Investment in connection with any internal reorganization and/or any restructuring (including in connection with tax planning and/or corporate reorganization), so long as, after giving effect thereto, neither the Loan Guaranty, taken as a whole, nor the security interest of the Secured Parties in the Collateral, taken as a whole, is materially impaired (including by a material portion of the assets that constitute Collateral immediately prior to such Permitted Reorganization no longer constituting Collateral) as a result of such Permitted Reorganization, as determined by the Borrower Representative in good faith.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or any other entity.

~~WEIL\101313475\1\63232.0014~~

“Platform” has the meaning assigned to such term in Section 5.01.
“Prepayment Asset Sale” means any Disposition by the Parent Borrower or any Restricted Subsidiary made outside of the ordinary course of business pursuant to Section 6.07(h) (other than any Disposition of any asset (or a portion thereof) of the Parent Borrower or any Restricted Subsidiary that was (a) acquired with the proceeds of Qualified Capital Stock and/or any capital contribution in respect of Qualified Capital Stock and/or (b) contributed to the Parent Borrower and/or any Restricted Subsidiary in respect of Qualified Capital Stock).
“Primary Obligor” has the meaning assigned to such term in the definition of “Guarantee”.
“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“Pro Forma Basis” or “pro forma effect” means, with respect to any determination of the Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Interest Coverage Ratio, Consolidated Adjusted EBITDA or Consolidated Total Assets (including any component definition thereof), that:
(a)
in the case of (i) any Disposition of all or substantially all of the Capital Stock of any Restricted Subsidiary or any division, facility, business line and/or product line of the Parent Borrower and/or any Restricted Subsidiary that constitutes a Subject Transaction, (ii) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary, (iii) the implementation of any Business Optimization Initiative relating to a cost-savings action and/or (iv) if applicable, any Subject Transaction described in clauses (i) or (j) of the definition thereof, income statement items (whether positive or negative and including any expected cost saving) attributable to the property, Person or item subject to such Subject Transaction, shall be excluded as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made;
(b)
in the case of (i) any Permitted Acquisition or other Investment that constitutes a Subject Transaction, (ii) any designation of any Unrestricted Subsidiary as a Restricted Subsidiary, (iii) any transaction described in clause (h) of the definition of “Subject Transaction”, (iv) the implementation of any Business Optimization Initiative that results in a revenue synergy and/or (v) any Subject Transaction described in clause (j) of the definition thereof, income statement items (whether positive or negative) attributable to the property, Person or item subject to such Subject Transaction shall be included as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made;
(c)
any retirement or repayment of Indebtedness by the Parent Borrower or any of its subsidiaries that constitutes a Subject Transaction shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made;
(d)
any Indebtedness incurred by the Parent Borrower or any Restricted Subsidiary in connection therewith that constitutes a Subject Transaction shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made; provided that (i) if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable Test Period for purposes of this

~~WEIL\101313475\1\63232.0014~~

definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness at the relevant date of determination (taking into account any interest hedging arrangements applicable to such Indebtedness), (ii) interest on any obligation with respect to any Capital Lease shall be deemed to accrue at an interest rate reasonably determined by a Responsible Officer of the Borrower Representative in good faith to be the rate of interest implicit in such obligation in accordance with GAAP and (iii) interest on any Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate or other rate shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen by the Borrower Representative;
(e)
the acquisition of any asset included in calculating Consolidated Total Assets (other than the amount Cash or Cash Equivalents, which is addressed in clause (g) below), whether pursuant to any Subject Transaction or any Person becoming a subsidiary or merging, amalgamating or consolidating with or into the Parent Borrower or any of its subsidiaries, or the Disposition of any asset included in calculating Consolidated Total Assets described in the definition of “Subject Transaction”, shall be deemed to have occurred as of the last day of the applicable Test Period with respect to any test or covenant for which such calculation is being made;
(f)
subject to Section 1.10, other than, for the avoidance of doubt, for purposes of determining actual compliance with Section 6.10(a), the Unrestricted Cash Amount shall be calculated as of the date of the consummation of such Subject Transaction after giving pro forma effect thereto, including any application of cash proceeds in connection therewith (other than, for the avoidance of doubt, the cash proceeds of any Indebtedness that is the Subject Transaction for which such a calculation is being made); and
(g)
each other Subject Transaction shall be deemed to have occurred as of the first day of the applicable Test Period (or, in the case of Consolidated Total Assets, as of the last day of such Test Period) with respect to any test or covenant for which such calculation is being made.

It is hereby agreed that for purposes of determining pro forma compliance with Section 6.10(a) prior to the last day of the first full Fiscal Quarter after the Closing Date, the applicable level shall be the level cited in Section 6.10(a). Notwithstanding anything to the contrary set forth in the immediately preceding paragraph, for the avoidance of doubt, when calculating the First Lien Net Leverage Ratio for purposes of Section 6.10(a) (other than for the purpose of determining pro forma compliance with Section 6.10(a) as a condition to taking any action under this Agreement), the events described in the immediately preceding paragraph that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect.

“Projections” means the financial projections, forecasts, pro forma financial statements and financial estimates of the Parent Borrower and its subsidiaries included in the Information Memorandum (or a supplement thereto).
“Promissory Note” means a promissory note of the Borrowers payable to any Lender or its registered assigns, in substantially the form of Exhibit L, evidencing the aggregate outstanding principal amount of Loans of the Borrowers to such Lender resulting from the Loans made by such Lender.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Public Company Costs” means Charges associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 (and, in each case, similar Requirements of Law under other jurisdictions) and the rules and regulations promulgated in connection therewith and Charges relating to compliance with the provisions of the Securities Act and the Exchange Act (and, in each case, similar Requirements of Law under other jurisdictions) and the rules and regulations

~~WEIL\101313475\1\63232.0014~~

promulgated thereunder, as applicable to companies with equity or debt securities held by the public, the rules of national securities exchange companies with listed equity or debt securities, directors’, managers’ and/or employees’ compensation, fees and expense reimbursement, Charges relating to investor relations, shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees (including auditors’ and accountants’ fees) listing fees, filing fees and other costs and/or expenses associated with being a public company.
“Public Company Transaction” means any transaction or series of related transactions (including any initial public offering) that results in any of the common Capital Stock of the Parent Borrower, Holdings and/or any Parent Company (and/or any permitted successor thereto) being publicly traded on any US national securities exchange or over-the-counter market or any analogous public exchange in any other jurisdiction.
“Public Entity” means, following any Public Company Transaction, the Person the Capital Stock of which is publicly traded as a result of such Public Company Transaction (which may, for the avoidance of doubt, be (a) any Parent Company or any PCT Listco that Holdings will distribute to any Parent Company in connection with any Public Company Transaction or (b) a Person the Capital Stock of which was publicly traded prior to such Public Company Transaction).
“Public Lender” has the meaning assigned to such term in Section 9.01(d).
“PwrQ Borrower” has the meaning assigned to such term in the preamble to this Agreement.
“QFC Credit Support” has the meaning assigned to such term in Section 9.24.
“Qualified Capital Stock” of any Person means any Capital Stock of such Person that is not Disqualified Capital Stock.
“Ratio Debt” has the meaning assigned to such term in Section 6.01(w).
“Ratio Interest Expense” means, with respect to any Person for any period:
(a)
the total Cash interest expense of such Person and its subsidiaries relating to Consolidated Total Net Debt on a consolidated basis for such period, whether paid or accrued and whether or not capitalized,
(i)
including:
(A)
the interest component of any payment under any Capital Lease (regardless of whether accounted for as interest expense under GAAP),
(B)
amortization of original issue discount resulting from the issuance of Consolidated Total Net Debt at less than par,
(C)
any commission, discount and/or other Cash fee or charge owed with respect to any letter of credit and/or bankers’ acceptance, and
(D)
any net payments arising under any interest rate Hedge Agreement with respect to Indebtedness, and

~~WEIL\101313475\1\63232.0014~~

(ii)
excluding:
(A)
amortization of deferred financing fees, debt issuance costs, discounted liabilities, commissions, fees and expenses,
(B)
any expense arising from any bridge, commitment and/or other financing fee (including fees and expenses associated with the Transactions and annual agency fees),
(C)
any expense resulting from the discounting of Indebtedness in connection with the application of recapitalization accounting or, if applicable, acquisition accounting,
(D)
any penalty and/or interest relating to Taxes, and
(E)
for the avoidance of doubt, any non-cash interest expense attributable to any movement in the mark to market valuation of any obligation under any Hedge Agreement or any other derivative instrument and/or any payment obligation arising under any Hedge Agreement or derivative instrument other than any interest rate Hedge Agreement or interest rate derivative instrument with respect to Indebtedness, minus
(b)
Cash interest income for such period.

For purposes of this definition, interest in respect of any Capital Lease shall be deemed to accrue at an interest rate determined by the Borrower Representative in good faith to be the rate of interest implicit in such Capital Lease in accordance with GAAP; provided that, for purposes of calculating Ratio Interest Expense for any period ending prior to the first anniversary of the Closing Date, Ratio Interest Expense shall be an amount equal to actual Ratio Interest Expense from the Closing Date through the date of determination multiplied by a fraction the numerator of which is 365 and the denominator of which is the number of days from the Closing Date through the date of determination.

“RCF R&W Bringdown Event of Default” has the meaning assigned to such term in Section 7.01(d)(iii).
“RCF R&W Bringdown Event of Default Standstill” has the meaning assigned to such term in Section 7.01(d)(iii).
“Real Estate Asset” means, at any time of determination, all right, title and interest (fee, leasehold or otherwise) of any Loan Party in and to real property (including, but not limited to, land, improvements and fixtures thereon).
“Receivables Facility” means any receivables, factoring and/or securitization facility, arrangement or program that is, other than in the case of any factoring arrangement, non-recourse to the Parent Borrower and/or any Restricted Subsidiary that is not a Receivables Subsidiary (except for customary (in the good faith determination of the Borrower Representative) representations, warranties, covenants, performance undertakings, indemnities, guarantees and liens) pursuant to which the Parent Borrower and/or any of its Restricted Subsidiaries (a) sells or grants a security interest in receivables, payables or securitization assets (including royalty and other revenue streams or other rights to payment and the proceeds thereof) and/or similar and/or related assets to a person that is not a Restricted Subsidiary, (b) sells, contributes, transfers or grants a security interest in receivables, payables or securitization assets (including royalty and other revenue streams or other rights to payment and the proceeds thereof) and/or similar and/or related assets directly or indirectly to a Receivables Subsidiary that, in turn, pledges, sells or otherwise transfers its accounts receivable, payables or

~~WEIL\101313475\1\63232.0014~~

securitization assets and/or similar or related assets to a Person that is not a Restricted Subsidiary (including any subsidiary of the Parent Borrower) or (c) incurs a loss or discount on receivables in connection with the realization thereof.
“Receivables Subsidiary” means any subsidiary of the Borrower formed for the purpose of implementing, or that solely engages in activities relating to, any permitted securitization, receivables facility, receivables financing, any Receivables Facility and/or any other receivables arrangement and/or any other activity reasonably related thereto.
“Reference Time” with respect to any setting of the then-current Benchmark means (a) if such Benchmark is Term SOFR, 5:00 p.m. (New York City time) on the day that is two Business Days preceding the date of such setting, (b) if (after the effectiveness of a Benchmark Replacement) such Benchmark is Daily Simple SOFR, four Business Days prior to such setting or (c) if such Benchmark is none of Term SOFR or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion.
“Refinancing Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (solely for purposes of giving effect to Section 9.02(c)) and the Borrower Representative executed by (a) the Borrower Representative, (b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Replacement Term Loans or the Revolver Replacement Facility, as applicable, being incurred pursuant thereto and in accordance with Section 9.02(c).
“Refinancing Indebtedness” has the meaning assigned to such term in Section 6.01(p).
“Refunding Capital Stock” has the meaning assigned to such term in Section 6.04(a)(viii).
“Register” has the meaning assigned to such term in Section 9.05(b)(iv).
“Regulated Bank” means any insured depository institution that is regulated by foreign, federal or state banking regulators, including, without limitation, the United States Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation or the Board.
“Regulation D” means Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.
“Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.
“Reinvestment Period” has the meaning assigned to such term in Section 2.11(b)(ii)(B).
“Related Business Assets” means assets (other than cash or Cash Equivalents) used or useful in a Similar Business; provided that any asset received by the Parent Borrower or any Restricted Subsidiary in exchange for any asset transferred by the Parent Borrower or any Restricted Subsidiary shall not be deemed to constitute a Related Business Asset if such asset consists of securities of a Person, unless upon receipt of the securities of such Person, such Person would become a Restricted Subsidiary.
“Related Funds” means with respect to any Lender that is an Approved Fund, any other Approved Fund that is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.
“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, managers, officers, shareholders, trustees, employees, partners, agents, advisors and other representatives of such Person and such Person’s Affiliates.

~~WEIL\101313475\1\63232.0014~~

“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.
“Relevant Governmental Body” means the Board or the NYFRB, or a committee officially endorsed or convened by the Board or the NYFRB, or any successor thereto.
“Relevant Rate” means (a) with respect to any Term Benchmark Borrowing, Term SOFR or (b) with respect to any RFR Borrowing, Daily Simple SOFR, as applicable.
“Replaced Revolving Facility” has the meaning assigned to such term in Section 9.02(c)(ii).
“Replaced Term Loans” has the meaning assigned to such term in Section 9.02(c)(i).
“Replacement Debt” means any Refinancing Indebtedness (whether borrowed in the form of secured or unsecured loans, issued in a public offering, Rule 144A under the Securities Act or other private placement or bridge financing in lieu of the foregoing or otherwise) incurred in respect of Indebtedness permitted under Section 6.01(a) (and any subsequent refinancing of such Replacement Debt).
“Replacement Term Loans” has the meaning assigned to such term in Section 9.02(c)(i).
“Representatives” has the meaning assigned to such term in Section 9.13.
“Repricing Transaction” means each of (a) the prepayment, repayment, refinancing, substitution or replacement of all or a portion of the ~~Initial~~Amendment No. 1 Refinancing Term Loans substantially concurrently with the incurrence by any Loan Party of any broadly syndicated floating rate first lien term B loans (including any Replacement Term Loan having such characteristics) denominated in Dollars having an Effective Yield that is less than the Effective Yield applicable to the ~~Initial~~Amendment No. 1 Refinancing Term Loans so prepaid, repaid, refinanced, substituted or replaced and (b) any amendment, waiver or other modification to this Agreement that would have the effect (by affecting the margin and not by virtue of any fluctuation in any floating rate) of reducing the Effective Yield applicable to the ~~Initial~~Amendment No. 1 Refinancing Term Loans; provided that the primary purpose of such prepayment, repayment, refinancing, substitution, replacement, amendment, waiver or other modification (as determined by the Borrower Representative in good faith) was to reduce the Effective Yield applicable to such ~~Initial~~Amendment No. 1 Refinancing Term Loans; provided, further, that, for the avoidance of doubt, that in no event shall any such prepayment, repayment, refinancing, substitution, replacement, amendment, waiver or other modification in connection with a Change of Control, Public Company Transaction, dividend recapitalization, material acquisition or similar Investment (as determined by the Borrower Representative in good faith), Disposition, any transaction not otherwise permitted by this Agreement or any other transaction that results in an increase in the amount of the Credit Facilities constitute a Repricing Transaction. Any determination by the Administrative Agent of the Effective Yield for purposes of the definition shall be conclusive and binding on all Lenders, and the Administrative Agent shall have no liability to any Person with respect to such determination absent bad faith, gross negligence or willful misconduct.
“Required Excess Cash Flow Percentage” means, as of any date of determination, (a) if the First Lien Net Leverage Ratio is greater than 4.75:1.00 (with such First Lien Net Leverage Ratio test calculated after giving effect to a hypothetical prepayment at a rate of 50%), 50% (b) if the First Lien Net Leverage Ratio is less than or equal to 4.75:1.00 and greater than 4.25:1.00 (with such First Lien Net Leverage Ratio test calculated after giving effect to a hypothetical prepayment at a rate of 50%), 25% and (c) if the First Lien Net Leverage Ratio is less than or equal to 4.25:1.00, 0% (with such First Lien Net Leverage Ratio test calculated after giving effect to a hypothetical prepayment determined at a rate of 25%); it being understood and agreed that, for

~~WEIL\101313475\1\63232.0014~~

purposes of this definition as it applies to the determination of the amount of Excess Cash Flow that is required to be applied to prepay the Term Loans under Section 2.11(b)(i) for any Excess Cash Flow Period, the First Lien Net Leverage Ratio shall be determined on the scheduled date of prepayment.
“Required Lenders” means, at any time, Lenders having Loans or unused Commitments representing more than 50% of the sum of the total Loans and such unused Commitments at such time.
“Required Net Proceeds Percentage” means, as of any date of determination, (a) if the First Lien Net Leverage Ratio is greater than 3.50:1.00 (with such First Lien Net Leverage Ratio test calculated after giving effect to a hypothetical prepayment at a rate of 100%), 100%, and (b) if the First Lien Net Leverage Ratio is less than or equal to 3.50:1.00 (with such First Lien Net Leverage Ratio test calculated after giving effect to a hypothetical prepayment at a rate of 100%), 50%, in each case, calculated on a Pro Forma Basis giving effect to the applicable Disposition.
“Required Revolving Lenders” means, at any time, Lenders having Revolving Loans, Additional Revolving Loans, unused Revolving Credit Commitments or unused Additional Revolving Credit Commitments representing more than 50% of the sum of the total Revolving Loans, Additional Revolving Loans and such unused commitments at such time.
“Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, provincial, territorial, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” of any Person means the chief executive officer, the president, the chief financial officer, the treasurer, any assistant treasurer, any executive vice president, any senior vice president, any vice president or the chief operating officer of such Person and any other individual or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement, and, as to any document delivered on the Closing Date, shall include any secretary or assistant secretary or any other individual or similar official thereof with substantially equivalent responsibilities of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of any Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
“Restricted Amount” has the meaning set forth in Section 2.11(b)(iv).
“Restricted Debt” means any Indebtedness described in clause (a) of the definition of “Indebtedness” (other than such Indebtedness among Holdings, the Parent Borrower or any of their respective subsidiaries) of any Loan Party that is expressly subordinated in right of payment to the Obligations with an individual outstanding principal amount in excess of the Threshold Amount.
“Restricted Debt Payment” has the meaning set forth in Section 6.04(b).
“Restricted Payment” means (a) any dividend or other distribution on account of any shares of any class of the Capital Stock of the Parent Borrower, except a dividend payable solely in shares of Qualified Capital Stock to the holders of such class; (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value of any shares of any class of the Capital Stock of the Parent Borrower

~~WEIL\101313475\1\63232.0014~~

and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of the Capital Stock of the Parent Borrower now or hereafter outstanding. It is understood and agreed for the avoidance of doubt that any payment on account of any Convertible Indebtedness prior to the date on which such Convertible Indebtedness has been converted into Capital Stock shall not constitute a Restricted Payment.
“Restricted Subsidiary” means, as to any Person, any subsidiary of such Person that is not an Unrestricted Subsidiary. Unless otherwise specified, “Restricted Subsidiary” shall mean any Restricted Subsidiary of the Parent Borrower.
“Retained Excess Cash Flow Amount” means, at any date of determination, an amount, determined on a cumulative basis, that is equal to (a) the aggregate cumulative sum of the Excess Cash Flow of the Parent Borrower and its Restricted Subsidiaries that is not required to be applied as a mandatory prepayment under Section 2.11(b)(i) of this Agreement for all Excess Cash Flow Periods ending after the Closing Date and prior to such date of determination plus (b) at the election of the Borrower Representative, for any Excess Cash Flow Interim Period ended prior to such date but as to which the corresponding Excess Cash Flow Period has not ended (or no Excess Cash Flow Period has then ended), an amount equal to the Retained Excess Cash Flow Percentage of Excess Cash Flow of the Parent Borrower and its Restricted Subsidiaries for such Excess Cash Flow Interim Period (as determined by the Borrower Representative in good faith); provided that such amount shall not be less than zero for any Excess Cash Flow Period or Excess Cash Flow Interim Period.
“Retained Excess Cash Flow Percentage” means, with respect to any Excess Cash Flow Interim Period, (a) 100% minus (b) the Required Excess Cash Flow Percentage with respect to such Excess Cash Flow Interim Period.
“Retained Net Proceeds” means the amount of Net Proceeds received by the Parent Borrower and/or any Restricted Subsidiary in respect of any Prepayment Asset Sale and Net Insurance/Condemnation Proceeds, in each case, that is not required to be applied to prepay the Term Loans pursuant to Section 2.11(b)(ii) on account of the fact that the Required Net Proceeds Percentage is less than 100%.
“Revolver Replacement Facility” has the meaning assigned to such term in Section 9.02(c)(ii).
“Revolving Credit Commitment” means any Initial Revolving Credit Commitment and any Additional Revolving Credit Commitment.
“Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of such Lender’s Initial Revolving Credit Exposure and Additional Revolving Credit Exposure.
“Revolving Facility” means the Initial Revolving Facility, any Incremental Revolving Facility, any facility governing Extended Revolving Credit Commitments or Extended Revolving Loans and any Revolver Replacement Facility.
“Revolving Facility Test Condition” means, as of any date of determination, that the aggregate Outstanding Amount of all Revolving Loans and Swingline Loans (excluding, for the avoidance of doubt, all undrawn Letters of Credit) as of such date exceeds an amount equal to 40% of the Total Revolving Credit Commitment as of such date.

~~WEIL\101313475\1\63232.0014~~

“Revolving Lender” means any Initial Revolving Lender and any Additional Revolving Lender. Unless the context otherwise requires, the term “Revolving Lender” shall include the Swingline Lender.
“Revolving Loans” means any Initial Revolving Loan and any Additional Revolving Loan.
“RFR” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to Daily Simple SOFR.
“Run-Rate Synergies” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”.
“Run-Rate Synergies/New Contracts Cap” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”.
“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc.
“Sale and Lease-Back Transaction” means any arrangement providing for the lease by the Parent Borrower and/or any Restricted Subsidiary of any real property or tangible personal property, which property has been or is to be sold or transferred by the Parent Borrower or such Restricted Subsidiary in contemplation of such lease arrangement.
“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any comprehensive Sanctions (at the time of this Agreement, the Crimea, so-called Donetsk People’s Republic and so-called Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea and the occupied Kherson and Zaporizhzhia regions of Ukraine).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom, (b) any Person operating, organized or, to the knowledge of the Parent Borrower, resident in a Sanctioned Country or (c) any Person that is, to the knowledge of the Parent Borrower, owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).
“Sanctions” means any economic or financial sanctions and/or trade embargoes or restrictive measures imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom.
“Scheduled Consideration” has the meaning assigned to such term in the definition of “Excess Cash Flow”.
“Scheduled Payment Date” means the last day of each March, June, September and December.
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of its functions.
“Secured Hedging Obligations” means all Hedging Obligations (other than any Excluded Swap Obligations) under each Hedge Agreement that is in effect on the Closing Date or entered into at any time on or after the Closing Date between any Loan Party and (a) a counterparty that is (or is an Affiliate of) the Administrative Agent, a Lender or an Arranger as of the Closing Date or at the time such Hedge Agreement is entered into and/or (b) any other Person designated by the Borrower Representative to the Administrative Agent,

~~WEIL\101313475\1\63232.0014~~

in each case, that has been designated in writing by the Borrower Representative to the Administrative Agent as being a Secured Hedging Obligation for purposes of the Loan Documents; it being understood that each counterparty thereto shall be deemed (A) to appoint the Administrative Agent as its agent under the applicable Loan Documents and (B) to agree to be bound by the provisions of Article 8, Section 9.03 and Section 9.10 and any applicable Intercreditor Agreement as if it were a Lender.
“Secured Net Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated Secured Net Debt as of the last day of the most recently ended Test Period to (b) Consolidated Adjusted EBITDA for the most recently ended Test Period, in each case, of the Parent Borrower and its Restricted Subsidiaries on a consolidated basis.
“Secured Obligations” means all Obligations, together with (a) all Banking Services Obligations and (b) all Secured Hedging Obligations.
“Secured Parties” means (a) the Lenders, the Issuing Banks and the Swingline Lender, (b) the Administrative Agent, (c) each counterparty to a Hedge Agreement with a Loan Party the obligations under which constitute Secured Hedging Obligations, (d) each provider of Banking Services to any Loan Party the obligations under which constitute Banking Services Obligations, and (e) any beneficiary of any indemnification obligation undertaken by any Loan Party under any Loan Document.
“Securities” means any stock, shares, units, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing; provided that the term “Securities” shall not include any earn-out agreement or obligation or any employee bonus or other incentive compensation plan or agreement.
“Securities Act” means the Securities Act of 1933 and the rules and regulations of the SEC promulgated thereunder.
“Security Agreement” means the Pledge and Security Agreement, substantially in the form of Exhibit M, among the Loan Parties, as grantors, and the Administrative Agent for the benefit of the Secured Parties.
“Similar Business” means any Person the majority of the revenues of which are derived from a business that would be permitted by Section 5.18 if the references to “Restricted Subsidiaries” in Section 5.18 were read to refer to such Person.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

~~WEIL\101313475\1\63232.0014~~

“SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”.
“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.
“SPC” has the meaning assigned to such term in Section 9.05(e).
“Specified Commitment” has the meaning assigned to such term in Section 1.10(g).
“Specified Commitment Notice” has the meaning assigned to such term in Section 1.10(g).
“Specified Guarantor Release Provision” has the meaning assigned to such term in Section 8.09.
“Specified Limitation” has the meaning assigned to such term in Section 7.01.
“Specified Public Company Transaction” means any Public Company Transaction after giving effect to which Holdings ceases to own 100% of the Capital Stock of the Parent Borrower.
“Specified Subsidiary” has the meaning assigned to such term in Section 2.11(b)(iv).
“Sponsor” means Neos Partners, LP and/or any Controlled Investment Affiliates thereof.
“Standby Letter of Credit” means any letter of credit issued pursuant to this Agreement other than any Commercial Letter of Credit.
“Standstill” means, as applicable, the Financial Covenant Standstill and/or the RCF R&W Bringdown Event of Default Standstill.
“Stated Amount” means, with respect to any Letter of Credit, at any time, the maximum amount available to be drawn thereunder, in each case determined (a) as if any future automatic increase in the maximum available amount provided for in any such Letter of Credit had in fact occurred at such time and (b) without regard to whether any conditions to drawing could then be met but after giving effect to all previous drawings made thereunder.
“States Borrower” has the meaning assigned to such term in the preamble to this Agreement.
“Subject Indebtedness” has the meaning assigned to such term in Section 1.03.
“Subject Loans” has the meaning assigned to such term in Section 2.11(b)(ii).
“Subject Person” has the meaning assigned to such term in the definition of “Consolidated Net Income”.
“Subject Proceeds” has the meaning assigned to such term in Section 2.11(b)(ii).
“Subject Proceeds Reinvestment Amount” has the meaning assigned to such term in Section 2.11(b)(ii)(B).
“Subject Transaction” means:
(a)
the Transactions;

~~WEIL\101313475\1\63232.0014~~

(b)
any Permitted Acquisition or any other acquisition or similar Investment, whether by purchase, merger or otherwise, of all or substantially all of the assets of, or any business line, unit or division of, any Person or of a majority of the outstanding Capital Stock of any Person (and, in any event, including any Investment in (i) any Restricted Subsidiary the effect of which is to increase the Parent Borrower’s or any Restricted Subsidiary’s respective equity ownership in such Restricted Subsidiary or (ii) any joint venture for the purpose of increasing the Parent Borrower’s or its relevant Restricted Subsidiary’s ownership interest in such joint venture), in each case that is permitted by this Agreement;
(c)
any Disposition of (i) all or substantially all of the assets or (ii) Capital Stock of any subsidiary (or any business unit, line of business or division of the Parent Borrower and/or any Restricted Subsidiary) not prohibited by this Agreement;
(d)
the designation of a Restricted Subsidiary as an Unrestricted Subsidiary or an Unrestricted Subsidiary as a Restricted Subsidiary in accordance with Section 5.10;
(e)
any incurrence, retirement, redemption, repayment and/or prepayment of Indebtedness (if applicable, other than any Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes);
(f)
any capital contribution in respect of Qualified Capital Stock or any issuance of Qualified Capital Stock (other than any amount constituting a Cure Amount);
(g)
at the election of the Borrower Representative, the implementation of any Business Optimization Initiative;
(h)
at the election of the Borrower Representative, any New Contract and/or any New Pricing or Volume;
(i)
at the election of the Borrower Representative, (i) any discontinued operation; and/or (ii) any election to exit any line of business; and/or
(j)
any other event that by the terms of the Loan Documents requires pro forma compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a pro forma basis.
“subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of such Person or a combination thereof, in each case to the extent the relevant entity’s financial results are required to be included in such Person’s consolidated financial statements under GAAP; provided that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interests in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. Unless otherwise specified, “subsidiary” shall mean any subsidiary of the Parent Borrower.
“Subsidiary Guarantor” means (a) on the Closing Date each subsidiary of the Parent Borrower (other than any such subsidiary that is an Excluded Subsidiary on the Closing Date) and (b) thereafter, each subsidiary of the Parent Borrower that becomes a guarantor of the Secured Obligations pursuant to the terms of this Agreement (including, for the avoidance of doubt, any Discretionary Guarantor), in each case, until such

~~WEIL\101313475\1\63232.0014~~

time as the relevant subsidiary is released from its obligations under the Loan Guaranty in accordance with the terms and provisions hereof.
“Successor Holdings” has the meaning assigned to such term in Section 6.07(b).
“Successor Parent Borrower” has the meaning assigned to such term in Section 6.07(a)(i).
“Supported QFC” has the meaning assigned to such term in Section 9.24.
“Swap Obligations” means, with respect to any Loan Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time shall equal to its Applicable Revolving Credit Percentage of the aggregate Swingline Exposure at such time.
“Swingline Lender” means Jefferies, in its capacity as lender of Swingline Loans hereunder, or any successor lender of Swingline Loans hereunder.
“Swingline Loan” has the meaning assigned to such term in Section 2.04.
“Tax and Trust Funds” means cash, Cash Equivalents or other assets comprised solely of (a) funds used for payroll and payroll Taxes and other payments to or for the benefit of employees of the Parent Borrower and/or any subsidiary, (b) all Taxes required to be collected, remitted or withheld (including federal and state withholding taxes (including the employer’s share thereof)) and (c) other funds which any Loan Party holds in trust or as an escrow or fiduciary for another Person which is not a Loan Party in the ordinary course of business.
“Tax Receivable Agreement” means any tax receivable agreement entered into in connection with a Public Company Transaction that is structured using an “Up-C” structure under which the Public Entity or a subsidiary thereof is obligated to make payments relating to tax savings of the Public Entity.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to Term SOFR.
“Term Commitment” means any ~~Initial~~Amendment No. 1 Refinancing Term Loan Commitment and any Additional Term Loan Commitment.
“Term Facility” means the Term Loans provided to or for the benefit of the Borrowers pursuant to the terms of this Agreement.
“Term Lender” means any ~~Initial~~Amendment No. 1 Refinancing Term Lender and any Additional Term Lender.
“Term Loan” means the ~~Initial~~Amendment No. 1 Refinancing Term Loans and, if applicable, any Additional Term Loans.

~~WEIL\101313475\1\63232.0014~~

“Term SOFR” means:
(a)
for any calculation with respect to a Term Benchmark Loan on any day, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; and
(b)
for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which the Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day;

provided that, in each case, if Term SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).
“Term SOFR Determination Day” has the meaning assigned to such term in the definition of Term SOFR Reference Rate.
“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m. on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to Term SOFR has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the Term SOFR Administrator, so long as such first preceding Business Day is not more than five Business Days prior to such Term SOFR Determination Day.
“Termination Date” has the meaning assigned to such term in the lead-in to Article 5.

~~WEIL\101313475\1\63232.0014~~

“Test Period” means, as of any date,
(a)
for purposes of determining actual compliance with Section 6.10(a), the period of four consecutive Fiscal Quarters then most recently ended for which financial statements under Section 5.01(a) or Section 5.01(b), as applicable, have been delivered (or are required to have been delivered); and
(b)
for any other purpose, the period of four consecutive Fiscal Quarters then most recently ended for which financial statements of the type described in Sections 5.01(a) or (b), as applicable, have been delivered (or are required to have been delivered) or, if earlier, at the election of the Borrower Representative in its sole discretion, are internally available;

it being understood and agreed that:

(i)
prior to the first delivery (or required delivery) of financial statements under Section 5.01(a) or 5.01(b), “Test Period” means the period of four consecutive Fiscal Quarters most recently ended for which financial statements of the Parent Borrower are available; and
(ii)
in the case of clause (b) above, at the election of the Borrower Representative in its sole discretion, for the avoidance of doubt, the period of four consecutive Fiscal Quarters ending on the last day of the fourth Fiscal Quarter of any Fiscal Year may constitute a Test Period if the financial information necessary to calculate the relevant ratio, metric or test for the fourth Fiscal Quarter of such Fiscal Year is internally available.
“Threshold Amount” means the greater of $95,500,000 and 50% of Consolidated Adjusted EBITDA for the last day of the most recently ended Test Period.
“Total Net Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated Total Net Debt outstanding as of the last day of the most recently ended Test Period to (b) Consolidated Adjusted EBITDA for the most recently ended Test Period, in each case, of the Parent Borrower and its Restricted Subsidiaries on a consolidated basis.
“Total Revolving Credit Commitment” means, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time.
“Trademark” means the following: (a) all trademarks (including service marks), common law marks, trade names, trade dress, and logos, slogans and other indicia of origin under the Requirements of Law of any jurisdiction in the world, and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing, (b) all renewals of the foregoing, (c) all income, royalties, damages, claims and payments now or hereafter due and/or payable under any of the foregoing, including damages, claims, and/or payments for past, present and/or future infringements of any of the foregoing, (d) all rights to sue for past, present, and future infringements of any of the foregoing, including the right to settle suits involving claims and demands for royalties owing and (e) all rights corresponding to any of the foregoing.
“Transaction Costs” means fees, premiums, expenses and other transaction costs (including original issue discount or upfront fees) payable or otherwise borne by the Parent Borrower, any Parent Company and/or its subsidiaries in connection with the Transactions and the transactions contemplated thereby.

~~WEIL\101313475\1\63232.0014~~

“Transactions” means, collectively, (a) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the Borrowing of Loans hereunder on the Closing Date, (b) the Closing Date Refinancing, and (c) the payment of the Transaction Costs.
“Treasury Capital Stock” has the meaning assigned to such term in Section 6.04(a)(viii).
“Treasury Regulations” means the US federal income tax regulations promulgated under the Code.
“Type” means, (a) with respect to a Loan, its character as an ABR Loan, a Term Benchmark Loan or an RFR Loan, and (b) with respect to a Borrowing, its character as an ABR Borrowing, a Term Benchmark Borrowing or an RFR Borrowing.
“U.S.” or “US” means the United States of America.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.
“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B).
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the creation or perfection of security interests.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than zero, the Unadjusted Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.
“Unrestricted Cash Amount” means, as to any Person on any date of determination, the amount of (a) unrestricted Cash and Cash Equivalents of such Person and its Restricted Subsidiaries and (b) for the avoidance of doubt, and without limiting the immediately preceding clause (a), Cash and Cash Equivalents of such Person and its Restricted Subsidiaries (x) that are restricted in favor of the Credit Facilities (which may also include Cash and Cash Equivalents securing other Indebtedness that is secured by a Lien on Collateral along with the Credit Facilities and/or other permitted pari passu or junior secured indebtedness) and (y) in the case of any Restricted Subsidiary that is not a Loan Party, that secures permitted Indebtedness of such Restricted Subsidiary, in each case (i) whether or not held in a pledged account and (ii) calculated in accordance with GAAP.

~~WEIL\101313475\1\63232.0014~~

“Unrestricted Incremental Amount” means, collectively, the amounts described in clause (a) of the definition of “Incremental Cap”.
“Unrestricted Subsidiary” means (a) any subsidiary of the Parent Borrower that is listed on Schedule 5.10 hereto or designated by the Parent Borrower as an Unrestricted Subsidiary after the Closing Date pursuant to Section 5.10 and (b) each subsidiary of any Person described in the preceding clause (a); provided that no Borrower shall constitute an Unrestricted Subsidiary.
“US Special Resolution Regimes” has the meaning assigned to such term in Section 9.24.
“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness; provided that the effects of any prepayment made in respect of such Indebtedness shall be disregarded in making such calculation.
“Wholly-Owned Subsidiary” of any Person means a subsidiary of such Person, 100% of the Capital Stock of which (other than directors’ qualifying shares or shares required by Requirements of Law to be owned by a resident of the relevant jurisdiction) is owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.
“Withholding Agent” means the Borrower Representative and the Administrative Agent.
“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Term Loan”) or by Type (e.g., a “Term Benchmark Loan”) or by Class and Type (e.g., a “Term Benchmark Term Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Term Loan Borrowing”) or by Type (e.g., a “Term Benchmark Borrowing”) or by Class and Type (e.g., a “Term Benchmark Term Loan Borrowing”).

Section 1.03. Terms Generally. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)
The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.

~~WEIL\101313475\1\63232.0014~~

(b)
Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.
(c)
The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”
(d)
The word “will” shall be construed to have the same meaning and effect as the word “shall.”
(e)
Any definition of or reference to any agreement, instrument or other document herein or in any Loan Document shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified or extended, replaced or refinanced (subject to any restrictions or qualifications on such amendments, restatements, amendment and restatements, supplements or modifications or extensions, replacements or refinancings set forth herein).
(f)
Any reference to any Requirement of Law in any Loan Document shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Requirement of Law.
(g)
Any reference herein or in any Loan Document to any Person shall be construed to include such Person’s successors and permitted assigns.
(h)
The words “herein,” “hereof” and “hereunder,” and words of similar import, when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision hereof.
(i)
All references herein or in any Loan Document to Articles, Sections, clauses, paragraphs, Exhibits and Schedules shall be construed to refer to Articles, Sections, clauses and paragraphs of, and Exhibits and Schedules to, such Loan Document.
(j)
In the computation of periods of time in any Loan Document from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” mean “to but excluding” and the word “through” means “to and including”.
(k)
The words “asset” and “property”, when used in any Loan Document, shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including Cash, securities, accounts and contract rights.
(l)
The words “maturity” and “final maturity” (or similar terms) mean the stated final maturity of any Indebtedness and the acceleration or mandatory repayment, prepayment, redemption or repurchase of such Indebtedness upon the occurrence of an event of default, a change in control, an event of loss or an asset disposition shall be deemed not to constitute a change in the stated final maturity thereof.
(m)
The words “knowledge” or “awareness” (or similar terms) mean the actual knowledge of a natural Person and the “knowledge” of the Parent Borrower or any subsidiary thereof means the actual knowledge of the chief executive officer, chief financial officer, president, treasurer or any other officer supervising the financial or legal affairs of the applicable Person.
(n)
For purposes of determining compliance at any time with Sections 5.16, 6.01, 6.02, 6.04, 6.05, 6.06 and 6.07, in the event that any Affiliate transaction, Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Burdensome Agreement, Investment or Disposition, as applicable, meets the criteria of more than one of the categories of transactions or items permitted pursuant to any clause of such Sections 5.16, 6.01 (other than Section 6.01(a) or Section 6.01(p) to the extent relating thereto; provided that it is understood that the provisions of this Section 1.03(n) shall apply to any amount incurred in reliance on any provision of the

~~WEIL\101313475\1\63232.0014~~

definition of “Incremental Cap” or Section 6.01(p) relating thereto), 6.02 (other than Section 6.02(a) or Section 6.02(k) relating thereto) (provided that it is understood that the provisions of this Section 1.03(n) shall apply to any amount incurred in reliance on any provision of the definition of “Incremental Cap” or Section 6.02(k) relating thereto), 6.04, 6.05, 6.06 and 6.07, the Borrower Representative, in its sole discretion, may, from time to time, classify or reclassify such transaction or item (or portion thereof) under one or more clauses of each such Section and will only be required to include the amount and type of such transaction (or portion thereof) in any one category; provided that, without limiting the generality of the provisions above, in each case below, unless the Borrower Representative elects otherwise:
(i)
if, at any time on the date of or following the initial incurrence of any portion of any Indebtedness under Section 6.01 (other than Section 6.01(a) or Section 6.01(p) (to the extent relating to Indebtedness incurred under Section 6.01(a)); provided that it is understood that the provisions of this clause (i) shall apply to any amount incurred in reliance on any provision of the definition of “Incremental Cap”) (such portion of such Indebtedness, the “Subject Indebtedness”), the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Total Net Leverage Ratio or the Interest Coverage Ratio, as applicable, is less than or equal to (or, in the case of the Interest Coverage Ratio, greater than or equal to) the applicable level set forth in Section 6.01(w) or the Incremental Incurrence-Based Component, as applicable, such Subject Indebtedness shall automatically be reclassified (with retroactive effect) as having been incurred under the applicable provision of Section 6.01(w) or the Incremental Incurrence-Based Component, as applicable (subject to any other applicable provision of Section 6.01(w) or the Incremental Incurrence-Based Component, as applicable), and any associated Lien will be deemed to have been permitted (with retroactive effect) under the applicable provision of Section 6.02 upon any such reclassification;
(ii)
if, at any time on the date of or following the making of any Investment in reliance on Section 6.06 (other than Section 6.06(bb)), the First Lien Net Leverage Ratio is less than the applicable level set forth in Section 6.06(bb) at any time (whether on a Pro Forma Basis or otherwise), such Investment (or the relevant portion thereof) shall automatically be reclassified (with retroactive effect) as having been made in reliance on Section 6.06(bb);
(iii)
if, at any time on the date of or following the making of any Restricted Payment under Section 6.04(a) (other than Section 6.04(a)(xiii)), the First Lien Net Leverage Ratio is less than the applicable level set forth in Section 6.04(a)(xiii) at any time (whether on a Pro Forma Basis or otherwise), such Restricted Payment (or the relevant portion thereof) shall automatically be reclassified (with retroactive effect) as having been made in reliance on Section 6.04(a)(xiii);
(iv)
if, at any time on the date of or following the making of any Restricted Debt Payment under Section 6.04(b) (other than Section 6.04(b)(vii)), the First Lien Net Leverage Ratio is less than the applicable level set forth in Section 6.04(b)(vii) at any time (whether on a Pro Forma Basis or otherwise), such Restricted Debt Payment (or the relevant portion thereof) shall automatically be reclassified (with retroactive effect) as having been made in reliance on Section 6.04(b)(vii); and
(v)
if, at any time on the date of or following the making of any Disposition under Section 6.07(gg), the First Lien Net Leverage Ratio is less than the applicable level set forth in Section 6.07(gg) at any time (whether on a Pro Forma Basis or otherwise), such Disposition (or the relevant portion thereof) shall automatically be re-classified (with retroactive effect) as having been made in reliance on Section 6.07(gg);

provided, further, that it is understood and agreed that, for the avoidance of doubt, with respect to the fourth Fiscal Quarter of any Fiscal Year, prior to the date on which financial statements of the type described in Section 5.01(b) for such Fiscal Year are delivered, the Borrower Representative may, in its sole discretion, rely on internally available financial information to trigger the reclassification of any transaction based on the financial results as of the end of the fourth Fiscal Quarter of such Fiscal Year.

~~WEIL\101313475\1\63232.0014~~

(o)
It is understood and agreed that any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Burdensome Agreement, Investment, Disposition and/or Affiliate transaction need not be permitted solely by reference to one category of permitted Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Burdensome Agreement, Investment, Disposition and/or Affiliate transaction under Section 5.16, 6.01, 6.02, 6.04, 6.05, 6.06 or 6.07, respectively, and may instead be permitted in part under any combination thereof, but the Borrower Representative will only be required to include the amount and type of such transaction (or portion thereof) in one such category (or combination thereof). To the extent the applicability of Section 5.16 or 6.07 with respect to any transaction is subject to a materiality threshold, such transaction shall only be required to comply with the provisions of the relevant Sections to the extent of the amount of such transaction in excess of such materiality threshold.
(p)
For purposes of any amount herein expressed as a percentage of Consolidated Adjusted EBITDA, “Consolidated Adjusted EBITDA”, unless the context otherwise requires, shall be deemed to refer to Consolidated Adjusted EBITDA of the Parent Borrower and its Restricted Subsidiaries.
(q)
Any Responsible Officer executing any Loan Document or any certificate or other document made or delivered pursuant hereto or thereto, so executes or certifies in his/her capacity as any Responsible Officer on behalf of the applicable Person and not in any individual capacity.
(r)
Any reference in this Agreement or any other Loan Document to any matter that is “permitted” by this Agreement and/or any other Loan Document shall be deemed to also refer to any matter that is (i) not prohibited under this Agreement or the other relevant Loan Document or (ii) the subject of an approval contemplated by the terms of this Agreement or any other relevant Loan Document.

Section 1.04. Accounting Terms; GAAP.

(a)
All financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP as in effect from time to time and, except as otherwise expressly provided herein, all terms of an accounting nature that are used in calculating the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Total Net Leverage Ratio, the Interest Coverage Ratio, Consolidated Adjusted EBITDA or Consolidated Total Assets shall be construed and interpreted in accordance with GAAP, as in effect from time to time; provided that if the Borrower Representative notifies the Administrative Agent that the Borrower Representative requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date of delivery of the financial statements described in Section 3.04(a) in GAAP or in the application thereof (including the conversion to IFRS as described below) on the operation of such provision (or if the Administrative Agent notifies the Parent Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change becomes effective until such notice have been withdrawn or such provision amended in accordance herewith; provided, further, that if such an amendment is requested by the Borrower Representative or the Required Lenders, then the Borrower Representative and the Administrative Agent shall negotiate in good faith to enter into an amendment of the relevant affected provisions (without the payment of any amendment or similar fee to the Lenders) to preserve the original intent thereof in light of such change in GAAP or the application thereof; provided, further, that all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to (i) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Parent Borrower or any subsidiary at “fair value,” as defined therein and (ii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. If the Borrower Representative notifies the

~~WEIL\101313475\1\63232.0014~~

Administrative Agent that the Parent Borrower (or its applicable Parent Company) is required to report under IFRS or has elected to do so through an early adoption policy, “GAAP” shall mean international financial reporting standards pursuant to IFRS (provided that, after such conversion, the Borrower Representative cannot elect to report under GAAP).
(b)
Notwithstanding anything to the contrary herein, but subject to Section 1.10, all financial ratios and tests (including the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Total Net Leverage Ratio, the Interest Coverage Ratio and the amount of Consolidated Total Assets and Consolidated Adjusted EBITDA (other than, for the avoidance of doubt, for purposes of calculating Excess Cash Flow)) contained in this Agreement that are calculated with respect to any Test Period during which any Subject Transaction occurs shall be calculated with respect to such Test Period and such Subject Transaction on a Pro Forma Basis. Further, if since the beginning of any such Test Period and on or prior to the date of any required calculation of any financial ratio or test (i) any Subject Transaction has occurred or (ii) any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Parent Borrower or any of its Restricted Subsidiaries or any joint venture since the beginning of such Test Period has consummated any Subject Transaction, then, in each case, any applicable financial ratio or test shall be calculated on a Pro Forma Basis for such Test Period as if such Subject Transaction had occurred at the beginning of the applicable Test Period (or, in the case of Consolidated Total Assets (or with respect to any determination pertaining to the balance sheet, including the acquisition of Cash and/or Cash Equivalents), as of the last day of such Test Period) (it being understood, for the avoidance of doubt, that solely for purposes of (A) calculating actual compliance with Section 6.10(a) and (B) [reserved], the date of the required calculation shall be the last day of the Test Period, and no Subject Transaction occurring thereafter shall be taken into account).
(c)
Notwithstanding anything to the contrary contained in paragraph (a) above or in the definition of “Capital Lease,”, only those leases (assuming for purposes hereof that such leases were then in existence) that would constitute Capital Leases in conformity with GAAP as in effect prior to giving effect to the adoption of ASU No. 2016-02 “Leases (Topic 842)” and ASU No. 2018-11 “Leases (Topic 842)” shall be considered Capital Leases hereunder or under any other Loan Document, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or prepared, as applicable, in accordance therewith; provided that all financial statements required to be provided hereunder may, at the option of the Borrower Representative, be prepared in accordance with GAAP without giving effect to the foregoing treatment of Capital Leases.

Section 1.05. Effectuation of Transactions. Each of the representations and warranties contained in this Agreement (and all corresponding definitions) is made after giving effect to the Transactions, unless the context otherwise requires.

Section 1.06. Timing of Payment or Performance. When payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

Section 1.07. Times of Day. Unless otherwise specified herein, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable).

~~WEIL\101313475\1\63232.0014~~

Section 1.08. Currency Equivalents Generally.

(a)
For purposes of any determination under Article 1, Section 5.16, Article 6 (other than Section 6.10(a) and the calculation of compliance with any financial ratio for purposes of taking any action hereunder) or Article 7 with respect to any Affiliate transaction, the amount of any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Investment, Disposition or other transaction, event or circumstance, or any determination under any other provision of this Agreement, (any of the foregoing, a “specified transaction”), in a currency other than Dollars:
(i)
the Dollar equivalent amount of a specified transaction in a currency other than Dollars shall be calculated based on the rate of exchange quoted by the Bloomberg Foreign Exchange Rates & World Currencies Page (or any successor page thereto, or in the event such rate does not appear on any Bloomberg Page, by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower Representative) for such foreign currency, as in effect at 11:00 a.m. (London time) on the date of such specified transaction (which, in the case of any Restricted Payment, shall be deemed to be the date of the declaration thereof and, in the case of the incurrence of Indebtedness, shall be deemed to be on the date first committed); provided that if any Indebtedness is incurred (and, if applicable, associated Lien granted) to refinance or replace other Indebtedness denominated in a currency other than Dollars, and the relevant refinancing or replacement would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing or replacement, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing or replacement Indebtedness (and, if applicable, associated Lien granted) does not exceed an amount sufficient to repay the principal amount of such Indebtedness being refinanced or replaced, except by an amount equal to (A) unpaid accrued interest and premiums (including tender premiums) thereon plus other reasonable and customary fees and expenses (including upfront fees and original issue discount) incurred in connection with such refinancing or replacement, (B) any existing commitment unutilized thereunder and (C) any additional amount permitted to be incurred under Section 6.01; and
(ii)
for the avoidance of doubt, no Default or Event of Default shall be deemed to have occurred solely as a result of a change in the rate of currency exchange occurring after the time of any specified transaction so long as such specified transaction was permitted at the time incurred, made, acquired, committed, entered or declared as set forth in clause (i).

For purposes of Section 6.10(a) and the calculation of compliance with any financial ratio for purposes of taking any action hereunder, on any relevant date of determination, amounts denominated in currencies other than Dollars shall be translated into Dollars at the applicable currency exchange rate used in preparing the financial statements delivered pursuant to Sections 5.01(a) or (b) (or, prior to the first such delivery, the financial statements referred to in Section 3.04), as applicable, for the relevant Test Period and will, with respect to any Indebtedness, reflect the currency translation effects, determined in accordance with GAAP, of any Hedge Agreement permitted hereunder in respect of currency exchange risks with respect to the applicable currency in effect on the date of determination for the Dollar-equivalent amount of such Indebtedness; provided that the amount of any Indebtedness that is subject to a Debt FX Hedge shall be determined in accordance with the definition of “Consolidated Total Net Debt”. Notwithstanding the foregoing or anything to the contrary herein, to the extent that the Parent Borrower would not be in compliance with Section 6.10(a) if any Indebtedness denominated in a currency other than Dollars were to be translated into Dollars on the basis of applicable currency exchange rate used in preparing the financial statements delivered pursuant to Section 5.01(a) or (b), as applicable, for the relevant Test Period, but would be in compliance with Section 6.10(a) if such Indebtedness that is denominated in a currency other than in Dollars were instead translated into Dollars on the basis of the average relevant currency exchange rates over such Test Period (taking into account the currency translation effects, determined in accordance with GAAP, of any Hedge Agreement permitted hereunder in respect of currency exchange risks with respect to the applicable currency in effect on the date of determination for the

~~WEIL\101313475\1\63232.0014~~

Dollar-equivalent amount of such Indebtedness), then, solely for purposes of compliance with Section 6.10(a), the First Lien Net Leverage Ratio as of the last day of such Test Period shall be calculated on the basis of such average relevant currency exchange rates; provided that the amount of any Indebtedness that is subject to a Debt FX Hedge shall be determined in accordance with the definition of “Consolidated Total Net Debt”.

(b)
Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify with the Borrower Representative’s consent to appropriately reflect a change in currency of any country and any relevant market convention or practice relating to such change in currency.

Section 1.09. Cashless Rollovers. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, to the extent that any Lender extends the maturity date of, or replaces, renews or refinances, any of its then-existing Loans with Incremental Loans, Replacement Term Loans, Loans in connection with any Revolver Replacement Facility, Extended Term Loans, Extended Revolving Loans or loans incurred under a new credit facility, in each case, to the extent such extension, replacement, renewal or refinancing is effected by means of a “cashless roll” by such Lender, such extension, replacement, renewal or refinancing shall be deemed to comply with any requirement hereunder or any other Loan Document that such payment be made “in Dollars”, “in immediately available funds”, “in Cash” or any other similar requirement.

Section 1.10. Certain Calculations and Tests.

(a)
Notwithstanding anything to the contrary herein, to the extent that the terms of this Agreement require (w) compliance with any financial ratio or test (including Section 6.10(a), any First Lien Net Leverage Ratio test, any Secured Net Leverage Ratio test, any Total Net Leverage Ratio test, any Interest Coverage Ratio test and/or any threshold or cap expressed as a percentage of Consolidated Adjusted EBITDA or Consolidated Total Assets), (x) the absence of a Default or Event of Default (or any type of Default or Event of Default), (y) the making and/or accuracy of any representation and/or warranty or (z) compliance with availability under, or any other parameter relating to the utilization of, any basket, carve-out, exception or threshold (including any basket, carve-out, exception or threshold expressed as a percentage of Consolidated Adjusted EBITDA or Consolidated Total Assets), in each case, as a condition to (I) the consummation of any transaction in connection with any acquisition or other Investment (including the assumption or incurrence of Indebtedness), (II) the making of any Restricted Payment, (III) the making of any Restricted Debt Payment and/or (IV) the consummation of any fundamental change and/or the making of any Disposition, the determination of whether the relevant condition is satisfied may be made, at the election of the Borrower Representative:
(i)
in the case of any acquisition or other Investment (including with respect to (x) any Indebtedness incurred or repaid and/or (y) the designation of any Restricted Subsidiary as an Unrestricted Subsidiary, in each case, in connection therewith), at the time of (or on the basis of the financial statements for the most recently ended Test Period at the time of): (A) the execution of the definitive agreement with respect to such acquisition or Investment, the date on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of the target of an acquisition (or equivalent notice under comparable Requirements of Law) or (B) the consummation of such acquisition or Investment;
(ii)
in the case of any Restricted Payment (including with respect to (x) any Indebtedness incurred or repaid and/or (y) the designation of any Restricted Subsidiary as an Unrestricted Subsidiary contemplated or incurred, in each case, in connection therewith), at the time of (or on the basis of the financial statements for the most recently ended Test Period at the time of) (A) the declaration of such Restricted Payment or (B) the making of such Restricted Payment;
(iii)
in the case of any Restricted Debt Payment (including with respect to (x) any Indebtedness incurred or repaid and/or (y) the designation of any Restricted Subsidiary as an Unrestricted Subsidiary contemplated or incurred in connection therewith), at the time of (or on the

~~WEIL\101313475\1\63232.0014~~

basis of the financial statements for the most recently ended Test Period at the time of) (A) delivery of irrevocable (which may be conditional) notice with respect to such Restricted Debt Payment or (B) the making of such Restricted Debt Payment, and/or
(iv)
in the case in the case of any fundamental change or Disposition (including with respect to (x) any Indebtedness incurred or repaid and/or (y) the designation of any Restricted Subsidiary as an Unrestricted Subsidiary, in each case, in connection therewith), at the time of (or on the basis of the financial statements for the most recently ended Test Period at the time of) (A) the execution of the definitive agreement with respect to such fundamental change or Disposition or (B) the consummation of such fundamental change or Disposition;

in each case of the foregoing clauses (i) through (iv), after giving effect, on a Pro Forma Basis, to (I) the relevant acquisition, Investment, Restricted Payment, Restricted Debt Payment, fundamental change or Disposition and/or any related incurrence or repayment of Indebtedness (including the intended use of proceeds thereof) and (II) to the extent definitive documents in respect thereof have been executed, the Restricted Payment has been declared or notice with respect to a Restricted Debt Payment has been delivered (which definitive documents, declaration or notice has not been terminated or expired without the consummation thereof), any other Subject Transaction that the Borrower Representative has elected to treat in accordance with this clause (a). If the Borrower Representative has made the election above, then, in connection with any subsequent calculation of any ratio, basket or financial metric on the date of or following such election and prior to the earlier of (x) the date on which such transaction is consummated or (y) the date on which such transaction is abandoned, terminated or expires without consummation thereof, any such ratio, basket or financial metric shall be calculated on a Pro Forma Basis assuming such transaction and any other transaction in connection therewith (including any incurrence of Indebtedness or Liens and the use of proceeds thereof) has been consummated. If financial statements for one or more subsequent Test Periods become available, the Borrower Representative may elect, in its sole discretion, to re-determine all such ratios, tests or baskets on the basis of such financial statements, in which case, the ratios, tests or baskets on the date of such redetermination shall thereafter govern. The Unrestricted Cash Amount shall be estimated by the Borrower Representative in good faith based on the information then available to the Borrower Representative.

(b)
For purposes of determining the permissibility of any action, change, transaction or event that requires a calculation of any financial ratio or test (including Section 6.10(a), any First Lien Net Leverage Ratio test, any Secured Net Leverage Ratio test, any Total Net Leverage Ratio test, any Interest Coverage Ratio test and/or any basket, carve-out, exception or threshold expressed as a percentage of Consolidated Adjusted EBITDA or Consolidated Total Assets), such financial ratio or test shall be calculated at the time such action is taken (subject to clause (a) above), such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio or test or amount occurring after such calculation, or after the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be.
(c)
Notwithstanding anything to the contrary herein, with respect to any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (including Section 6.10(a), any First Lien Net Leverage Ratio test, any Secured Net Leverage Ratio test, any Total Net Leverage Ratio test and/or any Interest Coverage Ratio test) (any such amount, including any amount expressed as a percentage of, or with reference to, Consolidated Adjusted EBITDA, Consolidated Net Income, Fixed Charges and/or Excess Cash Flow, and any amount drawn or deemed to have been drawn under any revolving credit facility and, for the avoidance of doubt, any amount that is expressed as a percentage of Consolidated Adjusted EBITDA or Consolidated Total Assets, a “Fixed Amount”) substantially concurrently with, any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with a financial ratio or test (including Section 6.10(a), any First Lien Net Leverage Ratio test, any Secured Net Leverage Ratio test, any Total Net Leverage Ratio test and/or any Interest Coverage Ratio test) (any such amount, including the Incremental Incurrence-Based Component, an “Incurrence-Based Amount”), it is understood and agreed that (i) any Fixed Amount shall be

~~WEIL\101313475\1\63232.0014~~

disregarded in the calculation of the financial ratio or test applicable to the relevant Incurrence-Based Amount and (ii) except as provided in clause (i), pro forma effect shall be given to the entire transaction. The Borrower Representative may elect that any amount incurred or transaction entered into (or consummated) in reliance on one or more of any Incurrence-Based Amount or any Fixed Amount in its sole discretion; provided that unless the Borrower Representative elects otherwise and except as set forth in the definition of “Incremental Cap”, each such amount or transaction shall be deemed incurred, entered into or consummated first under any Incurrence-Based Amount to the maximum extent permitted thereunder.
(d)
The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Parent Borrower dated such date prepared in accordance with GAAP.
(e)
(i) The payment of any interest in the form of additional Indebtedness will be deemed to be permitted incurrence of Indebtedness for purposes of Section 6.01 and (ii) the increase in any amount secured by any Lien by virtue of the accrual of interest, the accretion of accreted value, the payment of interest or a dividend in the form of additional Indebtedness, amortization of original issue discount and/or any increase in the amount of Indebtedness outstanding solely as a result of any fluctuation in the exchange rate of any applicable currency will not be deemed to be the granting of a Lien for purposes of Section 6.02.
(f)
With respect to any pro forma calculation that is required to be made in connection with any acquisition or other Investment in respect of which financial information for the applicable target are not available for the same Test Period for which the relevant financial information of the Parent Borrower are available, the Borrower Representative shall make the relevant calculation in good faith on the basis of the relevant available financial information (even if for differing periods) or such other commercially reasonable basis as the Borrower Representative may elect in consultation with the Administrative Agent.
(g)
Subject to Section 1.10(a), in connection with the implementation or assumption of any revolving commitment and/or any delayed draw commitment in reliance on any Incurrence-Based Amount, the Borrower Representative may, in its sole discretion, either (i) elect, by written notice to the Administrative Agent (a “Specified Commitment Notice”), to treat all or any portion of such revolving commitment and/or delayed draw commitment as having been fully drawn on the date of implementation or assumption (such commitment (or portion thereof), a “Specified Commitment”), in which case (A) the Borrowers shall not be required to comply with any financial ratio or test in connection with any drawing thereunder after the date of incurrence or assumption and (B) other than for purposes of (1) [reserved], (2) [reserved], (3) the Required Excess Cash Flow Percentage, (4) the Required Net Proceeds Percentage and/or (5) actual compliance with Section 6.10(a), the amount of such Specified Commitment shall be deemed to have been an actual incurrence of Indebtedness thereunder on the date of implementation or assumption for purposes of calculating any Incurrence-Based Amount or (ii) elect to test the permissibility of all or any portion of any drawing under such revolving commitment and/or delayed draw commitment on the date of such drawing (if any), in which case, such revolving commitment and/or delayed draw commitment (or portion thereof) shall only be treated as drawn for purposes of any Incurrence-Based Amount to the extent of any actual drawing thereunder. It is understood and agreed that the Borrower Representative may, at any time in its sole discretion, (x) deliver a Specified Commitment Notice with respect to any revolving commitment and/or delayed draw commitment and/or (y) withdraw any Specified Commitment Notice with respect to all or any portion of any revolving commitment and/or delayed draw commitment and instead elect to treat such revolving commitment and/or delayed draw commitment in accordance with clause (ii) of the immediately preceding sentence.
(h)
Any determination of the Weighted Average Life to Maturity of any Indebtedness shall be made by the Borrower Representative in good faith at the time of the incurrence of such Indebtedness.

~~WEIL\101313475\1\63232.0014~~

(i)
It is understood and agreed that the Parent Borrower and/or any Restricted Subsidiary may incur Indebtedness permitted under any provision of Section 6.01 to refinance Indebtedness originally incurred under the same provision of Section 6.01 while the Indebtedness being refinanced remains outstanding so long as the proceeds of the applicable refinancing Indebtedness are promptly deposited with the trustee or other applicable representative of the holders of the Indebtedness being refinanced, which proceeds will be applied to satisfy and discharge the Indebtedness being refinanced in accordance with the documentation governing such Indebtedness.

Section 1.11. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under the Delaware Limited Liability Company Act (or any comparable event under a different jurisdiction’s laws) (a “Division”): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time.

Section 1.12. Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in dollars may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.14(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Alternate Base Rate, the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Alternate Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any conforming changes. The Administrative Agent and its Affiliates or other related entities may, in its business, engage in transactions that affect the calculation of the Alternate Base Rate, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers (but not with the specific intent of adversely impacting the Borrowers). The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Alternate Base Rate, the Term SOFR Reference Rate, Term SOFR, or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Section 1.13. Certain Determinations.

(a)
It is understood and agreed that (i) with respect to any Default or Event of Default, the words “exists,” “is continuing” or any similar expression with respect thereto shall mean that the Default or Event of Default has occurred and has not yet been cured or waived; (ii) if any Default or Event of Default occurs due to (A) the failure by Holdings, the Parent Borrower and/or any Restricted Subsidiary to take any action by a specified time, such Default or Event of Default shall be deemed to have been cured at the time, if any, that the applicable Person takes such action or (B) the taking of any action by Holdings, the Parent Borrower and/or any Restricted Subsidiary that is not then permitted by the terms of this Agreement or any other Loan Document, such Default or Event of Default shall be deemed to be cured on the earlier to occur of (1) the date on which such action would be permitted at such time to be taken under this Agreement and (2) the date on which such action is unwound or modified to the extent necessary so that the modified action is permitted by this Agreement or the other relevant Loan Document; and (iii) if any Default or Event of Default occurs that is subsequently

~~WEIL\101313475\1\63232.0014~~

cured (a “Cured Default”), any other Default or Event of Default resulting from the making or deemed making of any representation or warranty by any Loan Party or the taking of any action by any Loan Party or any subsidiary of any Loan Party, in each case which subsequent Default or Event of Default would not have arisen had the Cured Default not occurred, shall be deemed to be cured automatically upon, and simultaneously with, the cure of the Cured Default, but only to the extent that a Responsible Officer of the Parent Borrower was not aware of the existence of the Cured Default that caused the relevant subsequent Default or Event of Default to arise at the time of the making or deemed making of the relevant representation and warranty or the taking of the relevant action, as applicable; provided that, notwithstanding anything to the contrary in this Section 1.13(a), an Event of Default (the “Initial Default”) may not be cured pursuant to Section 1.13(a)(ii):
(A)
if (x) the taking of any action by any Loan Party or any subsidiary of any Loan Party that is not permitted during, and as a result of, the continuance of such Initial Default directly results in the cure of such Initial Default and (y) a Responsible Officer of the Parent Borrower had actual knowledge at the time of taking any such action that the Initial Default had occurred and was continuing;
(B)
if such Event of Default arises under Section 7.01(c) (solely with respect to non-compliance with Section 6.10), 7.01(f), 7.01(g) or 7.01(j);
(C)
if such Event of Default arises under Section 7.01(e) (solely with respect to non-compliance with Section 5.11 (other than as the result of a use of proceeds for a transaction prohibited by any other provision of the Loan Documents)); or
(D)
if such Event of Default arises under Section 7.01(k) or 7.01(l) and such Event of Default directly results in a material impairment of the rights and remedies of the Lenders and the Administrative Agent under the Loan Documents that has not been cured.
(b)
[Reserved].
(c)
Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, if, after delivery of any Compliance Certificate pursuant to Section 5.01(c), it is subsequently determined that the First Lien Net Leverage Ratio set forth in such Compliance Certificate is inaccurate for any reason and the result of such inaccuracy is that the Lenders received any payment of principal based on the Required Net Proceeds Percentage or the Required Excess Cash Flow Percentage that is greater than or less than the amount that would have applied if the First Lien Net Leverage Ratio set forth in such Compliance Certificate had been accurately reported, then, for all purposes under this Agreement:
(i)
[reserved]; and
(ii)
in the case of the Required Net Proceeds Percentage or the Required Excess Cash Flow Percentage, (A) any shortfall in the amount of any applicable principal payment shall be due and payable within five Business Days following the date on which the Parent Borrower becomes aware of the relevant inaccuracy and (B) the amount of any overpayment shall be deducted from the amount of any required principal payment on the next Scheduled Payment Date (and, if applicable, any subsequent Scheduled Payment Date).

In the event that (A) any inaccuracy in the calculation of the First Lien Net Leverage Ratio resulted in a shortfall in the amount of any required interest or principal payment and (B) such inaccuracy resulted from a good faith mistake on the part of the Borrower Representative in the preparation of such calculation, no Default or Event of Default shall arise under this Agreement with respect thereto unless the relevant amount has not been paid within the period described in the preceding sentence.

(d)
(i) With respect to determination of the permissibility of any transaction by the Parent Borrower and/or any subsidiary under this Agreement, the delivery by the Borrower Representative of a third party

~~WEIL\101313475\1\63232.0014~~

valuation report from (A) a nationally recognized accounting, appraisal, investment banking or consulting firm or (B) another firm reasonably acceptable to the Administrative Agent, in each case, shall be conclusive with respect to the value of the assets covered thereby and (ii) any determination of whether an action is taken “in the ordinary course of business” or “in a manner consistent with past practice” (or any similar expression) shall be made by the Borrower Representative in good faith.
(e)
It is understood and agreed for the avoidance of doubt that the carve-outs from the provisions of Section 5.16 and/or Article 6 may include items or activities that are not restricted by the relevant provision, and the inclusion of any such item or activity shall not be construed to expand the scope of Section 5.16 and/or Article 6, as applicable.

Section 1.14. Conflicts. Notwithstanding anything to the contrary contained herein or in any other Loan Document, in the event of any conflict or inconsistency between any term or provision of this Agreement (excluding the Exhibits hereto) and any term or provision of any Exhibit to this Agreement, the term or provision of this Agreement shall govern, and the Borrower Representative shall be entitled to make such revisions to the relevant term or provision of the applicable Exhibit to ensure that such term or provision is consistent with the corresponding term or provision of this Agreement.

Section 1.15. Confidentiality; Privilege. Notwithstanding any obligation to provide information under any Loan Document or allow the Administrative Agent, the Lenders or any third party to access or inspect the books and records of Holdings or its subsidiaries or otherwise as set forth in this Agreement or any other Loan Document, neither Holdings nor any of its subsidiaries will be required to disclose or permit the inspection or discussion of, any document, information or other matter (a) that constitutes a non-financial trade secret or non-financial proprietary information of any Person, (b) in respect of which disclosure to Administrative Agent or any Lender (or any of their respective representatives, agents or contractors) would result in a breach of any confidentiality obligation, fiduciary duty or Requirement of Law and/or (c) that is subject to attorney client or similar privilege or constitutes attorney work product.

Section 1.16. Escrow Arrangements. Notwithstanding anything to the contrary contained herein, it is understood and agreed that (a) the obligation of any Person with respect to any Escrow arrangement into which the proceeds of any Indebtedness are deposited shall not constitute a guarantee by any Person that is not a Loan Party and (b) any Indebtedness that is funded into Escrow pursuant to customary (in the good faith determination of the Borrower Representative) escrow arrangements may be secured by the applicable funds and related assets held in Escrow (and the proceeds thereof) until the date on which such funds are released from Escrow, and such security shall not constitute a Lien on an asset that does not constitute Collateral for purposes of any requirement under this Agreement.

ARTICLE 2

THE CREDITS

Section 2.01. Commitments.

(a)
Subject to the terms and conditions set forth herein, (i) (A) each Initial Term Lender severally, and not jointly, agrees to make term loans (the “Initial Term Loans”) to the Parent Borrower on the Closing Date in Dollars in a principal amount not to exceed its Initial Term Loan Commitment and (B) each Amendment No. 1 Refinancing Term Lender severally, and not jointly, agrees to make term loans (“Amendment No. 1 Refinancing Term Loans”) to the Parent Borrower on the Amendment No. 1 Effective Date in Dollars in a principal amount not to exceed its Amendment No. 1 Refinancing Term Loan Commitment; and (ii) each Initial Revolving Lender severally, and not jointly, agrees to make revolving loans (the “Initial Revolving Loans”) to any Borrower in Dollars at any time and from time to time on and after the Closing Date, and until the earlier of the Initial Revolving Credit Maturity Date and the termination of the Initial Revolving Credit Commitment of such Initial Revolving Lender in accordance with the terms hereof; provided that, after giving effect to any

~~WEIL\101313475\1\63232.0014~~

Borrowing of Initial Revolving Loans, the Outstanding Amount of such Initial Revolving Lender’s Initial Revolving Credit Exposure shall not exceed such Initial Revolving Lender’s Initial Revolving Credit Commitment. Within the foregoing limits and subject to the terms, conditions and limitations set forth herein, the Applicable Borrower may borrow, pay or prepay and reborrow Revolving Loans. Amounts paid or prepaid in respect of the Initial Term Loans and Amendment No. 1 Refinancing Term Loans may not be reborrowed.
(b)
Subject to the terms and conditions of this Agreement and any applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment, each Lender with an Additional Commitment of a given Class, severally and not jointly, agrees to make Additional Loans of such Class to the Applicable Borrower, which Loans shall not exceed for any such Lender at the time of any incurrence thereof the Additional Commitment of such Class of such Lender as set forth in the applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment.

Section 2.02. Loans and Borrowings.

(a)
Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. Each Swingline Loan shall be made in accordance with the terms and procedures set forth in Section 2.04.
(b)
Subject to Section 2.14, each Borrowing shall be comprised entirely of ABR Loans or Term Benchmark Loans (or, after the effectiveness of a Benchmark Replacement to Daily Simple SOFR, RFR Loans) as the Applicable Borrower (or the Borrower Representative) may request in accordance herewith; provided that each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (i) any exercise of such option shall not affect the obligation of the Applicable Borrower to repay such Loan in accordance with the terms of this Agreement, (ii) such Loan shall be deemed to have been made and held by such Lender, and the obligation of the Applicable Borrower to repay such Loan shall nevertheless be to such Lender for the account of such domestic or foreign branch or Affiliate of such Lender, (iii) in exercising such option, such Lender shall use reasonable efforts to minimize increased costs to the Applicable Borrower resulting therefrom (which obligation of such Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it otherwise determines would be disadvantageous to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Section 2.15 shall apply) and (iv) no such domestic or foreign branch or Affiliate of such Lender shall be entitled to any greater indemnification under Section 2.17 with respect to such Loan than that to which the applicable Lender was entitled on the date on which such Loan was made (except in connection with any indemnification entitlement arising as a result of any Change in Law after the date on which such Loan was made).
(c)
At the commencement of each Interest Period for any Term Benchmark Borrowing, such Term Benchmark Borrowing shall comprise an aggregate principal amount that is an integral multiple of $50,000 and not less than $250,000. Each ABR Borrowing when made shall be in a minimum principal amount of $50,000 and in an integral multiple of $50,000; provided that an ABR Revolving Loan Borrowing may be made in a lesser aggregate amount that is (x) equal to the entire aggregate unused Revolving Credit Commitment or (y) required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(d). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 15 different Interest Periods in effect for Term Benchmark Borrowings at any time outstanding (or such greater number of different Interest Periods as the Administrative Agent may agree from time to time); it being understood that such number shall be increased by three in connection with the

~~WEIL\101313475\1\63232.0014~~

establishment of each new Class of Loans or Commitments pursuant to an Extension Amendment, an Incremental Facility Amendment or a Refinancing Amendment.
(d)
Notwithstanding any other provision of this Agreement, the Borrower Representative shall not, nor shall it be entitled to, request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date applicable to the relevant Loans.

Section 2.03. Requests for Borrowings. Each Term Loan Borrowing, each Revolving Loan Borrowing, each conversion of Term Loans or Revolving Loans from one Type to the other, and each continuation of Term Benchmark Loans with a new Interest Period (or, after the effectiveness of a Benchmark Replacement to Daily Simple SOFR, each election of a new Interest Payment Date for an RFR Borrowing) shall be made upon irrevocable notice by the Applicable Borrower (or the Borrower Representative) to the Administrative Agent, which may be given by a Borrowing Request or an Interest Election Request, as applicable (provided that any notice in respect of any Term Loan Borrowing and/or any Revolving Loan Borrowing (x) to be made in connection with any acquisition, investment or repayment or redemption of Indebtedness may be conditioned on the closing of such Permitted Acquisition, permitted Investment or permitted repayment or redemption of Indebtedness or (y) for any other purpose to which the Administrative Agent may consent (such consent not to be unreasonably withheld or delayed), may be conditioned on the occurrence of the relevant event). Each such notice must be in the form of a Borrowing Request or an Interest Election Request, as applicable, appropriately completed and signed by a Responsible Officer of the Applicable Borrower (or the Borrower Representative) and must be received by the Administrative Agent (by hand delivery or other electronic transmission (including “.pdf” or “.tif”)) not later than (i) 1:00 p.m. three Business Days prior to the requested day of any Borrowing of, conversion to or continuation of Term Benchmark Loans or RFR Loans (or one Business Day in the case of any Borrowing of Term Benchmark Loans to be made on the Closing Date or the Amendment No. 1 Effective Date) and (ii) 12:00 p.m. on the requested date of any Borrowing of or conversion to ABR Loans (other than Swingline Loans) (or, in each case, such later time as is reasonably acceptable to the Administrative Agent); provided, however, that if the Borrower wishes to request Term Benchmark Loans having an Interest Period of other than one, three or six months in duration as provided in the definition of “Interest Period”, (A) the applicable notice from the Applicable Borrower (or the Borrower Representative) must be received by the Administrative Agent not later than 1:00 p.m. four Business Days prior to the requested date of the relevant Borrowing, conversion or continuation (or such later time as is reasonably acceptable to the Administrative Agent), whereupon the Administrative Agent shall give prompt notice to the appropriate Lenders of such request, (B) the relevant requested Interest Period shall be deemed to be available to each appropriate Lender unless such Lender has delivered written notice to the Administrative Agent indicating that such Interest Period is not available to such Lender within one Business Day following the date on which the notice described in clause (A) above is posted by the Administrative Agent and (C) not later than 12:00 p.m. three Business Days before the requested date of the relevant Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower Representative whether or not the requested Interest Period is available to the appropriate Lenders.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the Borrower Representative shall be deemed to have selected an Interest Period of one month’s duration. If no Interest Payment Date is specified with respect to any RFR Borrowing, the Borrower Representative shall be deemed to have selected an Interest Payment Date of three months’ duration. The Administrative Agent shall advise each Lender of the details and amount of any Loan to be made as part of the relevant requested Borrowing (x) in the case of any ABR Borrowing, on the same Business Day of receipt of a Borrowing Request in accordance with this Section or (y) in the case of any Term Benchmark Borrowing or RFR Borrowing, no later than one Business Day following receipt of a Borrowing Request in accordance with this Section.

Section 2.04. Swingline Loans.

(a)
Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make swingline loans (“Swingline Loans”) to the Borrowers from time to time on and after the Closing Date and until

~~WEIL\101313475\1\63232.0014~~

the Latest Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not to exceed $25,000,000; provided that, after giving effect to any Swingline Loan, the aggregate Outstanding Amount of all Revolving Loans, Swingline Loans and LC Exposure shall not exceed the Total Revolving Credit Commitment. Each Swingline Loan shall be in a minimum principal amount of not less than $100,000 or such lesser amount as may be agreed by the Swingline Lender; provided that, notwithstanding the foregoing, any Swingline Loan may be in an aggregate amount that is (1) equal to the entire unused balance of the aggregate unused Revolving Credit Commitments and shall constitute Revolving Credit Exposure on a dollar for dollar basis or (2) required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(d). Within the foregoing limits and subject to the terms and conditions set forth herein, Swingline Loans may be borrowed, prepaid and reborrowed. To request a Swingline Loan, the Applicable Borrower (or the Borrower Representative) shall notify the Swingline Lender (with a copy to the Administrative Agent) of such request by delivery of a written Borrowing Request, appropriately completed and signed by a Responsible Officer of the Applicable Borrower (or the Borrower Representative), not later than 2:00 p.m. on the day of a proposed Swingline Loan. The Swingline Lender shall make each Swingline Loan available to the Applicable Borrower on the same Business Day by means of a credit to the account designated in the related Borrowing Request or otherwise in accordance with the instructions of the Applicable Borrower (or the Borrower Representative) (including, in the case of a Swingline Loan made to finance the reimbursement of any LC Disbursement as provided in Section 2.05(e), by remittance to the applicable Issuing Bank).
(b)
The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 p.m. on any Business Day require the Revolving Lenders to purchase a participation on the Business Day following receipt of such notice in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which the Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Revolving Lender’s Applicable Revolving Credit Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Revolving Credit Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or any reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this Section 2.04(b) by effecting a wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Revolving Loans made by such Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this Section 2.04(b)), and the Administrative Agent shall promptly remit to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower Representative of any participation in any Swingline Loan acquired pursuant to this Section 2.04(b), and thereafter any payment in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrowers in respect of any Swingline Loan after receipt by the Swingline Lender of the proceeds of any sale of participations therein shall be promptly remitted by the Swingline Lender to the Administrative Agent, and any such amount received by the Administrative Agent shall be promptly remitted by the Administrative Agent to each Revolving Lender that has made its payment pursuant to this Section 2.04(b) and to the Swingline Lender, as their interests may appear; provided that if and to the extent such payment is required to be refunded to the Borrowers for any reason, such payment shall be repaid to the Swingline Lender or the Administrative Agent, as the case may be, and thereafter to the Borrowers. The purchase of a participation in a Swingline Loan pursuant to this Section 2.04(b) shall not relieve the Borrowers of any default in the payment thereof.
(c)
If any Revolving Lender fails to make available to the Administrative Agent (for the account of the Swingline Lender) any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04 by the time specified in Section 2.04(b), the Swingline Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount

~~WEIL\101313475\1\63232.0014~~

with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the greater of the NYFRB Rate from time to time in effect and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A certificate of the Swingline Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amount owing under this clause (c) shall be conclusive absent manifest error.
(d)
Notwithstanding anything to the contrary contained herein, Jefferies and any other Swingline Lender may, upon 30 days’ prior written notice to the Borrower Representative, each Issuing Bank and the Lenders, resign as Swingline Lender, which resignation shall be effective as of the date referenced in such notice (but in no event less than ten days after the delivery of such written notice); provided that any such resignation (i) by Jefferies shall be concurrent with Jefferies’ resignation as the Administrative Agent or (ii) shall be subject to the appointment and acceptance of a successor Swingline Lender. In the event of any such resignation as the Swingline Lender, the Borrower Representative shall, unless an Event of Default under Section 7.01(a) or, with respect to the Parent Borrower, Section 7.01(f) or 7.01(g) then exists, be entitled to appoint any Revolving Lender that is willing to accept such appointment as successor Swingline Lender hereunder. Upon the acceptance of any appointment as Swingline Lender hereunder by a successor Swingline Lender, such successor Swingline Lender shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Swingline Lender, and the retiring Swingline Lender shall be discharged from its duties and obligations in such capacity hereunder. In the event the Swingline Lender resigns, the Borrowers shall promptly repay all outstanding Swingline Loans on the effective date of such resignation (which repayment may be effectuated with the proceeds of a Borrowing).

Section 2.05. Letters of Credit.

(a)
General. Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in each case in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.05, (A) from time to time on any Business Day during the period from the Closing Date to the fifth Business Day prior to the Latest Revolving Credit Maturity Date, upon the request of the Applicable Borrower (or the Borrower Representative), to issue Letters of Credit issued on sight basis only for the account of the Parent Borrower and/or any Restricted Subsidiary (provided that a Borrower will be the applicant) and to amend or renew any Letter of Credit previously issued by it, in accordance with Section 2.05(b), and (B) to honor drafts under any Letter of Credit; provided that (1) the LC Exposure shall not at any time exceed the Letter of Credit Sublimit at such time and (2) the face amount of outstanding Letters of Credit issued by any Issuing Bank shall not exceed its Letter of Credit Commitment; and (ii) the Revolving Lenders severally agree to participate in the Letters of Credit issued pursuant to Section 2.05(d). Notwithstanding anything herein to the contrary, (1) no Issuing Bank shall have any obligation hereunder to issue, and shall not issue, any Letter of Credit the proceeds of which would be made available to any Person in any manner that would result in a violation of one or more policies of the Issuing Bank applicable to letters of credit generally and (2) no Issuing Bank shall be required to issue any Letter of Credit that is not a Standby Letter of Credit.
(b)
Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of any Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Applicable Borrower (or the Borrower Representative) shall deliver to the applicable Issuing Bank and the Administrative Agent, at least three Business Days in advance of the requested date of issuance (or such shorter period as is acceptable to the applicable Issuing Bank or, in the case of any issuance to be made on the Closing Date, one Business Day prior to the Closing Date), a Letter of Credit Request. To request an amendment, extension or renewal of an outstanding Letter of Credit, (other than any automatic extension of a Letter of Credit permitted under Section 2.05(c)) the Borrower Representative shall submit a Letter of Credit Request to the applicable Issuing Bank selected by the Borrower Representative (with a copy to the Administrative Agent) at least three Business Days in advance of the requested date of amendment, extension or renewal (or such shorter period as is acceptable to the applicable Issuing Bank), identifying the Letter of Credit to be amended, extended or renewed, and specifying the proposed date (which shall be a Business Day) and other details of the

~~WEIL\101313475\1\63232.0014~~

amendment, extension or renewal and such other information as shall be reasonably requested as necessary to issue, amend, extend or renew such Letter of Credit. If requested by the applicable Issuing Bank in connection with any request for any Letter of Credit, the Borrower Representative also shall submit a letter of credit application on such Issuing Bank’s standard form. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower Representative to, or entered into by the Borrower Representative with, the applicable Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. No Letter of Credit, letter of credit application or other document entered into by the Borrower Representative with any Issuing Bank relating to any Letter of Credit shall contain any representation or warranty, covenant or event of default not set forth in this Agreement (and to the extent any representation or warranty, covenant or event of default in any letter of credit application or any such other document is inconsistent herewith, the same shall be rendered null and void (or reformed automatically without further action by any Person to conform to the terms of this Agreement)), and all representations and warranties, covenants and events of default set forth therein shall contain standards, qualifications, thresholds and exceptions for materiality or otherwise consistent with those set forth in this Agreement (and, to the extent any representation or warranty, covenant or event of default in any letter of credit application or any such other document is inconsistent herewith, the same shall be deemed to automatically incorporate the applicable standards, qualifications, thresholds and exceptions set forth herein without action by any Person). No Letter of Credit may be issued, amended, extended or renewed unless (and, upon the issuance, amendment, extension or renewal of each Letter of Credit, the Borrower Representative shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, or renewal, the sum of (x) the aggregate outstanding principal amount of all Revolving Loans and Swingline Loans plus (y) the aggregate amount of all LC Exposure would not exceed the Total Revolving Credit Commitment. Promptly after the delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable Issuing Bank will also deliver to the Borrower Representative and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. Upon receipt of such Letter of Credit or amendment, the Administrative Agent shall notify the Revolving Lenders, in writing, of such Letter of Credit or amendment, and if so requested by a Revolving Lender, the Administrative Agent will provide such Revolving Lender with copies of such Letter of Credit or amendment.
(c)
Expiration Date.
(i)
No Standby Letter of Credit shall expire later than the earlier of (A) the date that is one year after the date of the issuance of such Standby Letter of Credit (or such later date to which the applicable Issuing Bank may agree) and (B) the date that is five Business Days prior to the Latest Revolving Credit Maturity Date; provided that any Standby Letter of Credit may provide for the automatic extension thereof for any number of additional periods of up to one year in duration (which additional periods shall not extend beyond the date referred to in the preceding clause (B) unless such Letter of Credit is subject to Letter of Credit Support).
(ii)
No Commercial Letter of Credit shall expire later than the earlier to occur of (A) 180 days after the issuance thereof (or such later date to which the applicable Issuing Bank may agree) and (B) the date that is five Business Days prior to the Latest Revolving Credit Maturity Date, unless such Letter of Credit is subject to Letter of Credit Support.
(d)
Participations. By the issuance of any Letter of Credit (or an amendment to any Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Revolving Lenders, the applicable Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Revolving Credit Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed

~~WEIL\101313475\1\63232.0014~~

by the Borrowers on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Applicable Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
(e)
Reimbursement.
(i)
If the applicable Issuing Bank makes any LC Disbursement in respect of a Letter of Credit, the Applicable Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent (or, in the case of Commercial Letters of Credit, the applicable Issuing Bank) an amount equal to such LC Disbursement not later than two Business Days following the date on which the Applicable Borrower receives written notice of such LC Disbursement; provided that the Applicable Borrower may, without satisfying the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Loan Borrowing (any such Revolving Loan Borrowing, a “Letter of Credit Reimbursement Loan”) in an equivalent amount and, to the extent so financed, the obligation of the Applicable Borrower to make such payment shall be discharged and replaced by the resulting ABR Revolving Loan Borrowing or Swingline Loan. If the Applicable Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Applicable Borrower in respect thereof and such Revolving Lender’s Applicable Revolving Credit Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Revolving Credit Percentage of the payment then due from the Applicable Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Applicable Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear.
(ii)
If any Revolving Lender fails to make available to the Administrative Agent for the account of the applicable Issuing Bank any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.05(e) by the time specified therein, such Issuing Bank shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Issuing Bank at a rate per annum equal to the greater of the NYFRB Rate from time to time in effect and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A certificate of the applicable Issuing Bank submitted to any Revolving Lender (through the Administrative Agent) with respect to any amount owing under this clause (ii) shall be conclusive absent manifest error.
(f)
Obligations Absolute. The obligation of the Applicable Borrower to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute and unconditional and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Issuing Bank under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether

~~WEIL\101313475\1\63232.0014~~

or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the obligations of the Applicable Borrower hereunder. Neither the Administrative Agent, the Revolving Lenders nor any Issuing Bank, nor any of their respective Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Issuing Bank; provided that the foregoing shall not be construed to excuse such Issuing Bank from liability to the Applicable Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Applicable Borrower to the extent permitted by applicable law) suffered by the Applicable Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence, bad faith or willful misconduct on the part of applicable Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to any document presented which appears on its face to be in substantial compliance with the terms of any Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such document without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such document if such document is not in strict compliance with the terms of such Letter of Credit.
(g)
Disbursement Procedures. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank shall promptly notify the Administrative Agent and the Borrower Representative by electronic means upon any LC Disbursement thereunder; provided that no failure to give or delay in giving such notice shall relieve the Borrowers of their obligation to reimburse such Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.
(h)
Interim Interest. If any Issuing Bank makes any LC Disbursement, then, unless the Applicable Borrower reimburses such LC Disbursement in full on the date such LC Disbursement is made, including in accordance with Section 2.05(e) above, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Applicable Borrower reimburses such LC Disbursement (or the date on which such LC Disbursement is reimbursed with the proceeds of Loans, as applicable), at the rate per annum then applicable to Initial Revolving Loans that are ABR Loans (or, to the extent of the participation in such LC Disbursement by any Revolving Lender of another Class, the rate per annum then applicable to the Revolving Loans of such other Class); provided that if the Applicable Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment and shall be payable on the date on which the Applicable Borrower is required to reimburse the applicable LC Disbursement in full (and, thereafter, on demand).
(i)
Replacement or Resignation of an Issuing Bank or Designation of New Issuing Banks. Any Issuing Bank may be replaced with the consent of the Administrative Agent (not to be unreasonably withheld or delayed) and the Borrower Representative at any time by written agreement among the Borrower Representative, the Administrative Agent and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of an Issuing Bank. At the time any such replacement becomes effective, unless otherwise agreed by the replaced Issuing Bank, the Applicable Borrower shall pay all unpaid fees accrued prior to such date for the account of the replaced Issuing Bank pursuant to Section 2.12(b)(ii). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations

~~WEIL\101313475\1\63232.0014~~

of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of any Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit; provided that, upon any replaced Issuing Bank ceasing to have any Revolving Credit Exposure (in its capacity as an Issuing Bank), such replaced Issuing Bank shall no longer be an “Issuing Bank” hereunder.
(i)
The Borrower Representative may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) and the relevant Revolving Lender, designate one or more additional Revolving Lenders to act as an issuing bank under the terms of this Agreement. Any Revolving Lender designated as an issuing bank pursuant to this paragraph (i) who agrees in writing to such designation shall be deemed to be an “Issuing Bank” (in addition to being a Revolving Lender) and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Bank and such Revolving Lender; provided that notwithstanding anything to the contrary contained herein, this Agreement may be amended solely with the consent of the Borrower Representative, the Administrative Agent and/or any Issuing Bank appointed in accordance with this Section 2.05(i) to give effect to such appointment, including any amendment to (1) determine the face amount of Letters of Credit required to be issued by such Issuing Bank and/or (2) provide that such Issuing Bank is not required to issue any Letter of Credit other than a Standby Letter of Credit.
(ii)
Notwithstanding anything to the contrary contained herein, each Issuing Bank may, upon 30 days’ prior written notice to the Borrower Representative, each other Issuing Bank and the Lenders, resign as Issuing Bank, which resignation shall be effective as of the date referenced in such notice (but in no event less than 30 days (or such later date as the relevant Issuing Bank may agree) after the delivery of such written notice); provided that (A) the effectiveness of such resignation shall be conditioned on and subject to the appointment of a replacement Issuing Bank reasonably satisfactory to the Borrower Representative who agrees to assume the obligation of the resigning Issuing Bank to issue Letters of Credit hereunder, and no such resignation shall become effective unless and until such replacement Issuing Bank has accepted such appointment and agreed to assume such obligation on terms acceptable to the Borrower Representative and (B) it is understood and agreed that in the event of any such resignation, any Letter of Credit then outstanding shall remain outstanding (irrespective of whether any amounts have been drawn at such time). Upon the delivery of such notice, such Issuing Bank shall remain a party hereto and shall continue to have all the rights of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit; provided that, upon any replaced Issuing Bank ceasing to have any Revolving Credit Exposure (in its capacity as an Issuing Bank), such replaced Issuing Bank shall no longer be an “Issuing Bank” hereunder. In the event of any such resignation of any Issuing Bank, the Borrower Representative shall be entitled, but shall not be obligated, to appoint another Revolving Lender that is willing, in its sole discretion to accept such appointment in writing as successor Issuing Bank; it being understood that the resignation of any such Issuing Bank shall not be effective in the event of a failure to appoint any such successor Issuing Bank and/or a failure of any Revolving Lender to accept such appointment as Issuing Bank. Upon the acceptance of any appointment as Issuing Bank hereunder, the successor Issuing Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Issuing Bank, and the retiring Issuing Bank shall be discharged from its duties and obligations in such capacity hereunder.
(j)
Cash Collateralization.
(i)
If any Event of Default exists and the Loans have been declared due and payable in accordance with Article 7 hereof, then on the Business Day following the date on which the Borrower

~~WEIL\101313475\1\63232.0014~~

Representative receives notice from the Administrative Agent (at the direction of the Required Revolving Lenders) demanding the deposit of Cash collateral pursuant to this paragraph (j), the Applicable Borrower shall deposit (or shall cause to be deposited), in an interest-bearing account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders (the “LC Collateral Account”), an amount in Cash equal to 100% of the LC Exposure as of such date (minus the amount then on deposit in the LC Collateral Account); provided that the obligation to deposit such Cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in Section 7.01(f) or 7.01(g).
(ii)
Any such deposit under clause (i) above shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations in accordance with the provisions of this paragraph (j). The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account, and the Applicable Borrower hereby grants the Administrative Agent, for the benefit of the Secured Parties, a first priority security interest in the LC Collateral Account. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Applicable Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of the Required Revolving Lenders) be applied to satisfy other Secured Obligations. If the Applicable Borrower is required to provide an amount of Cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (together with all interest and other earnings with respect thereto, to the extent not applied as aforesaid) shall be returned to the Applicable Borrower promptly (but in no event later than three Business Days) after such Event of Default has been cured or waived.
(k)
Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Restricted Subsidiary, or states that a Restricted Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of any Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such subsidiary in respect of such Letter of Credit, the Applicable Borrower (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Applicable Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such subsidiary in respect of such Letter of Credit. The Applicable Borrower hereby acknowledges that the issuance of such Letters of Credit for its Restricted Subsidiaries inures to the benefit of the Applicable Borrower, and that the Applicable Borrower’s business derives substantial benefits from the businesses of such Restricted Subsidiaries.
(l)
Issuing Bank Agreements. Each Issuing Bank agrees that, unless otherwise requested by the Administrative Agent, such Issuing Bank shall report in writing to the Administrative Agent (i) on or prior to each Business Day on which such Issuing Bank expects to issue, amend, renew or extend any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the aggregate face amount of the Letters of Credit to be issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension occurred (and whether the amount thereof changed), (ii) on each Business Day on which such Issuing Bank pays any amount in respect of one or more drawings under Letters of Credit, the date of such payment(s) and the amount of such payment(s), (iii) on any Business Day on which the Applicable Borrower fails to reimburse any amount required to be reimbursed to such Issuing Bank on such day, the date of

~~WEIL\101313475\1\63232.0014~~

such failure and the amount and currency of such payment in respect of Letters of Credit and (iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request.

Section 2.06. [Reserved].

Section 2.07. Funding of Borrowings.

(a)
Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m. to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s respective Applicable Percentage; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Applicable Borrower by promptly crediting the amounts so received on the same Business Day, in like funds, to the account designated in the relevant Borrowing Request or as otherwise directed by the Applicable Borrower (or the Borrower Representative); provided that ABR Revolving Loans made to finance the reimbursement of any LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.
(b)
Unless the Administrative Agent has received notice from any Lender that such Lender will not make available to the Administrative Agent such Lender’s share of any Borrowing prior to the proposed date of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Applicable Borrower a corresponding amount. In such event, if any Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Applicable Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Applicable Borrower, the interest rate applicable to Loans comprising such Borrowing at such time. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing and the obligation of the Applicable Borrower to repay the Administrative Agent such corresponding amount pursuant to this Section 2.07(b) shall cease. If the Applicable Borrower pays such amount to the Administrative Agent, the amount so paid shall constitute a repayment of such Borrowing by such amount. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or any Borrower or any other Loan Party may have against any Lender as a result of any default by such Lender hereunder.

Section 2.08. Type; Interest Elections.

(a)
Each Borrowing shall initially be of the Type specified in the applicable Borrowing Request and (i) in the case of any Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request and (ii) in the case of any RFR Borrowing, shall have an initial Interest Payment Date as specified in such Borrowing Request. Thereafter, the Borrower Representative may elect to convert any Borrowing to a Borrowing of a different Type or to continue such Borrowing and (A) in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor and (B) in the case of any RFR Borrowing, may elect Interest Payment Dates therefor, all as provided in this Section. The Borrower Representative may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders based upon their Applicable Percentages and the Loans comprising each

~~WEIL\101313475\1\63232.0014~~

such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Loans, which may not be converted or continued.
(b)
To make an election pursuant to this Section, the Borrower Representative shall deliver an Interest Election Request, appropriately completed and signed by a Responsible Officer of the Applicable Borrower (or the Borrower Representative), to the Administrative Agent in accordance with Section 2.03.
(c)
If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Applicable Borrower (or the Borrower Representative) shall be deemed to have selected an Interest Period of one month’s duration.
(d)
Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
(e)
If the Applicable Borrower (or the Borrower Representative) fails to deliver (or cause to be delivered) a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, (i) such Borrowing shall be converted at the end of such Interest Period to a Term Benchmark Borrowing with an Interest Period of one month and (ii) otherwise, such Borrowing shall be converted to an ABR Borrowing.

Section 2.09. Termination and Reduction of Commitments.

(a)
Unless previously terminated, (i) the Initial Term Loan Commitments on the Closing Date shall automatically terminate upon the making of the Initial Term Loans on the Closing Date, (ii) the Amendment No. 1 Refinancing Term Loan Commitments on the Amendment No. 1 Effective Date shall automatically terminate upon the making of the Amendment No. 1 Refinancing Term Loans on the Amendment No. 1 Effective Date, (iii) the Initial Revolving Credit Commitment shall automatically terminate on the Initial Revolving Credit Maturity Date, (~~iii~~iv) the Additional Term Loan Commitments of any Class shall terminate as provided in the applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment and (~~iv~~v) the Additional Revolving Credit Commitments of any Class shall automatically terminate on the Maturity Date specified therefor in the applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment, as applicable.
(b)
Upon delivery of the notice required by Section 2.09(c), the Borrower Representative may at any time terminate or from time to time reduce the Revolving Credit Commitments of any Class; provided that (i) each reduction of the Revolving Credit Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (ii) the Borrower Representative shall not terminate or reduce the Revolving Credit Commitments of any Class if, after giving effect to any concurrent prepayment of Revolving Loans and Swingline Loans and/or the provision of Letter of Credit Support with respect to any outstanding Letter of Credit, the aggregate amount of the Revolving Credit Exposure attributable to the Revolving Credit Commitments of such Class would exceed the aggregate amount of the Revolving Credit Commitments of such Class; provided that, after the establishment of any Class of Additional Revolving Credit Commitments, any such termination or reduction of the Revolving Credit Commitments of any Class shall be subject to the provisions set forth in Section 2.22, 2.23 and/or 9.02, as applicable.
(c)
The Borrower Representative shall notify the Administrative Agent of any election to terminate or reduce any Revolving Credit Commitment under Section 2.09(b) in writing at least three Business Days prior to the effective date of such termination or reduction (or such later date to which the Administrative Agent may agree), specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Revolving Lenders of each applicable Class of the contents thereof. Each notice delivered by the Borrower Representative pursuant to this Section shall be irrevocable; provided that any such notice may state that it is conditioned upon the effectiveness of other transactions or other events, in which case such notice may be revoked by the Borrower Representative (by written notice to the

~~WEIL\101313475\1\63232.0014~~

Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of any Revolving Credit Commitment pursuant to this Section 2.09 shall be permanent. Upon any reduction of any Revolving Credit Commitment, the Revolving Credit Commitment of each Revolving Lender of the relevant Class shall be reduced by such Revolving Lender’s Applicable Percentage of the amount of such reduction.

Section 2.10. Repayment of Loans; Evidence of Debt.

(a)
(i) The Parent Borrower hereby unconditionally promises to repay the outstanding principal amount of the ~~Initial~~Amendment No. 1 Refinancing Term Loans to the Administrative Agent for the ratable account of each ~~Initial~~ Term Lender holding Amendment No. 1 Refinancing Term Loans (A) on each Scheduled Payment Date (commencing June 30, 2026) prior to the Initial Term Loan Maturity Date (each such date being referred to as a “Loan Installment Date”), in each case, in an aggregate amount equal to 0.25% of the original principal amount of the ~~Initial~~Amendment No. 1 Refinancing Term Loans outstanding on the ~~Closing~~Amendment No. 1 Effective Date (as such payments may be reduced from time to time as a result of the application of any prepayment in accordance with Section 2.11 and/or any repurchase or assignment in accordance with Section 9.05(g) or increased as a result of any increase in the amount of such ~~Initial~~Amendment No. 1 Refinancing Term Loans pursuant to Section 2.22(a)), and (B) on the Initial Term Loan Maturity Date, in an amount equal to the remainder of the principal amount of such ~~Initial~~Amendment No. 1 Refinancing Term Loans outstanding on such date, together, in each case, with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.
(ii)
The Parent Borrower shall repay the Additional Term Loans of any Class in such scheduled amortization installments and on such date or dates as shall be specified therefor in the applicable Refinancing Amendment, Incremental Facility Amendment or Extension Amendment (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 or repurchases in accordance with Section 9.05(g) or increased as a result of any increase in the amount of such Additional Term Loans of such Class pursuant to Section 2.22(a)).
(b)
(i) The Applicable Borrower hereby unconditionally promises to pay (A) to the Administrative Agent for the account of each Initial Revolving Lender, the then-unpaid principal amount of the Initial Revolving Loans of such Lender on the Initial Revolving Credit Maturity Date, (B) to the Administrative Agent for the account of each Additional Revolving Lender, the then-unpaid principal amount of each Additional Revolving Loan of such Additional Revolving Lender on the Maturity Date applicable thereto and (C) to the Swingline Lender, the then unpaid principal amount of each Swingline Loan on the Latest Revolving Credit Maturity Date.
(ii)
On the Maturity Date applicable to the Revolving Credit Commitments of any Class, the Applicable Borrower shall (A) cancel and return outstanding Letters of Credit (or alternatively, with respect to any outstanding Letter of Credit, provide Letter of Credit Support with respect thereto), in each case to the extent necessary so that, after giving effect thereto, the aggregate amount of the Revolving Credit Exposure attributable to the Revolving Credit Commitments of any other Class does not exceed the Revolving Credit Commitments of such other Class then in effect, (B) prepay Swingline Loans to the extent necessary so that, after giving effect thereto, the aggregate amount of the Revolving Credit Exposure attributable to the Revolving Credit Commitments of any other Class shall not exceed the Revolving Credit Commitments of such other Class then in effect and (C) make payment in full in accordance with Section 2.18 of all accrued and unpaid fees and all reimbursable expenses and other Obligations with respect to the Revolving Facility of the applicable Class then due, together with accrued and unpaid interest (if any) thereon.
(c)
Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Applicable Borrower to such Lender resulting from each Loan made by such

~~WEIL\101313475\1\63232.0014~~

Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(d)
The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Applicable Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders or the Issuing Banks and each Lender’s or Issuing Bank’s share thereof.
(e)
The entries made in the accounts maintained pursuant to paragraphs (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein (absent manifest error); provided that (i) the failure of any Lender or the Administrative Agent to maintain such accounts or any manifest error therein shall not in any manner affect the obligation of the Applicable Borrower to repay the Loans in accordance with the terms of this Agreement, (ii) in the event of any inconsistency between the accounts maintained by the Administrative Agent pursuant to paragraph (d) of this Section and any Lender’s records, the accounts of the Administrative Agent shall govern and (iii) in the event of any inconsistency between the Register and any other account maintained by the Administrative Agent, the Register shall govern absent manifest error.
(f)
Any Lender may request that any Loan made by it be evidenced by a Promissory Note. In such event, the Applicable Borrower shall prepare, execute and deliver a Promissory Note to such Lender payable to such Lender and its registered permitted assigns; it being understood and agreed that such Lender (and/or its applicable permitted assign) shall be required to return such Promissory Note to the Borrower Representative in accordance with Section 9.05(b)(iii) and upon the occurrence of the Termination Date (or as promptly thereafter as practicable).
(g)
If any Lender (and/or its applicable assign) loses the original copy of its Promissory Note, such Lender (or its applicable assign) shall execute an affidavit of loss containing an indemnification provision that is reasonably satisfactory to the Borrower Representative (which obligation shall survive the Termination Date, if applicable).

Section 2.11. Prepayment of Loans.

(a)
Optional Prepayments.
(i)
Upon prior notice in accordance with paragraph (a)(iii) of this Section, the Parent Borrower shall have the right at any time and from time to time to prepay any Borrowing of Term Loans of one or more Classes (such Class or Classes to be selected by the Borrower Representative in its sole discretion) in whole or in part without premium or penalty (but subject (A) in the case of Borrowings of ~~Initial~~Amendment No. 1 Refinancing Term Loans only, to Section 2.12(f) and (B) if applicable, to Section 2.16). Each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages of the relevant Class.
(ii)
Upon prior notice in accordance with paragraph (a)(iii) of this Section, the Applicable Borrower shall have the right at any time and from time to time to prepay any Borrowing of Revolving Loans of any Class and/or any Borrowing of Swingline Loans, in whole or in part without premium or penalty (but subject to Section 2.16); provided that (A) after the establishment of any Class of Additional Revolving Loans, any such prepayment of any Borrowing of Revolving Loans of any Class shall be subject to the provisions set forth in Section 2.22, 2.23 and/or 9.02, as applicable and (B) no Borrowing of Revolving Loans may be prepaid unless all Swingline Loans then outstanding, if any, are prepaid concurrently therewith. Each such prepayment shall be paid to the Revolving Lenders in accordance with their respective Applicable Percentages of the relevant Class.

~~WEIL\101313475\1\63232.0014~~

(iii)
The Borrower Representative shall notify the Administrative Agent (and, in the case of a prepayment of a Swingline Loan, the Swingline Lender) in writing of any prepayment under this Section 2.11(a) (i) in the case of any prepayment of any Term Benchmark Borrowing, not later than 1:00 p.m. three Business Days before the date of prepayment, (ii) in the case of any prepayment of any RFR Borrowing, not later than 1:00 p.m. three Business Days before the date of prepayment, (iii) in the case of any prepayment of an ABR Borrowing, not later than 11:00 a.m., on the date of prepayment or (iv) in the case of any prepayment of any Swingline Loan Borrowing, not later than 1:00 p.m. on the date of prepayment (or, in each case, such later time to which the Administrative Agent may reasonably agree). Each such notice shall be irrevocable (except as set forth in the proviso to this sentence) and shall specify the prepayment date and the principal amount of each Borrowing or portion or each relevant Class to be prepaid; provided that any notice of prepayment delivered by the Borrower Representative may be conditioned upon the effectiveness of other transactions or other events, in which case such notice may be revoked by the Borrower Representative (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Promptly following receipt of any such notice relating to any Borrowing, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount at least equal to the amount that would be permitted in the case of a Borrowing of the same Type and Class as provided in Section 2.02(c), or such lesser amount that is then outstanding with respect to such Borrowing being repaid (and in increments of $100,000 in excess thereof or such lesser incremental amount that is then outstanding with respect to such Borrowing being repaid). Each prepayment of Term Loans shall be applied to the Class or Classes of Term Loans specified in the applicable prepayment notice, and each prepayment of Term Loans of such Class or Classes made pursuant to this Section 2.11(a) shall be applied against the remaining scheduled installments of principal due in respect of the Term Loans of such Class or Classes in the manner specified by the Borrower Representative or, in the absence of any such specification on or prior to the date of the relevant optional prepayment, in direct order of maturity.
(b)
Mandatory Prepayments.
(i)
No later than the fifth Business Day after the date on which the financial statements with respect to each Fiscal Year of the Parent Borrower are required to be delivered pursuant to Section 5.01(b), commencing with the Excess Cash Flow Period ending on or about June 30, 2027, the Borrowers shall prepay the outstanding principal amount of Term Loans then subject to ratable prepayment requirements (the “Subject Loans”) in accordance with clause (vi) of this Section 2.11(b) in an aggregate amount (the “ECF Prepayment Amount”) equal to (x) the Required Excess Cash Flow Percentage of Excess Cash Flow for the Excess Cash Flow Period then ended, minus (y) at the option of the Borrower Representative:
(A)
(1) the aggregate principal amount of any optional prepayment, repurchase or redemption of any First Lien Debt (and, in the case of any such First Lien Debt constituting revolving indebtedness, to the extent accompanied by a permanent reduction in the applicable revolving commitment) prior to the date that the applicable prepayment is due and (2) the aggregate principal amount of any optional prepayment, repurchase or redemption of any Junior Lien Debt (and, in the case of any such Junior Lien Debt constituting revolving indebtedness, to the extent accompanied by a permanent reduction in the applicable revolving commitments) prior to the date that the applicable prepayment is due, in each case of the foregoing clauses (1) and (2), excluding any such optional prepayment, repurchase or redemption made prior to the date on which such prepayment is due that reduced the amount required to be prepaid pursuant to this Section 2.11(b)(i) with respect to any prior Excess Cash Flow Period;
(B)
the amount of any reduction in the outstanding principal amount of any Term Loan, any other First Lien Debt and/or any Junior Lien Debt resulting from any assignment to (and/or purchase by) the Parent Borrower or any Restricted Subsidiary of any such

~~WEIL\101313475\1\63232.0014~~

Indebtedness (and, in the case of any such Indebtedness constituting revolving indebtedness, to the extent accompanied by a permanent reduction in the applicable revolving commitments) prior to the date that the applicable prepayment is due, in each case, to the extent of the amount paid in Cash by the Parent Borrower or the applicable Restricted Subsidiary in connection with the relevant assignment and/or purchase, excluding any such assignment and/or purchase made prior to the date that the applicable prepayment is due that reduced the amount required to be prepaid pursuant to this Section 2.11(b)(i) with respect to any prior Excess Cash Flow Period; and
(C)
the amount of any Capital Expenditure, Investment, Restricted Payment, Restricted Debt Payment and/or cash payment in respect of any tax liability amount and/or any make-whole amount owing in connection with any Indebtedness and/or any other contractual cash payment, in each case (1) made during such Fiscal Year or after such Fiscal Year but prior to the date that the applicable prepayment is due, (2) contractually committed during such Fiscal Year (or after such Fiscal Year but prior to the date that the applicable prepayment is due) to be made during the immediately succeeding Fiscal Year or (3) in the case of Capital Expenditures, budgeted to be made during the Fiscal Year immediately succeeding such Excess Cash Flow Period, in each case, excluding any such amount that (x) is actually applied during such Fiscal Year and (y) reduced the amount required to be prepaid pursuant to this Section 2.11(b)(i) with respect to any prior Excess Cash Flow Period; provided that (I) in the case of clauses (C)(2) and (C)(3), to the extent the aggregate amount actually utilized to finance such committed or budgeted amount during the immediately succeeding Fiscal Year is less that the contractually committed or budgeted amount deducted therefor pursuant to clauses (C)(2) or (C)(3), as applicable, the amount of the resulting shortfall shall be added to the calculation of Excess Cash Flow for the next succeeding Excess Cash Flow Period and (II) clauses (A), (B) and (C) above shall not apply to the extent the relevant amount was financed with the proceeds of long-term funded Indebtedness (other than revolving Indebtedness); provided, further, that:
(I)
no prepayment under this Section 2.11(b)(i) shall be required unless the amount thereof for any Excess Cash Flow Period exceeds $47,750,000 (the “De Minimis ECF Threshold”) as of the last day of the most recently ended Test Period; it being understood that (x) only the amount in excess of the De Minimis ECF Threshold shall be required to be applied to make a prepayment in accordance with this Section 2.11(b)(i) and (y) if the amount of any required prepayment pursuant to this Section 2.11(b)(i) (without giving effect to the De Minimis ECF Threshold) for any Excess Cash Flow Period is less than the De Minimis ECF Threshold for such Excess Cash Flow Period, an amount equal to (X) the De Minimis ECF Threshold for such Excess Cash Flow Period minus (Y) the amount of the required prepayment (without giving effect to the De Minimis ECF Threshold) pursuant to this Section 2.11(b)(i) for such Excess Cash Flow Period shall be applied to increase the De Minimis ECF Threshold in the immediately succeeding Excess Cash Flow Period (which, for the avoidance of doubt, may then be carried forward to succeeding Excess Cash Flow Periods to the extent unutilized); it being understood and agreed for the avoidance of doubt that if the amount of any required payment with respect to any Excess Cash Flow period is $0, 100% of the De Minimis ECF Threshold shall be carried forward in accordance with the provisions of this sentence
(II)
if at the time that any such prepayment would be required, the Parent Borrower (or any Restricted Subsidiary of the Parent Borrower) is also required to prepay or repurchase (or offer to prepay or repurchase) any First Lien Debt of the type described in clause (b) of the definition thereof (such Indebtedness required to be so prepaid or offered to be so repurchased, “Other Applicable Indebtedness”) with any portion of the ECF Prepayment Amount, then the Borrowers may apply (or cause to

~~WEIL\101313475\1\63232.0014~~

be applied) such portion of the ECF Prepayment Amount on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Subject Loans and such Other Applicable Indebtedness (or, if such Other Applicable Indebtedness is issued with original issue discount, the accreted amount thereof) at such time); provided that (X) the portion of such ECF Prepayment Amount that is allocated to any Other Applicable Indebtedness shall not exceed the portion of such ECF Prepayment Amount that is required to be allocated to such Other Applicable Indebtedness pursuant to the terms of the documentation governing such Other Applicable Indebtedness, and the remaining amount, if any, of such ECF Prepayment Amount shall be allocated to the prepayment of the Subject Loans in accordance with the provisions of this Section 2.11(b)(i) and to the prepayment of any Other Applicable Indebtedness such that the amount of the prepayment of the Subject Loans that would have otherwise been required pursuant to this Section 2.11(b)(i) shall be reduced accordingly, (Y) to the extent the holders of any Other Applicable Indebtedness decline to have such Indebtedness prepaid or repurchased, the declined amount shall promptly (and in any event within 10 Business Days after the date of such rejection) be applied to prepay the Subject Loans and any other relevant Other Applicable Indebtedness with a corresponding requirement on a pro rata basis (determined in a manner consistent with that set forth in the first proviso of this clause (II)) in accordance with the terms hereof and (Z) if any Term Lender or any holder of such Other Applicable Indebtedness declines any prepayment contemplated by clause (Y), the Parent Borrower may retain the amount of the relevant declined payment and/or apply the same in a manner not prohibited by this Agreement; and
(III)
to the extent the ECF Prepayment Amount for any Excess Cash Flow Period, after giving effect to all deductions and credits (including any deduction of the types described in clauses (A) through (C) above) applicable thereto, is a negative amount, such negative amount may be carried forward to reduce the required ECF Prepayment Amount with respect to any future Excess Cash Flow Period selected by the Borrower Representative in its sole discretion.
(ii)
No later than the fifth Business Day following the receipt of Net Proceeds in respect of any Prepayment Asset Sale or Net Insurance/Condemnation Proceeds, in each case, in excess of the greater of $47,750,000 and 25% of Consolidated Adjusted EBITDA for the most recently ended Test Period (the “De Minimis Proceeds Threshold”) in any Fiscal Year (any such Net Proceeds and/or Net Insurance/Condemnation Proceeds received in an amount in any Fiscal Year not in excess of the De Minimis Proceeds Threshold, “De Minimis Proceeds”), the Parent Borrower shall apply (or cause to be applied) an amount equal to the Required Net Proceeds Percentage of such Net Proceeds or Net Insurance/Condemnation Proceeds received with respect thereto in excess of the De Minimis Proceeds Threshold applicable in such Fiscal Year (collectively, the “Subject Proceeds”) to prepay the outstanding principal amount of, and accrued interest on, the Subject Loans in accordance with clause (vi) below; provided that:
(A)
it is understood that (1) no prepayment under this Section 2.11(b)(ii) shall be required unless the amount of Net Proceeds in respect of any Prepayment Asset Sale or Net Insurance/Condemnation Proceeds received in any Fiscal Year exceeds the De Minimis Proceeds Threshold and (2) only the amount in excess of the De Minimis Proceeds Threshold in any Fiscal Year shall be required to be applied in accordance with this Section 2.11(b)(ii);
(B)
other than with respect to the Net Proceeds of any Disposition consummated in reliance on Section 6.07(h)(i)(B), if prior to the date on which any such prepayment is required to be made, the Borrower Representative elects to reinvest an amount equal to (or less than) the amount of the applicable Subject Proceeds (the “Subject Proceeds Reinvestment

~~WEIL\101313475\1\63232.0014~~

Amount”) in the business of the Parent Borrower and/or any Restricted Subsidiary (other than an investment in Cash or Cash Equivalents), then the Borrowers shall not be required to make a mandatory prepayment under this clause (ii) in respect of the applicable Subject Proceeds Reinvestment Amount to the extent (1) the applicable Subject Proceeds Reinvestment Amount is so reinvested within 18 months following receipt thereof, or (2) the Parent Borrower or any Restricted Subsidiary has committed to so reinvest the applicable Subject Proceeds Reinvestment Amount during such 18-month period and the applicable Subject Proceeds Reinvestment Amount is so reinvested within 6 months after the expiration of such 18-month period (the “Reinvestment Period”); it being understood that (x) if the applicable Subject Proceeds Reinvestment Amount has not been so reinvested prior to the expiration of the applicable period, the Borrowers shall promptly prepay the Subject Loans with the amount of applicable Subject Proceeds Reinvestment Amount not so reinvested as set forth above (without regard to the immediately preceding proviso) and (y) any reinvestment made by the Parent Borrower or its applicable subsidiary (up to an amount equal to the Subject Proceeds Reinvestment Amount) after the earliest to occur of (i) the date that is 180 days prior to the event giving rise to the receipt of such Net Proceeds or Net Insurance/Condemnation Proceeds, (ii) the date on which the definitive agreement for the applicable Disposition was executed and (iii) the date on which the Borrower Representative delivers notice to the Administrative Agent of a pending Disposition (but prior to the date on which the Parent Borrower and/or any subsidiary receives the Net Proceeds in respect of any Prepayment Asset Sale or Net Insurance/Condemnation Proceeds) may, at the election of the Borrower Representative, be deemed to constitute a reinvestment of the applicable Subject Proceeds Reinvestment Amount in compliance with, and in satisfaction of the obligations under, this clause (B); it being understood that, if the Subject Proceeds Reinvestment Amount has not been so reinvested prior to the expiration of the Reinvestment Period, then the remainder of such Subject Proceeds shall be deemed to be “received” on the first Business Day after the expiration of the Reinvestment Period, and the Parent Borrower shall prepay the Subject Loans in compliance with this Section 2.11(b)(ii) (without giving effect to the De Minimis Proceeds Threshold, the Required Net Proceeds Percentage and this clause (B) but giving effect to any reallocation of basket usage by the Borrower Representative pursuant to Section 1.11 on or prior to the date thereof); and
(C)
if, at the time that any such prepayment would be required hereunder, the Parent Borrower or any of its Restricted Subsidiaries is required to repay or repurchase any Other Applicable Indebtedness (or offer to prepay or repurchase any Other Applicable Indebtedness), then the relevant Person may apply the Subject Proceeds on a pro rata basis to the prepayment of the Subject Loans and to the repurchase or repayment of such Other Applicable Indebtedness (determined on the basis of the aggregate outstanding principal amount of the Subject Loans and such Other Applicable Indebtedness (or, if such Other Applicable Indebtedness is issued with original issue discount, the accreted amount thereof) at such time); provided that (1) the portion of the Subject Proceeds allocated to any Other Applicable Indebtedness shall not exceed the amount of the Subject Proceeds that is required to be allocated to such Other Applicable Indebtedness pursuant to the terms of the documentation governing such Other Applicable Indebtedness, and the remaining amount, if any, of such Subject Proceeds shall be allocated to the prepayment of the Subject Loans in accordance with the provisions of this Section 2.11(b)(i) and to the prepayment of any Other Applicable Indebtedness such that the amount of the prepayment of the Subject Loans that would have otherwise been required pursuant to this Section 2.11(b)(ii) shall be reduced accordingly, (2) to the extent the holders of the Other Applicable Indebtedness decline to have such Indebtedness prepaid or repurchased, the declined amount shall promptly (and in any event within 10 Business Days after the date of such rejection) be applied to prepay the Subject Loans in accordance with the terms hereof and any other relevant Other Applicable Indebtedness with a corresponding requirement on a pro rata basis (determined in a manner consistent with that set forth in this clause (C)) and (3) if any Term Lender or holder of such

~~WEIL\101313475\1\63232.0014~~

Other Applicable Indebtedness declines any prepayment contemplated by clause (2) above, the Parent Borrower may retain the amount of the relevant declined prepayment and/or apply the same in a manner not prohibited by this Agreement.
(iii)
In the event that the Parent Borrower or any of its Restricted Subsidiaries receives Net Proceeds from the issuance or incurrence of Indebtedness by the Parent Borrower or any of its Restricted Subsidiaries (other than Indebtedness that is permitted to be incurred under Section 6.01, except to the extent the relevant Indebtedness constitutes (A) Refinancing Indebtedness (including Replacement Debt) incurred to refinance all or a portion of any Class of Term Loans pursuant to Section 6.01(p), (B) Incremental Loans incurred in reliance on clause (b) of the definition of “Incremental Cap” to refinance all or a portion of any Class of Term Loans pursuant to Section 2.22, (C) Replacement Term Loans incurred to refinance all or any portion of any Class of Term Loans in accordance with the requirements of Section 9.02(c) and/or (D) Incremental Equivalent Debt incurred in reliance on clause (b) of the definition of “Incremental Cap” to refinance all or a portion of the Loans in accordance with the requirements of the definition thereof, in each case to the extent required by the terms thereof to prepay or offer to prepay such Indebtedness), the Borrowers shall, promptly upon (and in any event not later than two Business Days) after the receipt of such Net Proceeds by the Parent Borrower or its applicable Restricted Subsidiary, apply (or cause to be applied) an amount equal to 100% of such Net Proceeds to prepay the outstanding principal amount of the relevant Class or Classes of Term Loans in accordance with clause (vi) below; provided that it is understood and agreed that neither the Parent Borrower nor any Restricted Subsidiary shall be deemed to have “received” the Net Proceeds of any Indebtedness that is funded into Escrow until such Net Proceeds are released to the Parent Borrower or such Restricted Subsidiary from Escrow.
(iv)
Notwithstanding anything in this Section 2.11(b) to the contrary:
(A)
the Borrowers shall not be required to prepay (or cause to be prepaid) any amount that would otherwise be required to be paid pursuant to Sections 2.11(b)(i) or (ii) above to the extent that the relevant Excess Cash Flow is generated by any Foreign Subsidiary or any Domestic Subsidiary of any Foreign Subsidiary (any such Person, a “Specified Subsidiary”) or the relevant Prepayment Asset Sale is consummated by any Specified Subsidiary or the relevant Net Insurance/Condemnation Proceeds are received by any Specified Subsidiary, as the case may be, if, at the time the relevant prepayment would be required, the Borrower Representative determines in good faith that repatriation and/or other transfer to the Borrowers of any such amount would be prohibited, restricted or delayed under any Requirement of Law (including for the avoidance of doubt, any Requirement of Law relating to financial assistance, corporate benefit, thin capitalization, capital maintenance and similar legal principles, restrictions on “upstreaming” and/or “cross-streaming” of Cash within a group and Requirements of Law relating to the fiduciary and/or statutory duties of the directors (or equivalent Persons) of the Parent Borrower and/or any of its Restricted Subsidiaries) or would conflict with the fiduciary and/or statutory duties of such Specified Subsidiary’s directors (or equivalent Persons), or result in, or could, in the good faith determination of the Borrower Representative, reasonably be expected to result in, a material risk of personal or criminal liability for any officer, director, employee, manager, member of management or consultant of such Specified Subsidiary then, at the election of the Borrower Representative, the Borrowers shall not be required to prepay (or cause to be prepaid) any amount that would otherwise be required to be paid pursuant to Sections 2.11(b)(i) or (ii) above;
(B)
the Borrowers shall not be required to prepay (or cause to be prepaid) any amount that would otherwise be required to be paid pursuant to Sections 2.11(b)(i) or (ii) to the extent that the relevant Excess Cash Flow is generated by any joint venture or the relevant Subject Proceeds are received by any joint venture, in each case, if, at the time the relevant prepayment would be required, the Borrower Representative determines in good faith that the

~~WEIL\101313475\1\63232.0014~~

distribution and/or other transfer to the Borrowers of such Excess Cash Flow or Subject Proceeds would be prohibited under the Organizational Documents (or any relevant shareholders’ or similar agreement) governing such joint venture;
(C)
if, at the time the relevant prepayment would be required, the Borrower Representative determines in good faith that the repatriation (or other intercompany distribution or transfer) to the Parent Borrower, directly or indirectly, from a Specified Subsidiary as a distribution or dividend (or other intercompany transfer) of any amount required to mandatorily prepay the Term Loans pursuant to Sections 2.11(b)(i) or (ii) above could reasonably be expected to result in a material and adverse Tax liability (including any withholding Tax) being incurred by the Parent Borrower, any Parent Company and/or any Restricted Subsidiary (such amount, a “Restricted Amount”), the amount that the Parent Borrower is required to mandatorily prepay pursuant to Sections 2.11(b)(i), (ii) or (iii) above, as applicable, shall be reduced by the Restricted Amount; and
(D)
the Parent Borrower shall not be required to prepay any amount that would otherwise be required to be paid pursuant to Sections 2.11(b)(i) or (ii) to the extent that the relevant Excess Cash Flow is generated by any Foreign Subsidiary that is not a Loan Party or the relevant Subject Proceeds are received by any Foreign Subsidiary that is not a Loan Party, in each case, if, at the time the relevant prepayment would otherwise be required, the Borrower Representative determines in good faith that the distribution to the Parent Borrower of such Excess Cash Flow or Subject Proceeds would be prohibited under an agreement governing Indebtedness that is permitted pursuant to Section 6.05 by which such Foreign Subsidiary is bound.
(v)
Any Term Lender may elect, by notice to the Administrative Agent at or prior to the time and in the manner specified by the Administrative Agent (it being understood and agreed that the Administrative Agent may specify a time for a response by the Term Lenders that is later than the applicable time required for prepayment specified in this Section 2.11(b) and accordingly may extend the time required for prepayment), prior to any prepayment of Term Loans required to be made by the Parent Borrower pursuant to this Section 2.11(b), to decline all (but not a portion) of its Applicable Percentage of such prepayment (such declined amounts, the “Declined Proceeds”); provided that (A) in the event that any Term Lender elects to decline (or otherwise waives) receipt of such Declined Proceeds the remaining amount thereof may be retained by the Borrowers and (B) for the avoidance of doubt, no Lender may reject any prepayment made under Section 2.11(b)(iii) above to the extent that such prepayment is made with the Net Proceeds of (1) Refinancing Indebtedness (including Replacement Debt) incurred in reliance on clause (b) of the definition of “Incremental Cap” to refinance all or a portion of the Term Loans pursuant to Section 6.01(p), (2) Incremental Loans incurred to refinance all or a portion of the Term Loans pursuant to Section 2.22, (3) Replacement Term Loans incurred to refinance all or any portion of the Term Loans in accordance with the requirements of Section 9.02(c) and/or (4) Incremental Equivalent Debt incurred in reliance on clause (b) of the definition of “Incremental Cap” to refinance all or a portion of the Loans in accordance with the requirements of the definition thereof. If any Lender fails to deliver a notice to the Administrative Agent of its election to decline receipt of its Applicable Percentage of any mandatory prepayment within the time frame specified by the Administrative Agent, such failure will be deemed to constitute an acceptance of such Lender’s Applicable Percentage of the total amount of such mandatory prepayment of Term Loans.

~~WEIL\101313475\1\63232.0014~~

(vi)
Except as otherwise contemplated by this Agreement or provided in, or intended with respect to, any Refinancing Amendment, any Incremental Facility Amendment, any Extension Amendment or any Replacement Debt (provided that such Refinancing Amendment, Incremental Facility Amendment or Extension Amendment may not, without the consent of the requisite Lenders in accordance with Section 9.02, provide that the applicable Class of Term Loans receive a greater than pro rata portion of mandatory prepayment of Term Loans pursuant to Section 2.11(b) than would otherwise be permitted by this Agreement), in each case effectuated or issued in a manner consistent with this Agreement, each prepayment of Term Loans pursuant to Section 2.11(b) shall be allocated to prepay any Class of Term Loans as directed by the Parent Borrower or, in the absence of such direction, ratably to each Class of Term Loans then outstanding that is pari passu with the ~~Initial~~Amendment No. 1 Refinancing Term Loans in right of payment and with respect to security (provided that any prepayment of Term Loans made with the Net Proceeds of any Incremental Term Facility incurred in reliance on clause (b) of the definition of “Incremental Cap” to extend the Maturity Date of all or any portion of any Class of Term Loans pursuant to Section 2.22, Incremental Equivalent Debt incurred in reliance on clause (b) of the definition of “Incremental Cap” to extend the Maturity Date of all or any portion of any Class of Term Loans and/or any Replacement Term Loan shall be applied to the applicable Class of Term Loans being extended, refinanced or replaced, as applicable). With respect to each relevant Class of Term Loans, any accepted prepayment under this Section 2.11(b) shall be applied against the remaining scheduled installments of principal due in respect of such Class of Term Loans as directed by the Borrower Representative (or, in the absence of direction from the Borrower Representative, to the remaining scheduled amortization payments in respect of the Term Loans of such Class in direct order of maturity), and each such prepayment shall be paid to the Term Lenders in accordance with their respective Applicable Percentage of the applicable Class. If no Lender exercises the right to decline a prepayment of the Term Loans pursuant to Section 2.11(b)(v), the amount of such mandatory prepayment shall be applied to the relevant Class of Term Loans at the election of the Borrower Representative or, in the absence of such election, first to the then outstanding Term Loans of the relevant Class that are ABR Loans to the full extent thereof and then to the then outstanding Term Loans of such Class that are Term Benchmark Loans in a manner that minimizes the amount of any payment required to be made by the Borrowers pursuant to Section 2.16.
(vii)
(A) In the event that the aggregate Revolving Credit Exposure of any Class exceeds the amount of the Revolving Credit Commitment of such Class then in effect, the Applicable Borrower shall, within five Business Days of receipt of notice from the Administrative Agent, prepay the Revolving Loans or Swingline Loans and/or reduce LC Exposure, in an aggregate amount sufficient to reduce such Revolving Credit Exposure as of the date of such payment to an amount not to exceed the Revolving Credit Commitment of such Class then in effect by taking any of the following actions as it shall determine at its sole discretion: (I) prepayment of Revolving Loans and/or Swingline Loans in accordance with Section 2.11(a)(ii) and/or (II) with respect to any excess LC Exposure, provision of Letter of Credit Support with respect thereto.
(B)
Each prepayment of any Revolving Loan Borrowing under this Section 2.11(b)(vii) shall be paid to the Revolving Lenders in accordance with their respective Applicable Percentages of the applicable Class.
(viii)
Prepayments made under this Section 2.11(b) shall be (A) accompanied by accrued interest as required by Section 2.13 (which may, at the election of the Borrower Representative, be netted in the calculation of the applicable prepayment amount (in which case the amount so netted shall be determined by the Borrower Representative in good faith)), (B) subject to Section 2.16 and (C) in the case of any prepayment of any ~~Initial~~Amendment No. 1 Refinancing Term Loans under clause (iii) above as part of a Repricing Transaction, subject to Section 2.12(f), but shall otherwise be without premium or penalty.

~~WEIL\101313475\1\63232.0014~~

Section 2.12. Fees.

(a)
The Borrowers agree to pay to the Administrative Agent for the account of each Revolving Lender of any Class (other than any Defaulting Lender) a commitment fee, which shall accrue at a rate equal to the Commitment Fee Rate per annum applicable to the Revolving Credit Commitments of such Class on the average daily amount of the unused Revolving Credit Commitment of such Class of such Revolving Lender during the period from and including the Closing Date to the date on which such Lender’s Revolving Credit Commitment of such Class terminates. Accrued commitment fees shall be payable in arrears on the last Business Day of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2026 for the quarterly period then most recently ended (or, in the case of the first such payment made after the Closing Date, for the period from the Closing Date to such date), and on the date on which the Revolving Credit Commitments of the applicable Class terminate. For purposes of calculating the commitment fee payable pursuant to this Section 2.12(a), the Revolving Credit Commitment of any Class shall be deemed to have been used to the extent of the outstanding principal amount of the Revolving Loans of such Class and the LC Exposure attributable to the Revolving Credit Commitment of such Class, but no portion of the Revolving Credit Commitment of any Class shall be deemed to have been used as a result of any outstanding Swingline Loan.
(b)
The Borrowers agree to pay (i) to the Administrative Agent for the account of each Revolving Lender of any Class, a participation fee with respect to its participation in any outstanding Letter of Credit that is not subject to Letter of Credit Support, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Revolving Loans of such Class that are Term Benchmark Loans on the daily face amount of the portion of such Lender’s LC Exposure that is attributable to its Revolving Credit Commitment of such Class (excluding any portion thereof that is attributable to any unreimbursed LC Disbursement), during the period from and including the Closing Date to the earlier of (A) the later of the date on which such Revolving Lender’s Revolving Credit Commitment of such Class terminates and the date on which such Revolving Lender ceases to have any LC Exposure attributable to its Revolving Credit Commitment of such Class, (B) the Termination Date and (C) the date on which such Letter of Credit becomes subject to Letter of Credit Support, and (ii) to each Issuing Bank, for its own account, a fronting fee, in respect of each Letter of Credit that is not subject to Letter of Credit Support issued by such Issuing Bank for the period from the date of issuance of such Letter of Credit to the earliest of (A) the expiration date of such Letter of Credit, (B) the date on which such Letter of Credit terminates, (C) the Termination Date and (D) the date on which such Letter of Credit becomes subject to Letter of Credit Support, computed at a rate equal to 0.125% per annum (or such lower rate agreed to by such Issuing Bank and the Borrower) of the daily face amount of such Letter of Credit, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or the processing of any drawing thereunder. Participation fees and fronting fees shall accrue to but excluding the last Business Day of each Fiscal Quarter and be payable in arrears for the quarterly period then most recently ended (or, in the case of the payment made on the first such date after the Closing Date, for the period from the Closing Date to such date) on the last Business Day of each Fiscal Quarter, commencing, if applicable, with the Fiscal Quarter ending March 31, 2026; provided that all such fees shall be payable on the date on which the Revolving Credit Commitments of the applicable Class terminate, and any such fees accruing after the date on which the Revolving Credit Commitments of the applicable Class terminate and prior to the Termination Date shall be payable on demand. Any other fee payable to any Issuing Bank pursuant to this paragraph shall be payable within 30 days after receipt of a written demand (accompanied by reasonable back-up documentation) therefor.
(c)
[Reserved].
(d)
The Borrowers agree to pay to the Administrative Agent, for its own account, the annual administration fee described in the Fee Letter.
(e)
All fees payable hereunder shall be paid on the date due, in Dollars and in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to any Issuing Bank). Fees paid shall not be refundable under any circumstance except as otherwise provided in the Fee Letter.

~~WEIL\101313475\1\63232.0014~~

Fees payable hereunder shall accrue through and including the last Business Day of the month of the applicable fee payment date.
(f)
In the event that, on or prior to the date that is six months after the ~~Closing~~Amendment No. 1 Effective Date, the Borrowers (A) prepay, repays, refinances, substitutes or replaces any ~~Initial~~Amendment No. 1 Refinancing Term Loan in connection with any Repricing Transaction (including, for the avoidance of doubt, any prepayment made pursuant to Section 2.11(b)(iii) that constitutes a Repricing Transaction), or (B) effects any amendment, modification or waiver of, or consent under, this Agreement resulting in a Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable ~~Initial~~Amendment No. 1 Refinancing Term Lenders, (I) in the case of clause (A), a premium of 1.00% of the aggregate principal amount of the ~~Initial~~Amendment No. 1 Refinancing Term Loans so prepaid, repaid, refinanced, substituted or replaced and (II) in the case of clause (B), a fee equal to 1.00% of the aggregate principal amount of the ~~Initial~~Amendment No. 1 Refinancing Term Loans that are the subject of such Repricing Transaction outstanding immediately prior to such amendment. If, on or prior to the date that is six months after the ~~Closing~~Amendment No. 1 Effective Date, all or any portion of the ~~Initial~~Amendment No. 1 Refinancing Term Loans held by any Amendment No. 1 Refinancing Term Lender are prepaid, repaid, refinanced, substituted or replaced pursuant to Section 2.19(b)(iv) as a result of, or in connection with, such Amendment No. 1 Refinancing Term Lender not agreeing or otherwise consenting to any waiver, consent, modification or amendment referred to in clause (B) above (or otherwise in connection with a Repricing Transaction), such prepayment, repayment, refinancing, substitution or replacement will be made at 101% of the principal amount so prepaid, repaid, refinanced, substituted or replaced. All such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction. It is understood and agreed for the avoidance of doubt that no amount shall be payable pursuant to this Section 2.12(f) in connection with any Repricing Transaction consummated on or after the date that is six months after the ~~Closing~~Amendment No. 1 Effective Date.
(g)
Unless otherwise indicated herein, all computations of fees shall be made on the basis of a 360-day year except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual days elapsed (including the first day but excluding the last day). Each determination by the Administrative Agent of the amount of any fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

Section 2.13. Interest.

(a)
The Term Loans, the Revolving Loans and the Swingline Loans, in each case, comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.
(b)
The Term Loans and the Revolving Loans, in each case, comprising each Term Benchmark Borrowing shall bear interest at Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Rate.
(c)
The Term Loans and the Revolving Loans, in each case, comprising each RFR Borrowing shall bear interest at Daily Simple SOFR plus the Applicable Rate.
(d)
Notwithstanding the foregoing, if any principal of or interest on any Term Loan or Revolving Loan, any LC Disbursement or any premium or fee payable by any Borrower hereunder is not, in each case, paid or reimbursed when due, whether at stated maturity, upon acceleration or otherwise, the relevant overdue amount shall, at the direction of the Required Lenders or Required Revolving Lenders, as applicable, bear interest, to the fullest extent permitted by applicable Requirements of Law, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal or interest of any Term Loan, Revolving Loan, Swingline Loan or unreimbursed LC Disbursement, 2.00% plus the rate otherwise applicable to such Term Loan, Revolving Loan, Swingline Loan or LC Disbursement as provided in the preceding paragraphs of this Section or (ii) in the case of any premium or fee, 2.00% plus the rate applicable to Revolving Loans that are ABR Loans as provided in

~~WEIL\101313475\1\63232.0014~~

paragraph (a) of this Section 2.13; provided that no amount shall accrue pursuant to this Section 2.13(d) on any overdue amount, reimbursement obligation in respect of any LC Disbursement or other amount that is payable to any Defaulting Lender so long as such Lender is a Defaulting Lender.
(e)
Accrued interest on each Term Loan, Revolving Loan and Swingline Loan shall be payable in arrears on each Interest Payment Date for such Term Loan, Revolving Loan or Swingline Loan and (i) on the Maturity Date applicable to such Loan, (ii) in the case of a Revolving Loan of any Class, upon termination of the Revolving Credit Commitments of such Class and (iii) in the case of any Swingline Loan, upon termination of all of the Revolving Credit Commitments, as applicable; provided that (A) interest accrued pursuant to paragraph (d) of this Section 2.13 shall be payable on demand, (B) except as provided in Section 2.11(b)(viii) hereof, in the event of any repayment or prepayment of any Term Loan, Revolving Loan (other than an ABR Revolving Loan of any Class prior to the termination of the Revolving Credit Commitments of such Class) or Swingline Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (C) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Term Loan or Revolving Loan shall be payable on the effective date of such conversion.
(f)
All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Term SOFR or Daily Simple SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. Interest shall accrue on each Loan for the day on which the Loan is made and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

Section 2.14. Alternate Rate of Interest.

(a)
Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.14, if:
(i)
the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining Term SOFR (including because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period and/or (B) at any time, that adequate and reasonable means do not exist for ascertaining Daily Simple SOFR; or
(ii)
the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, Term SOFR for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period and/or (B) at any time, Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing;

then the Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Applicable Borrower (or the Borrower Representative) delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (1) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing of the relevant Type and any Borrowing Request that requests a Term Benchmark Borrowing of the relevant Type shall

~~WEIL\101313475\1\63232.0014~~

instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, at the election of the Borrower Representative, for (x) an RFR Borrowing so long as Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Borrowing if Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above, and (2) if after the effectiveness of a Benchmark Replacement to Daily Simple SOFR, any Borrowing Request that requests an RFR Borrowing shall instead be deemed to be a Borrowing Request for an ABR Borrowing; provided that, if the circumstances giving rise to such notice affect only one Type of Borrowing, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower Representative’s receipt of the notice from the Administrative Agent referred to in this Section 2.14(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Applicable Borrower (or the Borrower Representative) delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, at the election of the Borrower Representative, (x) an RFR Borrowing so long as the Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Loan if Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above, on such day and (2) if after the effectiveness of a Benchmark Replacement to Daily Simple SOFR, any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan.

(b)
Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.
(c)
[Reserved].
(d)
Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent in consultation with the Borrower Representative will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendment implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document (without limiting the Borrower Representative’s consultation right with respect thereto).
(e)
The Administrative Agent will promptly notify the Borrower Representative and the Lenders of (i) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Change, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, the Borrower Representative or any Lender (or group of Lenders) pursuant to (and in accordance with) this Section 2.14, including any determination

~~WEIL\101313475\1\63232.0014~~

with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive (subject to the Borrower Representative’s consultation right, as applicable) and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14 or any component defined term used herein.
(f)
Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark setting at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(g)
Upon the Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower Representative may revoke any request for a Term Benchmark Borrowing of, conversion to or continuation of Term Benchmark Loans (or, if after the effectiveness of a Benchmark Replacement to Daily Simple SOFR, an RFR Loan) to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Applicable Borrower (or the Borrower Representative) will be deemed to have converted any request for a Term Benchmark Borrowing into a request for a Borrowing of or conversion to (A) an RFR Borrowing so long as Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if Daily Simple SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. Furthermore, if any Term Benchmark Loan (or, if after the effectiveness of a Benchmark Replacement to Daily Simple SOFR, any RFR Loan) is outstanding on the date of the Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan (or, if after the effectiveness of a Benchmark Replacement to Daily Simple SOFR, such RFR Loan), then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.14, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) an ABR Loan if Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day and (2) if after the effectiveness of a Benchmark Replacement to Daily Simple SOFR, any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan.
(h)
If, pursuant to an Incremental Facility Amendment, Refinancing Amendment or Extension Amendment, the Administrative Agent agrees to allow the Borrowers to elect from time to time between the Term SOFR and the Daily Simple SOFR for Borrowings of the applicable Additional Loans, the Borrower Representative and the Administrative Agent may, at the request of the Borrower Representative, amend this Agreement to include such option without the consent of any Lender or any other party.

~~WEIL\101313475\1\63232.0014~~

Section 2.15. Increased Costs.

(a)
If any Change in Law:
(i)
imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender;
(ii)
subjects any Lender or Issuing Bank to any Taxes (other than (A) Indemnified Taxes and Other Taxes indemnifiable under Section 2.17, (B) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes” and (C) Connection Income Taxes) on or with respect to its loans, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)
imposes on any Lender or Issuing Bank other condition, cost or expense (other than Taxes) affecting this Agreement or Term Benchmark Loans made by any Lender;

and the result of any of the foregoing is to increase the cost to the relevant Lender of making, converting to, continuing or maintaining any Term Benchmark Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise) in respect of any Term Benchmark Loan or Letter of Credit in an amount deemed by such Lender or Issuing Bank to be material, then, within 30 days after the Borrower Representative’s receipt of the certificate contemplated by paragraph (c) of this Section 2.15, the Applicable Borrower will pay to such Lender or Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or Issuing Bank, as applicable, for such additional costs incurred or reduction suffered; provided that the Applicable Borrower shall not be liable for such compensation if (x) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto, (y) such Lender invokes Section 2.20 or (z) in the case of requests for reimbursement under clause (iii) above resulting from a market disruption, (A) the relevant circumstances do not generally affect the banking market or (B) the applicable request has not been made by Lenders constituting Required Lenders.

(b)
If any Lender or Issuing Bank determines that any Change in Law regarding liquidity or capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law other than due to Taxes, which shall be dealt with exclusively pursuant to Section 2.17 (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy), then within 30 days of receipt by the Borrower Representative of the certificate contemplated by paragraph (c) of this Section 2.15 the Applicable Borrower will pay to such Lender or such Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.
(c)
Any Lender or Issuing Bank requesting compensation under this Section 2.15 shall be required to deliver a certificate to the Borrower Representative that (i) sets forth the amount or amounts necessary to compensate such Lender or Issuing Bank or the holding company thereof, as applicable, as specified in paragraph (a) or (b) of this Section, (ii) sets forth, in reasonable detail, the manner in which such amount or amounts were determined and (iii) certifies that such Lender or Issuing Bank is generally charging such amounts to similarly situated borrowers, which certificate shall be conclusive absent manifest error.
(d)
Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation;

~~WEIL\101313475\1\63232.0014~~

provided, however, that the Applicable Borrower shall not be required to compensate any Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or Issuing Bank notifies the Borrower Representative of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided, further, that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.16. Break Funding Payments. Subject to Section 9.05(f), in the event of (a) the conversion or prepayment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise), (b) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date or in the amount specified in any notice delivered pursuant hereto or (c) the assignment of any Term Benchmark Loan of any Lender other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the actual amount of any actual out-of-pocket loss, expense and/or liability (including any actual out-of-pocket loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund or maintain Term Benchmark Loans, but excluding loss of anticipated profit) that such Lender has incurred or sustained as a result of such event. Any Lender requesting compensation under this Section 2.16 shall (A) in such request, set forth in reasonably detail any amount or amounts that such Lender is entitled to receive pursuant to this Section and (B) upon request, confirm that such Lender is generally charging the relevant amounts to similarly situated borrowers under comparable syndicated credit facilities in connection with any request for payment, which confirmation shall be conclusive absent manifest error. The Borrower shall pay (or cause to be paid) such Lender the amount shown as due on any such certificate within 30 days after receipt thereof. Notwithstanding the foregoing, this Section 2.16 will not apply to losses, costs or expenses resulting from Taxes, as to which Section 2.17 shall govern.

Section 2.17. Taxes.

(a)
Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of the applicable Loan Party or Withholding Agent) requires the deduction or withholding for any Taxes from any such payment by a Loan Party or Withholding Agent, then the applicable Loan Party or Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17), the applicable Credit Party receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b)
In addition, without duplication under Section 2.17(a), the Applicable Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(c)
Without duplication under Section 2.17(a), the Applicable Borrower shall indemnify each applicable Credit Party, within 30 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Credit Party or required to be withheld or deducted from a payment to such Credit Party and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that if the Borrower Representative reasonably believes that such Taxes were not correctly or legally asserted, the Administrative Agent or such Lender, as applicable, will use reasonable efforts to cooperate with the Borrower Representative to obtain a refund of such Taxes (which shall be repaid to the Applicable Borrower in accordance

~~WEIL\101313475\1\63232.0014~~

with Section 2.17(g)) so long as such efforts would not, in the sole determination of the Administrative Agent or such Lender, result in any additional out-of-pocket costs or expenses not reimbursed by such Loan Party or be otherwise materially disadvantageous to the Administrative Agent or such Lender, as applicable. Any Credit Party requesting indemnification pursuant to this Section 2.17(c) shall deliver to the Borrower Representative a certificate certifying (i) that such Credit Party is generally charging such amounts to similarly situated borrowers and (ii) the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, which certificate shall be conclusive absent manifest error. Notwithstanding anything to the contrary contained in this Section 2.17, the Applicable Borrower shall not be required to indemnify any Credit Party pursuant to this Section 2.17 for any amount to the extent that such Credit Party incurred such amount more than 180 days prior to the date the Borrower Representative receives such certificate; provided that, if the claims under Section 2.17 arise from an event with retroactive effect, the Applicable Borrower’s obligations under Section 2.17 shall be extended to include the period of retroactive effect.
(d)
Each Lender shall severally indemnify the Administrative Agent, within 30 days after demand therefor, for (i) Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Indemnified Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.05(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to any Lender from any other source against any amount due to the Administrative Agent under this clause (d).
(e)
As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment that is reasonably satisfactory to the Administrative Agent.
(f)
Status of Lenders.
(i)
Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower Representative and the Administrative Agent, at the time or times reasonably requested by the Borrower Representative or the Administrative Agent, such information and such properly completed and executed documentation as the Borrower Representative or the Administrative Agent may reasonably request to permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower Representative or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent as will enable the Borrower Representative or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

~~WEIL\101313475\1\63232.0014~~

(ii)
Without limiting the generality of the foregoing,
(A)
each Lender that is a U.S. Person shall deliver to the Borrower Representative and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)
each Foreign Lender, to the extent it is legally entitled to do so, shall deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), whichever of the following is applicable:
(1)
in the case of any Foreign Lender claiming the benefits of an income tax treaty to which the U.S. is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E (or any successor forms) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E (or any successor forms) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)
executed copies of IRS Form W-8ECI (or any successor forms);
(3)
in the case of any Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit O-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Parent Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E (as applicable); or
(4)
to the extent any Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E (or any successor forms), a U.S. Tax Compliance Certificate substantially in the form of Exhibit O-2 or Exhibit O-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if such Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit O-4 on behalf of each such direct or indirect partner;

~~WEIL\101313475\1\63232.0014~~

(C)
each Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Requirements of Law to permit the Borrower Representative or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)
if a payment made to any Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation as is prescribed by applicable Requirements of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the Borrower Representative and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower Representative and the Administrative Agent in writing of its legal inability to do so.

(iii)
Administrative Agent Tax Form. On or prior to the date on which it becomes a party to this Agreement, (A) each Administrative Agent, and any successor or supplemental Administrative Agent, that is a U.S. Person shall provide to the Borrower Representative two duly completed signed copies of IRS Form W-9 and (B) each Administrative Agent, and any successor or supplemental Administrative Agent, that is not a U.S. Person shall deliver to the Borrower Representative two duly completed signed copies of IRS Form W-8ECI with respect to payments to be received under the Loan Documents for its own account and two duly completed signed copies of IRS Form W-8IMY assuming primary responsibility for, and certifying that such Administrative Agent agrees to be treated as a “United States” person for purposes of, withholding under Chapters 3 and 4 of the Code with respect to payments to be received under the Loan Documents for the account of Lenders. Whenever a lapse in time or change in circumstance renders any such documentation expired, obsolete or inaccurate in any respect, the Administrative Agent shall deliver promptly to the Borrower Representative updated or other appropriate documentation or promptly notify the Borrower Representative of its legal ineligibility to do so.
(g)
Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes (including any Tax credit in lieu of a refund that results in an actual reduction of Taxes paid) as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount

~~WEIL\101313475\1\63232.0014~~

paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(h)
Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
(i)
Definition of “Lender”. For the avoidance of doubt, the term “Lender” shall, for all purposes of this Section 2.17, include any Issuing Bank and any Swingline Lender.

Section 2.18. Payments Generally; Allocation of Proceeds; Sharing of Payments.

(a)
Unless otherwise specified, each Applicable Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, reimbursements of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 3:00 p.m. on the date when due. Each such payment shall be made in immediately available funds (or such other form of consideration as the relevant recipient may agree), without set-off or counterclaim. Any amount received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. Each such payment shall be made to the Administrative Agent to the applicable account designated by the Administrative Agent to the Borrower Representative, except that any payment made pursuant to Sections 2.05(e)(i), 2.12(b)(ii), 2.15, 2.16, 2.17, 2.24 and/or 9.03 shall be made directly to the Person or Persons entitled thereto. The Administrative Agent shall distribute any such payment received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Except as provided in Sections 2.19(b), 2.21, 2.22, 2.23, 2.24, 9.02(c) and/or 9.05 and/or any other express provision of this Agreement, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest in respect of the Loans of a given Class and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type (and of the same Class) shall be allocated pro rata among the Lenders in accordance with their respective Applicable Percentages of the applicable Class. Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole Dollar amount. All payments hereunder shall be made in Dollars or such other form of consideration as the relevant recipient may agree. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent has, at or before such time, taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment.
(b)
Subject in all respects to the provisions of any applicable Intercreditor Agreement, all proceeds of Collateral received by the Administrative Agent at any time when an Event of Default exists and all or any portion of the Loans have been accelerated hereunder pursuant to Section 7.01, shall be applied:
(i)
first, on a pro rata basis, to pay any fees, indemnities, or expense reimbursements then due to the Administrative Agent or any Issuing Bank from the Borrowers constituting Obligations,

~~WEIL\101313475\1\63232.0014~~

(ii)
second, on a pro rata basis, to pay any fee or expense reimbursement obligation then due to the Lenders from the Borrowers that constitutes an Obligation,
(iii)
third, to pay interest due and payable in respect of any Loan owed by the Borrowers, on a pro rata basis,
(iv)
fourth, to prepay principal on the Loans and unreimbursed LC Disbursements, all Banking Services Obligations and all Secured Hedging Obligations, on a pro rata basis among the applicable Secured Parties,
(v)
fifth, to pay an amount to the Administrative Agent equal to 100% of the LC Exposure (minus the amount then on deposit in the LC Collateral Account) on such date, to be held in the LC Collateral Account as Cash collateral for such Obligations (provided that if any Letter of Credit expires undrawn, any Cash collateral held to secure the related LC Exposure shall be applied in accordance with this Section 2.18(b), beginning with clause “first” above), on a pro rata basis,
(vi)
sixth, to the payment of any other Secured Obligation due to the Administrative Agent, any Lender or any other Secured Party by the Borrowers on a pro rata basis among the applicable Secured Parties,
(vii)
seventh, as provided for under any applicable Intercreditor Agreement, and
(viii)
eighth, to the Borrowers or as the Borrower Representative shall direct.
(c)
If any Lender obtains payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in respect of any principal of or interest on any Loan of any Class or any participation in LC Disbursements or Swingline Loans held by it resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans of such Class and participations in LC Disbursements or Swingline Loans and accrued interest thereon than the proportion received by any other Lender with Loans of such Class and participations in LC Disbursements or Swingline Loans, then the Lender receiving such greater proportion shall purchase (for Cash at face value) participations in the Loans of such Class and sub-participations in LC Disbursements or Swingline Loans of other Lenders of such Class at such time outstanding to the extent necessary so that the benefit of all such payments is shared by the Lenders of such Class ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans of such Class and participations in LC Disbursements or Swingline Loans; provided that (i) if any such participation is purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not apply to (A) any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by any Lender as consideration for the assignment of or sale of a participation in any Loan to any permitted assignee or participant, including any payment made or deemed to be made in connection with Sections 2.22, 2.23, 2.24, 9.02(c) and/or Section 9.05. Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Requirements of Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise rights of set-off and counterclaim against such Borrower with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.18(c) and will, in each case, notify the Lenders following any such purchase or repayment. Each Lender that purchases a participation pursuant to this Section 2.18(c) shall from and after the date of such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

~~WEIL\101313475\1\63232.0014~~

(d)
Unless the Administrative Agent has received written notice from the Borrower Representative prior to the date on which any payment is due to the Administrative Agent for the account of any Lender or any Issuing Bank hereunder that the Applicable Borrower will not make such payment, the Administrative Agent may assume that the Applicable Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lender or Issuing Bank the amount due. In such event, if the Applicable Borrower has not in fact made such payment (or caused such payment to be made), then each Lender or the applicable Issuing Bank severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
(e)
If any Lender fails to make any payment required to be made by it pursuant to Section 2.07(b) or Section 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amount thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.19. Mitigation Obligations; Replacement of Lenders.

(a)
If any Lender requests compensation under Section 2.15, or determines it can no longer make or maintain Term Benchmark Loans pursuant to Section 2.20, or any Loan Party is required to pay any additional amount to or indemnify any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or its participation in any Letter of Credit affected by such event, or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as applicable, in the future or mitigate the impact of Section 2.20, as the case may be, and (ii) would not subject such Lender to any material unreimbursed out-of-pocket cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Applicable Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)
If (i) any Lender requests compensation under Section 2.15, or determines it can no longer make or maintain Term Benchmark Loans pursuant to Section 2.20, (ii) any Loan Party is required to pay any additional amount to or indemnify any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, (iii) any Lender is a Defaulting Lender, (iv) any Lender elects not to participate in any Extension or Permitted Debt Exchange, in each case, open to all Lenders of any Class or (v) in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender”, “each Revolving Lender” or “each Lender directly affected thereby” (or any other Class or group of Lenders other than the Required Lenders) with respect to which Required Lender or Required Revolving Lender consent (or the consent of Lenders holding loans or commitments of such Class or lesser group representing more than 50% of the sum of the total loans and unused commitments of such Class or lesser group at such time) has been obtained, as applicable, any Lender is a non-consenting Lender, then the Applicable Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, (x) terminate the applicable Commitments of such Lender, and repay all Obligations of the Applicable Borrower owing to such Lender relating to the applicable Loans and participations held by such Lender as of such termination date (provided that, if, after giving effect such termination and repayment, the aggregate amount of the Revolving Credit Exposure of any Class exceeds the aggregate amount of the Revolving Credit Commitments of such Class then in effect, then the Applicable Borrower shall, not later than the next Business Day, prepay one or more Revolving Loans of the applicable Class or Swingline Loans (and, if no Revolving Loans of such Class are outstanding, deposit Cash collateral in the LC Collateral Account) in an amount necessary to eliminate such excess) or (y) replace such Lender by requiring such Lender to assign and delegate (and such Lender shall be obligated to assign and delegate), without recourse (in accordance with and subject to the restrictions contained in Section 9.05), all of

~~WEIL\101313475\1\63232.0014~~

its interests, rights and obligations (other than its existing right to any payment pursuant to Section 2.15 or Section 2.17) under this Agreement to an Eligible Assignee that assumes such obligations (which Eligible Assignee may be another Lender, if any Lender accepts such assignment); provided that (A) such Lender has received payment of an amount equal to the outstanding principal amount of its Loans and, if applicable, participations in LC Disbursements or Swingline Loans, in each case of such Class of Loans and/or Commitments, accrued interest thereon, accrued fees and all other amounts payable to it under any Loan Document with respect to such Class of Loans and/or Commitments, (B) in the case of any assignment resulting from a claim for compensation under Section 2.15 or any payment required to be made pursuant to Section 2.17, such assignment would result in a reduction in such compensation or payment and (C) such assignment does not conflict with applicable Requirements of Law. No Lender (other than a Defaulting Lender) shall be required to make any such assignment and delegation, and the Applicable Borrower may not repay the Obligations of such Lender or terminate its Commitments, in each case, if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Applicable Borrower to require such assignment and delegation cease to apply. Each Lender agrees that if it is replaced pursuant to this Section 2.19, it shall execute and deliver to the Administrative Agent an Assignment Agreement to evidence such sale and purchase and deliver to the Administrative Agent any Promissory Note (if the assigning Lender’s Loans are evidenced by one or more Promissory Notes) subject to such Assignment Agreement (provided that the failure of any Lender replaced pursuant to this Section 2.19 to execute an Assignment Agreement or deliver any such Promissory Note shall not render such sale and purchase (and the corresponding assignment) invalid), such assignment shall be recorded in the Register and any such Promissory Note shall be deemed to be cancelled. Each Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Lender’s attorney-in-fact, with full authority in the place and stead of such Lender and in the name of such Lender, from time to time in the Administrative Agent’s discretion, with prior written notice to such Lender, to take any action and to execute any such Assignment Agreement or other instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (b). To the extent that any Lender is replaced pursuant to Section 2.19(b)(iv) in connection with a Repricing Transaction requiring payment of a fee pursuant to Section 2.12(f), the Applicable Borrower shall pay to each Lender being replaced as a result of such Repricing Transaction the fee (if any) set forth in Section 2.12(f) with respect thereto.

Section 2.20. Illegality. If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Closing Date that it is unlawful, for such Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to SOFR, Term SOFR or the Term SOFR Reference Rate, or to determine or charge interest rates based upon SOFR, Term SOFR or the Term SOFR Reference Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of Dollars in the applicable interbank market, then, on notice thereof by such Lender to the Borrower Representative through the Administrative Agent, (i) any obligation of such Lender to make or continue Term Benchmark Loans or to convert ABR Loans to Term Benchmark Loans shall be suspended and (ii) if such notice asserts the illegality of such Lender making or maintaining ABR Loans the interest rate on which is determined by reference to the Term SOFR component of the Alternate Base Rate, the interest rate on which ABR Loans of such Lender, shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Alternate Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower Representative that the circumstances giving rise to such determination no longer exist (which notice such Lender agrees to give promptly). Upon receipt of such notice, (A) the Borrowers shall, upon demand from the relevant Lender (with a copy to the Administrative Agent), at its election, prepay or convert all of such Lender’s Term Benchmark Loans to ABR Loans (it being understood that the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Alternate Base Rate) either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term Benchmark Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term Benchmark Loans (in which case the Borrowers shall not be required to make any payment pursuant to Section 2.16 in connection with such payment) and (B) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, Term SOFR or the Term SOFR Reference Rate, the Administrative Agent shall during the period

~~WEIL\101313475\1\63232.0014~~

of such suspension compute the Alternate Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR, Term SOFR or the Term SOFR Reference Rate. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different lending office if such designation will avoid the need for such notice and will not, in the determination of such Lender, otherwise be materially disadvantageous to such Lender.

Section 2.21. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Person becomes a Defaulting Lender, then the following provisions shall apply for so long as such Person is a Defaulting Lender:

(a)
Fees shall cease to accrue on the unfunded portion of any Commitment of such Defaulting Lender pursuant to Section 2.12(a) and, subject to clause (d)(iv) below, on the participation of such Defaulting Lender in Letters of Credit pursuant to Section 2.12(b) and pursuant to any other provision of this Agreement or any other Loan Document.
(b)
The Loans, the Commitments and the Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders, each affected Lender, the Required Lenders, the Required Revolving Lenders or such other number of Lenders as may be required hereby or under any other Loan Document have taken or may take any action hereunder (including any consent to any waiver, amendment or modification pursuant to Section 9.02); provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that (i) increases the Commitment of such Defaulting Lender hereunder, (ii) reduces the principal amount of any amount owing to such Defaulting Lender or (iii) affects such Defaulting Lender disproportionately and adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.
(c)
Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of any Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.11, Section 2.15, Section 2.16, Section 2.17, Section 2.18, Article 7, Section 9.05 or otherwise, and including any amount made available to the Administrative Agent by such Defaulting Lender pursuant to Section 9.09), shall be applied at such time or times as may be determined by the Administrative Agent and, where relevant, the Borrower Representative as follows:

first, to the payment of any amount owing by such Defaulting Lender to the Administrative Agent hereunder;

second, to the payment on a pro rata basis of any amount owing by such Defaulting Lender to any applicable Issuing Bank and/or the Swingline Lender hereunder;

third, if so reasonably determined by the Administrative Agent or reasonably requested by the applicable Issuing Bank, to be held as Cash collateral for future funding obligations of such Defaulting Lender in respect of any participation in any Letter of Credit;

fourth, so long as no Default or Event of Default exists, as the Borrower Representative may request, to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement;

fifth, as the Administrative Agent or the Borrower Representative may elect, to be held in a deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement;

~~WEIL\101313475\1\63232.0014~~

sixth, to the payment of any amount owing to the non-Defaulting Lenders, Issuing Banks or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any non-Defaulting Lender, any Issuing Bank or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement;

seventh, to the payment of any amount owing to the Applicable Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Applicable Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and

eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction;

provided that if (x) such payment is a payment of the principal amount of any Loan or LC Exposure in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loan or LC Exposure was made or created, as applicable, at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Exposure owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loan of, or LC Exposure owed to, such Defaulting Lender. Any payment, prepayment or other amount paid or payable to any Defaulting Lender that are applied (or held) to pay any amount owed by any Defaulting Lender or to post Cash collateral pursuant to this Section 2.21(c) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(d)
If any Swingline Exposure or LC Exposure exists at the time any Lender becomes a Defaulting Lender then:
(i)
the Swingline Exposure and LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders under the Revolving Facility (the “Non-Defaulting Revolving Lenders”) in accordance with their respective Applicable Revolving Credit Percentages but only to the extent that (A) the sum of the Revolving Credit Exposures of all non-Defaulting Lenders attributable to the Revolving Credit Commitments of any Class does not exceed the total of the Revolving Credit Commitments of all Non-Defaulting Revolving Lenders of such Class and (B) the Revolving Credit Exposure of any non-Defaulting Lender that is attributable to its Revolving Credit Commitment of such Class does not exceed such non-Defaulting Lender’s Revolving Credit Commitment of such Class; it being understood and agreed that, subject to Section 9.23, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against any Defaulting Lender arising from such Lender’s having become a Defaulting Lender, including any claim of any Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation;
(ii)
if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Applicable Borrower shall, without prejudice to any other right or remedy available to it hereunder or under applicable Requirements of Law, within two Business Days following notice by the Administrative Agent, Cash collateralize 100% of such Defaulting Lender’s LC Exposure and any obligation of such Defaulting Lender to fund any participation in any Swingline Exposure (after giving effect to any partial reallocation pursuant to clause (i) above and any Cash collateral provided by such Defaulting Lender or pursuant to Section 2.21(c) above) or make other arrangements reasonably satisfactory to the Administrative Agent and to the applicable Issuing Bank and/or the Swingline Lender with respect to such LC Exposure and/or Swingline Exposure and any obligation to fund any participation therein. Cash collateral (or the appropriate portion thereof) provided to reduce LC Exposure or other obligations shall be released promptly following (A) the elimination of the applicable LC Exposure or other obligations giving rise thereto (including by the termination of the Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 2.19)) or (B) the Administrative Agent’s good faith determination that there exists excess Cash

~~WEIL\101313475\1\63232.0014~~

collateral (including as a result of any subsequent reallocation of Swingline Exposure and/or LC Exposure among the non-Defaulting Lenders described in clause (i) above);
(iii)
if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to this Section 2.21(d), then the fees payable to the applicable Lenders pursuant to Sections 2.12(a) and 2.12(b), as the case may be, shall be adjusted to give effect to such reallocation; and
(iv)
if any Defaulting Lender’s LC Exposure is not Cash collateralized, prepaid or reallocated pursuant to this Section 2.21(d), then, without prejudice to any rights or remedies of the applicable Issuing Bank or any Revolving Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the applicable Issuing Bank until such Defaulting Lender’s LC Exposure is Cash collateralized or reallocated.
(e)
So long as any Revolving Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan, and no Issuing Bank shall be required to issue, extend, create, incur, amend or increase any Letter of Credit unless the Swingline Lender or the relevant Issuing Banks, as applicable, are reasonably satisfied that the related exposure will be 100% covered by the Revolving Credit Commitments of the non-Defaulting Revolving Lenders, Cash collateral provided pursuant to Section 2.21(c) and/or Cash collateral provided in accordance with Section 2.21(d), and participating interests in any such newly issued, extended or created Letter of Credit or newly made Swingline Loan shall be allocated among Non-Defaulting Revolving Lenders in a manner consistent with Section 2.21(d)(i) (it being understood that Defaulting Lenders shall not participate therein).
(f)
In the event that the Administrative Agent and the Borrower Representative agree that any Defaulting Lender has adequately remedied all matters that caused such Person to be a Defaulting Lender, then the Applicable Revolving Credit Percentage of the LC Exposure and the Swingline Exposure of the Revolving Lenders shall be readjusted to reflect the inclusion of such Person’s Revolving Credit Commitment, and on such date such Revolving Lender shall purchase at par such of the Revolving Loans of the applicable Class of the other Revolving Lenders (other than the Swingline Loans) or participations in Revolving Loans of the applicable Class as the Administrative Agent determines as necessary in order for such Revolving Lender to hold such Revolving Loans or participations in accordance with its Applicable Percentage of the applicable Class or its Applicable Revolving Credit Percentage, as applicable. Notwithstanding the fact that any Defaulting Lender has adequately remedied all matters that caused such Person to be a Defaulting Lender, (x) no adjustment will be made retroactively with respect to fees accrued or payments made by or on behalf of the Applicable Borrower while such Lender was a Defaulting Lender and (y) except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Person’s having been a Defaulting Lender.

Section 2.22. Incremental Credit Extensions.

(a)
The Applicable Borrower may, at any time, on one or more occasions pursuant to an Incremental Facility Amendment (x) add one or more new Classes of term facilities and/or increase the principal amount of the Term Loans of any existing Class by requesting new commitments to provide such Term Loans (any such new Class or increase, an “Incremental Term Facility” and any loan made pursuant to an Incremental Term Facility, an “Incremental Term Loan”) and/or (y) add one or more new Classes of Revolving Credit Commitments and/or increase the aggregate amount of the Revolving Credit Commitments of any existing Class (any such new Class or increase, an “Incremental Revolving Facility” and, together with any Incremental Term Facility, “Incremental Facilities”; and the loans thereunder, “Incremental Revolving Loans” and any Incremental Revolving Loan, together with any Incremental Term Loan, the “Incremental Loans”) in an aggregate outstanding principal amount not to exceed the Incremental Cap; provided that:

~~WEIL\101313475\1\63232.0014~~

(i)
no Incremental Commitment in respect of any Incremental Term Facility may be in an amount that is less than $5,000,000 (or such lesser amount to which the Administrative Agent may reasonably agree);
(ii)
except as the Applicable Borrower and any Lender may separately agree, no Lender shall be obligated to provide any Incremental Commitment, and the determination to provide any Incremental Commitment shall be within the sole and absolute discretion of such Lender (it being agreed that the Applicable Borrower shall not be obligated to offer the opportunity to any Lender to participate in any Incremental Facility);
(iii)
no Incremental Facility or Incremental Loan (nor the creation, provision or implementation thereof) shall require the approval of any existing Lender other than in its capacity, if any, as a lender providing all or part of any Incremental Commitment or Incremental Loan;
(iv)
except as otherwise permitted herein (including with respect to currency, pricing (including any “MFN” or other pricing term), interest rate margins, rate floors, fees, premiums (including prepayment premiums), funding discounts, maturity and amortization):
(A)
the terms of any Incremental Term Facility, if not substantially consistent with those applicable to any then-existing Class of Term Loans, must be reasonably acceptable to the Administrative Agent; it being agreed that any terms applicable to such Incremental Term Facility that (1) apply only after the then-existing Latest Term Loan Maturity Date, (2) are, taken as a whole, in the good faith determination of the Borrower Representative, not more favorable to the lenders or the agent of such Incremental Term Facility than those contained in the Loan Documents, (3) are, taken as a whole, more favorable to the lenders or the agent of such Incremental Term Facility than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents for the benefit of the Term Lenders or, as applicable, the Administrative Agent (i.e., by conforming or adding a term to the then-outstanding Term Loans pursuant to the applicable Incremental Facility Amendment) and/or (4) taken as a whole, reflect then current market terms and conditions (taken as a whole) incurrence or issuance of such Incremental Term Facility (as determined by the Borrower Representative in good faith at the time the definitive documentation with respect thereto is finalized), shall, in each case, be deemed to be satisfactory to the Administrative Agent; provided that (x) any Incremental Term Facility that consists of Customary Term A Loans may include one or more financial maintenance covenants that do not apply for the benefit of any Lender that is not a lender under such Incremental Term Facility and (y) notwithstanding the foregoing, any Incremental Term Facility may be structured as a “delayed draw” facility with such conditions to borrowing thereunder as the Applicable Borrower and the relevant Incremental Lenders may agree; and
(B)
the terms of any Incremental Revolving Facility, if not substantially consistent with those applicable to any then-existing Revolving Facility must be reasonably acceptable to the Administrative Agent (it being agreed that (A) any terms which apply only after the then-existing Latest Revolving Credit Maturity Date, (B) any terms which are, taken as a whole, in the good faith determination of the Borrower Representative, not more favorable to the lenders or the agent under such Incremental Revolving Facility than those contained in the Loan Documents, (C) any terms contained in such Incremental Revolving Facility that are, taken as a whole, more favorable to the lenders or the agent of such Incremental Revolving Facility than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents for the benefit of the Revolving Lenders or, as applicable, the Administrative Agent (i.e., by conforming or adding a term to the then-outstanding Revolving Loans pursuant to the applicable Incremental Facility Amendment) and (D) terms contained in such Incremental Revolving Facility that, taken as a whole, reflect then current market terms and conditions,

~~WEIL\101313475\1\63232.0014~~

taken as a whole, (as determined by the Borrower Representative in good faith at the time the definitive documentation with respect thereto is finalized), shall, in each case, be shall be deemed satisfactory to the Administrative Agent); provided that any condition to any extension of credit under any Incremental Revolving Facility will be deemed to be satisfactory to the Administrative Agent;
(v)
the currency, pricing (including any “MFN” or other pricing term), interest rate margins, rate floors, fees, premiums (including any prepayment premium), funding discounts and, subject to clauses (vi), (vii) and (viii) below, the maturity and amortization schedule applicable to any Incremental Facility shall be determined by the Applicable Borrower and the arrangers and/or the lender or lenders providing such Incremental Facility; provided that (A) in the case of any Incremental Term Facility that constitutes MFN Indebtedness, the interest rate payable in cash applicable thereto may not be more than 1.00% per annum higher than the interest rate payable in cash applicable to the ~~Initial~~Amendment No. 1 Refinancing Term Loans, unless the cash interest rate (and/or, as provided in the proviso below, a benchmark rate floor) with respect to the ~~Initial~~Amendment No. 1 Refinancing Term Loans is adjusted, such that the cash interest rate in respect of such ~~Initial~~Amendment No. 1 Refinancing Term Loans is not more than 1.00% per annum less than the cash interest rate with respect to such Incremental Term Facility and (B) any increase in the cash interest rate applicable to any ~~Initial~~Amendment No. 1 Refinancing Term Loan due to the application or imposition of a benchmark rate floor on any Incremental Term Loan may, at the election of the Borrower Representative, be effected through an increase in (or implementation of, as applicable) any benchmark rate floor applicable to such ~~Initial~~Amendment No. 1 Refinancing Term Loan, (C) it is understood and agreed for the avoidance of doubt that “interest rate payable in cash” (or any similar term) as used in the MFN Provision shall exclude original issue discount, upfront fees and other fees and (D) in connection with any “delayed draw” Incremental Term Facility, compliance with the MFN Provision shall be determined on the date on which such Incremental Term Facility is committed under this Agreement; it being understood and agreed for the avoidance of doubt that, other than in connection with any “delayed draw” Incremental Term Facility that is committed under this Agreement, compliance with the MFN Provision shall be determined on the date on which such Incremental Term Facility is funded (this proviso, the “MFN Provision”);
(vi)
(A) other than with respect to any Incremental Term Facility consisting of Inside Maturity Amount Indebtedness, the final maturity date with respect to any Class of Incremental Term Loans shall be no earlier than the then-existing Latest Term Loan Maturity Date and (B) no Incremental Revolving Facility may have a final maturity date earlier than (or require scheduled amortization or mandatory commitment reductions prior to) the Latest Revolving Credit Maturity Date, it being understood and agreed for the avoidance of doubt that any undrawn commitment in respect of any Incremental Term Facility and/or any Incremental Revolving Facility may terminate at such time as the Applicable Borrower and the lenders providing the relevant Incremental Facility may agree;
(vii)
other than with respect to any Incremental Term Facility consisting of Inside Maturity Amount Indebtedness, the Weighted Average Life to Maturity of any Incremental Term Facility shall be no shorter than the remaining Weighted Average Life to Maturity of any then-existing tranche of Term Loans (without giving effect to any prepayment thereof that would otherwise modify the Weighted Average Life to Maturity thereof);

~~WEIL\101313475\1\63232.0014~~

(viii)
subject to clauses (vi) and (vii) above, any Incremental Term Facility may otherwise have an amortization schedule as determined by the Applicable Borrower and the lenders providing such Incremental Term Facility;
(ix)
subject to clause (v) above, to the extent applicable, any fee payable in connection with any Incremental Facility shall be determined by the Applicable Borrower and the arrangers and/or lenders providing such Incremental Facility;
(x)
(A) any Incremental Term Facility or Incremental Revolving Facility may rank pari passu with or junior to any then-existing Class of Term Loans or Revolving Loans, as applicable, in right of payment and/or security or may be unsecured (and to the extent the relevant Incremental Facility is secured on a junior lien basis or subordinated in right of payment, it shall be subject to an Intercreditor Agreement) and (B) other than with respect to Designated Alternative Security Indebtedness, no Incremental Facility may be (x) guaranteed by any subsidiary of the Parent Borrower that is not a Loan Party or (y) secured by any asset of the Parent Borrower or any subsidiary that does not constitute Collateral;
(xi)
any Incremental Revolving Facility may participate in any voluntary prepayment of Revolving Loans as set forth in Section 2.11(a)(ii) and to the extent provided in such Section;
(xii)
any Incremental Term Facility may participate (A) in any voluntary prepayment of Term Loans as set forth in Section 2.11(a)(i) and (B) in any mandatory prepayment of Term Loans as set forth in Section 2.11(b)(vi), in each case, to the extent provided in such Sections;
(xiii)
the proceeds of any Incremental Facility may be used for working capital and/or purchase price adjustments and other general corporate purposes and any other use not prohibited by this Agreement, and
(xiv)
on the date of the Borrowing of any Incremental Term Loans that will be of the same Class as any then-existing Class of Term Loans, and notwithstanding anything to the contrary set forth in Sections 2.08 or 2.13 above, such Incremental Term Loans shall be added to (and constitute a part of, be of the same Type as and, at the election of the Borrower Representative, have the same Interest Period as) each Borrowing of outstanding Term Loans of such Class on a pro rata basis (based on the relative sizes of such Borrowings), so that each Term Lender providing such Incremental Term Loans will participate proportionately in each then-outstanding Borrowing of Term Loans of such Class; it being acknowledged that the application of this clause (a)(xiv) may (1) result in new Incremental Term Loans in the form of Term Benchmark Loans having Interest Periods (the duration of which may be less than one month) that begin during an Interest Period then applicable to outstanding Term Benchmark Loans of the relevant Class and which end on the last day of such Interest Period and (2) result in new Incremental Term Loans in the form of RFR Loans having Interest Payment Dates ending on the existing Interest Payment Dates for outstanding RFR Term Loans of the relevant Class.
(b)
Incremental Commitments may be provided by any existing Lender, or by any other Eligible Assignee and/or any Affiliated Lender or Debt Fund Affiliate (any such other lender being called an “Incremental Lender”); provided that (i) the Administrative Agent (and, in the case of any Incremental Revolving Facility, the Swingline Lender and any Issuing Bank) shall have a right to consent (such consent not to be unreasonably withheld, conditioned or delayed) to the relevant Incremental Lender’s provision of Incremental Commitments if such consent would be required under Section 9.05(b) for an assignment of Loans to such Incremental Lender and (ii) any Incremental Lender that is an Affiliated Lender or Debt Fund Affiliate shall be subject to the provisions of Section 9.05(g), mutatis mutandis, to the same extent as if the relevant Incremental Commitments and related Obligations had been acquired by such Lender by way of assignment.

~~WEIL\101313475\1\63232.0014~~

(c)
Each Lender or Incremental Lender providing a portion of any Incremental Commitment shall execute and deliver to the Administrative Agent and the Borrower Representative all such documentation (including the relevant Incremental Facility Amendment) as may be reasonably required by the Administrative Agent to evidence and effectuate such Incremental Commitment. On the effective date of the relevant Incremental Commitment, each Incremental Lender shall become a Lender for all purposes in connection with this Agreement.
(d)
As conditions precedent to the effectiveness of any Incremental Facility or the making of any Incremental Loan:
(i)
upon its request, the Administrative Agent shall be entitled to receive customary written opinions of counsel with respect to the Applicable Borrower, as well as such reaffirmation agreements, supplements and/or amendments as it may reasonably require;
(ii)
the Administrative Agent shall be entitled to receive, from each Incremental Lender, an Administrative Questionnaire and such other documents as it may reasonably require from such Incremental Lender;
(iii)
subject to Section 2.22(h), the Administrative Agent shall have received a Borrowing Request as if the relevant Incremental Loans were subject to Section 2.03 or another written request the form of which is reasonably acceptable to the Administrative Agent (it being understood and agreed that the requirement to deliver a Borrowing Request shall not result in the imposition of any condition precedent to the availability of the relevant Incremental Loans (including with respect to the absence of a Default or Event of Default and/or the accuracy of any representation and/or warranty)); and
(iv)
the Administrative Agent shall be entitled to receive a certificate of the Applicable Borrower signed by a Responsible Officer thereof certifying and attaching a copy of the resolutions adopted by the governing body of the Applicable Borrower approving or consenting to such Incremental Facility or Incremental Loans.
(e)
Notwithstanding anything to the contrary in this Section 2.22 or in any other provision of any Loan Document, the conditions to the availability or funding of any Incremental Facility shall be determined by the relevant Incremental Lenders providing such Incremental Facility and the Applicable Borrower.
(f)
Upon the implementation of any Incremental Revolving Facility pursuant to this Section 2.22:
(i)
if such Incremental Revolving Facility establishes a Revolving Credit Commitment of the same Class as any then-existing Class of Revolving Credit Commitments, (A) each Revolving Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each relevant Incremental Revolving Facility Lender, and each relevant Incremental Revolving Facility Lender will automatically and without further act be deemed to have assumed a portion of such Revolving Lender’s participations hereunder in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each deemed assignment and assumption of such participations, all of the Revolving Lenders’ (including each Incremental Revolving Facility Lender) (1) participations hereunder in Letters of Credit and (2) participations hereunder in Swingline Loans shall, in each case of the foregoing clauses (1) and (2), be held on a pro rata basis on the basis of their respective Revolving Credit Commitments (after giving effect to any increase in the Revolving Credit Commitment pursuant to this Section 2.22) and (B) the existing Revolving Lenders of the applicable Class shall assign Revolving Loans to certain other Revolving Lenders of such Class (including the Revolving Lenders providing the relevant Incremental Revolving Facility), and such other Revolving Lenders (including the Revolving Lenders providing the relevant Incremental Revolving Facility) shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders of such Class participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of

~~WEIL\101313475\1\63232.0014~~

their respective Revolving Credit Commitments of such Class (after giving effect to any increase in the Revolving Credit Commitment of such Class pursuant to this Section 2.22); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this clause (i); and
(ii)
if such Incremental Revolving Facility establishes Revolving Credit Commitments of a new Class, then (A) the borrowing and repayment (except for (1) payments of interest and fees at different rates on the Revolving Facilities (and related outstandings), (2) repayments required on the Maturity Date of any Revolving Facility and (3) repayments made in connection with a permanent repayment and termination of the Revolving Credit Commitments under any Revolving Facility (subject to clause (C) below)) of Revolving Loans with respect to any Revolving Facility after the effective date of such Incremental Revolving Facility shall be made on a pro rata basis or less than pro rata basis with all other Revolving Facilities, (B) all Swingline Loans and Letters of Credit shall be participated on a pro rata basis by all Revolving Lenders and (C) any permanent repayment of Revolving Loans with respect to, and reduction and termination of Revolving Credit Commitments under, any Revolving Facility after the effective date of such Incremental Revolving Facility shall be made with respect to such Incremental Revolving Facility on a pro rata basis or less than pro rata basis with all other Revolving Facilities, or, to the extent such Incremental Revolving Commitments are terminated in full and refinanced or replaced with a Revolver Replacement Facility or Replacement Debt, a greater than pro rata basis.
(g)
On the date of effectiveness of any Incremental Revolving Facility, the Letter of Credit Sublimit and/or the maximum amount of Swingline Loans, as applicable, permitted hereunder shall increase by an amount, if any, agreed upon by the Borrower Representative, the Administrative Agent and the relevant Issuing Bank and/or the Swingline Lender, as applicable.
(h)
The Lenders hereby irrevocably authorize the Administrative Agent to, and the Administrative Agent shall (without the consent of any Lender (other than any Lender providing the applicable Incremental Facility)), enter into any Incremental Facility Amendment and/or any amendment to any other Loan Document as may be necessary, appropriate or advisable in order to establish any Incremental Facility (including any new Class or sub-Class in respect of Loans or commitments pursuant to this Section 2.22) including (i) technical amendments as may be necessary, appropriate or advisable in the reasonable opinion of the Administrative Agent and the Borrower Representative in connection with the establishment of such new Classes or sub-Classes, in each case on terms consistent with this Section 2.22, (ii) if the Borrower Representative and the Administrative Agent so agree, an extension of the period of time during which the fee payable in respect of the ~~Initial~~Amendment No. 1 Refinancing Term Loans pursuant to Section 2.12(f) applies and/or (iii) any other amendment contemplated by Section 9.02(d)(ii). In addition, the Incremental Facility Amendment with respect to any Incremental Term Facility may, without the consent of any Lender (other than any Lender providing such Incremental Term Loans) or the Administrative Agent, include such amendments to this Agreement as may be necessary, appropriate or advisable as reasonably determined by the Administrative Agent and the Borrower Representative to make the applicable Incremental Term Loans “fungible” with the relevant existing Class of Term Loans (including by modifying the amortization schedule and/or extending the time period during which any prepayment premium applies).
(i)
This Section 2.22 shall supersede any provision in Sections 2.18 or 9.02 to the contrary.

Section 2.23. Extensions of Loans and Revolving Credit Commitments.

(a)
Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Applicable Borrower (or the Borrower Representative) to all Lenders holding Loans of any Class or Commitments of any Class, in each case on a pro rata basis (based on the aggregate outstanding principal amount of the respective Loans or Commitments of such Class) and on the same terms to each such Lender, the Borrowers are hereby permitted to consummate

~~WEIL\101313475\1\63232.0014~~

transactions with any individual Lender who accepts the terms contained in the relevant Extension Offer to extend the Maturity Date of all or a portion of such Lender’s Loans and/or Commitments of such Class and otherwise modify the terms of all or a portion of such Loans and/or Commitments pursuant to the terms of the relevant Extension Offer (including by increasing the interest rate or fees payable in respect of such Loans and/or Commitments (and related outstandings) and/or modifying the amortization schedule, if any, in respect of such Loans) (each, an “Extension”; it being understood that any Extended Term Loans shall constitute a separate Class of Loans from the Class of Loans from which they were converted and any Extended Revolving Credit Commitments shall constitute a separate Class of Revolving Credit Commitments from the Class of Revolving Credit Commitments from which they were converted), so long as the following terms are satisfied:
(i)
except as to (A) currency, pricing (including any “MFN” or other pricing terms), interest rate margins, rate floors, fees, premium (including prepayment premiums), funding discounts, maturity and amortization (which shall, subject to immediately succeeding clause (iii) and to the extent applicable, be determined by the Applicable Borrower and any Lender who agrees to an Extension of its Revolving Credit Commitments and set forth in the relevant Extension Offer), (B) terms applicable to such Extended Revolving Credit Commitments or Extended Revolving Loans (each as defined below) that are, taken as a whole, in the good faith determination of the Borrower Representative, more favorable to the lenders or the agent of such Extended Revolving Credit Commitments or Extended Revolving Loans than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents for the benefit of the Revolving Lenders or, as applicable, the Administrative Agent (i.e., by conforming or adding a term to the then-outstanding Revolving Loans pursuant to the applicable Extension Amendment), (C) terms, taken as a whole, that reflect then current market terms and conditions, taken as a whole, at the time of incurrence or issuance (as determined by the Borrower Representative) and (D) any covenant or other provision applicable only after the Latest Revolving Credit Maturity Date, the Revolving Credit Commitment of any Lender who agrees to an extension with respect to such Commitment (an “Extended Revolving Credit Commitment”; and the Loans thereunder, “Extended Revolving Loans”), and the related outstandings, shall constitute a revolving commitment (or related outstandings, as the case may be) with substantially consistent terms (or terms not less favorable to existing Lenders) as the Class of Revolving Credit Commitments subject to the relevant Extension Offer (and related outstandings) provided hereunder; provided that to the extent more than one Revolving Facility exists after giving effect to any such Extension, (x) the borrowing and repayment (except for (1) payments of interest and fees at different rates on the Revolving Facilities (and related outstandings), (2) repayments required upon the Maturity Date of any Revolving Facility and (3) repayments made in connection with a permanent repayment and termination of Revolving Credit Commitments under any Revolving Facility (subject to clause (z) below)) of Revolving Loans with respect to any Revolving Facility after the effective date of such Extended Revolving Credit Commitments shall be made with respect to such Extended Revolving Loans on a pro rata basis with all other Revolving Facilities, (y) all Swingline Loans and Letters of Credit shall be participated on a pro rata basis by all Revolving Lenders and (z) any permanent repayment of Revolving Loans with respect to, and reduction or termination of Revolving Credit Commitments under, any Revolving Facility after the effective date of such Extended Revolving Credit Commitments shall be made on a pro rata basis or less than pro rata basis with all other Revolving Facilities, except that the Borrowers shall be permitted to permanently repay Revolving Loans and terminate Revolving Credit Commitments of any Revolving Facility on a greater than pro rata basis (I) as compared to any other Revolving Facilities with a later Maturity Date than such Revolving Facility and (II) to the extent refinanced or replaced with a Revolver Replacement Facility or Replacement Debt;
(ii)
except as to (A) currency, pricing (including any “MFN” or other pricing term), interest rate margins, rate floors, fees, funding discounts, amortization, final maturity date, premium (including prepayment premiums), required prepayment dates and participation in prepayments (which shall, subject to immediately succeeding clauses (iii), (iv) and (v), be determined by the Applicable Borrower and any Lender who agrees to an Extension of its Term Loans and set forth in the relevant Extension Offer), (B) terms applicable to such Extended Term Loans that are, taken as a whole, in the

~~WEIL\101313475\1\63232.0014~~

good faith determination of the Borrower Representative, more favorable to the lenders or the agent of such Extended Term Loans than those contained in the Loan Documents applicable to the relevant Term Loans and are then conformed (or added) to the Loan Documents for the benefit of the Term Lenders in respect of such Term Loans or, as applicable, the Administrative Agent (i.e., by conforming or adding a term to the then-outstanding Term Loans of the applicable Class pursuant to the applicable Extension Amendment), (C) terms, taken as a whole, that reflect then current market terms and conditions, taken as a whole (as determined by the Borrower Representative at the time the definitive documentation with respect thereto is finalized) and (D) any covenant or other provision applicable only after the Latest Term Loan Maturity Date (in each case, as of the date of such Extension), the Term Loans of any Lender extended pursuant to any Extension (any such extended Term Loans, the “Extended Term Loans”) shall have substantially consistent terms (or terms not less favorable to existing Lenders) as the tranche of Term Loans subject to the relevant Extension Offer;
(iii)
(A) the final maturity date of any Class of Extended Term Loans may be no earlier than the then applicable Latest Term Loan Maturity Date at the time of Extension and (B) no Extended Revolving Credit Commitments or Extended Revolving Loans may have a final maturity date earlier than (or require commitment reductions prior to) the Latest Revolving Credit Maturity Date;
(iv)
the Weighted Average Life to Maturity of any Class of Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of any then-existing Class of Term Loans;
(v)
subject to clauses (iii) and (iv) above, any Class of Extended Term Loans may otherwise have an amortization schedule as determined by the Applicable Borrower and the Lenders providing such Class of Extended Term Loans;
(vi)
any Class of Extended Term Loans may participate (A) in any voluntary prepayment of Term Loans as set forth in Section 2.11(a)(i) and (B) in any mandatory prepayment of Term Loans as set forth in Section 2.11(b)(vi);
(vii)
if the aggregate principal amount of Loans or Commitments, as the case may be, in respect of which Lenders have accepted the relevant Extension Offer exceed the maximum aggregate principal amount of Loans or Commitments, as the case may be, offered to be extended by the Applicable Borrower pursuant to such Extension Offer, then the Loans or Commitments, as the case may be, of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed the applicable Lender’s actual holdings of record) with respect to which such Lenders have accepted such Extension Offer;
(viii)
unless the Administrative Agent otherwise agrees, any Extension must be in a minimum amount of $5,000,000;
(ix)
any applicable Minimum Extension Condition must be satisfied or waived by the Applicable Borrower;
(x)
any documentation in respect of any Extension shall be consistent with the foregoing; and
(xi)
no Extension of any Revolving Facility shall be effective as to the obligations of the Swingline Lender to make any Swingline Loan or any Issuing Bank with respect to Letters of Credit without the consent of the Swingline Lender or such Issuing Bank, as applicable (such consents not to be unreasonably withheld or delayed) (and, in the absence of such consent, all references herein to Latest Revolving Credit Maturity Date shall be determined, when used in reference to the Swingline Lender or such Issuing Bank, as applicable, without giving effect to such Extension).

~~WEIL\101313475\1\63232.0014~~

(b)
(i) No Extension consummated in reliance on this Section 2.23 shall constitute a voluntary or mandatory prepayment for purposes of Section 2.11, (ii) the scheduled amortization payments (insofar as such schedule affects payments due to Lenders participating in the relevant Class) set forth in Section 2.10 shall be adjusted to give effect to any Extension of any Class of Loans and/or Commitments and (iii) except as set forth in clause (a)(viii) above, no Extension Offer is required to be in any minimum amount or any minimum increment; provided that the Applicable Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to the consummation of any Extension that a minimum amount (to be specified in the relevant Extension Offer in the Applicable Borrower’s sole discretion) of Loans or Commitments (as applicable) of any or all applicable tranches be tendered; it being understood that the Applicable Borrower may, in its sole discretion, waive any such Minimum Extension Condition. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.23 (including, for the avoidance of doubt, the payment of any interest, fees or premium in respect of any Extended Term Loans and/or Extended Revolving Credit Commitments on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (including Sections 2.10, 2.11 and/or 2.18) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section.
(c)
Subject to any consent required under Section 2.23(a)(xi), no consent of any Lender or the Administrative Agent shall be required to effectuate any Extension, other than the consent of each Lender agreeing to such Extension with respect to one or more of its Loans and/or Commitments of any Class (or a portion thereof). All Extended Term Loans and Extended Revolving Credit Commitments and all obligations in respect thereof shall constitute Secured Obligations under this Agreement and the other Loan Documents that are secured by the Collateral and guaranteed on a pari passu basis with all other applicable Secured Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Extension Amendment and any amendment to any of the other Loan Documents with the Loan Parties as may be necessary in order to establish new Classes or sub-Classes in respect of Loans or Commitments so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower Representative in connection with the establishment of such new Classes or sub-Classes, in each case on terms consistent with this Section 2.23.
(d)
In connection with any Extension, the Applicable Borrower shall provide the Administrative Agent at least five Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.23.

Section 2.24. Permitted Debt Exchanges.

(a)
Notwithstanding anything to the contrary contained in this Agreement, pursuant to one or more offers (each, a “Permitted Debt Exchange Offer”) made from time to time by the Applicable Borrower to all Lenders with outstanding Term Loans of a particular Class on a pro rata basis based on their respective aggregate principal amounts of outstanding Term Loans under such Class (other than, with respect to any Permitted Debt Exchange Offer that constitutes an offering of securities, any Lender that, if requested by the Applicable Borrower, is unable to certify that it is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), (ii) an institutional “accredited investor” (as defined in Rule 501 under the Securities Act) or (iii) not a “US person” (as defined in Rule 902 under the Securities Act)), the Applicable Borrower may from time to time consummate one or more exchanges of such Term Loans for Indebtedness (in the form of senior secured, senior unsecured, senior subordinated, or subordinated notes or term loans) and/or Capital Stock (such

~~WEIL\101313475\1\63232.0014~~

Indebtedness and/or Capital Stock, a “Permitted Debt Exchange Instrument” and each such exchange, a “Permitted Debt Exchange”), so long as the following conditions are satisfied:
(i)
except as set forth below, the terms of the Permitted Debt Exchange Instrument shall be determined by the Applicable Borrower and any Lender who accepts the Permitted Debt Exchange Offer;
(ii)
the aggregate initial principal amount (which, in the case of Qualified Capital Stock, shall be disregarded in such calculation) of any Permitted Debt Exchange Instrument in the form of Indebtedness shall not exceed the aggregate principal amount (calculated on the face amount thereof) of Term Loans so refinanced, except by an amount equal to any fees, expenses, commissions, underwriting discounts, accrued interest and premiums payable in connection with such Permitted Debt Exchange;
(iii)
other than with respect to Inside Maturity Amount Indebtedness, (A) the final maturity date of any such Permitted Debt Exchange Instrument that constitutes Indebtedness issued or incurred by the Applicable Borrower and/or any Loan Party is not earlier than the Maturity Date for the Class or Classes of Term Loan being exchanged and (B) the Weighted Average Life to Maturity of such Indebtedness shall be longer than the remaining Weighted Average Life to Maturity of the Class or Classes of Term Loan being exchanged;
(iv)
any Permitted Debt Exchange Instrument that constitutes Indebtedness of the Parent Borrower and/or any other Loan Party may be pari passu with or junior to any then-existing Class of Term Loans in right of payment, may be pari passu with or junior to such Class of Term Loans with respect to the Collateral, may be unsecured or not secured by any Collateral; provided that (A) any such Permitted Debt Exchange Instrument that is (1) junior to any then-existing Class of Term Loan in right of payment or (2) secured shall be subject to an Intercreditor Agreement and (B) no such Lien that secures any Permitted Debt Exchange Instrument constituting Indebtedness of the Parent Borrower and/or any other Loan Party shall be senior in priority as compared to the Lien securing the Indebtedness being exchanged;
(v)
other than with respect to Designated Alternative Security Indebtedness, no Permitted Debt Exchange Instrument constituting Indebtedness of the Parent Borrower and/or any other Loan Party shall be (A) guaranteed by any Restricted Subsidiary of the Parent Borrower that is not a Subsidiary Guarantor unless such Restricted Subsidiary is joined as a Subsidiary Guarantor substantially concurrently with the incurrence of such Indebtedness or (B) secured by any asset of the Parent Borrower and its Restricted Subsidiaries unless such asset constitutes Collateral or is added to the Collateral substantially concurrently with the incurrence of such Indebtedness;
(vi)
all Term Loans exchanged under each applicable Class by the Applicable Borrower pursuant to any Permitted Debt Exchange shall automatically be cancelled and retired by the Applicable Borrower on the date of the settlement thereof (and, if requested by the Administrative Agent, any applicable exchanging Lender shall execute and deliver to the Administrative Agent an Assignment and Assumption, or such other form as may be reasonably requested by the Administrative Agent, in respect thereof pursuant to which the respective Lender assigns its interest in the Term Loans being exchanged pursuant to the Permitted Debt Exchange to the Applicable Borrower for immediate cancellation), and accrued and unpaid interest on such Term Loans shall be paid to the exchanging Lenders on the date of the consummation of such Permitted Debt Exchange, or, if agreed to by the Applicable Borrower and the Administrative Agent, the next scheduled Interest Payment Date with respect to such Term Loans (with such interest accruing until the date of consummation of such Permitted Debt Exchange); it being understood and agreed for the avoidance of doubt that, the provisions of this Section 2.24 shall apply in lieu of the provisions of Section 9.05(g);

~~WEIL\101313475\1\63232.0014~~

(vii)
(A) if the aggregate principal amount of all Term Loans (calculated on the face amount thereof) of a given Class tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of Term Loans which exceeds the principal amount thereof of the applicable Class actually held by it) exceeds the maximum aggregate principal amount of the Term Loans of such Class that are offered to be exchanged by the Applicable Borrower pursuant to such Permitted Debt Exchange Offer, then the Applicable Borrower shall exchange Term Loans under the relevant Class tendered by such Lenders ratably up to such maximum based on the respective principal amounts so tendered, or (B) if such Permitted Debt Exchange Offer has been made with respect to multiple Classes of Term Loans without specifying a maximum aggregate principal amount offered to be exchanged for each Class, and the aggregate principal amount of all Term Loans (calculated on the face amount thereof) of all Classes tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of Term Loans which exceeds the principal amount thereof actually held by it) exceeds the maximum aggregate principal amount of Term Loans of all relevant Classes offered to be exchanged by the Applicable Borrower pursuant to such Permitted Debt Exchange Offer, then the Applicable Borrower shall exchange Term Loans across all Classes subject to such Permitted Debt Exchange Offer tendered by such Lenders ratably up to such maximum amount based on the respective principal amounts so tendered;
(viii)
any applicable Minimum Tender Condition or Maximum Tender Condition, as the case may be, shall be satisfied or waived by the Applicable Borrower; and
(ix)
no Lender shall have any obligation to agree to have any of its Loans or Commitments exchanged pursuant to any Permitted Debt Exchange Offer.
(b)
No Permitted Debt Exchange Offer shall be made for less than $25,000,000 in aggregate principal amount of Term Loans (or such lesser amount to which the Administrative Agent may agree), provided that subject to the foregoing, the Applicable Borrower may at its election specify (A) as a condition (a “Minimum Tender Condition”) to consummating any such Permitted Debt Exchange that a minimum amount (to be determined and specified in the relevant Permitted Debt Exchange Offer in the Applicable Borrower’s discretion) of Term Loans of any or all applicable Classes be tendered and/or (B) as a condition (a “Maximum Tender Condition”) to consummating any such Permitted Debt Exchange that no more than a maximum amount (to be determined and specified in the relevant Permitted Debt Exchange Offer in the Applicable Borrower’s discretion) of Term Loans of any or all applicable Classes will be accepted for exchange. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.24 (including, for the avoidance of doubt, the payment of any interest, fees or premium in respect of any Permitted Debt Exchanges) and hereby waive the requirements of any provision of this Agreement (including Sections 2.10, 2.11 and/or 2.18) or any other Loan Document that may otherwise prohibit any such Permitted Debt Exchange or any other transaction contemplated by this Section.
(c)
In connection with any Permitted Debt Exchange, the Applicable Borrower shall provide the Administrative Agent at least five Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the Credit Facilities hereunder after such Permitted Debt Exchange), if any, as may be established by, or reasonably acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.24.
(d)
It is understood and agreed that (i) neither the Administrative Agent nor any Lender assumes any responsibility in connection with the Borrowers’ compliance with such laws in connection with any Permitted Debt Exchange and (ii) each Lender shall be solely responsible for its compliance with any applicable “insider trading” laws and regulations to which such Lender may be subject under the Exchange Act.

~~WEIL\101313475\1\63232.0014~~

Section 2.25. Additional Borrowers; Removal of Certain Borrowers.

(a)
The Parent Borrower may, at any time and from time to time, designate any Subsidiary Guarantor to be an Additional Borrower; provided that:
(i)
to the extent such Subsidiary Guarantor is organized in a jurisdiction other than the US, such designation shall be subject to the consent of the Administrative Agent and each Lender under the Credit Facility to which such designation relates (such consent not to be unreasonably withheld, conditioned or delayed; it being understood that any Lender may withhold such consent if (A) it is unlawful (or such Lender cannot or has not been able to determine that it is lawful) for such Lender to make Loans to such Additional Borrower, (B) the making of Loans to such Additional Borrower would reasonably be expected to subject such Lender to adverse tax consequences for which it is not reimbursed hereunder, (C) such Lender would be required to, or has determined that it would be prudent to, register or file in the jurisdiction of formation, organization or location of such Additional Borrower in order to make Loans to such Additional Borrower, and such Lender does not wish to do so or (D) such Lender is restricted by operational or administrative procedures or other applicable internal policies from making Loans to Persons formed, organized or located in the jurisdiction in which such Additional Borrower is formed, organized or located);
(ii)
prior to the date on which such Subsidiary Guarantor becomes an Additional Borrower, the Parent Borrower shall cause such Subsidiary Guarantor to execute and deliver a Borrower Joinder Agreement and comply with the requirements set forth in clause (a) of the definition of “Collateral and Guarantee Requirement” (to the extent such Person has not previously complied with such requirements);
(iii)
the Administrative Agent shall have received (1) a customary written opinion of counsel as to such matters relating thereto as the Administrative Agent may reasonably request and (2) certified copies of the Organizational Documents of such Additional Borrower, along with appropriate resolutions and an incumbency certificate of such Additional Borrower;
(iv)
the Administrative Agent shall have received (A) with respect to such Additional Borrower, all documentation and other information that is required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act to the extent reasonably requested in writing by the Administrative Agent or any Lender at least 10 Business Days prior to the date on which the relevant Borrower Joinder Agreement becomes effective (or such later date to which the Administrative Agent may agree) and (B) with respect to any Additional Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requested, a Beneficial Ownership Certification in relation to such Additional Borrower; and
(v)
the Parent Borrower shall have provided the Lenders with at least 15 Business Days’ prior written notice of the proposed designation (or such later date to which the Administrative Agent may agree).

From and after such designation and the satisfaction of the conditions precedent set forth above, such Subsidiary Guarantor shall become a “Borrower” under the applicable Credit Facility for all purposes of this Agreement and the other Loan Documents and will have the right to directly request Loans in accordance with Article 2 until the relevant Maturity Date of such Credit Facility. The Borrower Representative and the Administrative Agent shall be authorized to amend this Agreement and the other Loan Documents to reflect the existence of any Additional Borrower hereunder and thereunder.

(b)
At any time and from time to time upon not less than three Business Days’ written notice to the Administrative Agent, any Additional Borrower may resign as a borrower (but not, for the avoidance of doubt,

~~WEIL\101313475\1\63232.0014~~

as a Subsidiary Guarantor) under any applicable Credit Facility, so long as after such resignation, the Parent Borrower remains a borrower under such Credit Facility or, concurrently with such resignation, the Termination Date occurs.
(c)
In the event that any Additional Borrower ceases to be a direct or indirect Wholly-Owned Subsidiary of the Parent Borrower, such Additional Borrower, as applicable, shall automatically cease to be considered a “Borrower” for all purposes hereunder, and all outstanding Loans made to such Borrower and all other amounts payable by such Borrower on account of any Loan made to it shall be repaid, and all Letters of Credit issued for the account of such Borrower shall be terminated or cash collateralized in a manner consistent with Section 2.05(j).

Section 2.26. Appointment of the Borrower Representative.

(a)
Each Borrower hereby irrevocably appoints and designates the Parent Borrower as its agent (the Parent Borrower in such capacity, any successor entity or any other entity designated as such by the Parent Borrower to the Administrative Agent in writing from time to time, the “Borrower Representative”) to request and receive Loans and Letters of Credit pursuant to this Agreement and the other Loan Documents from the Administrative Agent or any Lender in the name or on behalf of such Borrower and for all purposes under the Loan Documents, including election of interest rates, the preparation and delivery of financial reports, the receipt and payment of Obligations, requests for waivers, amendments or other accommodations, actions under the Loan Documents (including in respect of compliance with covenants), and all other dealings with the Administrative Agent, the Issuing Banks and/or any Lender. The Administrative Agent, the Lenders and the Issuing Banks may disburse Loans and provide Letters of Credit, as applicable, for the account of any Borrower, in each case as the Borrower Representative may designate or direct, without notice to any other Borrower or any other Loan Party.
(b)
Each Borrower agrees that any notice, election, representation, warranty, agreement or undertaking by or on behalf of any Borrower by the Borrower Representative shall be deemed for all purposes to have been made by the Applicable Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if made directly by such Borrower; provided it has been made in the form appropriate for such agreement and subject to the Applicable Borrower’s corporate or similar approvals, if necessary.
(c)
The Parent Borrower hereby accepts the appointment by each Borrower to act as the agent of such Borrower pursuant to this Section 2.26 and shall continue to act hereunder so long as this Agreement remains in effect.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

On the dates and to the extent required pursuant to Sections 4.01 or 4.02 hereof, as applicable, Holdings (solely with respect to Sections 3.01, 3.02, 3.03, 3.07, 3.08, 3.09, 3.14 and 3.17) and each Borrower hereby represent and warrant to the Lenders that:

Section 3.01. Organization; Powers. Holdings, the Parent Borrower and each of its Restricted Subsidiaries (a) is (i) duly organized and validly existing and (ii) in good standing (to the extent such concept exists in the relevant jurisdiction) under the Requirements of Law of its jurisdiction of organization, (b) has all requisite organizational power and authority to own its assets and to carry on its business as now conducted and (c) is qualified to do business in, and is in good standing (to the extent such concept exists in the relevant jurisdiction) in, every jurisdiction where the ownership, lease or operation of its properties or conduct of its business requires such qualification, except, in each case referred to in this Section 3.01 (other than clause (a)(i)

~~WEIL\101313475\1\63232.0014~~

and clause (b), in each case, with respect to any Borrower) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 3.02. Authorization; Enforceability. The execution, delivery and performance by each Loan Party of each Loan Document to which such Loan Party is a party (a) are within such Loan Party’s corporate or other organizational power and (b) have been duly authorized by all necessary corporate or other organizational action of such Loan Party. Each Loan Document to which any Loan Party is a party has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to the Legal Reservations.

Section 3.03. Governmental Approvals; No Conflicts. The execution and delivery of each Loan Document by each Loan Party party thereto and the performance by such Loan Party of its obligations thereunder (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) in connection with the Perfection Requirements and (iii) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which would not be reasonably expected to have a Material Adverse Effect, (b) will not violate any (i) of such Loan Party’s Organizational Documents or (ii) Requirement of Law applicable to such Loan Party which violation, in the case of this clause (b)(ii), would reasonably be expected to have a Material Adverse Effect and (c) will not violate or result in a default under any material Contractual Obligation to which such Loan Party is a party which violation, in the case of this clause (c), would reasonably be expected to result in a Material Adverse Effect.

Section 3.04. Financial Condition; No Material Adverse Effect.

(a)
The financial statements most recently provided pursuant to Section 5.01(a) or 5.01(b), as applicable (including any consolidating financial information delivered pursuant to the penultimate paragraph of Section 5.01), present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent Borrower on a consolidated basis as of such dates and for such periods in accordance with GAAP, (i) except as otherwise expressly noted therein, (ii) subject, in the case of quarterly financial statements, to the absence of footnotes and normal year-end adjustments and (iii) if applicable, except as may be necessary to reflect any differing entities and/or organizational structure prior to giving effect to the Transactions.
(b)
Since June 30, 2025, there have been no events, developments or circumstances (i) that have had a Material Adverse Effect that is continuing or (ii) on the date on which this representation and warranty is made, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.05. Properties.

(a)
[Reserved].
(b)
The Parent Borrower and each of its Restricted Subsidiaries have good and valid fee simple title (or any similar concept in any applicable jurisdiction) to or rights to purchase, or valid leasehold interests in, or easements or other limited property interests in, all of their respective Real Estate Assets and have good title to their personal property and assets, in each case, except (i) for defects in title that do not materially interfere with their ability to conduct their business as currently conducted or to utilize such properties and assets for their intended purposes, (ii) for any Lien permitted under Section 6.02, or (iii) where the failure to have such title would not reasonably be expected to have a Material Adverse Effect.

~~WEIL\101313475\1\63232.0014~~

(c)
The Parent Borrower and its Restricted Subsidiaries own or otherwise have a license or right to use Patents, Trademarks, Copyrights and other rights in works of authorship (including all Copyrights embodied in software) and all other IP Rights used in the conduct of their respective businesses as presently conducted without infringing, violating or misappropriating the IP Rights of third parties, except where any such infringement, violation or misappropriation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All registrations of Patents, Trademarks and Copyrights and all applications therefor owned by the Parent Borrower and its Restricted Subsidiaries are subsisting and, to the knowledge of the Parent Borrower, valid and enforceable, in each case except where any failure of the same to be true would not have, individually, or in the aggregate, a Material Adverse Effect. No claim, proceeding or litigation regarding any IP Right is pending or, to the knowledge of the Parent Borrower, threatened against the Parent Borrower or its Restricted Subsidiaries that would have, individually or in the aggregate, a Material Adverse Effect.

Section 3.06. Litigation and Environmental Matters.

(a)
There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Parent Borrower, threatened in writing against or affecting the Parent Borrower or any of its Restricted Subsidiaries, in each case, which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
(b)
Except for any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (i) neither the Parent Borrower nor any of its Restricted Subsidiaries has received notice of any claim with respect to any Environmental Liability or knows of any basis for any Environmental Liability and (ii) neither the Parent Borrower nor any of its Restricted Subsidiaries (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law or (B) has become subject to any Environmental Liability.
(c)
Neither the Parent Borrower nor any of its Restricted Subsidiaries has generated, handled, used, treated, stored, transported, disposed of, arranged for the disposal of, Released, or exposed any Person to, any Hazardous Materials at, on, under or from any currently or formerly owned, leased or operated real estate or facility relating to its business in a manner that would reasonably be expected to have a Material Adverse Effect.

Section 3.07. Compliance with Laws. Each of the Parent Borrower and each of its Restricted Subsidiaries is in compliance with all Requirements of Law applicable to it or its property, except, in each case where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; it being understood and agreed that this Section 3.07 shall not apply to the Requirements of Law covered by Section 3.17 below.

Section 3.08. Investment Company Status. No Loan Party is an “investment company” as defined in, or is required to be registered under, the Investment Company Act of 1940.

Section 3.09. Taxes. Each of the Parent Borrower and each of its Restricted Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed by it and has paid or caused to be paid all Taxes required to have been paid by it that are due and payable, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Parent Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

~~WEIL\101313475\1\63232.0014~~

Section 3.10. ERISA.

(a)
Each Pension Plan is in compliance in form and operation with its terms and with ERISA and the Code and all other applicable Requirements of Law, except where any failure to comply would not reasonably be expected to result in a Material Adverse Effect.
(b)
In the five-year period prior to the date on which this representation is made or deemed made, no ERISA Event has occurred and is continuing or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect.

Section 3.11. Disclosure.

(a)
As of the Closing Date, all written information concerning Holdings, the Parent Borrower and its subsidiaries (other than (i) the Projections, financial projections, forecasts, financial estimates, other forward-looking information and/or projected information, (ii) information of a general economic or industry-specific nature and/or (iii) third party reports and/or memoranda (it being understood that such third party reports and/or memoranda shall be deemed to not include written information (other than the written information described in the immediately preceding clauses (i) and (ii)) on which such third party reports and/or memoranda are based to the extent such written information has been otherwise made available to any Initial Lender, any Arranger or the Administrative Agent)) that was made available to any Initial Lender, any Arranger or the Administrative Agent by Holdings, the Parent Borrower or its subsidiaries or their respective representatives on their behalf in connection with the Transactions on or before the Closing Date (collectively, the “Information”), when taken as a whole, did not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made (after giving effect to all supplements and updates thereto from time to time).
(b)
As of the Closing Date, the Projections have been prepared in good faith based upon assumptions believed by the Parent Borrower to be reasonable at the time furnished (it being recognized that such Projections are not to be viewed as facts and are subject to significant uncertainties and contingencies many of which are beyond the Parent Borrower’s control, that no assurance can be given that any particular financial projections will be realized, that actual results may differ from projected results and that such differences may be material).

Section 3.12. Solvency. As of the Closing Date, after giving effect to the Transactions and the incurrence of the Indebtedness and obligations being incurred in connection with this Agreement on the Closing Date, (i) the sum of the debt (including contingent liabilities) of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, does not exceed the fair value of the assets (on a going concern basis) of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, (ii) the capital of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, contemplated as of the Closing Date; and (iii) the Parent Borrower and its Restricted Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature in accordance with their terms. For purposes of this Section 3.12, (A) it is assumed that the Indebtedness and other obligations under the Credit Facilities will come due at their respective maturities and (B) the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

Section 3.13. Subsidiaries. Schedule 3.13 sets forth, in each case as of the Closing Date, (a) a correct and complete list of the name of each subsidiary of the Parent Borrower and the ownership interest therein held

~~WEIL\101313475\1\63232.0014~~

by the Parent Borrower or its applicable subsidiary, and (b) the type of entity of the Parent Borrower and each of its subsidiaries.

Section 3.14. Security Interest in Collateral. Subject to the Legal Reservations, the Perfection Requirements and the provisions, limitations and/or exceptions set forth in this Agreement and/or any other Loan Document, the Collateral Documents create legal, valid and enforceable Liens on all of the Collateral in favor of the Administrative Agent, for the benefit of itself and the other Secured Parties, and upon the satisfaction of the applicable Perfection Requirements, such Liens constitute perfected Liens (with the priority that such Liens are expressed to have under the relevant Collateral Documents, unless otherwise permitted hereunder or under any Collateral Document) on the Collateral (to the extent such Liens are then required to be perfected under the terms of the Loan Documents) securing the Secured Obligations, in each case as and to the extent set forth therein.

For the avoidance of doubt, notwithstanding anything herein or in any other Loan Document to the contrary, neither the Parent Borrower nor any other Loan Party makes any representation or warranty as to (A) the effect of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Capital Stock of any Foreign Subsidiary, or as to the rights and remedies of the Administrative Agent or any Lender with respect thereto, under foreign Requirements of Law, (B) the enforcement of any security interest, or right or remedy with respect to any Collateral that may be limited or restricted by, or require any consent, authorization approval or license under, any Requirement of Law or (C) on the Closing Date and until required pursuant to Section 5.12, the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent the same is not required on the Closing Date pursuant to the terms hereof.

Section 3.15. Labor Disputes. As of the Closing Date, except as individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes, lockouts or slowdowns against the Parent Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of the Parent Borrower or any of its Restricted Subsidiaries, threatened and (b) the hours worked by and payments made to employees of the Parent Borrower and its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters.

Section 3.16. Federal Reserve Regulations. No part of the proceeds of any Loan or any Letter of Credit have been used, whether directly or indirectly, and whether immediately or incidentally or ultimately, for any purpose that results in a violation of the provisions of Regulation U.

Section 3.17. Anti-Terrorism Laws; Anti-Corruption Laws.

(a)
None of Holdings, any of its subsidiaries, any of their respective directors and officers or, to the knowledge of the Parent Borrower, their respective agents, employees or Affiliates, is a Sanctioned Person.
(b)
To the extent applicable, Holdings, its subsidiaries and their respective officers and directors and, to the knowledge of the Parent Borrower, its employees and agents are in compliance, in all material respects, with applicable Anti-Corruption Laws, applicable provisions of the USA PATRIOT Act and applicable Sanctions.
(c)
No Borrowing or any Letter of Credit, or use of proceeds by the Borrowers and/or any subsidiary will violate any applicable Anti-Corruption Law or applicable Sanctions.

The representations and warranties set forth in Sections 3.17(a), (b) and (c) above made by or on behalf of any Foreign Subsidiary are subject to and limited by any Requirement of Law applicable to such Foreign Subsidiary; it being understood and agreed that to the extent that any Foreign Subsidiary is unable to make any such representation or warranty set forth in Section 3.17 as a result of the application of this sentence, such Foreign Subsidiary shall be deemed to have represented and warranted that it is in compliance, in all material

~~WEIL\101313475\1\63232.0014~~

respects, with any equivalent Requirement of Law relating to anti-terrorism, anti-corruption or anti-money laundering that is applicable to such Foreign Subsidiary in its relevant local jurisdiction of organization.

Section 3.18. Beneficial Ownership Certification. As of the Closing Date, the information included in the Beneficial Ownership Certification provided on or prior to the Closing Date to any Lender in connection with this Agreement is true and correct in all respects.

ARTICLE 4

CONDITIONS

Section 4.01. Closing Date. The obligations of (i) each Lender to make Loans and (ii) any Issuing Bank to issue Letters of Credit shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)
Credit Agreement and Loan Documents. The Administrative Agent (or its counsel) shall have received from each Loan Party party thereto, (i) a counterpart signed by such Loan Party (or written evidence reasonably satisfactory to the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method) that such party has signed a counterpart) of (A) this Agreement, (B) the Security Agreement, (C) the Loan Guaranty and (D) any Promissory Note requested by a Lender at least three Business Days prior to the Closing Date and (ii) a Borrowing Request as required by Section 2.03.
(b)
Legal Opinions. The Administrative Agent (or its counsel) shall have received, on behalf of itself, the Lenders and each Issuing Bank on the Closing Date, customary written opinions of (i) Weil, Gotshal & Manges LLP, in its capacity as special counsel for the Loan Parties, and (ii) DLA Piper International LLP, in its capacity as Virginia and Maryland counsel for the Loan Parties, in each case, dated the Closing Date and addressed to the Administrative Agent, the Lenders and each Issuing Bank.
(c)
Financial Statements. The Administrative Agent shall have received:
(i)
the audited consolidated balance sheet of the Parent Borrower and its subsidiaries as of the end of the Fiscal Year ended June 30, 2025 and related statements of income and cash flows for the Parent Borrower and its subsidiaries for such Fiscal Year; and
(ii)
the unaudited consolidated balance sheet of the Parent Borrower and its subsidiaries as of the end of the Fiscal Quarter ended September 30, 2025 and related statements of income and cash flows for the Parent Borrower and its subsidiaries for such Fiscal Quarter.
(d)
Secretary’s Certificate and Good Standing Certificates. The Administrative Agent (or its counsel) shall have received:
(i)
a certificate of each Loan Party, dated the Closing Date and executed by a Responsible Officer thereof, which shall (A) certify that attached thereto is a true and complete copy of the resolutions or written consent of its board of directors, board of managers, members or other governing body authorizing the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Parent Borrower, the borrowings hereunder, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect, (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of such Loan Party authorized to sign the Loan Documents to which it is a party on the Closing Date and (C) certify that (1) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization (or equivalent) of such Loan Party (the “Articles of Organization”) certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and complete copy of its bylaws or operating, management, partnership or similar agreement (the

~~WEIL\101313475\1\63232.0014~~

“Governing Agreement”) and (2) the Articles of Organization and the Governing Agreement have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereof as of such date); and
(ii)
a good standing (or equivalent) certificate as of a recent date for such Loan Party from its jurisdiction of organization.
(e)
Fees. Prior to or substantially concurrently with the funding of the Initial Term Loans hereunder on the Closing Date, the Administrative Agent shall have received (i) all fees required to be paid by the Applicable Borrower on the Closing Date pursuant to the Fee Letter and (ii) all expenses required to be paid by the Applicable Borrower for which invoices have been presented at least three Business Days prior to the Closing Date or such later date to which the Borrower Representative may agree (including the reasonable fees and expenses of legal counsel), in each case on or before the Closing Date, which amounts may be offset against the proceeds of the Loans.
(f)
Representations and Warranties; No Default or Event of Default.
(i)
The representations and warranties of the Loan Parties set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date; provided that (A) in the case of any representation and warranty that expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be, and (B) any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such periods; and
(ii)
no Default or Event of Default shall exist on and as of the Closing Date.
(g)
[Reserved].
(h)
Solvency. The Administrative Agent (or its counsel) shall have received a certificate in substantially the form of Exhibit P from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Parent Borrower dated as of the Closing Date and certifying as to the matters set forth therein.
(i)
Perfection Certificate. The Administrative Agent (or its counsel) shall have received a completed Perfection Certificate dated the Closing Date and signed by a Responsible Officer of each Loan Party, together with all attachments contemplated thereby.
(j)
Pledged Stock and Pledged Notes. Subject to Section 5.13, the Administrative Agent (or its counsel) shall have received (i) the certificates representing the Capital Stock required to be pledged pursuant to the Security Agreement, together with an undated stock power or similar instrument of transfer for each such certificate endorsed in blank by a duly authorized officer of the pledgor thereof, and (ii) each Material Debt Instrument (if any) endorsed (without recourse) in blank (or accompanied by an transfer form endorsed in blank) by the pledgor thereof.
(k)
Filings Registrations and Recordings. Subject to Section 5.13, each document (including any UCC (or similar) financing statement and/or any Intellectual Property Security Agreement) required by any Collateral Document or under applicable Requirements of Law to be filed, registered or recorded, if any, in order to maintain in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral required to be delivered pursuant to such Collateral Document, shall be in proper form for filing, registration or recordation.

~~WEIL\101313475\1\63232.0014~~

(l)
USA PATRIOT Act. No later than three Business Days in advance of the Closing Date, the Administrative Agent shall have received all documentation and other information reasonably requested with respect to any Loan Party in writing by any Initial Lender at least ten Business Days in advance of the Closing Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.
(m)
[Reserved].
(n)
Beneficial Ownership Certification. To the extent the Parent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and the Administrative Agent or any Initial Lender has requested the same at least 10 Business Days in advance of the Closing Date, the Administrative Agent or such Initial Lender shall have received a Beneficial Ownership Certification in relation to the Parent Borrower no later than three Business Days in advance of the Closing Date.
(o)
[Reserved].
(p)
Refinancing. Substantially concurrently with the initial funding of the Initial Term Loans hereunder, the Closing Date Refinancing shall be consummated.
(q)
Closing Certificate. The Administrative Agent (or its counsel) shall have received a certificate from a Responsible Officer of the Borrower Representative dated as of the Closing Date and certifying as to satisfaction of the conditions set forth in clauses (f) and (p) of this Section 4.01, and the Administrative Agent shall be entitled to rely conclusively on such certificate with respect to the matters covered by such certificate.

For purposes of determining whether the conditions specified in this Section 4.01 have been satisfied on the Closing Date, by funding the Loans hereunder or issuing a Letter of Credit on the Closing Date, the Administrative Agent, each Lender and each Issuing Bank, as applicable, shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent, such Lender or such Issuing Bank, as the case may be.

Section 4.02. Each Credit Extension. After the Closing Date, the obligation of each Revolving Lender and each Issuing Bank to make any Credit Extension is subject to the satisfaction of the following conditions:

(a)
(i) In the case of any Borrowing, the Administrative Agent shall have received a Borrowing Request as required by Section 2.03, (ii) in the case of the issuance of any Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a Letter of Credit Request or (iii) in the case of any Borrowing of Swingline Loans, the Swingline Lender and the Administrative Agent shall have received a Borrowing Request as required by Section 2.04(a).
(b)
The representations and warranties of the Loan Parties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of any such Credit Extension with the same effect as though such representations and warranties had been made on and as of the date of such Credit Extension; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects as of such date or for such period; provided, however, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such periods.
(c)
At the time of and immediately after giving effect to the applicable Credit Extension, no Event of Default or Default exists.

~~WEIL\101313475\1\63232.0014~~

Each Credit Extension after the Closing Date shall be deemed to constitute a representation and warranty by the Applicable Borrower on the date thereof as to the matters specified in paragraphs (b) and (c) of this Section; provided, however, that, without limiting the provisions of Section 2.22, Section 2.23 or Section 9.02(c), the conditions set forth in this Section 4.02 shall not apply to any Credit Extension under any Incremental Facility, Refinancing Amendment and/or Extension Amendment, unless, in each case, the lenders in respect thereof have required satisfaction of the same in the applicable Incremental Facility Amendment, Refinancing Amendment or Extension Amendment, as applicable.

ARTICLE 5

AFFIRMATIVE COVENANTS

From the Closing Date until the date on which all Commitments have expired or terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document (other than (i) contingent indemnification obligations for which no claim or demand has been made and (ii) for the avoidance of doubt, obligations and liabilities under Banking Services Obligations and Secured Hedging Obligations) have been paid in full in the manner prescribed by Section 2.18 and all Letters of Credit have expired or have been terminated (or have been made subject to Letter of Credit Support) and all LC Disbursements have been reimbursed (such date, the “Termination Date”), each of Holdings (solely with respect to Sections 5.02, 5.08, 5.12 and 5.14) and the Borrowers hereby covenants and agrees with the Lenders that:

Section 5.01. Financial Statements and Other Reports. The Borrower Representative will deliver to the Administrative Agent for delivery by the Administrative Agent, subject to Section 9.05(f), to each Lender:

(a)
Quarterly Financial Statements. Within 60 days (or, in the case of any fiscal quarter in which (x) the Parent Borrower or any subsidiary of the Parent Borrower has consummated a material (in the good faith determination of the Borrower Representative) acquisition or similar Investment and/or (y) a material (in the good faith determination of the Borrower Representative) accounting change has occurred, 90 days) after the end of the first three Fiscal Quarters of each Fiscal Year, commencing with the Fiscal Quarter ending on or about December 31, 2025, the consolidated balance sheet of the Parent Borrower as at the end of such Fiscal Quarter and the related statements of income or operations and cash flows of the Parent Borrower for such Fiscal Quarter and for the period from the beginning of the then-current Fiscal Year to the end of such Fiscal Quarter and (i) commencing with the financial statements for the Fiscal Quarter ending on or about September 30, 2026, setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and (ii) prior to a Public Company Transaction, commencing with the financial statements for the Fiscal Quarter ending on or about December 31, 2026, together with a customary narrative report describing the operations of the Parent Borrower and its Restricted Subsidiaries for the relevant Fiscal Quarter; provided that such financial statements shall, at the election of the Borrower Representative, not be required to reflect any purchase accounting adjustment relating to any acquisition consummated after the Closing Date until after the delivery of financial statements pursuant to Section 5.01(b) that include such adjustments;
(b)
Annual Financial Statements. Within 120 days (or, in the case of any Fiscal Year during which (x) the Parent Borrower or any subsidiary of the Parent Borrower has consummated a material (in the good faith determination of the Borrower Representative) acquisition or similar Investment and/or (y) a material (in the good faith determination of the Borrower Representative) accounting change has occurred, 165 days) after the end of each Fiscal Year ending after the Closing Date, (i) the consolidated balance sheet of the Parent Borrower as at the end of such Fiscal Year and the related consolidated statements of income or operations and cash flows of the Parent Borrower for such Fiscal Year, and (1) commencing with the financial statements for the Fiscal Year ending on or about June 30, 2026, setting forth in comparative form the corresponding figures for the previous Fiscal Year (it being understood and agreed that no such comparison shall be required if (A) the relevant independent certified public accountant is not willing to provide the same or (B) the corresponding figures from the previous Fiscal Year are not available) and (2) prior to a Public Company Transaction, commencing with the financial statements for the Fiscal Year ending on or about June 30, 2026, together with a customary narrative

~~WEIL\101313475\1\63232.0014~~

report describing the operations of the Parent Borrower and its Restricted Subsidiaries for the relevant Fiscal Year, and (ii) with respect to such consolidated financial statements, a report thereon of an independent certified public accountant of recognized national standing, including, for the avoidance of doubt, BDO USA, P.C. (which report (A) shall not be subject to (x) a “going concern” qualification, except as resulting from, in the good faith determination of the Borrower Representative, (1) the impending maturity of any Indebtedness, (2) the breach or anticipated breach of any financial covenant and/or (3) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary; it being understood that notwithstanding the foregoing, any such report may be subject to a “going concern” explanatory paragraph or like statement or (y) a qualification as to the scope of the relevant audit, and (B) shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Parent Borrower as at the dates indicated and its results of operations and cash flows for the periods indicated in conformity with GAAP);
(c)
Compliance Certificate. Together with each delivery of financial statements pursuant to Sections 5.01(a) and 5.01(b) (commencing with the financial statements delivered pursuant to Section 5.01(a) for the first Fiscal Quarter ending after the Closing Date), (i) a duly executed and completed Compliance Certificate and (ii) (A) a summary of the pro forma adjustments (if any) necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such financial statements and (B) a list identifying each Unrestricted Subsidiary as of the last day of the Fiscal Quarter covered by such Compliance Certificate or confirmation that there is no change in such information since the later of the Closing Date and the date of the last such list delivered pursuant to this clause (ii)(B);
(d)
[Reserved];
(e)
Notice of Default; Notice of Material Adverse Effect. Promptly upon any Responsible Officer of the Parent Borrower obtaining knowledge of (i) any Default or Event of Default or (ii) the occurrence of any event or change that has caused or evidences, either individually or in the aggregate, a Material Adverse Effect, a reasonably-detailed written notice specifying the nature and period of existence of such condition, event or change and what action the Parent Borrower has taken, is taking and proposes to take with respect thereto;
(f)
Notice of Litigation. Promptly upon any Responsible Officer of the Parent Borrower obtaining knowledge of (i) the institution of any Adverse Proceeding not previously disclosed in writing by the Parent Borrower to the Administrative Agent, or (ii) any material development in any Adverse Proceeding that, in the case of either of clauses (i) or (ii), would reasonably be expected to have a Material Adverse Effect, written notice thereof from the Parent Borrower together with such other non-privileged information as may be reasonably available to the Loan Parties to enable the Lenders to evaluate such matters;
(g)
ERISA. Promptly upon any Responsible Officer of the Parent Borrower becoming aware of the occurrence of any ERISA Event that would reasonably be expected to have a Material Adverse Effect, a written notice specifying the nature thereof;
(h)
Financial Plan. Not later than the date on which financial statements pursuant to Sections 5.01(b) for the preceding fiscal year are required to be delivered, an annual consolidated financial budget prepared by management of the Parent Borrower; provided that, notwithstanding the foregoing, no such financial budget shall be required at any time following a Public Company Transaction;
(i)
Information Regarding Collateral. Prompt (or by such later date to which the Administrative Agent may agree in its reasonable discretion) written notice of any change (i) in any Loan Party’s legal name, (ii) in any Loan Party’s type of organization, (iii) in any Loan Party’s jurisdiction of organization or (iv) in any Loan Party’s organizational identification number, in each case, to the extent such information is necessary to

~~WEIL\101313475\1\63232.0014~~

enable the Administrative Agent to perfect or maintain the perfection and priority of its security interest in the Collateral of the relevant Loan Party;
(j)
Certain Reports. Promptly upon their becoming available and without duplication of any obligation with respect to any such information that is otherwise required to be delivered under the provisions of any Loan Document, following a Public Company Transaction, copies of all financial statements, reports, notices and proxy statements sent or made available generally by any applicable Parent Company to all of its security holders acting in such capacity;
(k)
Certain Regulatory Information; Beneficial Ownership Regulation. Promptly following a request by the Administrative Agent, or any Lender, information or documentation reasonably required by the Administrative Agent or such Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation;
(l)
Other Information. Such customary additional information (financial or otherwise) as the Administrative Agent may reasonably request from time to time regarding the financial condition or business of the Parent Borrower and its Restricted Subsidiaries.

Documents required to be delivered pursuant to this Section 5.01 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Parent Borrower (or a representative thereof) (x) posts such documents or (y) provides a link thereto at the website address listed on Schedule 9.01; provided that, other than with respect to items required to be delivered pursuant to Section 5.01(j) above, the Parent Borrower shall promptly notify (which notice may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents at the website address listed on Schedule 9.01 and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents; (ii) on which such documents are delivered by the Parent Borrower to the Administrative Agent for posting on behalf of the Parent Borrower on IntraLinks, SyndTrak or another relevant website (the “Platform”), if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); (iii) on which such documents are electronically mailed to an address provided by the Administrative Agent; or (iv) in respect of the items required to be delivered pursuant to Section 5.01(j) above in respect of information filed by the Parent Borrower or any Parent Company with any securities exchange or with the SEC or any analogous governmental or private regulatory authority with jurisdiction over matters relating to securities (other than Form 10-Q reports and Form 10-K reports described in Sections 5.01(a) and 5.01(b), respectively), on which such items have been made available on the SEC website or the website of the relevant analogous governmental or private regulatory authority or securities exchange.

Notwithstanding the foregoing, (i) the Administrative Agent shall, in its discretion and without the consent of any Lender, be permitted to grant an extension of the deadline (not to exceed 30 days following the date on which the relevant item is initially required to be delivered) with respect to the obligations set forth in Sections 5.01(a), 5.01(b) and 5.01(h) and (ii) the obligations in Section 5.01(a), 5.01(b) and 5.01(h) may instead be satisfied with respect to any relevant information of the Parent Borrower by furnishing (A) the applicable financial statements or other information required by such clauses of any Parent Company or (B) in the case of Sections 5.01(a) and 5.01(b), the Parent Borrower’s or any Parent Company’s, as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC or any securities exchange, in each case, within the time periods specified in such paragraphs and without any requirement to provide notice of such filing to the Administrative Agent or any Lender; provided that, with respect to each of clauses (A) and (B), (1) to the extent (x) such financial statements relate to any Parent Company and (y) (I) such Parent Company (or any other Parent Company that is a subsidiary of such Parent Company) has any material third party Indebtedness and/or material operations (as determined by the Borrower Representative in good faith and other than any operations that are attributable solely to such Parent Company’s ownership of the Parent Borrower and its subsidiaries) or (II) there are material differences (in the good faith determination of the Borrower Representative) between the financial statements of such Parent Company and its consolidated subsidiaries, on the one hand, and the Parent Borrower and its

~~WEIL\101313475\1\63232.0014~~

consolidated subsidiaries, on the other hand (other than any such differences relating to shareholders’ equity), such financial statements or Form 10-K or Form 10-Q, as applicable, shall be accompanied by unaudited consolidating information that summarizes in reasonable detail the differences between the information relating to such Parent Company and its consolidated subsidiaries, on the one hand, and the information relating to the Parent Borrower and its consolidated subsidiaries on a consolidated stand-alone basis, on the other hand (other than any such difference relating to shareholders’ equity), and (2) to the extent such financial statements of the relevant Parent Company are in lieu of financial statements of the Parent Borrower required to be provided under Section 5.01(b), such statements shall be accompanied by a report and opinion with respect to the applicable financial statements of the relevant Parent Company, which report and opinion shall satisfy the applicable requirements set forth in Section 5.01(b).

No financial statement required to be delivered pursuant to Section 5.01(a) or 5.01(b) shall be required to include any acquisition accounting adjustment relating to the Transactions or any Permitted Acquisition or other Investment to the extent it is not practicable to include any such adjustment in such financial statement.

Section 5.02. Existence. Except as otherwise permitted under Section 6.07, Holdings will (prior to a Specified Public Company Transaction), and the Parent Borrower will, and the Parent Borrower will cause each of its Restricted Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights, franchises, licenses and permits material to its business, in each case except, other than with respect to the preservation of the existence of the Parent Borrower, to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect; provided that neither the Parent Borrower nor any of its Restricted Subsidiaries shall be required to preserve any such existence (other than with respect to the preservation of existence of the Parent Borrower), right, franchise, license or permit if a Responsible Officer of such Person or such Person’s board of directors (or similar governing body) determines that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to the Lenders.

Section 5.03. Payment of Taxes. The Parent Borrower will, and will cause each of its Restricted Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income or businesses or franchises before any penalty or fine accrues thereon; provided that no such Tax need be paid if (a) it is being contested in good faith by appropriate proceedings so long as adequate reserves or other appropriate provisions, as are required in conformity with GAAP, have been made therefor or (b) failure to pay or discharge any such Taxes would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Section 5.04. Maintenance of Properties. The Parent Borrower will, and will cause each of its Restricted Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear and casualty and condemnation excepted, all property reasonably necessary to the normal conduct of business of the Parent Borrower and its Restricted Subsidiaries and from time to time will make or cause to be made all needed and appropriate repairs, renewals and replacements thereof, in each case except as expressly permitted by this Agreement or where the failure to maintain such properties or make such repairs, renewals or replacements would not reasonably be expected to have a Material Adverse Effect.

Section 5.05. Insurance. The Parent Borrower will maintain or cause to be maintained, with financially sound and reputable insurers, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, such insurance coverage with respect to liability, loss or damage in respect of the assets, properties and businesses of the Parent Borrower and its Restricted Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. Solely with respect to any insurance policy of any Domestic Subsidiary that is a Loan Party, each such policy of insurance shall, subject to Section 5.13, (i) name the Administrative Agent on behalf of the Secured Parties as an additional insured thereunder as its interests may appear and (ii) (A) to the extent available from the relevant insurance carrier, (A)

~~WEIL\101313475\1\63232.0014~~

in the case of each casualty insurance policy (excluding any business interruption insurance policy), contain a lender loss payable clause or endorsement that names the Administrative Agent, on behalf of the Secured Parties as the lender loss payee thereunder and (B) to the extent available, provide for at least 30 days’ prior written notice to the Administrative Agent of any modification or cancellation of such policy (or 10 days’ prior written notice in the case of the failure to pay any premium thereunder).

Section 5.06. Inspections. The Parent Borrower will, and will cause each of its Restricted Subsidiaries to, permit any authorized representative designated by the Administrative Agent to visit and inspect any of the properties of the Parent Borrower and any of its Restricted Subsidiaries at which the principal financial records and executive officers of the applicable Person are located, to inspect, copy and take extracts from its and their respective financial and accounting records, and to discuss its and their respective affairs, finances and accounts with its and their Responsible Officers and independent public accountants at the expense of the Parent Borrower (provided that the Parent Borrower (or any of its subsidiaries) may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at reasonable times during normal business hours; provided that (a) only the Administrative Agent on behalf of the Lenders may exercise the rights of the Administrative Agent and the Lenders under this Section 5.06, (b) except as expressly set forth in clause (c) below during the continuance of an Event of Default under Sections 7.01(a), 7.01(f) or 7.01(g), the Administrative Agent shall not exercise such rights more often than one time during any calendar year and (c) when an Event of Default under Sections 7.01(a), 7.01(f) or 7.01(g) exists, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Parent Borrower at any time during normal business hours and upon reasonable advance notice.

Section 5.07. Maintenance of Books and Records. The Parent Borrower will, and will cause its Restricted Subsidiaries to, maintain proper books of record and account containing entries of all material financial transactions and matters involving the assets and business of the Parent Borrower and its Restricted Subsidiaries that are full, true and correct in all material respects and permit the preparation of consolidated financial statements in accordance with GAAP, subject to customary closing processes.

Section 5.08. Compliance with Laws. Holdings (prior to a Specified Public Company Transaction) will, and the Parent Borrower will, and the Parent Borrower will cause each of its subsidiaries to comply, with (a) all applicable Requirements of Law (including applicable ERISA and Environmental Laws and except for applicable Sanctions, the USA PATRIOT Act and Anti-Corruption Laws), except to the extent the failure of Holdings, the Parent Borrower or the relevant Restricted Subsidiary to comply would not reasonably be expected to have a Material Adverse Effect, and (b) all applicable Sanctions, the USA PATRIOT Act and Anti-Corruption Laws in all material respects; provided that the requirements set forth in this Section 5.08, as they pertain to compliance by any Foreign Subsidiary with applicable Sanctions, the USA PATRIOT ACT and Anti-Corruption Laws, are subject to and limited by any Requirement of Law applicable to such Foreign Subsidiary in its relevant local jurisdiction.

Section 5.09. Environmental.

(a)
Environmental Disclosure. The Parent Borrower will deliver to the Administrative Agent:
(i)
as soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of the Parent Borrower or any of its Restricted Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at the Parent Borrower’s real property or with respect to any Environmental Claims that, in each case would reasonably be expected to have a Material Adverse Effect;

~~WEIL\101313475\1\63232.0014~~

(ii)
promptly upon the occurrence thereof, written notice describing in reasonable detail (A) any Release required to be reported by the Parent Borrower or any of its Restricted Subsidiaries to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws that would reasonably be expected to have a Material Adverse Effect, (B) any remedial action taken by the Parent Borrower or any of its Restricted Subsidiaries or any other Person of which the Parent Borrower or any of its Restricted Subsidiaries has knowledge in response to (1) any Hazardous Materials Activity the existence of which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (2) any Environmental Claim that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect or (C) discovery by the Parent Borrower of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that would reasonably be expected to have a Material Adverse Effect;
(iii)
as soon as practicable following the transmission or receipt thereof by the Parent Borrower or any of its Restricted Subsidiaries, a copy of any and all written communications with respect to (A) any Environmental Claim that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, (B) any Release required to be reported by the Parent Borrower or any of its Restricted Subsidiaries to any federal, state or local governmental or regulatory agency that would reasonably be expected to have a Material Adverse Effect, and (C) any request made to the Parent Borrower or any of its Restricted Subsidiaries for information from any governmental agency that suggests such agency is investigating whether the Parent Borrower or any of its Restricted Subsidiaries may be potentially responsible for any Hazardous Materials Activity that would reasonably be expected to have a Material Adverse Effect;
(iv)
prompt written notice describing in reasonable detail (A) any proposed acquisition of stock, assets, or property by the Parent Borrower or any of its Restricted Subsidiaries that would reasonably be expected to expose the Parent Borrower or any of its Restricted Subsidiaries to, or result in, Environmental Claims that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (B) any proposed action to be taken by the Parent Borrower or any of its Restricted Subsidiaries to modify current operations in a manner that would subject the Parent Borrower or any of its Restricted Subsidiaries to any additional obligations or requirements under any Environmental Law that would reasonably be expected to have a Material Adverse Effect; and
(v)
with reasonable promptness, such other documents and information as from time to time may be reasonably requested by the Administrative Agent in relation to any matter disclosed pursuant to this Section 5.09(a).
(b)
Hazardous Materials Activities, Etc. The Parent Borrower shall promptly take, and shall cause each of its Restricted Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by the Parent Borrower or its Restricted Subsidiaries, and address with appropriate corrective or remedial action any Release or threatened Release of Hazardous Materials at or from any Facility, in each case, that would reasonably be expected to have a Material Adverse Effect and (ii) make an appropriate response to any Environmental Claim against the Parent Borrower or any of its Restricted Subsidiaries and discharge any obligations it may have to any Person thereunder, in each case, where failure to do so would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 5.10. Designation of Subsidiaries. The Parent Borrower may at any time after the Closing Date designate (or redesignate) any subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (A) immediately after giving effect to such designation or redesignation, no Event of Default exists (including after giving effect to the reclassification of any Investment in, and/or Indebtedness of and/or Lien on the assets of, the applicable Restricted Subsidiary or Unrestricted Subsidiary), (B) in the case of any designation of any subsidiary as an Unrestricted Subsidiary, immediately after giving effect to such designation, such Unrestricted Subsidiary shall not own or exclusively license from the Parent Borrower or any Restricted Subsidiary any Material Intellectual Property and (C) in the case of any designation

~~WEIL\101313475\1\63232.0014~~

of any subsidiary as an Unrestricted Subsidiary, immediately after giving effect to such designation, such Unrestricted Subsidiary shall not own any Capital Stock of the Parent Borrower or any Restricted Subsidiary. The designation of any subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Parent Borrower (or its applicable Restricted Subsidiary) therein at the date of designation in an amount equal to the portion of the fair market value of the net assets of such subsidiary attributable to the Parent Borrower’s (or its applicable Restricted Subsidiary’s) equity interest therein as estimated by the Borrower Representative in good faith (and such designation shall only be permitted to the extent such Investment is permitted under Section 6.06). The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the making, incurrence or granting, as applicable, at the time of designation of any then-existing Investment, Indebtedness or Lien of such subsidiary, as applicable; provided that upon any re-designation of any Unrestricted Subsidiary as a Restricted Subsidiary, the Parent Borrower (or its applicable Restricted Subsidiary) shall be deemed to continue to have an Investment in the resulting Restricted Subsidiary in an amount (if positive) equal to (i) the Parent Borrower’s (or its applicable Restricted Subsidiary’s) “Investment” in such Restricted Subsidiary at the time of such re-designation, less (ii) the portion of the fair market value of the net assets of such Restricted Subsidiary attributable to the Parent Borrower’s (or its applicable Restricted Subsidiary’s) equity therein at the time of such re-designation as estimated by the Borrower Representative in good faith.

Section 5.11. Use of Proceeds.

(a)
The Applicable Borrower shall use the proceeds of the Revolving Loans to finance working capital needs and other general corporate purposes of the Parent Borrower and its subsidiaries (including for capital expenditures, acquisitions, Investments, working capital and/or purchase price adjustments, Restricted Payments, Restricted Debt Payments and related fees and expenses (including Taxes)) and any other purpose not prohibited by the terms of the Loan Documents (including to replenish balance sheet cash used to finance any acquisition or other Investment).
(b)
The Parent Borrower shall use the proceeds of the Swingline Loans made after the Closing Date to finance the working capital needs and for other general corporate purposes of the Parent Borrower and its subsidiaries and for any other purpose not prohibited by the terms of the Loan Documents.
(c)
The Parent Borrower shall use the proceeds of the Initial Term Loans made on the Closing Date solely to (i) finance all or a portion of the Transactions (including the payment of Transaction Costs) and (ii) to the extent of any remaining proceeds, for general corporate purposes and working capital of the Parent Borrower and its subsidiaries and any other purpose not prohibited by the Loan Documents.
(d)
Letters of Credit may be issued on and after the Closing Date (i) to replace or provide credit support for any letter of credit, bank guarantee and/or surety, customs, performance or similar bond of the Applicable Borrower and its subsidiaries or any of their Affiliates and/or to replace cash collateral posted by any of the foregoing Persons and (ii) for general corporate purposes of the Parent Borrower and its subsidiaries and any other purpose not prohibited by the terms of the Loan Documents.
(e)
The Parent Borrower shall use the Amendment No. 1 Refinancing Term Loans made on the Amendment No. 1 Effective Date solely to (i) refinance the Initial Term Loans in full, (ii) to finance the payment of Amendment No. 1 Transaction Costs and (iii) for general corporate purposes of the Parent Borrower and its subsidiaries and any other purpose not prohibited by the terms of the Loan Documents.

Section 5.12. Covenant to Guarantee Obligations and Provide Security.

(a)
Upon (i) the formation or acquisition after the Closing Date of any Restricted Subsidiary, (ii) the designation of any Unrestricted Subsidiary as a Restricted Subsidiary or (iii) any Restricted Subsidiary that was an Excluded Subsidiary ceasing to be an Excluded Subsidiary, on or before the date on which financial statements are required to be delivered pursuant to Sections 5.01(a) or 5.01(b) for the Fiscal Quarter in which the relevant formation, acquisition, designation or cessation occurred (or, in each case, such longer period as the

~~WEIL\101313475\1\63232.0014~~

Administrative Agent may reasonably agree), the Parent Borrower shall (A) cause such Restricted Subsidiary (in each case, other than any Excluded Subsidiary) to comply with the applicable requirements set forth in clause (a) of the definition of “Collateral and Guarantee Requirement” and (B) upon the reasonable request of the Administrative Agent, if the Consolidated Total Assets of the relevant Restricted Subsidiary constitute more than 10% of the Consolidated Total Assets of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, cause the relevant Restricted Subsidiary (other than any Excluded Subsidiary) to deliver to the Administrative Agent a signed copy of a customary opinion of counsel for such Restricted Subsidiary, addressed to the Administrative Agent and the Lenders.
(b)
[Reserved].
(c)
Notwithstanding anything to the contrary herein or in any other Loan Document, the Borrower Representative may, in its sole discretion, elect to cause any Restricted Subsidiary (any such Person, a “Discretionary Guarantor”) that is not otherwise required to be a Subsidiary Guarantor to provide a Loan Guaranty by causing such Person to execute a Joinder Agreement, and any such Person shall constitute a Loan Party and a Guarantor for all purposes hereunder; it being understood and agreed that (i) such Person shall grant a security interest in such categories of assets pursuant to such documentation as the Borrower Representative and the Administrative Agent may reasonably agree and (ii) in the case of any Discretionary Guarantor that is a Foreign Subsidiary, the jurisdiction of such person is reasonably satisfactory to the Administrative Agent on the basis (A) that any Loan Guaranty and/or Collateral provided by such Person can reasonably be expected to be enforceable by the Administrative Agent or (B) of any Requirement of Law applicable to the Administrative Agent acting in such capacity with respect to such jurisdiction; provided that the Administrative Agent shall have received all documentation and other information with respect to such Discretionary Guarantor that is reasonably requested in writing by the Administrative Agent in connection with customary “know your customer” requirements.
(d)
Notwithstanding anything to the contrary herein or in any other Loan Document, it is understood and agreed that:
(i)
the Administrative Agent may grant extensions of time (including after the expiration of any relevant period, which may apply retroactively) for the creation and perfection of security interests in, or obtaining of legal opinions or other deliverables and/or the taking of other actions with respect to the Collateral and/or the provision of any Loan Guaranty by any Restricted Subsidiary, and each Lender hereby consents to any such extension of time;
(ii)
any Lien required to be granted from time to time pursuant to the definition of “Collateral and Guarantee Requirement”, any Loan Document and/or any action requested in connection therewith shall be subject to the exceptions and limitations set forth in this Agreement and the Collateral Documents;
(iii)
perfection by control shall not be required with respect to assets requiring perfection through control agreements or other control arrangements, including deposit accounts, securities accounts and commodities accounts (other than control of (A) pledged Capital Stock of the Parent Borrower or any first tier Restricted Subsidiary that is a Wholly-Owned Subsidiary of any Loan Party and/or (B) any Material Debt Instrument owing from any Person that is not a Loan Party, in each case, to the extent the same otherwise constitute Collateral);
(iv)
no Loan Party shall be required to seek any lien waiver, landlord lien waiver, bailee letter, estoppel, warehouseman waiver or other collateral access or similar letter or agreement, third party consent or lease amendment;
(v)
no Loan Party (other than any Discretionary Guarantor that is organized under the laws of a jurisdiction outside of the US) will be required to (A) take any action to grant or perfect a security

~~WEIL\101313475\1\63232.0014~~

interest in any asset located outside of the US or (B) execute any security agreement, pledge agreement, mortgage, deed, charge or other collateral document governed by the laws of any jurisdiction other than the US, any state thereof or the District of Columbia; it being understood and agreed that no Loan Party (including any Discretionary Guarantor) will be required to take any action to perfect a security interest in the Collateral in any jurisdiction other than the jurisdiction in which such Loan Party is organized (other than (1) in the case of pledged Capital Stock, in the jurisdiction in which any other Loan Party is organized, (2) [reserved] and (3) with respect to the required pledge of the Capital Stock of any Discretionary Guarantor that is not organized under the laws of the United States or any state thereof, the jurisdiction of organization of such Discretionary Guarantor);
(vi)
in no event will (A) the Collateral include any Excluded Asset or (B) any Excluded Subsidiary be required to become a Subsidiary Guarantor;
(vii)
without limiting the definition of “Excluded Assets” or clause (xiv) below, no action shall be required to perfect any Lien with respect to (A) any vehicle or other asset subject to a certificate of title and any retention of title, extended retention of title right, or similar right, (B) any Letter-of-Credit Right, (C) the Capital Stock of any Immaterial Subsidiary (other than any Immaterial Subsidiary that is a Loan Party) and/or (D) the Capital Stock of any Person that is not a subsidiary, in each case, except to the extent that a security interest therein can be perfected by filing a Form UCC-1 (or similar) financing statement under the UCC (without the requirement to list an “VIN” or similar number);
(viii)
no action shall be required to perfect a Lien in any asset in respect of which the perfection of a security interest therein would (A) be prohibited by enforceable anti-assignment provisions set forth in any contract that is permitted or otherwise not prohibited by the terms of this Agreement and, other than in the case of capital leases, purchase money and similar financings, is not incurred in contemplation of the acquisition of such asset or this Agreement, (B) violate the terms of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement and, other than in the case of capital leases, purchase money and similar financings and restrictions on cash deposits, is not incurred in contemplation of the acquisition of such asset or this Agreement and/or (C) trigger termination of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement and, other than in the case of capital leases, purchase money and similar financings and restrictions on cash deposits, is binding on such asset at the time of its acquisition and not incurred in contemplation thereof pursuant to any “change of control” or similar provision, in each case, after giving effect to the applicable anti-assignment provisions of the UCC or other applicable Requirements of Law and it being understood that the Collateral shall include any proceeds and/or receivables arising out of any contract described in this clause to the extent the assignment of such proceeds or receivables is expressly deemed effective under the UCC or other applicable Requirements of Law notwithstanding the relevant prohibition, violation or termination right;
(ix)
no Loan Party shall be required to perfect a security interest in any asset to the extent the perfection of a security interest in such asset would be prohibited under any applicable Requirement of Law;
(x)
any joinder or supplement to any Loan Guaranty, any Collateral Document and/or any other Loan Document executed by any Restricted Subsidiary that is required to become a Loan Party pursuant to Section 5.12(a) above (including any Joinder Agreement) may include such schedules (or updates to schedules) as may be necessary to qualify any representation or warranty set forth in any Loan Document to the extent necessary to ensure that such representation or warranty is true and correct to the extent required thereby or by the terms of any other Loan Document;

~~WEIL\101313475\1\63232.0014~~

(xi)
the Lenders and the Administrative Agent acknowledge and agree that the Collateral that may be provided by any Loan Party may be limited to minimize stamp duty, notarization, registration or other applicable fees, taxes and duties where the benefit to the Secured Parties of increasing the secured amount is disproportionate to the cost of such fees, taxes and duties;
(xii)
[reserved];
(xiii)
the Administrative Agent shall not require the taking of a Lien on, or require the perfection of any Lien granted in, any asset as to which the cost of obtaining or perfecting such Lien (including any mortgage, stamp, intangibles or other tax or expenses relating to such Lien) is excessive in relation to the benefit to the Lenders of the security afforded thereby as reasonably determined in writing by the Parent Borrower and the Administrative Agent;
(xiv)
except with respect to any Discretionary Guarantor that is organized under the laws of a jurisdiction outside the US, no Loan Party shall be required, and the Administrative Agent shall not be authorized, to perfect any security interest by means other than (A) filings pursuant to the Uniform Commercial Code in the office of the secretary of state (or similar central filing office) of any Loan Party’s jurisdiction of organization, (B) filings with the US Patent and Trademark Office and/or the US Copyright Office with respect to Patents, Trademarks and Copyrights, as applicable, as expressly required by the Security Agreement or (C) delivery to the Administrative Agent, for its possession (subject to the terms of any applicable Intercreditor Agreement), of any Collateral consisting of pledged Capital Stock held by any Loan Party in the Parent Borrower or any Restricted Subsidiary that is a Wholly-Owned Subsidiary and/or any Material Debt Instrument issued to the Parent Borrower or another Loan Party, in each case, to the extent required by the Security Agreement; and
(xv)
(A) no Collateral Document executed and delivered after the Closing Date will impose any commercial obligation on any Loan Party or contain any representation, warranty or undertaking that is not required for the creation and/or perfection of a security interest in the relevant asset or otherwise consistent with those set forth in the Collateral Documents on the Closing Date and to the extent any such Collateral Document imposes any such commercial obligation, representation, warranty or undertaking, the same shall be deemed to be null, void and without effect and (B) to the extent the subject matter of any representation, warranty or undertaking in any Collateral Document executed and delivered after the Closing Date is the same as any representation, warranty or covenant in this Agreement, such representation, warranty or covenant shall be no more burdensome to the applicable Loan Party than the corresponding provision of this Agreement unless the relevant additional requirement is necessary for the creation and/or perfection of a security interest in the relevant asset or otherwise consistent with those set forth in the Collateral Documents on the Closing Date and, to the extent any such representation, warranty or covenant is more burdensome, the portion of such representation warranty or covenant that is more burdensome shall be null, void and without effect.
(e)
It is understood and agreed for the avoidance of doubt that the Parent Borrower may elect to join any Domestic Subsidiary that is not required to be or become a Subsidiary Guarantor solely because such Restricted Subsidiary is an Immaterial Subsidiary without (i) the consent of the Administrative Agent or (ii) delivery of an opinion of counsel.

Section 5.13. Post-Closing Covenants. The Parent Borrower and each of its Restricted Subsidiaries shall comply with each of the covenants contained in Schedule 5.13 within the time periods prescribed therein (or by such later date to which the Administrative Agent may reasonably agree).

~~WEIL\101313475\1\63232.0014~~

Section 5.14. Further Assurances. Promptly upon request of the Administrative Agent and subject to the limitations described in Section 5.12:

(a)
Holdings and the Parent Borrower will, and the Parent Borrower will cause each other Loan Party to, execute and deliver any and all further documents, financing statements, agreements, instruments, notices and acknowledgments and take all such further actions (including the filing and recordation of financing statements, fixture filings, Intellectual Property Security Agreements and/or amendments thereto and other documents), in each case (i) that may be required under any Requirements of Law and (ii) that the Administrative Agent may reasonably request to ensure the creation, perfection and priority of the Liens created or intended to be created under the Collateral Documents, all at the expense of the relevant Loan Parties.
(b)
The Parent Borrower will, and will cause each other applicable Loan Party to, (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts (including notices to third parties), deeds, assurances and other instruments, in each case as the Administrative Agent may reasonably request from time to time in order to ensure the creation, perfection and priority of the Liens created or intended to be created under the Collateral Documents.

Section 5.15. Maintenance of Ratings. The Parent Borrower shall use commercially reasonable efforts to maintain public corporate facility ratings for the ~~Initial~~Amendment No. 1 Refinancing Term Loans and public corporate family ratings for the Parent Borrower from each of S&P and Moody’s; provided that in no event shall the Parent Borrower be required to maintain any specific rating with any such agency.

Section 5.16. Transactions with Affiliates. The Parent Borrower shall, and shall cause its Restricted Subsidiaries to, consummate any transaction with any Affiliate thereof that involves payment in excess of the greater of $28,650,000 and 15% of Consolidated Adjusted EBITDA for the most recently ended Test Period, (x) on terms that are at least as favorable (as determined by the Borrower Representative in good faith at the time of the execution of the definitive agreement relating thereto) to the Parent Borrower or such Restricted Subsidiary, as the case may be, as those that might be obtained at the time in a comparable arm’s-length transaction from a Person who is not an Affiliate or (y) if in the good faith judgment of the Borrower Representative, there is no comparable transaction on the basis of which to make the comparison described above, such transaction is fair to the Parent Borrower or its applicable Restricted Subsidiary from a financial point of view, as determined by the Borrower Representative in good faith; provided that the foregoing requirement shall not apply to:

(a)
any transaction between or among Holdings (prior to a Specified Public Company Transaction), the Parent Borrower and/or one or more Restricted Subsidiaries (or any entity that becomes a Restricted Subsidiary as a result of such transaction) to the extent otherwise permitted or not restricted by this Agreement;
(b)
any issuance, sale or grant of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of employment arrangements, stock options and stock ownership plans approved by the board of directors (or equivalent governing body) of any Parent Company or of the Parent Borrower or any Restricted Subsidiary;
(c)
(i) any collective bargaining, employment or severance agreement or compensatory (including profit sharing) arrangement (including salary or guaranteed payment and bonuses) entered into by the Parent Borrower or any of its Restricted Subsidiaries with their respective current or former officers, directors, members of management, managers, employees, consultants or independent contractors or those of any Parent Company, (ii) any subscription agreement or similar agreement pertaining to the repurchase of Capital Stock pursuant to put/call rights or similar rights with current or former officers, directors, members of management, managers, employees, consultants or independent contractors and (iii) any transaction pursuant to any employee compensation, benefit plan, stock option plan or arrangement, any health, disability or similar insurance plan

~~WEIL\101313475\1\63232.0014~~

which covers current or former officers, directors, members of management, managers, employees, consultants or independent contractors or any employment contract or arrangement;
(d)
(i) transactions permitted by Sections 6.04 and 6.06(h), 6.06(m), 6.06(o), 6.06(t), 6.06(v), 6.06(y), 6.06(z) and 6.06(aa) and (ii) issuances of Capital Stock, equity contributions and issuances and incurrences of Indebtedness not otherwise restricted by this Agreement;
(e)
transactions and/or arrangements in existence on the Closing Date and any amendment, modification or extension thereof to the extent such amendment, modification or extension, taken as a whole, is not (i) materially adverse to the Lenders or (ii) more disadvantageous in any material respect to the Lenders than the relevant transaction or arrangement in existence on the Closing Date;
(f)
(i) so long as no Event of Default under Sections 7.01(a), 7.01(f) or 7.01(g) then exists or would result therefrom, the payment of management, monitoring, consulting, transaction, oversight, advisory and similar fees to any Investor approved by the board of directors of the Parent Borrower (or its applicable Parent Company); provided that such fees may continue to accrue during the continuation of any such Event of Default and be paid on and after the date on which such Event of Default is no longer continuing and (ii) the payment or reimbursement of all indemnification obligations and expenses owed to any Investor and any of their respective directors, officers, members of management, managers, employees and consultants, in each case of clauses (i) and (ii) whether currently due or paid in respect of accruals from prior periods;
(g)
the Transactions, including the payment of Transaction Costs;
(h)
customary compensation to, and reimbursement of expenses of, Affiliates in connection with financial advisory, financing, underwriting or placement services or in respect of other investment banking activities and other transaction fees, which payments are approved by the majority of the members of the board of directors (or similar governing body) or a majority of the disinterested members of the board of directors (or similar governing body) of the Parent Borrower in good faith;
(i)
Guarantees permitted by Section 6.01 or Section 6.06;
(j)
transactions that are otherwise permitted (or not restricted) under Article 6;
(k)
the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, members of the board of directors (or similar governing body), officers, employees, members of management, managers, consultants and independent contractors of the Parent Borrower and/or any of its Restricted Subsidiaries in the ordinary course of business and, in the case of payments to such Person in such capacity on behalf of any Parent Company, to the extent attributable to the operations of the Parent Borrower or its subsidiaries;
(l)
transactions with customers, clients, suppliers, joint ventures, purchasers or sellers of goods or services or providers of employees or other labor entered into in the ordinary course of business, which are (i) fair to the Parent Borrower and/or its applicable Restricted Subsidiary in the good faith determination of the Parent Borrower (or its board of directors (or similar governing body) or senior management) or (ii) on terms at least as favorable as might reasonably be obtained from a Person other than an Affiliate;
(m)
the payment of reasonable out-of-pocket costs and expenses related to registration rights and customary indemnities provided to shareholders under any shareholder agreement;
(n)
any purchase by Holdings of the Capital Stock of (or contribution to the equity capital of) the Parent Borrower;

~~WEIL\101313475\1\63232.0014~~

(o)
any transaction (or series of related transactions) in respect of which the Parent Borrower delivers to the Administrative Agent a letter addressed to the board of directors (or equivalent governing body) of the Parent Borrower from an accounting, appraisal or investment banking firm of nationally recognized standing stating that such transaction or transactions, as applicable, is or are on terms that either (i) are no less favorable to the Parent Borrower or the applicable Restricted Subsidiary than might be obtained at the time in a comparable arm’s length transaction from a Person who is not an Affiliate or (ii) if such standard applies in accordance with the lead-in to this Section 5.16, fair to the Parent Borrower or the relevant Restricted Subsidiary from a financial point of view;
(p)
any issuance, sale or grant of securities or other payments, awards or grants in Cash, securities or otherwise pursuant to, or the funding of employment arrangements, stock options and stock ownership or incentive plans approved by a majority of the disinterested members of the board of directors (or similar governing body) of the Parent Borrower in good faith;
(q)
any transaction in connection with any Receivables Facility that is not otherwise prohibited hereunder;
(r)
any payment pursuant to any tax sharing agreement or arrangement (whether written or as a matter of practice), that would otherwise be permitted as a distribution pursuant to Section 6.04(a);
(s)
any transaction (or series of related transactions) approved by a majority of the disinterested directors (or members of any similar governing body) of the Parent Borrower or an applicable Parent Company;
(t)
any transaction consummated for the purpose of (i) reorganizing to facilitate any initial public offering of securities of the Parent Borrower or any Parent Company, including any PCT Reorganization Transaction, (ii) forming a holding company and/or (iii) reincorporating the Parent Borrower in a new jurisdiction, in each case to the extent otherwise permitted hereunder;
(u)
(i) the existence and performance of any agreement and/or transaction with any Unrestricted Subsidiary that was entered into or consummated prior to the designation of such subsidiary as an Unrestricted Subsidiary to the extent that such agreement or transaction was permitted at the time that it was entered into with such Restricted Subsidiary and/or (ii) any transaction entered into by any Unrestricted Subsidiary with any Affiliate prior to the re-designation of such Unrestricted Subsidiary as a Restricted Subsidiary and such re-designation shall be permitted pursuant to Section 5.10; provided that such transaction was not entered into in contemplation of such designation or re-designation, as applicable;
(v)
any capital contribution (whether or not in exchange for the issuance of additional Capital Stock) or loan to any Unrestricted Subsidiary that is not otherwise prohibited by this Agreement; and/or
(w)
transactions permitted pursuant to Section 9.05(g);

Section 5.17. Fiscal Year. In the event that the Parent Borrower elects to change the end date of its Fiscal Year to a date other than as described in the definition of “Fiscal Year”, the Borrower Representative shall notify the Administrative Agent in writing, in which case the Borrower Representative and the Administrative Agent will, and are hereby authorized to, make any adjustment to this Agreement that is necessary to reflect such change in Fiscal Year.

Section 5.18. Nature of Business. From and after the Closing Date, the Parent Borrower shall, and shall cause its Restricted Subsidiaries to, ensure that any material line of business in which it engages is either (a) a business engaged in by the Parent Borrower and/or any Restricted Subsidiary on the Closing Date or a similar, incidental, complementary, ancillary or related business or (b) another line of business to which, in the case of this clause (b), the Administrative Agent provides its consent.

~~WEIL\101313475\1\63232.0014~~

Section 5.19. Lender Calls. Prior to a Public Company Transaction, the Parent Borrower shall participate in (i) annual conference calls commencing with an annual conference call for the Fiscal Year ending June 30, 2026 and (ii) quarterly conference calls call in any Fiscal Quarter) commencing with a quarterly conference call for the Fiscal Quarter ending December 31, 2026, in each case, with the Administrative Agent and Lenders to discuss the financial condition and results of operations of the Parent Borrower and its Restricted Subsidiaries for the most recently ended Fiscal Year or Fiscal Quarter, as applicable, for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b), at a date and time to be mutually agreed by the Parent Borrower and the Administrative Agent (which shall, in any event, be a Business Day and during regular business hours) with reasonable advance notice to the Lenders, to be held reasonably promptly after each delivery of financial statements pursuant to Section 5.01(a) or 5.01(b), as applicable; provided that the Parent Borrower shall not be required to participate in more than one such conference call in any Fiscal Quarter.

ARTICLE 6

NEGATIVE COVENANTS

From the Closing Date and until the Termination Date, the Borrowers (and, solely in the case of Section 6.03, Holdings) covenants and agrees with the Lenders that:

Section 6.01. Indebtedness. The Parent Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to create, incur, assume or otherwise become or remain liable with respect to any Indebtedness, except:

(a)
the Secured Obligations (including any Additional Term Loan and/or any Additional Revolving Loan);
(b)
Indebtedness of the Parent Borrower to any Restricted Subsidiary and/or of any Restricted Subsidiary to the Parent Borrower or any other Restricted Subsidiary (including any such Indebtedness existing on the Closing Date); provided that (i) in the case of any Indebtedness of any Restricted Subsidiary that is not a Loan Party owing to any Loan Party, the related Investment is permitted under Section 6.06 and (ii) any Indebtedness of any Loan Party owing to any Restricted Subsidiary that is not a Loan Party must be expressly subordinated to the Obligations of such Loan Party on terms that are reasonably acceptable to the Administrative Agent; it being understood that the subordination terms set forth in the Intercompany Note are acceptable to the Administrative Agent;
(c)
unsecured Indebtedness (i) with a final maturity that is on or later than the date that is one year after the Latest Term Loan Maturity Date and (ii) that (A) does not require payments of principal or interest in cash prior to the Latest Term Loan Maturity Date and (B) is expressly subordinated to the Obligations on terms that are reasonably acceptable to the Administrative Agent; provided that the aggregate outstanding principal amount of such Indebtedness shall not exceed the greater of $57,300,000 and 30% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period;
(d)
(i) Indebtedness arising from any agreement providing for indemnification, adjustment of purchase price or similar obligations (including contingent earn-out obligations) incurred in connection with any Disposition permitted hereunder, any acquisition or other Investment permitted hereunder or consummated prior to the Closing Date or any other purchase of assets or Capital Stock, and (ii) Indebtedness arising from guaranties, letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments securing the performance of the Parent Borrower or any such Restricted Subsidiary pursuant to any such agreement;
(e)
Indebtedness of the Parent Borrower and/or any Restricted Subsidiary (i) as a result of or pursuant to tenders, statutory obligations, bids, leases, governmental contracts, trade contracts, surety, stay, customs, appeal, performance and/or return of money bonds or other similar obligations incurred in the ordinary course of business or pursuant to self-insurance obligations and not in connection with debt for borrowed money

~~WEIL\101313475\1\63232.0014~~

and (ii) in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments to support any of the foregoing items;
(f)
Indebtedness of the Parent Borrower and/or any Restricted Subsidiary in respect of Banking Services;
(g)
(i) guaranties by the Parent Borrower and/or any Restricted Subsidiary of the obligations of suppliers, customers and licensees in the ordinary course of business, (ii) Indebtedness incurred in the ordinary course of business in respect of obligations of the Parent Borrower and/or any Restricted Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services and (iii) Indebtedness in respect of letters of credit, bankers’ acceptances, bank guaranties or similar instruments supporting trade payables, warehouse receipts or similar facilities entered into in the ordinary course of business;
(h)
Guarantees by the Parent Borrower and/or any Restricted Subsidiary of Indebtedness or other obligations of the Parent Borrower, any Restricted Subsidiary and/or any joint venture with respect to Indebtedness otherwise permitted to be incurred pursuant to this Section 6.01 or other obligations not prohibited by this Agreement; provided that in the case of any Guarantee by any Loan Party of the obligations of any such Person that is not a Loan Party, the related Investment is permitted under Section 6.06;
(i)
Indebtedness of the Parent Borrower and/or any Restricted Subsidiary existing, or pursuant to commitments existing, on the Closing Date; provided that any such Indebtedness or commitment having an individual outstanding principal amount in excess of $12,500,000 on the Closing Date (other than intercompany Indebtedness) is described on Schedule 6.01;
(j)
Indebtedness of Restricted Subsidiaries that are not Loan Parties; provided that the aggregate outstanding principal amount of such Indebtedness shall not exceed the greater of $95,500,000 and 50% of Consolidated Adjusted EBITDA for the most recently ended Test Period;
(k)
Indebtedness of the Parent Borrower and/or any Restricted Subsidiary consisting of obligations owing under incentive, supply, license or similar agreements entered into in the ordinary course of business;
(l)
Indebtedness of the Parent Borrower and/or any Restricted Subsidiary consisting of (i) the financing of insurance premiums, (ii) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business and/or (iii) obligations to reacquire assets or inventory in connection with customer financing arrangements in the ordinary course of business;
(m)
Indebtedness of the Parent Borrower and/or any Restricted Subsidiary with respect to Capital Leases and purchase money Indebtedness in an aggregate outstanding principal amount not to exceed the sum of (i) the greater of $66,850,000 and 35% of Consolidated Adjusted EBITDA for the most recently ended Test Period and (ii) an unlimited amount so long as, in the case of this clause (m)(ii), after giving effect to the relevant Indebtedness, the First Lien Net Leverage Ratio does not exceed 5.50:1.00;
(n)
Indebtedness of any Person that becomes a Restricted Subsidiary and/or Indebtedness assumed in connection with any acquisition or similar Investment permitted hereunder after the Closing Date; provided that:
(i)
such Indebtedness (A) existed at the time such Person became a Restricted Subsidiary or the assets subject to such Indebtedness were acquired and (B) was not created or incurred in contemplation of the applicable acquisition or similar Investment, and

~~WEIL\101313475\1\63232.0014~~

(ii)
after giving effect to such Indebtedness on a Pro Forma Basis, at the Borrower Representative’s sole election, either:
(A)
(1) if such Indebtedness is First Lien Debt, the First Lien Net Leverage Ratio does not exceed the First Lien Net Leverage Ratio as of the last day of the most recently ended Test Period, (2) if such Indebtedness is Junior Lien Debt, the Secured Net Leverage Ratio does not exceed the Secured Net Leverage Ratio as of the last day of the most recently ended Test Period or (3) if such Indebtedness is secured by a Lien on any asset that does not constitute Collateral or is unsecured, the Total Net Leverage Ratio does not exceed the Total Net Leverage Ratio as of the last day of the most recently ended Test Period;
(B)
the First Lien Net Leverage Ratio does not exceed 7.50:1.00; or
(C)
such Indebtedness is in an aggregate principal amount outstanding not to exceed the greater of $66,850,000 and 35% of Consolidated Adjusted EBITDA for the most recently ended Test Period; and
(iii)
no Event of Default under Sections 7.01(a), 7.01(f) or 7.01(g) then exists;
(o)
Indebtedness issued by the Parent Borrower or any Restricted Subsidiary to any stockholder of any Parent Company or any current or former director, officer, employee, member of management, manager or consultant of any Parent Company, the Parent Borrower or any subsidiary (or their respective Immediate Family Members) to finance the purchase or redemption of Capital Stock of any Parent Company permitted by Section 6.04(a);
(p)
Indebtedness refinancing, refunding or replacing any Indebtedness permitted under Section 6.01(a), 6.01(c), 6.01(i), 6.01(j), 6.01(m), 6.01(n), 6.01(q), 6.01(r), 6.01(u), 6.01(w), 6.01(x), 6.01(y), 6.01(z), 6.01(hh), 6.01(ii) and/or 6.01(kk) (in any case, including any refinancing Indebtedness incurred in respect thereof, “Refinancing Indebtedness”) and any subsequent Refinancing Indebtedness in respect thereof; provided that:
(i)
the principal amount of such Indebtedness does not exceed the principal amount of, and commitments in respect of, the Indebtedness being refinanced, refunded or replaced, except by (A) an amount equal to unpaid accrued interest, penalties and premiums (including tender premiums) thereon plus underwriting discounts, other reasonable and customary fees, commissions and expenses (including upfront fees, original issue discount or initial yield payments) incurred in connection with the relevant refinancing, refunding or replacement and the related refinancing transaction, (B) an amount equal to any existing commitment unutilized thereunder and (C) additional amounts permitted to be incurred pursuant to this Section 6.01 (provided that (1) any additional amount incurred in reliance on this clause (C) shall constitute a utilization of the relevant basket or exception pursuant to which such additional amount is permitted and (2) if such additional Indebtedness is secured, the Lien securing such Indebtedness satisfies the applicable requirements of Section 6.02);
(ii)
in the case of Refinancing Indebtedness with respect to clauses (a) and/or (z) (other than Inside Maturity Amount Indebtedness), such Indebtedness (other than revolving indebtedness) has (A) a final maturity equal to or later than the Latest Term Loan Maturity Date (and, in the case of revolving Indebtedness, does not require mandatory commitment reductions, if any, prior to the Latest Revolving Credit Maturity Date) and (B) a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the outstanding Term Loans at such time;
(iii)
the terms of any Replacement Debt with an original principal amount in excess of the Threshold Amount (excluding, to the extent applicable, pricing (including any “MFN” provision), fees, premiums, rate floors, optional prepayment, funding discounts, maturity, amortization schedule,

~~WEIL\101313475\1\63232.0014~~

redemption terms or subordination terms and security), are not, taken as a whole (as determined by the Borrower Representative in good faith), more favorable to the lenders providing such Indebtedness than those applicable to the Indebtedness being refinanced, refunded or replaced (other than (A) any covenant or other provision applicable only after the applicable maturity date of the debt then being refinanced as of such date, (B) any covenant or provision that is, in the good faith determination of the Borrower Representative at the time the definitive documentation with respect thereto is finalized, a then-current market term for the applicable type of Indebtedness or (C) any covenant or other provision which is conformed (or added) to the Loan Documents for the benefit of the Lenders or, as applicable, the Administrative Agent, pursuant to an amendment to this Agreement effectuated in reliance on Section 9.02(d)(ii)), it being understood and agreed that (1) if any Refinancing Indebtedness that constitutes a revolving facility includes a financial covenant, the requirement set forth in this clause (iii) shall be satisfied if such financial covenant is added to this Agreement for the benefit of the then-existing Revolving Facility but not any then-existing Term Facility and (2) if any such Refinancing Indebtedness consists of Customary Term A Loans, such Customary Term A Loans may benefit from one or more financial maintenance covenants that do not apply for the benefit of any Lender that is not a lender in respect of such Customary Term A Loans;
(iv)
in the case of Refinancing Indebtedness with respect to Indebtedness permitted under Section 6.01(a) (solely as it relates to the Unrestricted Incremental Amount), 6.01(c), 6.01(j), 6.01(m), 6.01(n)(ii)(C), 6.01(r), 6.01(u), 6.01(w)(i), 6.01(w)(ii), 6.01(w)(iii), 6.01(x), 6.01(y), 6.01(z) (solely as it relates to the Unrestricted Incremental Amount), 6.01(hh) and/or 6.01(ii), the incurrence thereof shall be without duplication of any amount outstanding in reliance on the relevant clause such that the amount available under the relevant clause shall be reduced by the outstanding principal amount of the applicable Refinancing Indebtedness;
(v)
except in the case of Replacement Debt or Refinancing Indebtedness in respect of a Permitted Debt Exchange Instrument, which will be subject to clause (vi) below, (A) (1) such Indebtedness, if secured, is secured only by Permitted Liens at the time of such refinancing, refunding or replacement (it being understood that secured Indebtedness may be refinanced with unsecured Indebtedness), and (2) if the Liens securing such Indebtedness were originally required by this Agreement to be contractually subordinated to the Liens on the Collateral securing the ~~Initial~~Amendment No. 1 Refinancing Term Loans, the Liens securing such Indebtedness are subordinated to the Liens on the Collateral securing the ~~Initial~~Amendment No. 1 Refinancing Term Loans on terms not materially less favorable (as determined by the Borrower Representative in good faith), taken as a whole, to the Lenders than those (I) applicable to the Liens securing the Indebtedness being refinanced, refunded or replaced, taken as a whole, or (II) set forth in any relevant Intercreditor Agreement; (B) such Indebtedness is incurred by the obligor or obligors in respect of the Indebtedness being refinanced, refunded or replaced, except to the extent otherwise permitted pursuant to Section 6.01 (it being understood that any entity that was a guarantor in respect of the relevant refinanced Indebtedness may be the primary obligor in respect of the refinancing Indebtedness, and any entity that was the primary obligor in respect of the relevant refinanced Indebtedness may be a guarantor in respect of the refinancing Indebtedness) and (C) if the Indebtedness being refinanced, refunded or replaced was required to be expressly contractually subordinated to the Obligations in right of payment, (x) such Indebtedness is contractually subordinated to the Obligations in right of payment or (y) if not contractually subordinated in right of payment, the purchase, defeasance, redemption, repurchase, repayment, refinancing or other acquisition or retirement of such Indebtedness is permitted under Section 6.04(b) (other than Section 6.04(b)(i)); and
(vi)
in the case of Refinancing Indebtedness constituting Replacement Debt or Refinancing Indebtedness in respect of a Permitted Debt Exchange Instrument, (A) such Indebtedness is pari passu or junior in right of payment and secured by the Collateral on a pari passu or junior basis with respect to the remaining Obligations hereunder, or is unsecured; provided that any such Refinancing Indebtedness that is secured by the Collateral on a pari passu or junior basis shall be subject to an

~~WEIL\101313475\1\63232.0014~~

Intercreditor Agreement, (B) if the Indebtedness being refinanced, refunded or replaced is secured, it is not secured by any asset that does not constitute Collateral; (C) if the Indebtedness being refinanced, refunded or replaced is Guaranteed, it shall not be Guaranteed by any Restricted Subsidiary of the Parent Borrower other than one or more Loan Parties and (D) such Refinancing Indebtedness is incurred under (and pursuant to) documentation other than this Agreement;
(q)
to the extent constituting Indebtedness, any Permitted Debt Exchange Instrument;
(r)
Indebtedness of the Parent Borrower and/or any Restricted Subsidiary in an aggregate outstanding principal amount not to exceed 200% of the amount of Net Proceeds received by the Parent Borrower from (i) the issuance or sale of Qualified Capital Stock or (ii) any Cash contribution in respect of its Qualified Capital Stock, in each case, (A) other than any Net Proceeds received from the sale of Capital Stock to, or any contribution from, the Parent Borrower or any of its Restricted Subsidiaries, (B) to the extent the relevant Net Proceeds have not otherwise been applied to make Investments, Restricted Payments or Restricted Debt Payments hereunder in reliance on a provision of Section 6.06 or Section 6.04, as applicable, with respect to which such Net Proceeds were required to permit the relevant transaction and (C) other than any Cure Amount and/or any Available Excluded Contribution Amount (the amount of any Net Proceeds or contribution utilized to incur Indebtedness in reliance on this clause (r), a “Contribution Indebtedness Amount”);
(s)
Indebtedness of the Parent Borrower and/or any Restricted Subsidiary under any Derivative Transaction not entered into for speculative purposes;
(t)
Indebtedness of the Parent Borrower and/or any Restricted Subsidiary representing (i) deferred compensation to current or former directors, officers, employees, members of management, managers, and consultants of any Parent Company, the Parent Borrower and/or any Restricted Subsidiary in the ordinary course of business and (ii) deferred compensation or other similar arrangements in connection with the Transactions, any Permitted Acquisition or any other Investment permitted hereby;
(u)
Indebtedness of the Parent Borrower and/or any Restricted Subsidiary in an aggregate outstanding principal amount not to exceed (i) the greater of $143,250,000 and 75% of Consolidated Adjusted EBITDA for the most recently ended Test Period minus (ii) the aggregate outstanding principal amount of any Incremental Facility or Incremental Equivalent Debt incurred or issued in reliance on clause (a)(ii) of the definition of “Incremental Cap”;
(v)
Indebtedness incurred after the Closing Date by the Parent Borrower or any of its Restricted Subsidiaries in an aggregate outstanding principal amount not to exceed the portion, if any, of the Available Amount on such date that the Borrower Representative elects to apply to this Section 6.01(v);
(w)
Indebtedness of the Parent Borrower and/or any Restricted Subsidiary (any Indebtedness incurred pursuant to this Section 6.01(w), “Ratio Debt”) so long as, after giving effect thereto, including the application of the proceeds thereof (in each case, without “netting” the cash proceeds of the applicable Indebtedness being incurred), the outstanding principal thereof does not exceed an amount equal to the sum of:
(i)
the unused portion of the Unrestricted Incremental Amount;
(ii)
the greater of $191,000,000 and 100% of Consolidated Adjusted EBITDA for the most recently ended Test Period;
(iii)
(A) the Incremental Prepayment Amount minus (B) the aggregate outstanding principal amount of any Incremental Facility and/or Incremental Equivalent Debt incurred or implemented in reliance on clause (d) of the definition of “Incremental Cap”; and

~~WEIL\101313475\1\63232.0014~~

(iv)
an additional unlimited amount, so long as, in the case of this clause (iv), on a Pro Forma Basis:
(A)
if such Ratio Debt constitutes First Lien Debt, the First Lien Net Leverage Ratio does not exceed 4.75:1.00;
(B)
if such Ratio Debt constitutes Junior Lien Debt, at the election of the Borrower Representative, either (1) the Secured Net Leverage Ratio does not exceed 5.50:1.00 or (2) the Interest Coverage Ratio is not less than 2.00:1.00; or
(C)
if such Ratio Debt is not secured by the Collateral, at the election of the Borrower Representative, either (1) the Total Net Leverage Ratio does not exceed 6.50:1.00 or (2) the Interest Coverage Ratio is not less than 2.00:1.00;

provided that the aggregate outstanding principal amount of Ratio Debt incurred or guaranteed by any Restricted Subsidiary that is not a Loan Party, together with the aggregate outstanding principal amount of any Designated Alternative Security Indebtedness, shall not exceed the greater of $95,500,000 and 50% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period;

(x)
Indebtedness incurred in connection with any acquisition or similar Investment permitted hereunder after the Closing Date in an aggregate outstanding principal amount not to exceed the greater of $95,500,000 and 50% of Consolidated Adjusted EBITDA for the most recently ended Test Period;
(y)
Indebtedness of the Parent Borrower and/or any Restricted Subsidiary incurred in connection with any Sale and Lease-Back Transaction permitted pursuant to Section 6.07;
(z)
any Incremental Equivalent Debt;
(aa)
Indebtedness (including obligations in respect of letters of credit, bank guarantees, bankers’ acceptances, surety bonds, performance bonds or similar instruments with respect to such Indebtedness) incurred by the Parent Borrower and/or any Restricted Subsidiary in respect of workers compensation claims, unemployment, property, casualty or liability insurance (including premiums related thereto) or self-insurance, other reimbursement-type obligations regarding workers’ compensation claims, other types of social security, pension obligations, vacation pay or health, disability or other employee benefits;
(bb)
Indebtedness of the Parent Borrower and/or any Restricted Subsidiary representing (i) deferred compensation to current or former directors, officers, employees, members of management, managers and consultants of any Parent Company, the Parent Borrower and/or any subsidiary in the ordinary course of business and (ii) deferred compensation or other similar arrangements in connection with the Transactions, any Permitted Acquisition or any other Investment permitted hereby;
(cc)
Indebtedness of the Parent Borrower and/or any Restricted Subsidiary in respect of any letter of credit or bank guarantee issued in favor of any Issuing Bank or the Swingline Lender to support any Defaulting Lender’s participation in Letters of Credit issued, or Swingline Loans made hereunder, surety bonds, performance bonds and similar instruments issued for general corporate purposes;
(dd)
Indebtedness of the Parent Borrower or any Restricted Subsidiary supported by any Letter of Credit and/or any other letter of credit, bank guarantee or similar instrument permitted by this Section 6.01;
(ee)
unfunded pension fund and other employee benefit plan obligations and liabilities incurred by the Parent Borrower and/or any Restricted Subsidiary in the ordinary course of business to the extent that the unfunded amounts would not otherwise cause an Event of Default under Section 7.01(i);

~~WEIL\101313475\1\63232.0014~~

(ff)
without duplication of any other Indebtedness, all premiums (if any), interest (including post-petition interest and payment in kind interest), accretion or amortization of original issue discount, fees, expenses and charges with respect to Indebtedness of the Parent Borrower and/or any Restricted Subsidiary hereunder;
(gg)
customer deposits and advance payments received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business;
(hh)
Indebtedness in an aggregate outstanding principal amount not to exceed 100% of the Available RP Capacity Amount determined at the time of incurrence of such Indebtedness; provided that the incurrence of such Indebtedness shall be deemed to be a utilization of the relevant Restricted Payment basket under Section 6.04(a);
(ii)
Indebtedness in respect of Receivables Facilities;
(jj)
Indebtedness owed on a short-term basis to banks and other financial institutions in the ordinary course of business to manage cash balances; and
(kk)
Indebtedness in respect of earnouts, seller notes or similar deferred compensation obligations incurred in connection with any acquisition or other Investment permitted hereby.

Section 6.02. Liens. The Parent Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, create, incur, assume or permit or suffer to exist any Lien securing Indebtedness on or with respect to any property of any kind owned by it, whether now owned or hereafter acquired, or any income or profits therefrom, except:

(a)
Liens securing the Secured Obligations;
(b)
Liens for Taxes that (i) are not then due, (ii) if due, are not at such time required to be paid pursuant to Section 5.03 or (iii) are being contested in accordance with Section 5.03;
(c)
statutory Liens (and rights of set-off) of landlords, banks, carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by applicable Requirements of Law, in each case incurred in the ordinary course of business (i) for amounts not yet overdue by more than 30 days, (ii) for amounts that are overdue by more than 30 days and that are being contested in good faith by appropriate proceedings, so long as any reserves or other appropriate provisions required by GAAP have been made for any such contested amounts or (iii) for amounts with respect to which the failure to make payment would not reasonably be expected to have a Material Adverse Effect;
(d)
Liens granted or arising (i) in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security laws and regulations, (ii) in the ordinary course of business to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), (iii) pursuant to pledges and deposits of Cash or Cash Equivalents in the ordinary course of business securing (A) any liability for reimbursement or indemnification obligations of insurance carriers providing property, casualty, liability or other insurance to the Parent Borrower and its subsidiaries or (B) leases, subleases, licenses or sublicenses of property otherwise permitted by this Agreement and (iv) to secure obligations in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments posted with respect to the items described in clauses (i) through (iii) above;
(e)
Liens consisting of survey exceptions, easements, rights-of-way, restrictions, encroachments, servitudes for railways, sewers, drains, gas and oil and other pipelines, gas and water mains, electric light and power and telecommunication, telephone or telegraph or cable television conduits, poles, wires and cables,

~~WEIL\101313475\1\63232.0014~~

covenants, conditions, declarations, encroachments, restrictions, including zoning restrictions and other defects or irregularities in title or environmental deed restrictions, in each case, that do not secure Indebtedness and do not, in the aggregate, materially interfere with the ordinary conduct of the business of the Parent Borrower and/or its Restricted Subsidiaries, taken as a whole;
(f)
Liens consisting of any (i) interest or title of any owner, a lessor or sub-lessor under any lease of real estate permitted hereunder, (ii) landlord lien permitted by the terms of any lease, (iii) restriction or encumbrance to which the interest or title of such owner lessor or sub-lessor may be subject or (iv) subordination of the interest of the owner lessee or sub-lessee under such lease to any restriction or encumbrance referred to in the preceding clause (iii);
(g)
Liens (i) solely on any Cash earnest money deposits and/or arising in connection with any escrow arrangement made by the Parent Borrower and/or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement with respect to any Investment permitted hereunder and (ii) consisting of (A) an agreement to Dispose of any property in a Disposition permitted under Section 6.07 and/or (B) the pledge of Cash as part of an escrow arrangement required in any Disposition permitted under Section 6.07;
(h)
(i) purported Liens evidenced by the filing of UCC financing statements or similar financing statements under applicable Requirements of Law relating solely to operating leases or consignment or bailee arrangements entered into in the ordinary course of business, (ii) Liens arising from precautionary UCC financing statements or similar filings and (iii) any Lien relating to the sale of accounts receivable for which a UCC financing statement or similar financing statement is required;
(i)
Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;
(j)
Liens in connection with any zoning, building, environmental or similar Requirements of Law or right reserved to or vested in any Governmental Authority to control or regulate the use or dimensions of any real property or the structures thereon, including Liens in connection with any condemnation or eminent domain proceeding or compulsory purchase order;
(k)
Liens securing Indebtedness permitted pursuant to Section 6.01(p) (solely with respect to the permitted refinancing of (1) Indebtedness permitted pursuant to Sections 6.01(a), 6.01(i), 6.01(j), 6.01(m), 6.01(n), 6.01(q), 6.01(r), 6.01(u), 6.01(w), 6.01(x), 6.01(y), 6.01(z), 6.01(gg), 6.01(hh) and/or 6.01(ii) and/or (2) Indebtedness that is secured in reliance on Section 6.02(u) (provided that the granting of the relevant Lien shall be without duplication of any Lien outstanding under Section 6.02(u) such that the amount available under Section 6.02(u) shall be reduced by the amount secured by the applicable Lien granted in reliance on this clause (2))); provided that (i) no such Lien extends to any asset not covered by the Lien securing (or permitted to secure) the Indebtedness that is being refinanced (it being understood that individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates) and (ii) if the Lien securing the Indebtedness being refinanced was subject to intercreditor arrangements, then (A) the Lien securing any refinancing Indebtedness in respect thereof shall be subject to intercreditor arrangements that are not materially less favorable to the Secured Parties, taken as a whole, than the intercreditor arrangements governing the Lien securing the Indebtedness that is refinanced or (B) the intercreditor arrangements governing the Lien securing the relevant refinancing Indebtedness shall be set forth in an Intercreditor Agreement, (iii) no such Lien shall be senior in priority as compared to the Lien securing the Indebtedness being refinanced and (iv) subject to clauses (i) through (iii) above, any such Lien may be subject to an Intercreditor Agreement;
(l)
Liens existing on the Closing Date (provided that any Lien securing Indebtedness or other obligations having an individual outstanding principal amount in excess of $12,500,000 on the Closing Date is described on Schedule 6.02) and any modification, replacement, refinancing, renewal or extension thereof; provided that (i) no such Lien extends to any additional property other than (A) after-acquired property that is

~~WEIL\101313475\1\63232.0014~~

affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 6.01 and (B) proceeds and products thereof, replacements thereof, accessions or additions thereto and improvements thereon (it being understood that individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates) and (ii) any such modification, replacement, refinancing, renewal or extension of the obligations secured or benefited by such Liens, if constituting Indebtedness, is permitted by Section 6.01;
(m)
Liens arising out of Sale and Lease-Back Transactions permitted under Section 6.07;
(n)
Liens securing Indebtedness permitted pursuant to Section 6.01(m); provided that any such Lien shall encumber only the asset acquired with the proceeds of such Indebtedness and proceeds and products thereof, replacements, accessions or additions thereto and improvements thereon (it being understood that individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates);
(o)
Liens securing Indebtedness permitted pursuant to Section 6.01(n) on the relevant acquired assets or on the Capital Stock and assets of the relevant newly acquired Restricted Subsidiary and/or any future subsidiary of such Restricted Subsidiary (including, for the avoidance of doubt, any after-acquired property of any such newly acquired subsidiary and/or any such subsidiary of such subsidiary to the extent required by the definitive documentation governing such Indebtedness); provided that no such Lien (i) extends to or covers any other assets (other than the proceeds or products thereof, replacements thereof, accessions or additions thereto and improvements thereon); (it being understood that (A) individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross collateralized to other financings of such type provided by such lender or its affiliates and (B) any such Lien may extend to after-acquired property of any such Person, to the extent required by the definitive documentation governing such Indebtedness) or (ii) was created in contemplation of the applicable acquisition of assets or Capital Stock;
(p)
(i) Liens that are contractual rights of setoff or netting relating to (A) the establishment of depositary relations with banks not granted in connection with the issuance of Indebtedness, (B) pooled deposit or sweep accounts of the Parent Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Parent Borrower or any Restricted Subsidiary, (C) purchase orders and other agreements entered into with customers of the Parent Borrower or any Restricted Subsidiary in the ordinary course of business and (D) commodity trading or other brokerage accounts incurred in the ordinary course of business, (ii) Liens encumbering reasonable customary initial deposits and margin deposits, (iii) bankers Liens and rights and remedies as to Deposit Accounts, (iv) Liens of a collection bank arising under Section 4-208 of the UCC on items in the ordinary course of business, (v) Liens in favor of banking or other financial institutions arising as a matter of law or under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution and that are within the general parameters customary in the banking industry or arising pursuant to such banking institution’s general terms and conditions, (vi) Liens on the proceeds of any Indebtedness incurred in connection with any transaction permitted hereunder, which proceeds have been deposited into an escrow account on customary terms to secure such Indebtedness pending the application of such proceeds to finance such transaction and (vii) any general banking Lien over any bank account arising in the ordinary course of business;
(q)
Liens on assets owned by, and/or Capital Stock of, Restricted Subsidiaries that are not Loan Parties (including Capital Stock owned by such Persons) securing obligations of Restricted Subsidiaries that are not Loan Parties permitted pursuant to Section 6.01;
(r)
Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of the Parent Borrower and/or its Restricted Subsidiaries;

~~WEIL\101313475\1\63232.0014~~

(s)
Liens disclosed in any mortgage policy with respect to any Real Estate Asset and any replacement, extension or renewal of any such Lien; provided that (i) no such replacement, extension or renewal Lien shall cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal (and additions thereto, improvements thereon and the proceeds thereof) and (ii) such Liens do not, in the aggregate, materially interfere with the ordinary conduct of the business of the Parent Borrower and/or its Restricted Subsidiaries, taken as a whole, or the use of the affected property for its intended purpose;
(t)
Liens securing Indebtedness incurred in reliance on, and subject to the provisions set forth in, Sections 6.01(q), 6.01(r), 6.01(v), 6.01(w), 6.01(x), 6.01(z) and/or 6.01(hh); provided that any Lien that is granted on the Collateral to secure debt for borrowed money in reliance on this clause (t) shall be subject to an Intercreditor Agreement;
(u)
Liens on assets securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding not to exceed the greater of $143,250,000 and 75% of Consolidated Adjusted EBITDA for the most recently ended Test Period, and in the case of any such Lien granted in reliance on this Section 6.02(u) on the Collateral to secure debt for borrowed money, subject to an Intercreditor Agreement;
(v)
(i) Liens on assets securing judgments, awards, attachments and/or decrees and notices of lis pendens and associated rights relating to litigation being contested in good faith not constituting an Event of Default under Section 7.01(h) and (ii) any pledge and/or deposit securing any settlement of litigation;
(w)
(i) leases, licenses, subleases or sublicenses in the ordinary course of business that do not secure any Indebtedness and (ii) ground leases in respect of real property on which facilities owned or leased by the Parent Borrower or any of its subsidiaries are located;
(x)
Liens on Securities that are the subject of repurchase agreements constituting Investments permitted under Section 6.06 arising out of such repurchase transaction;
(y)
Liens securing obligations in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments permitted under Sections 6.01(d), 6.01(e), 6.01(g), 6.01(aa) and 6.01(cc);
(z)
Liens arising (i) out of conditional sale, title retention, consignment or similar arrangements for the sale of any asset in the ordinary course of business and permitted by this Agreement or (ii) by operation of law under Article 2 of the UCC (or similar Requirement of Law under any jurisdiction);
(aa)
Liens (i) in favor of any Loan Party (other than Holdings) and/or (ii) granted by any Restricted Subsidiary that is not a Loan Party in favor of any other Restricted Subsidiary that is not a Loan Party, in the case of clauses (i) and (ii), securing intercompany Indebtedness permitted (or not restricted) under Section 6.01;
(bb)
Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;
(cc)
(i) receipt of progress payments and advances from customers in the ordinary course of business to the extent the same creates a Lien on the related inventory and proceeds thereof and (ii) Liens on specific items of inventory or other goods and the proceeds thereof securing the relevant Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;
(dd)
Liens securing (i) obligations of the type described in Section 6.01(f) and/or (ii) obligations of the type described in Section 6.01(s);

~~WEIL\101313475\1\63232.0014~~

(ee)
(i) Liens on Capital Stock of joint ventures or Unrestricted Subsidiaries securing capital contributions to, or obligations of, such Persons and (ii) customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements with respect to subsidiaries that are not Wholly-Owned Subsidiaries;
(ff)
Liens on cash or Cash Equivalents arising in connection with the defeasance, discharge or redemption of Indebtedness;
(gg)
Liens consisting of the prior rights of consignees and their lenders under consignment arrangements entered into in the ordinary course of business;
(hh)
Liens on assets that do not constitute Collateral;
(ii)
[reserved];
(jj)
Liens on specific items of inventory or other goods and the proceeds thereof securing the relevant Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;
(kk)
Liens on receivables, payables and similar and/or related assets that are granted (or deemed to have been granted or arise) in connection with any Receivables Facility; and
(ll)
Liens arising in connection with escrow arrangements established in connection with the Transactions.

Notwithstanding anything to the contrary in this Section 6.02, if the proceeds of any Indebtedness, the Lien securing which is required or permitted to be subject to an Intercreditor Agreement, are funded into Escrow, at the election of the Borrower Representative, either (x) the relevant Intercreditor Agreement shall not be required to be entered into or become effective until the release and/or termination of the relevant Escrow arrangement, so long as, prior to such release and/or termination, the relevant Indebtedness is secured only by a Lien on such proceeds so funded into Escrow or (y) the property subject to the applicable Escrow arrangement is not required to be subject to the relevant Intercreditor Agreement.

Section 6.03. Holdings. At any time prior to a Specified Public Company Transaction, Holdings shall not:

(a)
create or suffer to exist any Lien on any asset now owned or hereafter acquired by it other than (i) the Liens created under the Collateral Documents to which it is a party, (ii) any other Lien created in connection with the Transactions, (iii) Liens on the Collateral that are secured on a pari passu or junior basis with the Secured Obligations, so long as such Liens secure Guarantees of Indebtedness or other obligations of the Parent Borrower and/or any Restricted Subsidiary that are otherwise permitted hereunder and the underlying Indebtedness subject to such Guarantee is permitted to be secured on the same basis pursuant to Section 6.02 and (iv) Liens of the type permitted under Section 6.02 (other than in respect of Indebtedness for borrowed money); or
(b)
consolidate or amalgamate with, or merge with or into, or convey, sell or otherwise Dispose of all or substantially all of its assets to, any Person; provided that, so long as no Event of Default exists or would result therefrom:
(i)
Holdings may consolidate or amalgamate with, or merge with or into, any other Person (other than the Parent Borrower and any of its subsidiaries) so long as (x) Holdings is the continuing or surviving Person or (y) if the Person formed by or surviving any such consolidation, amalgamation or merger is not Holdings (any such successor Person or acquiror referred to in clause (B) below,

~~WEIL\101313475\1\63232.0014~~

“Successor Holdings”), (A) Successor Holdings shall be an entity organized or existing under the law of the US, any state thereof or the District of Columbia, (B) Successor Holdings shall expressly assume all Obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto and/or thereto in a form reasonably satisfactory to the Administrative Agent and (C) the Administrative Agent shall have received such documentation and other information with respect to Successor Holdings that it has reasonably requested and reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;
(ii)
Holdings may otherwise convey, sell or otherwise transfer all or substantially all of its assets to any other Person (other than the Parent Borrower and any of its subsidiaries) so long as (x) no Change of Control results therefrom, (y) Successor Holdings is an entity organized or existing under the laws of the US, any state thereof or the District of Columbia and (z) Successor Holdings expressly assumes all of the Obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto and/or thereto in a form reasonably satisfactory to the Administrative Agent; provided that (A) if the conditions set forth in the immediately preceding clauses (x) through (z) are satisfied, Successor Holdings will succeed to, and be substituted for, Holdings under this Agreement and (B) it is understood and agreed that Holdings may convert into another form of entity organized or existing under the law of the US, any state thereof or the District of Columbia so long as such conversion does not adversely affect the value of its Loan Guaranty or the Collateral; and
(iii)
Holdings may consummate any PCT Reorganization Transaction.

Section 6.04. Restricted Payments; Restricted Debt Payments.

(a)
The Parent Borrower shall not pay or make any Restricted Payment, except that:
(i)
the Parent Borrower may make, directly or indirectly, Restricted Payments to permit any Parent Company:
(A)
to pay general administrative and operating costs and expenses (including corporate overhead, legal or similar expenses and customary salary, bonus and other benefits payable to any director, officer, employee, member of management, manager and/or consultant of any Parent Company) and franchise Taxes, and similar fees and expenses required to maintain the organizational existence or qualification to do business of such Parent Company, in each case, which are reasonable and customary and incurred in the ordinary course of business, plus the amount of any reasonable and customary indemnification claim made by any director, officer, member of management, manager, employee and/or consultant of any Parent Company, in each case, to the extent attributable to the ownership or operations of any Parent Company and/or its subsidiaries (but excluding, for the avoidance of doubt, the portion of any such amount, if any, that, in the good faith determination of the Borrower Representative, is attributable to the ownership or operations of any subsidiary of any Parent Company other than Holdings, the Parent Borrower and/or its subsidiaries);
(B)
[reserved];
(C)
for any taxable period (or portion thereof) for which the Parent Borrower is a partnership or disregarded entity for US federal income Tax purposes, to make pro rata distributions (in accordance with percentage interests) to its equity owners in amounts sufficient (1) for each of them (or their direct or indirect owners) to pay their U.S. federal, state, and local Taxes (including estimated Taxes) with respect to income of the Parent Borrower and its subsidiaries for each taxable year (including, for the avoidance of doubt, any allocations under

~~WEIL\101313475\1\63232.0014~~

Section 704(c) of the Code), based on an assumed Tax rate equal to the highest combined U.S. federal, state, and local Tax rate applicable to an individual or corporation (whichever is higher), (i) taking into account (A) the character and type of income earned (and for the avoidance of doubt, without regard to any reduction in rate attributable to Section 199A of the Code), (B) Medicare Taxes and (C) any applicable limitations with respect to any deductions (and treating state and local Taxes as non-deductible for individuals), and (ii) ignoring any step-up, including any adjustments under Section 743 or Section 734 of the Code (and regardless of whether the adjustments occurred prior to the date hereof), which distributions shall be permitted on a quarterly basis during such taxable year based on the Parent Borrower’s best estimate of the amounts specified in this clause (C)(1) (including any distribution to any Parent Company that is necessary to permit such Parent Company to pay such amount) and (2) to allow the Public Entity, or any subsidiary thereof, to satisfy its obligations under any Tax Receivable Agreement but only to the extent that distributions under clause (C)(1) are insufficient for the Public Entity, or a subsidiary thereof, to comply with its obligations under the applicable Tax Receivable Agreements after the payment of the actual income Tax liability of the Public Entity; provided that any payment of an accelerated lump sum amount payable by reason of an early termination of such Tax Receivable Agreement to the extent such lump sum amount exceeds the amount that would have been payable under such Tax Receivable Agreement in the absence of such early termination shall only be permitted so long as no Event of Default under Section 7.01(a) or, solely with respect to any Borrower, Section 7.01(f) or 7.01(g) exists at the time of such payment; it being understood and agreed that all or any part of any distribution that is permitted to be made pursuant to this clause (C) may be made at any time during or after the relevant taxable period in respect of which the applicable distribution is permitted; it being understood and agreed that, for purposes of this clause (C), the term “subsidiary” shall be interpreted by replacing the words “more than 50%” with “more than 0%”;
(D)
to pay audit and other accounting and reporting expenses of any Parent Company to the extent such expenses are attributable to such Parent Company, the Parent Borrower and its subsidiaries (but excluding, for the avoidance of doubt, the portion of any such expenses, if any, that, in the good faith determination of the Borrower Representative, is attributable to the ownership or operations of any subsidiary of any Parent Company other than Holdings, the Parent Borrower and/or its subsidiaries);
(E)
for the payment of any insurance premium that is payable by or attributable to any Parent Company, the Parent Borrower and/or its subsidiaries (but excluding, for the avoidance of doubt, the portion of any such premium, if any, that, in the good faith determination of the Borrower Representative, is attributable to the ownership or operations of any subsidiary of any Parent Company other than Holdings, the Parent Borrower and/or its subsidiaries);
(F)
to pay (1) any fee and/or expense related to any debt and/or equity offering and/or any Public Company Transaction, investment or acquisition (whether or not consummated) and/or any expense of, or indemnification or contribution obligation in favor of, any trustee, agent, arranger, initial purchaser, underwriter or similar role, and (2) Public Company Costs;
(G)
to finance any Investment permitted under Section 6.06 (other than Section 6.06(t)) (provided that (x) any Restricted Payment under this clause (a)(i)(F) shall be made substantially concurrently with the closing of such Investment (except with respect to any deferred purchase price or other contingent consideration, the Restricted Payments in respect of which may be made after the closing of such Investment) and (y) the relevant Parent Company shall, promptly following the closing thereof, cause (I) all property acquired to be

~~WEIL\101313475\1\63232.0014~~

contributed to the Parent Borrower or one or more of its Restricted Subsidiaries, or (II) the merger, consolidation or amalgamation of the Person formed or acquired into the Parent Borrower or one or more of its Restricted Subsidiaries, in order to consummate such Investment in compliance with the applicable requirements of Section 6.06 as if the relevant Investment was undertaken as a direct Investment by the Parent Borrower or the relevant Restricted Subsidiary); and
(H)
to pay customary salary, bonus, severance and other benefits payable to current or former directors, officers, members of management, managers, employees or consultants of any Parent Company (or any Immediate Family Member of any of the foregoing) to the extent such salary, bonuses, severance and other benefits are attributable and reasonably allocated to the operations of the Parent Borrower and/or its subsidiaries, in each case, so long as such Parent Company or the Parent Borrower, as applicable, applies the amount of any such Restricted Payment for such purpose;

(ii)
the Parent Borrower may pay (or make Restricted Payments to allow any Parent Company) to repurchase, redeem, retire or otherwise acquire or retire for value its Capital Stock or the Capital Stock of any Parent Company held by any future, present or former employee, director, member of management, officer, manager or consultant (or any Affiliate or Immediate Family Member thereof) of any Parent Company, the Parent Borrower or any subsidiary:
(A)
with Cash and Cash Equivalents (and including, to the extent constituting a Restricted Payment, amounts paid in respect of promissory notes issued to evidence any obligation to repurchase, redeem, retire or otherwise acquire or retire for value the Capital Stock of any Parent Company, the Parent Borrower or any subsidiary held by any future, present or former employee, director, member of management, officer, manager or consultant (or any Affiliate or Immediate Family Member thereof) of any Parent Company, the Parent Borrower or any subsidiary) in an amount not to exceed, in any Fiscal Year, (1) prior to the consummation of a Public Company Transaction, the greater of $28,650,000 and 15% of Consolidated Adjusted EBITDA for the most recently ended Test Period and (2) after the consummation of a Public Company Transaction, the greater of $57,300,000 and 30% of Consolidated Adjusted EBITDA in each case, which, if not used in such Fiscal Year, shall be carried forward to succeeding Fiscal Years;
(B)
with the proceeds of any sale or issuance of, or any capital contribution in respect of, the Capital Stock of the Parent Borrower or any Parent Company (to the extent such proceeds are contributed in respect of Qualified Capital Stock to the Parent Borrower or any Restricted Subsidiary); and/or
(C)
with the net proceeds of any key-man life insurance policy;
(iii)
the Parent Borrower may make Restricted Payments in an amount not to exceed (A) the portion, if any, of the Available Amount on such date that the Borrower Representative elects to apply to this clause (iii)(A); provided that, solely in the case of the portion of any Restricted Payment made in reliance on clause (a)(ii) of the definition of “Available Amount”, no Event of Default under Section 7.01(a) or, solely with respect to any Borrower, Section 7.01(f) or 7.01(g) shall be continuing on the date of the declaration thereof and/or (B) the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower Representative elects to apply to this clause (iii)(B);

~~WEIL\101313475\1\63232.0014~~

(iv)
the Parent Borrower may make Restricted Payments:
(A)
to any Parent Company to enable such Parent Company to make Cash payments in lieu of the issuance of fractional shares in connection with any dividend, split or combination thereof in connection with any Investment permitted hereunder or the exercise or vesting of warrants, options, restricted stock units or similar incentive interests or other securities convertible into or exchangeable for Capital Stock of such Parent Company or otherwise to honor a conversion requested by a holder thereof or
(B)
consisting of (1) payments made or expected to be made in respect of withholding or similar Taxes payable by any future, present or former officers, directors, employees, members of management, managers or consultants of the Parent Borrower, any subsidiary of the Parent Borrower or Parent Company or any of their respective Immediate Family Members, (2) payments or other adjustments to outstanding Capital Stock in accordance with any management equity plan, stock option plan or any other similar employee benefit or incentive plan, agreement or arrangement in connection with any Restricted Payment and/or (3) repurchases of Capital Stock in consideration of the payments described in clauses (1) and/or (2) above, including demand repurchases, in connection with the exercise or vesting of stock options, restricted stock units or similar incentive interests;
(v)
the Parent Borrower may repurchase (or make Restricted Payments to any Parent Company to enable it to repurchase) Capital Stock upon the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock if such Capital Stock represents all or a portion of the exercise price of, or tax withholdings with respect to, such warrants, options or other securities convertible into or exchangeable for Capital Stock;
(vi)
the Parent Borrower may make Restricted Payments to pay Transaction Costs;
(vii)
following the consummation of the first Public Company Transaction, the Parent Borrower may (or may make Restricted Payments to any Parent Company to enable it to) make Restricted Payments in an annual amount not to exceed the sum of (A) an amount equal to 7.00% of the Net Proceeds received by or contributed to the Parent Borrower from any Public Company Transaction and (B) an amount equal to 7.00% of the Market Capitalization at the time of determination;
(viii)
the Parent Borrower may make Restricted Payments to (i) redeem, repurchase, retire or otherwise acquire any (A) Capital Stock (“Treasury Capital Stock”) of the Parent Borrower and/or any Restricted Subsidiary or (B) Capital Stock of any Parent Company, in the case of each of subclauses (A) and (B), in exchange for, or out of the proceeds of the substantially concurrent sale (other than to the Parent Borrower and/or any Restricted Subsidiary) of, Qualified Capital Stock of the Parent Borrower or any Parent Company to the extent any such proceeds are contributed to the capital of the Parent Borrower and/or any Restricted Subsidiary in respect of Qualified Capital Stock (“Refunding Capital Stock”) and (ii) declare and pay dividends on any Treasury Capital Stock out of the proceeds of the substantially concurrent sale (other than to the Parent Borrower or a Restricted Subsidiary) of any Refunding Capital Stock;
(ix)
to the extent constituting a Restricted Payment, the Parent Borrower may consummate any transaction permitted by Section 5.16 (other than Sections 5.16(d) and (j)), Section 6.06 (other than Sections 6.06(j) and (t)) and/or Section 6.07 (other than Section 6.07(g));
(x)
so long as no Event of Default under Section 7.01(a) or, solely with respect to any Borrower, Section 7.01(f) or 7.01(g) exists, the Parent Borrower may make Restricted Payments in an

~~WEIL\101313475\1\63232.0014~~

aggregate amount not to exceed the greater of $86,000,000 and 45% of Consolidated Adjusted EBITDA for the most recently ended Test Period;
(xi)
the Parent Borrower may make payments or distributions to satisfy dissenters’ or appraisal rights pursuant to or in connection with a consolidation, amalgamation, merger or transfer of assets that complies with Section 6.07;
(xii)
the Parent Borrower may make Restricted Payments constituting any part of any Permitted Reorganization;
(xiii)
additional Restricted Payments; provided that (A) no Event of Default under Section 7.01(a) or, solely with respect to any Borrower, Section 7.01(f) or 7.01(g) exists at the time of declaration thereof and (B) the First Lien Net Leverage Ratio would not exceed 4.75:1.00, calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period;
(xiv)
the Parent Borrower may declare and make dividend payments or other Restricted Payments payable solely in the Capital Stock of the Parent Borrower or of any Parent Company; and/or
(xv)
the Parent Borrower may make Restricted Payments consisting of the dividend or other distribution of the Capital Stock of, or Indebtedness owed to, the Parent Borrower or a Restricted Subsidiary by, any Unrestricted Subsidiary (other than the Capital Stock of any Unrestricted Subsidiary, the primary assets of which are Cash and Cash Equivalents (other than Cash and Cash Equivalents that were, in the good faith determination of the Borrower Representative, generated by the business operations of such Unrestricted Subsidiary)).

It is understood and agreed that, for purposes of this Section 6.04(a), (i) any determination of the value of any asset other than Cash shall be made by the Borrower Representative in good faith and (ii) the amount of Restricted Payments available to be made at any time pursuant to any provision of this Section 6.04(a) that is expressly referenced in the definition of “Available RP Capacity Amount” shall be reduced by the amount of any Restricted Payment basket that is actually applied in reliance on the Available RP Capacity Amount.

(b)
The Parent Borrower shall not, nor shall it permit any Restricted Subsidiary to make any prepayment, redemption or repurchase in Cash in respect of principal outstanding of Restricted Debt, including any sinking fund or similar deposit, on account of the voluntary prepayment, repurchase, purchase, redemption, retirement, acquisition, cancellation or termination of any Restricted Debt, in each case, more than one year prior to the scheduled maturity date thereof (collectively, “Restricted Debt Payments”), except:
(i)
any purchase, defeasance, redemption, repurchase, repayment or other acquisition or retirement of any Restricted Debt made by exchange for, or out of the proceeds of, Indebtedness permitted by Section 6.01;
(ii)
as part of an “applicable high yield discount obligation” catch-up payment;
(iii)
payments of regularly scheduled principal or regularly scheduled interest (including any penalty interest, if applicable) and payments of fees, expenses and indemnification obligations as and when due (other than payments that are prohibited by the subordination provisions thereof);

~~WEIL\101313475\1\63232.0014~~

(iv)
so long as no Event of Default under Section 7.01(a) or, solely with respect to any Borrower, Section 7.01(f) or 7.01(g) exists, Restricted Debt Payments in an aggregate amount not to exceed:
(A)
the greater of $95,500,000 and 50% of Consolidated Adjusted EBITDA for the most recently ended Test Period, plus
(B)
at the election of the Borrower Representative, the amount of any Restricted Payment then permitted to be made by the Parent Borrower in reliance on Section 6.04(a)(x) (it being understood that any amount utilized under this clause (B) to make a Restricted Debt Payment shall result in a reduction in the amount available under Section 6.04(a)(x));
(v)
(A) Restricted Debt Payments in exchange for, or with proceeds of any issuance of, Capital Stock of any Parent Company or Qualified Capital Stock of the Parent Borrower and/or any capital contribution in respect of Qualified Capital Stock of the Parent Borrower, (B) Restricted Debt Payments as a result of the conversion of all or any portion of any Restricted Debt into Capital Stock of any Parent Company or Qualified Capital Stock of the Parent Borrower, (C) to the extent constituting a Restricted Debt Payment, payment-in-kind interest with respect to any Restricted Debt that is permitted under Section 6.01;
(vi)
Restricted Debt Payments in an aggregate amount not to exceed (A) the portion, if any, of the Available Amount on such date that the Borrower Representative elects to apply to this clause (vi)(A) and/or (B) the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower Representative elects to apply to this clause (vi)(B);
(vii)
additional Restricted Debt Payments; provided that (A) no Event of Default under Section 7.01(a) or, solely with respect to any Borrower, Section 7.01(f) or 7.01(g) exists and (B) the First Lien Net Leverage Ratio would not exceed 5.25:1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period;
(viii)
mandatory prepayments of Restricted Debt (and related payments of interest) made with Declined Proceeds (it being understood that any Declined Proceeds applied to make Restricted Debt Payments in reliance on this Section 6.04(b)(viii) shall not increase the amount available under clause (a)(ix) of the definition of “Available Amount” to the extent so applied); and/or
(ix)
Restricted Debt Payments in an aggregate amount not to exceed amount of Restricted Payments then permitted to be made in reliance on Sections 6.04(a)(ii) and/or Section 6.04(a)(vii) (it being understood that any amount utilized under this clause (ix) to make a Restricted Debt Payment shall result in a reduction in the amount available under Section 6.04(a)(ii) and/or Section 6.04(a)(vii), as applicable).

Section 6.05. Burdensome Agreements. Except as provided herein or in any other Loan Document and/or in any agreement with respect to any refinancing, renewal or replacement of such Indebtedness that is permitted by Section 6.01, the Parent Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into or cause to exist any agreement (any such agreement, a “Burdensome Agreement”) restricting the ability of (x) any Restricted Subsidiary of the Parent Borrower that is not a Loan Party to pay dividends or other distributions to the Parent Borrower or any Loan Party or (y) any Loan Party to create, permit or grant a Lien on any of its properties or assets to secure the Secured Obligations (after giving effect to the applicable anti-assignment provisions of the UCC and/or any other applicable Requirement of Law), except restrictions:

(a)
set forth in any agreement governing (i) Indebtedness of a Restricted Subsidiary that is not a Loan Party permitted by Section 6.01, (ii) Indebtedness permitted by Section 6.01 that is secured by a Permitted Lien if the relevant restriction applies only to the Person obligated under such Indebtedness and its Restricted

~~WEIL\101313475\1\63232.0014~~

Subsidiaries or the assets intended to secure such Indebtedness and (iii) Indebtedness permitted pursuant to Section 6.01(c), 6.01(j), 6.01(m), 6.01(p) (as it relates to Indebtedness in respect of Section 6.01(a), 6.01(c), 6.01(i), 6.01(m), 6.01(q), 6.01(r), 6.01(u), 6.01(w), 6.01(x), 6.01(y), 6.01(z), 6.01(hh), 6.01(ii) and/or 6.01(kk)), 6.01(q), 6.01(r), 6.01(u), 6.01(w), 6.01(x), 6.01(y), 6.01(z), 6.01(hh), 6.01(ii) and/or 6.01(kk);
(b)
arising under customary provisions restricting assignments, subletting or other transfers (including the granting of any Lien) contained in leases, subleases, licenses, sublicenses, joint venture agreements and other agreements entered into in the ordinary course of business;
(c)
that are or were created by virtue of any Lien granted upon, transfer of, agreement to transfer or grant of, any option or right with respect to any assets or Capital Stock not otherwise prohibited under this Agreement;
(d)
that are assumed in connection with any acquisition of property or the Capital Stock of any Person, so long as the relevant encumbrance or restriction relates solely to the Person and its subsidiaries (including the Capital Stock of the relevant Person or Persons) and/or property so acquired and was not created in connection with or in anticipation of such acquisition;
(e)
(i) set forth in any agreement for any Disposition of any Restricted Subsidiary (or all or substantially all of the assets thereof) that restricts the payment of dividends or other distributions or the making of cash loans or advances by such Restricted Subsidiary pending such Disposition and/or (ii) provisions limiting the Disposition or distribution of assets or property in sale-leaseback agreements, sale agreements and similar agreements, which limitation is applicable only to the assets that are the subject of such agreements (or the Persons the Capital Stock of which is the subject of such agreement);
(f)
set forth in provisions in agreements or instruments which prohibit the payment of dividends or the making of other distributions with respect to any class of Capital Stock of a Person other than on a pro rata basis;
(g)
imposed by customary provisions in partnership agreements, limited liability company organizational governance documents, joint venture agreements and other similar agreements, including provisions limiting the Disposition or distribution of assets or property in joint venture agreements that are applicable only to the assets that are the subject of such agreements (or the Capital Stock of which is the subject of such agreement);
(h)
on Cash, other deposits or net worth or similar restrictions imposed by any Person under any contract entered into in the ordinary course of business or for whose benefit such Cash, other deposits or net worth or similar restrictions exist;
(i)
set forth in documents which exist on the Closing Date and were not created specifically in contemplation thereof;
(j)
arising pursuant to an agreement or instrument relating to any Indebtedness permitted to be incurred after the Closing Date if the relevant restrictions, taken as a whole, are not materially less favorable to the Lenders than the restrictions contained in this Agreement, taken as a whole (as determined in good faith by the Borrower Representative);
(k)
arising under or as a result of applicable Requirements of Law or the terms of any license, authorization, concession or permit;
(l)
arising in any Hedge Agreement and/or any agreement or arrangement relating to any Banking Services and/or any other obligation of the type permitted under Section 6.01(f);

~~WEIL\101313475\1\63232.0014~~

(m)
relating to any asset (or all of the assets) of and/or the Capital Stock of the Parent Borrower and/or any Restricted Subsidiary which is imposed pursuant to an agreement entered into in connection with any Disposition of such asset (or assets) and/or all or a portion of the Capital Stock of the relevant Person that is permitted or not restricted by this Agreement or that would result in the occurrence of the Termination Date;
(n)
customary subordination and/or subrogation provisions set forth in documentation related to obligations of the type permitted by Sections 6.01(e), (g), (h), (k), (aa) and/or (cc) (not relating to Indebtedness for borrowed money) or other obligations not constituting Indebtedness, in each case that are entered into in the ordinary course of business;
(o)
set forth in any agreement relating to any Permitted Lien that limits the right of the Parent Borrower and/or any Restricted Subsidiary to Dispose of or encumber the assets subject thereto;
(p)
created in connection with any factoring program implemented in the ordinary course of business, so long as in the case of any prohibition on Liens, the relevant restriction relates solely to assets subject to such factoring program and the Capital Stock of any Person participating in such factoring program; and/or
(q)
imposed by any amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing of any contract, instrument or obligation referred to in clauses (a) through (p) above; provided that no such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing is, in the good faith judgment of the Borrower Representative, more restrictive with respect to such restrictions, taken as a whole, than those in existence prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

Section 6.06. Investments. The Parent Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, make or own any Investment in any other Person except:

(a)
Cash or Investments that were Cash Equivalents at the time made;
(b)
(i) Investments existing on the Closing Date in the Parent Borrower or in any subsidiary and (ii) Investments made after the Closing Date among the Parent Borrower and/or one or more Restricted Subsidiaries; provided that (A) the aggregate outstanding amount of Investments made by the Parent Borrower or any Subsidiary Guarantor in any Restricted Subsidiary that is not a Loan Party in reliance on this Section 6.06(b)(ii) outside of the ordinary course of business shall not exceed the greater of $95,500,000 and 50% of Consolidated Adjusted EBITDA for the most recently ended Test Period and (B) for purposes of this Section 6.06(b)(ii), it is understood and agreed for the avoidance of doubt that any Investment made in connection with cash management and the funding of working capital shall constitute an “ordinary course” Investment;
(c)
Investments (i) constituting deposits, prepayments and/or credits to suppliers, (ii) made in connection with obtaining, maintaining or renewing client and customer contracts or (iii) made in distributors, suppliers, licensors and licensees, in each case, in the ordinary course of business or, in the case of clause (iii), to the extent necessary to maintain the ordinary course of supplies to the Parent Borrower or any Restricted Subsidiary;
(d)
Investments in joint ventures, Unrestricted Subsidiaries and/or Similar Businesses in an aggregate outstanding amount not to exceed the greater of $143,250,000 and 75% of Consolidated Adjusted EBITDA for the most recently ended Test Period;
(e)
(i) Permitted Acquisitions and (ii) any Investment in any Restricted Subsidiary that is not a Loan Party in an amount required to permit such Restricted Subsidiary to directly, or indirectly through one or more other Restricted Subsidiaries, consummate a Permitted Acquisition, which amount is applied by such

~~WEIL\101313475\1\63232.0014~~

Restricted Subsidiary, directly or indirectly, through one or more other Restricted Subsidiaries, to consummate a Permitted Acquisition;
(f)
(i) Investments existing on, or contractually committed to or contemplated as of, the Closing Date and, to the extent the amount of any such Investment exceeds $12,500,000 on the Closing Date, described on Schedule 6.06 and (ii) any modification, replacement, renewal or extension of any Investment described in clause (i) above so long as no such modification, renewal or extension increases the amount of such Investment except by the terms thereof or as otherwise permitted by this Section 6.06;
(g)
Investments received in lieu of Cash in connection with any Disposition permitted by Section 6.07 or any other disposition of assets not constituting a Disposition;
(h)
loans or advances to present or former employees, directors, members of management, officers, managers or consultants or independent contractors (or their respective Immediate Family Members) of any Parent Company, the Parent Borrower, its subsidiaries and/or any joint venture to the extent permitted by Requirements of Law, (x) in connection with such Person’s purchase of Capital Stock of the Parent Borrower and/or any Parent Company, either (i) in an aggregate principal amount not to exceed the greater of $9,550,000 and 5% of Consolidated Adjusted EBITDA for the most recently ended Test Period at any one time outstanding or (ii) so long as the proceeds of such loan or advance are substantially contemporaneously contributed (or deemed to have been contributed) to the Parent Borrower for the purchase of such Capital Stock and/or (y) (i) for reasonable travel, relocation, entertainment and business expenses in the ordinary course of business and/or (ii) for prepaid expenses incurred in the ordinary course of business;
(i)
Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business;
(j)
Investments consisting of (or resulting from) Indebtedness permitted under Section 6.01 (other than Indebtedness permitted under Sections 6.01(b) and 6.01(h)), Permitted Liens, Restricted Payments permitted under Section 6.04 (other than Section 6.04(a)(ix)), Restricted Debt Payments permitted by Section 6.04 and mergers, consolidations, amalgamations, liquidations, windings up, dissolutions or Dispositions permitted by Section 6.07 (other than Section 6.07(a) (if made in reliance on subclause (ii)(B) of the proviso thereto), Section 6.07(b) (if made in reliance on clause (ii) therein), Section 6.07(c)(ii) (if made in reliance on clause (B) therein) and Section 6.07(g));
(k)
Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers;
(l)
Investments (including debt obligations and Capital Stock) received (i) in connection with the bankruptcy or reorganization of any Person, (ii) in settlement of delinquent obligations of, or other disputes with, customers, suppliers and other account debtors arising in the ordinary course of business, (iii) upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment and/or (iv) as a result of the settlement, compromise, resolution of litigation, arbitration or other disputes;
(m)
loans and advances of payroll payments or other compensation (including deferred compensation) to present or former employees, directors, members of management, officers, managers or consultants of any Parent Company (to the extent such payments or other compensation relate to services provided to such Parent Company (but excluding, for the avoidance of doubt, the portion of any such amount, if any (in the good faith determination of the Borrower Representative) that is, attributable to the ownership or operations of any subsidiary of any Parent Company other than the Parent Borrower and/or its subsidiaries)), the Parent Borrower and/or any subsidiary in the ordinary course of business;

~~WEIL\101313475\1\63232.0014~~

(n)
Investments to the extent that payment therefor is made with Capital Stock of any Parent Company or Qualified Capital Stock of the Parent Borrower or any Restricted Subsidiary, in each case, to the extent not resulting in a Change of Control; provided that in connection with any such Investment, any payment (or portion thereof) not made with Capital Stock of any Parent Company or Qualified Capital Stock of the Parent Borrower or any Restricted Subsidiary must otherwise be permitted under this Section 6.06;
(o)
(i) Investments of any Restricted Subsidiary acquired after the Closing Date, or of any Person acquired by, or merged into or consolidated or amalgamated with, the Parent Borrower or any Restricted Subsidiary after the Closing Date, in each case as part of an Investment otherwise permitted by this Section 6.06 to the extent that the relevant acquired Investments was not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of the relevant acquisition, merger, amalgamation or consolidation and (ii) any modification, replacement, renewal or extension of any Investment permitted under clause (i) of this Section 6.06(o) so long as no such modification, replacement, renewal or extension thereof increases the original amount of such Investment, except by the terms thereof at the time of the relevant acquisition or as otherwise permitted by this Section 6.06;
(p)
to the extent applicable, Investments made in connection with the Transactions;
(q)
Investments made after the Closing Date by the Parent Borrower and/or any of its Restricted Subsidiaries in an aggregate amount at any time outstanding not to exceed:
(i)
the sum of:
(A)
the greater of $143,250,000 and 75% of Consolidated Adjusted EBITDA for the most recently ended Test Period, plus
(B)
at the election of the Borrower Representative, an amount equal to 100% of the amount of Restricted Payments then permitted to be made by the Parent Borrower in reliance on Section 6.04(a)(x) (it being understood that any amount utilized under this clause (B) to make an Investment shall result in a reduction in the amount available under Section 6.04(a)(x)), plus
(C)
at the election of the Borrower Representative, an amount equal to 100% of the amount of Restricted Debt Payments then permitted to be made by the Parent Borrower or any Restricted Subsidiary in reliance on Section 6.04(b)(iv)(A) (it being understood that any amount utilized under this clause (C) to make an Investment shall result in a reduction in the amount available under Section 6.04(b)(iv)(A)), plus
(ii)
in the event that (A) the Parent Borrower or any of its Restricted Subsidiaries makes any Investment after the Closing Date in any Person that is not a Restricted Subsidiary and (B) such Person subsequently becomes a Restricted Subsidiary, an amount equal to 100% of the fair market value of such Investment as of the date on which such Person becomes a Restricted Subsidiary;
(r)
Investments made after the Closing Date by the Parent Borrower and/or any of its Restricted Subsidiaries in an aggregate outstanding amount not to exceed (i) the portion, if any, of the Available Amount on such date that the Borrower Representative elects to apply to this clause (r)(i) and/or (ii) the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrower Representative elects to apply to this clause (r)(ii);
(s)
(i) Guarantees of leases (other than Capital Leases) or of other obligations not constituting Indebtedness and (ii) Guarantees of the lease obligations of suppliers, customers, franchisees and licensees of the Parent Borrower and/or its Restricted Subsidiaries, in each case, in the ordinary course of business;

~~WEIL\101313475\1\63232.0014~~

(t)
Investments in any Parent Company in amounts and for purposes for which Restricted Payments to such Parent Company are permitted under Section 6.04(a) (other than Section 6.04(a)(i)(G)); provided that any Investment made as provided above in lieu of any such Restricted Payment shall reduce availability under the applicable Restricted Payment basket under Section 6.04(a) if such Restricted Payment basket is subject to a cap;
(u)
[reserved];
(v)
Investments in subsidiaries in connection with any Permitted Reorganization and/or any PCT Reorganization Transaction;
(w)
Investments under any Derivative Transaction of the type permitted under Section 6.01(s);
(x)
Investments in Immaterial Subsidiaries, so long as, on a Pro Forma Basis, the subsidiary in which the relevant Investment was made remains an Immaterial Subsidiary;
(y)
Investments made in joint ventures as required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture agreements and similar binding arrangements entered into in the ordinary course of business;
(z)
unfunded pension fund and other employee benefit plan obligations and liabilities to the extent that they are permitted to remain unfunded under Requirements of Law;
(aa)
Investments in the Parent Borrower, any Restricted Subsidiary and/or joint venture in connection with intercompany cash management arrangements and related activities in the ordinary course of business;
(bb)
Investments so long as, after giving effect thereto on a Pro Forma Basis, the First Lien Net Leverage Ratio calculated as of the last day of the most recently ended Test Period does not exceed the greater of (i) 5.25:1.00 and (ii) the First Lien Net Leverage Ratio as of the last day of the most recently ended Test Period;
(cc)
any Investment made or committed to be made by any Unrestricted Subsidiary prior to the date on which such Unrestricted Subsidiary is designated as a Restricted Subsidiary so long as the relevant Investment was not made or committed in contemplation of the designation of such Unrestricted Subsidiary as a Restricted Subsidiary;
(dd)
Investments consisting of the non-exclusive licensing, sublicensing or contribution of IP Rights, including pursuant to joint marketing, collaboration or joint development arrangements with other Persons in the ordinary course of business;
(ee)
any loan and/or advance to any Parent Company not in excess of the amount (after giving effect to any other loan, advance or Restricted Payment in respect thereof) of Restricted Payments that are permitted to be made to such Parent Company in accordance with Section 6.04(a)(i), such Investment being treated for purposes of the applicable provision of Section 6.04(a), including any limitation, as a Restricted Payment made pursuant to such clause;
(ff)
Investments in an aggregate outstanding amount not to exceed 100% of the amount of Restricted Payments then permitted to be made in reliance on Sections 6.04(a)(ii) and/or Section 6.04(a)(vii) (it being understood that any amount utilized under this clause (ff) to make an Investment shall result in a reduction in the amount available under Section 6.04(a)(ii) and/or Section 6.04(a)(vii), as applicable);

~~WEIL\101313475\1\63232.0014~~

(gg)
Investments (i) in connection with any Receivables Facility and/or (ii) necessary to permit the payment of fees, expenses and/or indemnification obligations and/or the satisfaction of any repurchase obligation in connection with any Receivables Facility;
(hh)
Investments (other than Investments in Unrestricted Subsidiaries) made by any Restricted Subsidiary that is not a Loan Party with the proceeds received by such Restricted Subsidiary from an Investment permitted to be made by any Loan Party in such Restricted Subsidiary pursuant to this Section 6.06 (other than any Investment made pursuant to Section 6.06(b)(ii) or Section 6.06(e)(ii));
(ii)
[reserved];
(jj)
Investments consisting of prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits;
(kk)
Investments in receivables owing to the Parent Borrower and/or any Restricted Subsidiary in the ordinary course of business on customary trade terms, including such concessionary trade terms as the Parent Borrower or the relevant Restricted Subsidiary may deem reasonable under the applicable circumstances; and
(ll)
any contribution to a “rabbi” trust for the benefit of any employee, director, consultant, independent contractor or other service provider or any other grantor trust.

Notwithstanding the foregoing, it is understood and agreed that this Section 6.06 shall not permit an IP Separation Transaction.

Section 6.07. Fundamental Changes; Disposition of Assets. The Parent Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, merge, consolidate, amalgamate, or liquidate, wind up or dissolve themselves (or suffer any liquidation or dissolution), or make any Disposition of assets outside the ordinary course of business having a fair market value in excess of the greater of $28,650,000 and 15% of Consolidated Adjusted EBITDA for the most recently ended Test Period in any single transaction or in a series of related transactions, except:

(a)
the Parent Borrower or any Restricted Subsidiary may be merged, consolidated or amalgamated with another Person or, if applicable, effect a Division; provided that:
(i)
in the case of any such merger, consolidation or amalgamation with or into the Parent Borrower or any Division relating to the Parent Borrower, (A) the Parent Borrower shall be the continuing or surviving Person or (B) if the Person formed by or surviving any such merger, consolidation, amalgamation or Division is not the Parent Borrower (any such Person, the “Successor Parent Borrower”), (1) the Successor Parent Borrower shall be an entity organized or existing under the law of the US, any state thereof or the District of Columbia, (2) the Successor Parent Borrower shall expressly assume the Obligations of the Parent Borrower in a manner reasonably satisfactory to the Administrative Agent, (3) except as the Administrative Agent may otherwise agree, each applicable Guarantor, unless it is the other party to such merger, consolidation or amalgamation, shall have executed and delivered a reaffirmation agreement with respect to its obligations under the Loan Guaranty and the other Loan Documents and (4) the Administrative Agent shall have received such documentation and other information with respect to the Successor Parent Borrower that has reasonably requested and reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations including the USA PATRIOT Act; it being understood and agreed that if the foregoing conditions under clauses (1) through (4) are satisfied, the Successor Parent Borrower will succeed to, and be substituted for, the Parent Borrower under this Agreement and the other Loan Documents, and

~~WEIL\101313475\1\63232.0014~~

(ii)
in the case of any such merger, consolidation or amalgamation with or into any Subsidiary Guarantor or any Division relating to any Subsidiary Guarantor, either (A) a Subsidiary Guarantor shall be the continuing or surviving Person or the continuing or surviving Person (or, in the case of an amalgamation, the Person formed as a result thereof) shall expressly assume the obligations of such Subsidiary Guarantor in a manner reasonably satisfactory to the Administrative Agent or (B) the relevant transaction shall be treated as an Investment and shall comply with Section 6.06;
(b)
Dispositions (including of Capital Stock) among the Parent Borrower and/or any Restricted Subsidiary (upon voluntary liquidation or otherwise); provided that any such Disposition made by any Loan Party to any Restricted Subsidiary that is not a Loan Party shall be (i) for fair market value (as determined by such Person in good faith) or (ii) treated as an Investment and otherwise made in compliance with Section 6.06 (other than in reliance on Section 6.06(i));
(c)
(i) the liquidation, dissolution or Division of any Restricted Subsidiary if the Borrower Representative determines in good faith that (A) (1) such liquidation, dissolution or Division is in the best interests of the Parent Borrower and (2) is not materially disadvantageous to the Lenders (taken as a whole) and (B) the Parent Borrower or any Restricted Subsidiary receives the assets (if any) of the relevant liquidated, dissolved or divided Restricted Subsidiary; provided that in the case of any liquidation, dissolution or Division of any Loan Party that results in a distribution or other transfer of assets to any Restricted Subsidiary that is not a Loan Party, such distribution shall be treated as an Investment and shall comply with Section 6.06 (other than Section 6.06(j)); (ii) any merger, amalgamation, dissolution, liquidation, consolidation or Division, the purpose of which is to effect (A) any Disposition otherwise permitted under this Section 6.07 (other than clause (a), clause (b) or this clause (c)) or (B) any Investment permitted under Section 6.06 (other than Section 6.06(j)); and (iii) the conversion of the Parent Borrower or any Restricted Subsidiary into another form of entity, so long as such conversion does not, in the good faith determination of the Borrower Representative, adversely affect the value of the Loan Guaranty or Collateral, if any;
(d)
(i) Dispositions of inventory or equipment or immaterial (in the good faith determination of the Borrower Representative) assets in the ordinary course of business (including on an intercompany basis) and (ii) the leasing or subleasing of real property in the ordinary course of business;
(e)
Dispositions of surplus, obsolete, used or worn out property or other property that, in the good faith judgment of the Borrower Representative, is (i) no longer useful in its business (or in the business of any Restricted Subsidiary of the Parent Borrower) or (ii) otherwise economically impracticable to maintain;
(f)
Dispositions of Cash and/or Cash Equivalents and/or other assets that were Cash Equivalents when the relevant original Investment was made;
(g)
Dispositions, mergers, amalgamations, consolidations or conveyances that constitute (i) Investments permitted pursuant to Section 6.06 (other than Section 6.06(j)), (ii) Permitted Liens and (iii) Restricted Payments permitted by Section 6.04(a) (other than Section 6.04(a)(ix));
(h)
Dispositions for fair market value; provided that
(i)
with respect to any such Disposition (other than any Permitted Asset Swap) with a purchase price in excess of the greater of $28,650,000 and 15% of Consolidated Adjusted EBITDA for the most recently ended Test Period, either (A) at least 75% of the consideration for all such Dispositions consummated after the Closing Date (other than the portion of any such Disposition consisting of a Permitted Asset Swap) shall consist of Cash or Cash Equivalents or (B) at least 50% of the consideration for such Disposition (other than the portion of any such Disposition consisting of a Permitted Asset Swap) shall consist of Cash or Cash Equivalents;

~~WEIL\101313475\1\63232.0014~~

(ii)
for purposes of the 75% Cash consideration requirement and the 50% Cash consideration requirement as applicable, described immediately above:
(A)
the amount of any Indebtedness or other liabilities (other than Indebtedness or other liabilities that are subordinated to the Obligations or that are owed to the Parent Borrower or any Restricted Subsidiary) of the Parent Borrower or any Restricted Subsidiary (as shown on such Person’s most recent balance sheet or statement of financial position (or in the notes thereto)) that are assumed by the transferee of any such assets (or that are otherwise terminated or cancelled in connection with the transaction with such transferee) and for which the Parent Borrower and/or its applicable Restricted Subsidiary have been validly released by all relevant creditors in writing,
(B)
the amount of any trade-in value applied to the purchase price of any replacement assets acquired in connection with such Disposition,
(C)
any Security received by the Parent Borrower or any Restricted Subsidiary from such transferee that will be converted by such Person into Cash or Cash Equivalents (to the extent of the Cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition, and
(D)
any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (D) that is at that time outstanding, not in excess of the greater of $38,200,000 and 20% of Consolidated Adjusted EBITDA for the most recently ended Test Period, in each case, shall be deemed to be Cash; and

(iii)
(A) no Event of Default under Sections 7.01(a), 7.01(f) or 7.01(g) then exists and (B) the Net Proceeds of such Disposition shall be applied and/or reinvested as (and to the extent) required by Section 2.11(b)(ii);
(i)
to the extent that (i) the relevant property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of the relevant Disposition are promptly applied to the purchase price of such replacement property;
(j)
Dispositions of Investments in joint ventures to the extent required by, or made pursuant to, buy/sell arrangements between joint venture or similar parties set forth in the relevant joint venture arrangements and/or similar binding arrangements;
(k)
Dispositions, discounting or forgiveness of notes receivable or accounts receivable in the ordinary course of business (including to insurers which have provided insurance as to the collection thereof) or in connection with the collection or compromise thereof (including sales to factors);
(l)
Dispositions and/or terminations of leases, subleases, licenses or sublicenses (including the provision of software under any open source license), (i) the Disposition or termination of which will not materially interfere with the business of the Parent Borrower and its Restricted Subsidiaries (taken as a whole) or (ii) in the case of leases or subleases, which relate to closed facilities or the discontinuation of any product line;
(m)
(i) any termination of any lease in the ordinary course of business, (ii) any expiration of any option agreement in respect of real or personal property and (iii) any surrender or waiver of contractual rights or

~~WEIL\101313475\1\63232.0014~~

the settlement, release or surrender of contractual rights or litigation claims (including in tort) in the ordinary course of business;
(n)
Dispositions of property subject to foreclosure, casualty, eminent domain or condemnation proceedings (including in lieu thereof or any similar proceeding);
(o)
Dispositions or consignments of equipment, inventory or other assets (including leasehold interests in real property) with respect to facilities that are temporarily not in use, held for sale or closed;
(p)
any transaction consummated as part of any Permitted Reorganization and/or any PCT Reorganization Transaction;
(q)
Dispositions of non-core (as determined by the Borrower Representative in good faith) assets acquired in connection with any acquisition or other Investment permitted hereunder and sales of Real Estate Assets acquired in any acquisition or other Investment permitted hereunder; provided that no Event of Default exists;
(r)
exchanges or swaps, including transactions covered by Section 1031 of the Code (or any comparable provision of any foreign jurisdiction), of assets so long as any such exchange or swap is made for fair value (in the good faith determination of the Borrower Representative) for like assets (including Related Business Assets);
(s)
Dispositions of assets that do not constitute Collateral for fair market value;
(t)
(i) any non-exclusive licensing, sublicensing and/or cross-licensing arrangement involving any technology, intellectual property or IP Right of the Parent Borrower or any Restricted Subsidiary in the ordinary course of business, and (ii) any Disposition, abandonment, cancellation or lapse of any IP Right, or any issuance or registration, or application for issuance or registration, of any IP Right of the Parent Borrower or any Restricted Subsidiary, which, in the good faith determination of the Borrower Representative is not material to the conduct of the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, or is no longer economically practicable to maintain in light of its use;
(u)
terminations or unwinds of Derivative Transactions or Banking Services Obligations;
(v)
Dispositions of Capital Stock of, or sales of Indebtedness or other Securities of, Unrestricted Subsidiaries;
(w)
Dispositions of Real Estate Assets and related assets in the ordinary course of business in connection with relocation activities for directors, officers, employees, members of management, managers or consultants of any Parent Company, the Parent Borrower and/or any Restricted Subsidiary;
(x)
Dispositions made to comply with any order of any Governmental Authority or any applicable Requirement of Law;
(y)
any merger, consolidation, Disposition or conveyance the purpose of which is to reincorporate or reorganize (i) any Domestic Subsidiary in another jurisdiction in the US and/or (ii) any Foreign Subsidiary in the US or any other jurisdiction;
(z)
any sale of motor vehicles and information technology equipment purchased at the end of an operating lease and resold thereafter;
(aa)
Dispositions involving assets having a fair market value of not more than the greater of $66,850,000 and 35% of Consolidated Adjusted EBITDA for the most recently ended Test Period in any Fiscal

~~WEIL\101313475\1\63232.0014~~

Year; provided that if the relevant amount is not used in such Fiscal Year, the unused amount shall be carried forward to succeeding Fiscal Years;
(bb)
Dispositions of assets in connection with the closing or sale of an office in the ordinary course of business of the Parent Borrower and the Restricted Subsidiaries, which consist of leasehold interests in the premises of such office, the equipment and fixtures located at such premises and the books and records relating exclusively and directly to the operations of such office; provided that any such sale shall be at a commercially reasonable price and on commercially reasonable terms in a bona fide arm’s-length transaction;
(cc)
to the extent applicable, the consummation of the Transactions;
(dd)
(i) Equipment Sale and Leaseback Transactions, (ii) Sale and Lease-Back Transactions with respect to property or assets built or constructed after the Closing Date and (iii) other Sale and Lease-Back Transactions; provided that in the case of this clause (iii), the fair market value of all property so Disposed of after the Closing Date shall not exceed the greater of $95,500,000 and 50% of Consolidated Adjusted EBITDA for the most recently ended Test Period; and
(ee)
any Disposition of any receivable and/or any similar or related asset (and/or any participation therein) in connection with any Receivables Facility.

It is understood and agreed that (a) to the extent that any Collateral is Disposed of as permitted by this Section 6.07, such Collateral shall be Disposed of free and clear of the Liens created by the Loan Documents, which Liens shall be automatically released upon the consummation of such Disposition; it being understood and agreed that the Administrative Agent shall be authorized to take, and shall take, any action reasonably requested by the Parent Borrower in order to effect the foregoing in accordance with Article 8; provided that, in the case of a Disposition made to any Loan Party, the relevant transferred assets shall become part of the Collateral of the transferee Loan Party (except to the extent such assets constitute Excluded Assets), (b) any determination of the fair market value of any asset other than Cash for purposes of this Section 6.07 shall be made by the Borrower Representative in good faith at its election either (1) at the time of the execution of the definitive agreement governing such Disposition or (2) the date on which such Disposition is consummated and (c) notwithstanding the foregoing provisions of this Section 6.07, this Section 6.07 shall not permit an IP Separation Transaction.

Section 6.08. Amendments of or Waivers with Respect to Restricted Debt. The Parent Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, amend or otherwise modify the subordination terms set forth in the documentation governing any Restricted Debt if the effect of such amendment or modification, together with all other amendments or modifications made, is, in the good faith determination of the Borrower Representative, materially adverse to the interests of the Lenders (in their capacities as such); provided that, for purposes of clarity, it is understood and agreed that the foregoing limitation shall not otherwise prohibit any Refinancing Indebtedness or any other replacement, refinancing, amendment, supplement, modification, extension, renewal, restatement or refunding of any Restricted Debt, in each case, that is otherwise permitted to be incurred under this Agreement in respect thereof.

Section 6.09. [Reserved].

Section 6.10. Financial Covenant.

(a)
First Lien Net Leverage Ratio. On the last day of any Test Period on which the Revolving Facility Test Condition is then satisfied (it being understood and agreed that this Section 6.10(a) shall not apply until the last day of the second full Fiscal Quarter ending after the Closing Date (and on such date, only to the extent the Revolving Facility Test Condition is then satisfied)), the Parent Borrower shall not permit the First Lien Net Leverage Ratio to be greater than 7.50:1.00.

~~WEIL\101313475\1\63232.0014~~

(b)
Notwithstanding anything to the contrary in this Agreement (including Article 7), upon any failure by the Parent Borrower to comply with Section 6.10(a) above for the Test Period ending on the last day of any Fiscal Quarter, the Parent Borrower shall have the right (the “Cure Right”) at any time during such Fiscal Quarter or thereafter until the date that is 15 Business Days after the date on which financial statements for such Fiscal Quarter are required to be delivered pursuant to Section 5.01(a) or 5.01(b), as applicable (the “Cure Deadline”), to issue Qualified Capital Stock or other Capital Stock (such other Capital Stock to be on terms reasonably acceptable to the Administrative Agent) for Cash or otherwise receive Cash contributions in respect of its Qualified Capital Stock or other Capital Stock (such other Capital Stock to be on terms reasonably acceptable to the Administrative Agent) (the “Cure Amount”), and thereupon the Parent Borrower’s compliance with Section 6.10(a) shall be recalculated giving effect to a pro forma increase in the amount of Consolidated Adjusted EBITDA in an amount equal to the Cure Amount (notwithstanding the absence of a related addback in the definition of “Consolidated Adjusted EBITDA”) solely for the purpose of determining compliance with Section 6.10(a) as of the end of such Fiscal Quarter and for applicable subsequent periods that include such Fiscal Quarter. If, after giving effect to the foregoing recalculation (including after taking into account any actual immediate repayment of Indebtedness in connection therewith), the requirements of Section 6.10(a) would be satisfied, then the requirements of Section 6.10(a) shall be deemed to have been satisfied as of the end of the relevant Fiscal Quarter (and Test Period) with the same effect as though there had been no failure to comply therewith at such date.

Notwithstanding anything herein to the contrary:

(i)
in each four consecutive Fiscal Quarter period there shall be at least two Fiscal Quarters in which the Cure Right is not exercised; it being understood that, subject to clause (ii), the Cure Right may be exercised in consecutive Fiscal Quarters,
(ii)
during the term of this Agreement, the Cure Right shall not be exercised more than five times,
(iii)
the Cure Amount shall be no greater than the amount required for the purpose of complying with Section 6.10(a),
(iv)
there shall be no pro forma or other reduction of the amount of Indebtedness by the amount of any Cure Amount for purposes of determining compliance with Section 6.10(a) for the Fiscal Quarter in respect of which the Cure Right was exercised (other than, with respect to any future period, to the extent of any portion of such Cure Amount that is actually applied to prepay or repay Indebtedness, including by way of a discounted buyback or repurchase of such Indebtedness),
(v)
during any Test Period in which any Cure Amount is included in the calculation of Consolidated Adjusted EBITDA as a result of any exercise of the Cure Right, such Cure Amount shall be disregarded in the calculation of Consolidated Adjusted EBITDA (A) for purposes of determining (1) whether any financial ratio-based condition to the availability of any carve-out set forth in Article 6 of this Agreement has been satisfied and/or (2) [reserved] or (B) for any other purpose (other than, for avoidance of doubt, Section 6.10); and
(vi)
no Revolving Lender or Issuing Bank shall be required to make any Revolving Loan or issue, amend or increase the face amount of any Letter of Credit from and after the date on which a Compliance Certificate demonstrating a failure to comply with Section 6.10(a) for the Test Period ending on the last day of any Fiscal Quarter is (or would be required to be) delivered pursuant to Section 5.01(c) until the date on which the Parent Borrower actually receives the relevant Cure Amount.

~~WEIL\101313475\1\63232.0014~~

ARTICLE 7

EVENTS OF DEFAULT

Section 7.01. Events of Default. If any of the following events (each, an “Event of Default”) shall occur and are continuing:

(a)
Failure To Make Payments When Due. Failure by the Borrowers to pay (i) any principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or (ii) any interest on any Loan or any fee or any other amount due hereunder within five Business Days after the date due; provided that, with respect to this Section 7.01(a), if the Borrowers have made, on the due date or before the expiry of any grace period, a payment in an amount that is not less than the amount set forth in a calculation, if any, received from the Administrative Agent, and any such payment was less than the amount due and owing under this Agreement (an “underpayment”), then such underpayment will not become (1) a Default unless and until such underpayment remains outstanding following the second Business Day after the date (if any) on which the Borrower Representative receives written notice from the Administrative Agent of an underpayment setting forth the amount of the deficiency (such date of notice, the “underpayment notice date”) or (2) an Event of Default (and Section 2.13(d) shall not apply) unless and until such underpayment remains outstanding after the later of (x) the second Business Day after such underpayment notice date and (y) the expiration of the applicable grace period otherwise contained in this Section 7.01(a); or
(b)
Default in Other Agreements. (i) Failure by any Loan Party to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness for borrowed money of such Loan Party (other than (A) Indebtedness referred to in clause (a) above and (B) Indebtedness among the Parent Borrower and/or its Restricted Subsidiaries) with an individual outstanding principal amount exceeding the Threshold Amount, in each case beyond the grace period, if any, provided therefor; or (ii) breach or default by any Loan Party with respect to any other term of (A) one or more items of third-party Indebtedness for borrowed money of such Loan Party (other than (1) Indebtedness referred to in clause (a) above and (2) Indebtedness among the Parent Borrower and/or its Restricted Subsidiaries) with an individual outstanding principal amount exceeding the Threshold Amount or (B) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness (other than, for the avoidance of doubt, with respect to Indebtedness consisting of Hedging Obligations, termination events or equivalent events pursuant to the terms of the relevant Hedge Agreement that are not the result of any default thereunder by any Loan Party or any Restricted Subsidiary), in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (with the giving of notice, if required) such Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; provided that:
(I)
clause (ii) above shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property securing such Indebtedness if such sale or transfer is permitted hereunder;
(II)
any failure described under clauses (i) or (ii) above is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to this Article 7;
(III)
with respect to any default, event or condition referred to in clauses (i) or (ii) above resulting from the breach of any financial covenant under any revolving or asset-based facility (or any refinancing or replacement thereof), such default, event or condition shall only constitute an Event of Default if such default, event or condition results in the demand by the holders of such Indebtedness of repayment thereof and

~~WEIL\101313475\1\63232.0014~~

the acceleration of such Indebtedness (and the termination of the commitments thereunder), which demand and acceleration have not been rescinded;
(IV)
it is understood and agreed that the occurrence of any event described in this clause (b) that would, prior to the expiration of any applicable grace period, permit the holder or holders of the relevant Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (with the giving of notice, if required) such Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be, will not result in a Default or an Event of Default under this Agreement prior to the expiration of such grace period; and
(V)
any conversion of, or trigger of conversion rights with respect to, any convertible debt security (whether or not such conversion is to be settled in cash or Capital Stock or any combination thereof) shall not constitute a Default or Event of Default unless such conversion results from an event of default thereunder or a “change of control”, “fundamental change” or similar occurrence thereunder; or
(c)
Breach of Certain Covenants. Failure of any Loan Party, as required by the relevant provision, to perform or comply with Section 5.01(e)(i) (provided that any Event of Default arising from a failure to comply with Section 5.01(e)(i) shall automatically be deemed to have been cured (and no longer continuing) immediately upon the earlier to occur of (x) the delivery of notice of the relevant Default or Event of Default and (y) the cessation of the existence of the underlying Default or Event of Default, in either case unless a Responsible Officer of the Parent Borrower had knowledge of the underlying Default or Event of Default at the time such notice was required to have been delivered and failed to deliver such notice), Section 5.02 (as it applies to the preservation of the existence of the Parent Borrower) or Article 6. provided that:
(i)
notwithstanding this clause (c), a breach or default by any Loan Party under Section 6.10(a) will not constitute an Event of Default with respect to any Term Loan unless and until the Required Revolving Lenders have accelerated the Revolving Loans, terminated the commitments under the Revolving Facility and demanded repayment of, or otherwise accelerated, the Indebtedness or other obligations under the Revolving Facility and have not rescinded such demand or acceleration (the “Financial Covenant Standstill”);
(ii)
any breach of Section 6.10(a) is subject to cure as provided in Section 6.10(b); and
(iii)
no Default or Event of Default may arise under Section 6.10(a) prior to the Cure Deadline with respect to any Test Period when the Cure Right is available; or
(d)
Breach of Representations, Etc. Any representation, warranty or certification made or deemed made by any Loan Party in any Loan Document or in any certificate required to be delivered in connection herewith or therewith (including, for the avoidance of doubt, any Perfection Certificate) being untrue in any material respect as of the date made or deemed made; it being understood and agreed that (i) any breach of any representation and warranty or certification resulting from the failure of the Administrative Agent to file any Uniform Commercial Code financing statement, amendment and/or continuation statement or the failure of the Administrative Agent to maintain possession of any Collateral actually delivered to it shall not result in an Event of Default under this Section 7.01(d) or any other provision of any Loan Document, (ii) if the relevant representation and warranty is capable of being cured (including by the delivery of a restated certification or calculation or restated financial statements), no Default or Event of Default may arise under this Section 7.01(d) with respect to such representation and warranty unless such representation and warranty remains incorrect in any material respect for a period of 30 days following the delivery of a written notice by the Administrative Agent of the relevant inaccuracy to the Borrower Representative and (iii) the material inaccuracy of any representation or warranty made as a condition to any Credit Extension or any deemed Credit Extension (any

~~WEIL\101313475\1\63232.0014~~

such Event of Default, an “RCF R&W Bringdown Event of Default”) will not constitute an Event of Default with respect to any Term Loan unless and until the Required Revolving Lenders have accelerated the Revolving Loans, terminated the commitments under the Revolving Facility and demanded repayment of, or otherwise accelerated, the Indebtedness or other obligations under the Revolving Facility and have not rescinded such demand or acceleration (the “RCF R&W Bringdown Event of Default Standstill”); or
(e)
Other Defaults Under Loan Documents. Default by any Loan Party in the performance of or compliance with any term contained herein or any of the other Loan Documents, other than any such term referred to in any other Section of this Article 7, which default has not been remedied or waived within 30 days after receipt by the Parent Borrower of written notice thereof from the Administrative Agent; or
(f)
Involuntary Bankruptcy; Appointment of Receiver, Etc. (i) The entry by a court of competent jurisdiction of a decree or order for relief in respect of Holdings, the Parent Borrower or any Subsidiary Guarantor (other than any Immaterial Subsidiary) in an involuntary case under any Debtor Relief Law now or hereafter in effect, which decree or order is not stayed; or any other similar relief in respect of Holdings, the Parent Borrower or any Subsidiary Guarantor (other than any Immaterial Subsidiary) shall be granted under any applicable federal, state or local Requirement of Law, which relief is not stayed; or (ii) the commencement of an involuntary case against Holdings, the Parent Borrower or any Subsidiary Guarantor (other than any Immaterial Subsidiary) under any Debtor Relief Law; the entry by a court having jurisdiction in the premises of a decree or order for the appointment of a receiver, receiver and manager, (preliminary) insolvency receiver, liquidator, sequestrator, trustee, administrator, custodian or other officer having similar powers over Holdings, the Parent Borrower or any Subsidiary Guarantor (other than any Immaterial Subsidiary), or over all or a material part of its property; or the involuntary appointment of an interim receiver, trustee or other custodian of Holdings, the Parent Borrower or any Subsidiary Guarantor (other than any Immaterial Subsidiary) for all or a material part of its property, which remains, in any case under this Section 7.01(f), undismissed, unvacated, unbounded or unstayed pending appeal for 60 consecutive days; or
(g)
Voluntary Bankruptcy; Appointment of Receiver, Etc. (i) The entry against Holdings, the Parent Borrower or any Subsidiary Guarantor (other than any Immaterial Subsidiary) of an order for relief in, or the commencement by Holdings, the Parent Borrower or any Subsidiary Guarantor (other than any Immaterial Subsidiary) of, a voluntary case under any Debtor Relief Law, or the consent by Holdings, the Parent Borrower or any Subsidiary Guarantor (other than any Immaterial Subsidiary) to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case, under any Debtor Relief Law, or the consent by Holdings, the Parent Borrower or any Subsidiary Guarantor (other than any Immaterial Subsidiary) to the appointment of or taking possession by a receiver, receiver and manager, or other custodian for all or a material part of the property of the Parent Borrower and the Subsidiary Guarantors, taken as a whole or (ii) the making by Holdings, the Parent Borrower or any Subsidiary Guarantor (other than any Immaterial Subsidiary) of a general assignment for the benefit of creditors; or
(h)
Judgments and Attachments. The entry or filing of one or more final money judgments, writs or warrants of attachment or similar process against any Loan Party individually or any of its respective assets involving in the aggregate at any time an individual amount in excess of the Threshold Amount (in either case, to the extent not adequately covered by indemnity from a third party (including any escrow arrangement), by self-insurance (if applicable) or by insurance as to which, in the case of any such third party insurance, the relevant third party insurance company has been notified and not denied coverage), which judgment, writ, warrant or similar process remains unpaid, undischarged, unvacated, unbonded or unstayed pending appeal for a period of 60 consecutive days; or
(i)
Employee Benefit Plans. The occurrence of one or more ERISA Events, which individually or in the aggregate result in liability of any Loan Party in an aggregate amount that would reasonably be expected to result or has resulted in a Material Adverse Effect; or

~~WEIL\101313475\1\63232.0014~~

(j)
Change of Control. The occurrence of a Change of Control; or
(k)
Guaranties, Collateral Documents and Other Loan Documents. At any time after the execution and delivery thereof, (i) any material Loan Guaranty for any reason ceasing to be in full force and effect or being declared, by a court of competent jurisdiction, to be null and void (in each case, other than in accordance with its terms or as a result of the occurrence of the Termination Date) or the repudiation in writing by any Loan Guarantor of its obligations thereunder (in each case, other than as a result of the discharge of such Loan Guarantor in accordance with the terms thereof and other than as a result of any act or omission by the Administrative Agent or any Lender), (ii) this Agreement or any material Collateral Document ceasing to be in full force and effect or being declared, by a court of competent jurisdiction, to be null and void (in each case, other than by reason of (x) a release of Collateral in accordance with the terms hereof or thereof, (y) the occurrence of the Termination Date or (z) any other termination of such Collateral Document in accordance with the terms thereof) or (iii) other than in any bona fide, good faith dispute as to the scope of Collateral or whether any Lien has been, or is required to be released, the contesting by any Loan Party of the validity or enforceability of any material provision of any Loan Document in writing or denial by any Loan Party in writing that it has any further liability (other than by reason of the occurrence of the Termination Date or any other termination of any other Loan Document in accordance with the terms thereof), including with respect to future advances by the Lenders, under any Loan Document to which it is a party; it being understood and agreed that the mere failure of the Administrative Agent to file any UCC continuation statement (or other equivalent) and/or maintain possession of any physical Collateral with respect to a Lien that otherwise was or would have been perfected shall not result in an Event of Default under this Section 7.01(k) or any other provision of any Loan Document; or
(l)
Subordination. The Obligations ceasing or the assertion in writing by any Loan Party that the Obligations cease to constitute senior indebtedness under the subordination provisions of any document or instrument evidencing any Restricted Debt that is required to be subordinated hereunder or any such subordination provision being invalidated by a court of competent jurisdiction in a final non-appealable order, or otherwise ceasing, for any reason, to be valid, binding and enforceable obligations of the parties thereto;

then,

(i)
in every such event (other than (x) an event with respect to the Parent Borrower described in Section 7.01(f) or Section 7.01(g), (y) any Event of Default arising under Section 7.01(c) (to the extent arising from a breach of Section 6.10(a)) or (z) any RCF R&W Bringdown Event of Default), and at any time thereafter during the continuance of such event, at the request of the Required Lenders, the Administrative Agent shall by notice to the Parent Borrower, take any of the following actions, at the same or different times:
(A)
terminate the Commitments, and thereupon such Commitments shall terminate immediately;
(B)
declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Applicable Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Applicable Borrower; and
(C)
require that the Applicable Borrower deposit in the LC Collateral Account an additional amount in Cash as reasonably requested by the Issuing Banks (not to exceed 100% of the relevant face amount) of the then outstanding LC Exposure (minus the amount then on deposit in the LC Collateral Account);

~~WEIL\101313475\1\63232.0014~~

(ii)
upon the occurrence of an event with respect to the Parent Borrower described in Section 7.01(f) or Section 7.01(g), any such Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Applicable Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Applicable Borrower, and the obligation of the Applicable Borrower to Cash collateralize the outstanding Letters of Credit as aforesaid shall automatically become effective, in each case, without further action of the Administrative Agent or any Lender; and
(iii)
during the continuance of any Event of Default arising under Section 7.01(c) (to the extent resulting from a breach of Section 6.10(a)) and/or any RCF R&W Bringdown Event of Default:
(A)
solely upon the request of the Required Revolving Lenders (but not the Required Lenders or any other Lender or group of Lenders), the Administrative Agent shall, by notice to the Borrower Representative, (1) terminate the Revolving Credit Commitments, and thereupon such Revolving Credit Commitments shall terminate immediately, (2) declare the Revolving Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Revolving Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Applicable Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Applicable Borrower and/or (3) require that the Applicable Borrower deposit in the LC Collateral Account an additional amount in Cash as reasonably requested by the Issuing Banks (not to exceed 100% of the relevant face amount) of the then outstanding LC Exposure (minus the amount then on deposit in the LC Collateral Account); and
(B)
subject to the Standstill, the Administrative Agent shall upon the request of the Required Lenders, by notice to the Borrower Representative, declare all other Commitments then outstanding to be terminated, and all other Loans then outstanding to be due and payable in whole (or in part, in which case (1) any Commitment not so declared to be terminated may thereafter be declared to be terminated and/or (2) any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Applicable Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Applicable Borrower.

Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall, at the request of the Required Lenders, exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC.

Notwithstanding anything to the contrary contained herein or in any other Loan Document:

(i)
any court of competent jurisdiction may (i) extend or stay any grace period set forth in this Agreement or any other Loan Document prior to when any actual or alleged Default becomes an actual or alleged Event of Default or (ii) stay the exercise of remedies by the Administrative Agent or any sub-agent thereof contemplated by this Agreement and the other Loan Documents or otherwise upon the occurrence of an actual or alleged Event of Default, in each case of clauses (i) and (ii) in accordance with applicable Requirements of Law; and
(ii)
neither the Administrative Agent nor any Lender shall deliver a notice of Default or Event of Default or exercise any right or remedy provided under any Loan Document or at law or equity,

~~WEIL\101313475\1\63232.0014~~

including any remedy provided under the UCC, with respect to any event, action or circumstance disclosed pursuant to a filing with the SEC, posted on the Platform or otherwise reported to the Lenders or the Administrative Agent more than two years prior to such notice of default or remedial action (the “Specified Limitation”); provided that the Specified Limitation shall not apply (i) if the Administrative Agent has commenced any such remedial action in respect of such event, action or circumstance prior to the expiration of such two-year period or (ii) if any Responsible Officer of the Parent Borrower had knowledge of such Default or Event of Default arising a result of such event, failure or transaction and failed to deliver a notice of Default or Event of Default hereunder.

ARTICLE 8

THE ADMINISTRATIVE AGENT

Section 8.01. Appointment and Authorization of Administrative Agent. Each of the Lenders and the Issuing Banks, on behalf of itself and its applicable Affiliates in their respective capacities as such and as counterparties under Hedge Agreements and/or providers of Banking Services, as applicable, hereby irrevocably appoints Jefferies (or any successor appointed pursuant hereto) as Administrative Agent and authorizes the Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each Lender (including in its capacities as a potential provider of Secured Hedging Obligations and/or Banking Services constituting Banking Services Obligations) and each Issuing Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender or Issuing Bank, as applicable, for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agent, sub-agent and attorney‑in‑fact appointed by the Administrative Agent pursuant to Section 8.06 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof granted under the Loan Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article 8 and Article 9, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents as if set forth in full herein with respect thereto.

Section 8.02. Rights as a Lender. Any Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, unless the context otherwise requires or unless such Person is in fact not a Lender, include each Person serving as Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Loan Party or any subsidiary of any Loan Party or other Affiliate thereof as if it were not the Administrative Agent hereunder. The Lenders acknowledge that, pursuant to such activities, the Administrative Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall not be under any obligation to provide such information to them.

Section 8.03. Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing:

(a)
the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default exists, and the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied

~~WEIL\101313475\1\63232.0014~~

(or express) obligations arising under agency doctrine of any applicable Requirements of Law; it being understood that such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties;
(b)
the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary power, except discretionary rights and powers that are expressly contemplated by the Loan Documents and which the Administrative Agent is required to exercise in writing as directed by the Required Lenders or Required Revolving Lenders (or such other number or percentage of the Lenders as shall be necessary under the relevant circumstances as provided in Section 9.02); provided that the Administrative Agent shall not be required to take any discretionary action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Requirements of Law;
(c)
except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose to any Lender or Issuing Bank, any credit or other information relating to the Parent Borrower or any of its Restricted Subsidiaries that is communicated to or obtained by or in the possession of any Person serving as Administrative Agent or any of its Affiliates in any capacity; it being understood that the Administrative Agent shall not be liable to the Lenders or any other Secured Party for (i) any action taken or not taken by it with the consent or at the request or direction of the Required Lenders or Required Revolving Lenders (or such other number or percentage of the Lenders as is necessary, or as the Administrative Agent believes in good faith shall be necessary, under the relevant circumstances as provided in Section 9.02) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein; and
(d)
the Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Administrative Agent by the Parent Borrower or any Lender and such written notice is clearly identified as a “notice of default”, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any covenant, agreement or other term or condition set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of any Lien on the Collateral or the existence, value or sufficiency of the Collateral or to assure that the Liens granted to the Administrative Agent pursuant to the Loan Documents have been or will continue to be properly or sufficiently or lawfully created, perfected or enforced or are entitled to any particular priority,, (vi) the satisfaction of any condition set forth in Article 4 or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vii) any property, book or record of any Loan Party or any Affiliate thereof. Without limiting the foregoing, the Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

If any Lender acquires knowledge of a Default or Event of Default, it shall promptly notify the Administrative Agent and the other Lenders thereof in writing. Each Lender agrees that, except with the written consent of the Administrative Agent, it will not take any enforcement action hereunder or under any other Loan Document, accelerate the Obligations under any Loan Document, or exercise any right that it might otherwise have under Requirements of Law or otherwise to credit bid at any foreclosure sale, UCC sale, any sale under Section 363 of the Bankruptcy Code or other similar Dispositions of Collateral. Notwithstanding the foregoing, however, a Lender may take action to preserve or enforce its rights against a Loan Party where a deadline or limitation period is applicable under any Requirement of Law that would, absent such action, bar enforcement

~~WEIL\101313475\1\63232.0014~~

of the Obligations held by such Lender, including the filing of a proof of claim in a case under the Bankruptcy Code.

Section 8.04. Exclusive Right to Enforce Rights and Remedies. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, the Parent Borrower, the Administrative Agent and each Secured Party agree that:

(a)
(i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the provisions of any Loan Document, including this Agreement, the Security Agreement and/or the Loan Guaranty; it being understood that any right to enforce any such provision (including to realize upon the Collateral or enforce any Loan Guaranty) against any Loan Party pursuant hereto or pursuant to any other Loan Document may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms hereof or thereof and that all other powers, rights and remedies under the other Loan Documents may be exercised solely by the Administrative Agent, (ii) each Lender, each Issuing Bank, the Swingline Lender and/or each counterparty to a Hedge Agreement and/or any agreement governing any Banking Services Obligation that is a Secured Party, in each case in their respective capacities as such, waives its right to commence any action, suit or litigation against any Loan Party in connection with the Loan Documents without the consent of the Required Lenders and (iii) in the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or in the event of any other Disposition (including pursuant to Section 363 of the Bankruptcy Code), (A) the Administrative Agent, as agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale, to use and apply all or any portion of the Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such sale or other Disposition and (B) the Administrative Agent or any Lender may be the purchaser or licensor of all or any portion of such Collateral at any such Disposition;
(b)
no holder of any Secured Hedging Obligation or Banking Services Obligation in its respective capacity as such shall have any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under this Agreement;
(c)
each of the Lenders hereby irrevocably authorizes (and by entering into a Hedge Agreement with respect to any Secured Hedging Obligation and/or by entering into documentation in connection with any Banking Services Obligation, each of the other Secured Parties hereby authorizes and shall be deemed to authorize) the Administrative Agent, on behalf of all Secured Parties to take any of the following actions upon the instruction of the Required Lenders:
(i)
consent to the Disposition of all or any portion of the Collateral free and clear of the Liens securing the Secured Obligations in connection with any Disposition pursuant to the applicable provisions of the Bankruptcy Code, including Section 363 thereof;
(ii)
credit bid all or any portion of the Secured Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any Disposition of all or any portion of the Collateral pursuant to the applicable provisions of the Bankruptcy Code, including under Section 363 thereof;
(iii)
credit bid all or any portion of the Secured Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any Disposition of all or any portion of the Collateral pursuant to the applicable provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC;

~~WEIL\101313475\1\63232.0014~~

(iv)
credit bid all or any portion of the Secured Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any foreclosure or other Disposition conducted in accordance with Requirements of Law following the occurrence of an Event of Default, including by power of sale, judicial action or otherwise; and/or
(v)
estimate the amount of any contingent or unliquidated Secured Obligation of such Lender or other Secured Party;

it being understood that no Lender shall be required to fund any amount in connection with any purchase of all or any portion of the Collateral by the Administrative Agent pursuant to Sections 8.04(c)(ii), (iii) or (iv) without its prior written consent.

(d)
Each Secured Party agrees that the Administrative Agent is under no obligation to credit bid any part of the Secured Obligations or to purchase or retain or acquire any portion of the Collateral; provided that, in connection with any credit bid or purchase described under Sections 8.04(c)(ii), (iii) or (iv), the Secured Obligations owed to all of the Secured Parties (other than with respect to contingent or unliquidated liabilities as set forth in the next succeeding paragraph) may be, and shall be, credit bid by the Administrative Agent on a ratable basis.
(e)
With respect to each contingent or unliquidated claim that is a Secured Obligation, the Administrative Agent is hereby authorized, but is not required, to estimate the amount thereof for purposes of any credit bid or purchase described above so long as the estimation of the amount or liquidation of such claim would not unduly delay the ability of the Administrative Agent to credit bid the Secured Obligations or purchase the Collateral in the relevant Disposition. In the event that the Administrative Agent, in its sole and absolute discretion, elects not to estimate any such contingent or unliquidated claim or any such claim cannot be estimated without unduly delaying the ability of the Administrative Agent to consummate any credit bid or purchase in accordance with the second preceding paragraph, then any contingent or unliquidated claims not so estimated shall be disregarded, shall not be credit bid, and shall not be entitled to any interest in the portion or the entirety of the Collateral purchased by means of such credit bid.
(f)
Each Secured Party whose Secured Obligations are credit bid under Sections 8.04(c)(ii), (iii) or (iv) shall be entitled to receive interests in the Collateral or any other asset acquired in connection with such credit bid (or in the Capital Stock of the acquisition vehicle or vehicles that are used to consummate such acquisition) on a ratable basis in accordance with the percentage obtained by dividing (x) the amount of the Secured Obligations of such Secured Party that were credit bid in such credit bid or other Disposition, by (y) the aggregate amount of all Secured Obligations that were credit bid in such credit bid or other Disposition.
(g)
In addition, in case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, each Secured Party agrees that the Administrative Agent (irrespective of whether the principal of any Loan or LC Exposure is then due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(i)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans or LC Exposure and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts to the extent due to the Lenders and the Administrative Agent under Sections 2.12 and 9.03) allowed in such judicial proceeding; and

~~WEIL\101313475\1\63232.0014~~

(ii)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same.
(h)
Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent consents to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amount due to the Administrative Agent under Sections 2.12 and 9.03.
(i)
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or any Issuing Bank in any such proceeding.

Section 8.05. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) that it believes to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the applicable Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent has received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 8.06. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it (other than any Disqualified Institution). The Administrative Agent and any such sub-agent may perform any and all of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent.

Section 8.07. Successor Administrative Agent.

(a)
The Administrative Agent may resign at any time by giving 30 days’ prior written notice to the Lenders, the Issuing Banks and the Parent Borrower; provided that if no successor agent is appointed in accordance with the terms set forth below within such 30-day period, the Administrative Agent’s resignation shall not be effective until the earlier to occur of (i) the date of the appointment of the successor agent (and acceptance thereof by such successor agent) and (ii) the date that is specified in such notice (which shall be no earlier than 30 days after the date thereof) (or such later date as the resigning Administrative Agent may agree). If the Administrative Agent is a Defaulting Lender or an Affiliate of a Defaulting Lender, either the Required Lenders or the Parent Borrower may, upon ten days’ notice, remove the Administrative Agent; provided that if no successor agent is appointed in accordance with the terms set forth below within such 30-day period, the Administrative Agent’s removal shall, at the option of the Borrower Representative, not be effective until the earlier to occur of (A) the date of the appointment of the successor agent or (B) the date that is 20 days after the last day of such 30-day period (or such later date as the Parent Borrower may agree). Upon receipt of any such notice of resignation or delivery of any such notice of removal, the Required Lenders shall have the right, with

~~WEIL\101313475\1\63232.0014~~

the consent of the Parent Borrower (not to be unreasonably withheld or delayed), to appoint a successor Administrative Agent which shall be a commercial bank, trust company or other Person reasonably acceptable to the Parent Borrower, in each case, with offices in the US having combined capital and surplus in excess of $1,000,000,000; provided that during the existence of an Event of Default under Section 7.01(a) or, with respect to the Parent Borrower, Sections 7.01(f) or 7.01(g), no consent of the Parent Borrower shall be required.
(b)
If no successor has been appointed as provided above and accepted such appointment within 30 days after the resigning Administrative Agent gives notice of its resignation or the Administrative Agent receives notice of removal (or such later date as the resigning Administrative Agent may agree), then (i) in the case of a resignation, the resigning Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent meeting the qualifications set forth above (including, for the avoidance of doubt, the consent of the Parent Borrower) or (ii) in the case of a removal, the Parent Borrower may, after consulting with the Required Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that (A) in the case of a resignation, if the Administrative Agent notifies the Parent Borrower, and the Lenders and the Issuing Banks that no qualifying Person has accepted such appointment or (B) in the case of a removal, the Parent Borrower notifies the Required Lenders that no qualifying Person has accepted such appointment, then, in each case, such resignation or removal shall nonetheless become effective in accordance with the provisos to the first two sentences in Section 8.07(a), as applicable (unless the retiring Administrative Agent has agreed in its sole discretion to extend the effectiveness of its resignation) and (1) the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent in its capacity as collateral agent for the Secured Parties for purposes of maintaining the perfection of the Lien on the Collateral securing the Secured Obligations, the resigning Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations required to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuing Bank directly (and each Lender and each Issuing Bank will cooperate with the Parent Borrower to enable the Parent Borrower to take such actions), until such time as the Required Lenders or the Parent Borrower, as applicable, appoint a successor Administrative Agent, as provided above in this Article 8.
(c)
Upon the acceptance of its appointment as Administrative Agent hereunder as a successor Administrative Agent, the successor Administrative Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent (other than any right to indemnity payments owed to the resigning Administrative Agent), and the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as expressly provided above in this Section 8.07) (other than its obligations under Section 9.13 hereof).
(d)
The fees payable by the Borrowers to any successor Administrative Agent shall not be greater than those payable to its predecessor unless otherwise expressly agreed in writing between the Parent Borrower and such successor Administrative Agent.
(e)
After the Administrative Agent’s resignation or removal hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such resigning or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any action taken or omitted to be taken by any of them while the relevant Person was acting as Administrative Agent (including for this purpose holding any collateral security following the resignation or removal of the Administrative Agent).
(f)
Notwithstanding anything to the contrary herein, no Disqualified Institution (nor any Affiliate thereof) may be appointed as a successor Administrative Agent.

~~WEIL\101313475\1\63232.0014~~

Section 8.08. Non-Reliance on Administrative Agent. Each Lender and each Issuing Bank expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Parent Borrower or any other Loan Party, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender and each Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent, the Arrangers, the Amendment No. 1 Lead Arrangers or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their respective Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder. Except for notices, reports and other documents expressly required to be furnished to the Lenders and the Issuing Banks by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender or any Issuing Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of the Administrative Agent or any of its Related Parties.

Each Lender and each Issuing Bank acknowledges that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is entering into this Agreement as a Lender or Issuing Bank, as applicable, for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing. Each Lender and each Issuing Bank acknowledges that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.

Notwithstanding anything to the contrary herein, neither the Arrangers ~~shall not~~nor the Amendment No. 1 Lead Arrangers shall have any right, power, obligation, liability, responsibility or duty under this Agreement, except in their respective capacities as the Administrative Agent, an Issuing Bank or a Lender hereunder, as applicable.

Section 8.09. Collateral and Guaranty Matters. Each Lender and each other Secured Party irrevocably authorizes and instructs the Administrative Agent to, and the Administrative Agent shall:

(a)
release (or evidence the release of) any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon the occurrence of the Termination Date, (ii) that is sold or otherwise Disposed of (or to be sold or otherwise Disposed of) as part of or in connection with any Disposition permitted under (or not restricted by) the Loan Documents (subject to the last paragraph of Section 6.07), (iii) that does not constitute (or ceases to constitute) Collateral (and/or otherwise becomes an Excluded Asset), (iv) if the property subject to such Lien is owned by a Subsidiary Guarantor, upon the release of such Subsidiary Guarantor from its Loan Guaranty otherwise in accordance with the Loan Documents, (v) as required under clause (d) below, (vi) pursuant to the provisions of any applicable Loan Document or (vii) if approved, authorized or ratified in writing by the Required Lenders in accordance with Section 9.02;
(b)
subject to Section 9.22, release (or evidence the release of) (x) any Subsidiary Guarantor from its obligations under the Loan Guaranty (i) if such Person ceases to be a Restricted Subsidiary (or is or becomes an Excluded Subsidiary as a result of a single transaction or series of related transactions not prohibited hereunder), (ii) on the Termination Date or (iii) in the case of any Discretionary Guarantor, at the election of the

~~WEIL\101313475\1\63232.0014~~

Borrower Representative, upon notice from the Borrower Representative to the Administrative Agent at any time; provided that if any Subsidiary Guarantor ceases to constitute a Wholly-Owned Subsidiary of the Parent Borrower, such Subsidiary Guarantor shall not be released from its Loan Guaranty unless (A) such Subsidiary Guarantor is no longer a direct or indirect subsidiary of any Borrower, (B) after giving pro forma effect to such release and the consummation of the relevant transaction, the Parent Borrower is deemed to have made a new Investment in such Person (as if such Person was then newly acquired) and such Investment is not otherwise prohibited by the Loan Documents or (C) such Disposition is a good faith Disposition to a bona fide unaffiliated third party for fair market value and for a bona fide business purpose (in each case, as determined by the Borrower Representative in good faith); it being understood that this proviso shall not limit the release of any Subsidiary Guarantor that otherwise constitutes an Excluded Subsidiary for any reason other than not constituting a Wholly-Owned Subsidiary of the Parent Borrower (this proviso, the “Specified Guarantor Release Provision”) or (y) Holdings from its obligations under the Loan Guaranty and/or any other Loan Document upon the consummation of any Specified Public Company Transaction;
(c)
subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Sections 6.02(c), 6.02(d), 6.02(e), 6.02(g)(i), 6.02(l), 6.02(m), 6.02(n), 6.02(o), 6.02(q), 6.02(r), 6.02(s), 6.02(t) (to the extent the relevant Lien is of the type to which the Lien of the Administrative Agent is otherwise required to be subordinated under this clause (c) pursuant to any of the other exceptions to Section 6.02 that are expressly included in this clause (c)), 6.02(u) (to the extent the relevant Lien is of the type to which the Lien of the Administrative Agent is otherwise required to be subordinated under this clause (c) pursuant to any of the other exceptions to Section 6.02 that are expressly included in this clause (c)), 6.02(x), 6.02(y), 6.02(z)(i), 6.02(bb), 6.02(cc), 6.02(dd) (in the case of clause (ii) thereof, to the extent the relevant Lien covers cash collateral posted to secure the relevant obligation), 6.02(ee), 6.02(ff), 6.02(gg), 6.02(hh), 6.02(ii) (to the extent the relevant Lien is of the type to which the Lien of the Administrative Agent is otherwise required to be subordinated under this clause (c) pursuant to any of the other exceptions to Section 6.02 that are expressly included in this clause (c)), 6.02(kk) and/or 6.02(mm) (and, in each case, any Lien securing any Refinancing Indebtedness in respect of any thereof to the extent such Refinancing Indebtedness is permitted to be secured under Section 6.02(k));
(d)
enter into subordination, intercreditor, collateral trust and/or similar agreements, including any Intercreditor Agreement and/or any amendment to any Intercreditor Agreement, with respect to any Indebtedness that is (i) required or permitted to be subordinated hereunder and/or (ii) secured by Liens, and with respect to which Indebtedness this Agreement contemplates an intercreditor, subordination, collateral trust or similar agreement, with each of the Lenders and the other Secured Parties irrevocably agreeing to the treatment of the Lien on the Collateral securing the Secured Obligations as set forth in any such agreement and that it will be bound by and will take no action contrary to the provisions of any such agreement; and
(e)
execute and/or deliver, as applicable, any amendment to any UCC financing statement and/or any other document evidencing the security interest granted pursuant to the Collateral Documents to indicate that Excluded Assets and/or other assets that do not constitute Collateral are not subject to the security interest granted pursuant to the Collateral Documents.

Upon the request of the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Loan Party from its obligations under the Loan Guaranty or its Lien on any Collateral pursuant to this Article 8. In each case as specified in this Article 8, the Administrative Agent will (and each Lender and each Issuing Bank hereby authorize the Administrative Agent to), at the Applicable Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral

~~WEIL\101313475\1\63232.0014~~

Documents, to subordinate its interest therein, or to release such Loan Party from its obligations under the Loan Guaranty, in each case in accordance with the terms of the Loan Documents and this Article 8.

Notwithstanding anything to the contrary in this Section 8.09 or in any other provision of any Loan Document, each Lender and each other Secured Party hereby authorizes the Administrative Agent to execute and deliver any instrument, document, consent, acknowledgment and/or agreement necessary or desirable to evidence, effectuate or confirm the release of any Subsidiary Guarantor or Collateral or the subordination of any Lien pursuant to the provisions of this Section 8.09.

It is understood and agreed that, notwithstanding anything to the contrary herein, in any other Loan Document and/or in the documentation governing any Hedge Agreement and/or any agreement governing Banking Services, (a) unless otherwise agreed to by the Borrower Representative and any applicable counterparty to any agreement governing any Secured Hedging Obligation and/or any Banking Service, the obligations of Holdings, the Parent Borrower or any subsidiary under any such agreement shall be secured and guaranteed pursuant to the Collateral Documents and the Loan Guaranty only to the extent that, and for so long as, the Obligations are so secured and guaranteed and (b) any release of any Lien on any Collateral and/or any Loan Guarantor effected in a manner permitted by this Agreement and/or any other Loan Document shall not require the consent of any such counterparty.

Section 8.10. Intercreditor Agreements. The Administrative Agent is authorized by the Lenders and each other Secured Party to, and shall, enter into any Intercreditor Agreement and any other intercreditor, subordination, collateral trust or similar agreement contemplated hereby with respect to any (a) Indebtedness (i) that is (A) required or permitted hereunder to be subordinated in right of payment or with respect to security and/or (B) secured by any Lien and (ii) that contemplates an intercreditor, subordination, collateral trust or similar agreement and/or (b) Secured Hedging Obligations and/or Banking Services Obligations, whether or not constituting Indebtedness (any such other intercreditor, subordination, collateral trust and/or similar agreement an “Additional Agreement”), and the Secured Parties party hereto acknowledge that any Intercreditor Agreement and any other Additional Agreement is binding upon them. Each Lender and each other Secured Party hereby (a) agrees that it will be bound by, and will not take any action contrary to, the provisions of any Intercreditor Agreement or any other Additional Agreement and (b) authorizes and instructs the Administrative Agent to enter into any Intercreditor Agreement and/or any other Additional Agreement and to subject the Liens on the Collateral securing the Secured Obligations to the provisions thereof. The foregoing provisions are intended as an inducement to the Secured Parties to extend credit to the Borrowers, and the Secured Parties are intended third-party beneficiaries of such provisions and the provisions of any Intercreditor Agreement and/or any other Additional Agreement.

Section 8.11. Indemnification of Administrative Agent. To the extent that the Administrative Agent (or any Affiliate thereof) is not reimbursed and indemnified by the Borrower in accordance with and to the extent required by Section 9.03(b), the Lenders will reimburse and indemnify the Administrative Agent (and any Affiliate thereof) in proportion to their respective Applicable Percentages (determined as if there were no Defaulting Lenders) for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent (or any Affiliate thereof) in performing its duties hereunder or under any other Loan Document or in any way relating to or arising out of this Agreement or any other Loan Document.

Neither ~~T~~the Arrangers nor the Amendment No. 1 Lead Arrangers shall have ~~no~~any duties or responsibilities hereunder in their respective capacities as such.

Section 8.12. ERISA Representation of the Lenders.

(a)
Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person

~~WEIL\101313475\1\63232.0014~~

ceases being a Lender party hereto, for the benefit of the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Parent Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)
such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii)
the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)
(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)
such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)
In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Parent Borrower or any other Loan Party, that none of the Administrative Agent nor any Arranger nor any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).

ARTICLE 9

MISCELLANEOUS

Section 9.01. Notices.

(a)
Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 9.01(b)), all notices and other communications provided for herein shall be in

~~WEIL\101313475\1\63232.0014~~

writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email, as follows:
(i)
if to any Loan Party, to such Loan Party in the care of the Parent Borrower at:

Forgent ~~Intermediate IV~~Power LLC
5701 Smithway Street
Commerce, CA 99040
Attention: Ryan Fiedler
Email: ryan.fiedler@forgentpower.com

with copies to (which shall not constitute notice to any Loan Party):

Neos Partners, LP
12400 High Bluff Drive, Suite 650
San Diego, CA 92130
Attention: Frank Cannova and Serge Gofer
Email: Frank.Cannova@neospartners.com and Serge.Gofer@neospartners.com with copies to (which shall not constitute notice to any Loan Party):

Weil, Gotshal & Manges LLP
201 Redwood Shores Parkway
Redwood Shores, CA 94065
Attention: Justina Chen
Email: Justina.Chen@weil.com

(ii)
if to the Administrative Agent, at:

Jefferies Finance LLC
520 Madison Avenue
New York, New York 10022
Attention: Account Manager - Forgent
Email: JFIN.Admin@jefferies.com

with copies to (which shall not constitute notice to the Administrative Agent):

Latham & Watkins LLP
300 Colorado St., Suite 2400
Austin, TX 78701
Attention: Michael Chambers
Email: Michael.Chambers@lw.com

(iii)
if to any Issuing Bank or the Swingline Lender, to it at the address separately provided to the Borrower Representative; and
(iv)
if to any Lender, to it at its physical address or email address set forth in its Administrative Questionnaire.

All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof or three Business Days after dispatch if sent by certified or registered mail, in each case, delivered, sent or mailed (properly addressed) to the relevant party as provided in this Section 9.01

~~WEIL\101313475\1\63232.0014~~

or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01 or (B) sent by facsimile shall be deemed to have been given when sent and when receipt has been confirmed by telephone; provided that notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, such notices or other communications shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in Section 9.01(b) shall be effective as provided in Section 9.01(b).

(b)
Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and Internet or intranet websites) pursuant to procedures set forth herein or otherwise approved by the Administrative Agent. The Administrative Agent or the Borrower Representative (on behalf of any Loan Party) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures set forth herein or otherwise approved by it; provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that any such notice or communication not given during the normal business hours of the recipient shall be deemed to have been given at the opening of business on the next Business Day for the recipient or (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (b)(i) of notification that such notice or communication is available and identifying the website address therefor.
(c)
Any party hereto may change its address or facsimile number or other notice information hereunder by notice to the other parties hereto; it being understood and agreed that the Parent Borrower (or the Borrower Representative) may provide any such notice to the Administrative Agent as recipient on behalf of itself, the Swingline Lender, each Issuing Bank and each Lender.
(d)
The Borrowers hereby acknowledge that (i) the Administrative Agent will make available to the Lenders and the Issuing Banks materials and/or information provided by, or on behalf of, the Parent Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on the Platform and (ii) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material nonpublic information within the meaning of the United States federal securities laws with respect to the Parent Borrower or its securities) (each, a “Public Lender”). At the request of the Administrative Agent, the Borrowers and, for purposes of clause (iii) below, the Administrative Agent, hereby agrees that (i) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC”, (ii) by marking Borrower Materials “PUBLIC”, the Borrowers shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as information of a type that (A) would customarily be made publicly available, as determined in good faith by the Borrower Representative, if the Parent Borrower were to become a public reporting company or (B) would not be material with respect to the Parent Borrower, its subsidiaries, any of their respective securities or the Transactions, as determined in good faith by the Borrower Representative, for purposes of the United States federal securities laws and (iii) the Administrative Agent shall be required to treat Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor.” Notwithstanding the foregoing, the following Borrower Materials shall be deemed to be marked “PUBLIC”, unless the Parent Borrower notifies the Administrative Agent promptly that any such document contains material nonpublic information (it being understood that the Parent Borrower shall have a reasonable opportunity to review the same prior to distribution and comply with SEC or other applicable disclosure obligations): (1) the Loan Documents, (2) any amendment to any Loan Document and/or (3) any information delivered pursuant to Section 5.01(a) or 5.01(b).

Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s

~~WEIL\101313475\1\63232.0014~~

compliance procedures and Requirements of Law, including United States federal and state securities laws, to make reference to communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Parent Borrower or its securities for purposes of United States Federal or state securities laws.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS ON, OR THE ADEQUACY OF, THE PLATFORM, AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN ANY SUCH COMMUNICATION. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES HAVE ANY LIABILITY TO ANY OTHER PARTY HERETO OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES, CLAIMS, LIABILITIES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE PLATFORM, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON OR ANY RELATED PARTY THEREOF IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR MATERIAL BREACH OF THIS AGREEMENT.

Section 9.02. Waivers; Amendments.

(a)
No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof except as provided herein or in any Loan Document, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any party hereto therefrom shall in any event be effective unless the same is permitted by this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given. Without limiting the generality of the foregoing, to the extent permitted by applicable Requirements of Law, neither the making of any Loan nor the issuance of any Letter of Credit shall be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time.
(b)
Except as expressly provided in this Section 9.02 or otherwise in this Agreement or the applicable Loan Document, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified, except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Parent Borrower and the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) or (ii) in the case of any other Loan Document (other than any waiver, amendment or modification to effectuate any modification thereto expressly contemplated by the terms of such other Loan Document), pursuant to an agreement or agreements in writing entered into by the

~~WEIL\101313475\1\63232.0014~~

Administrative Agent and each Loan Party that is party thereto, with the consent of the Required Lenders; provided that, notwithstanding the foregoing:
(A)
the consent of each Lender directly and adversely affected thereby (but not the consent of the Required Lenders) shall be required for any waiver, amendment or modification that:
(1)
increases the Commitment of such Lender (other than with respect to any Incremental Facility in respect of which such Lender has agreed to be an Incremental Lender); it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant, Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall constitute an increase of any Commitment of such Lender;
(2)
reduces the principal amount of any Loan owed to such Lender or any amount due to such Lender on any Loan Installment Date; it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant, Default, Event of Default mandatory prepayment or mandatory reduction of the Loans or other amounts shall constitute a reduction in the principal amount or any other amount due to any Lender;
(3)
(x) extends the scheduled final maturity of any Loan or (y) postpones any Loan Installment Date or any Interest Payment Date with respect to any Loan held by such Lender or the date of any scheduled payment of any fee or premium payable to such Lender hereunder (in each case, other than any extension for administrative reasons agreed by the Administrative Agent); it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant, Default, Event of Default mandatory prepayment or mandatory reduction of the Loans or other amounts shall constitute such an extension or postponement.
(4)
reduces the rate of interest (other than to waive any Default or Event of Default or any obligation of any Borrower to pay interest to such Lender at the default rate of interest under Section 2.13(d), which shall only require the consent of the Required Lenders) or the amount of any fee or premium owed to such Lender; it being understood that no change in the definition of “First Lien Net Leverage Ratio” or any other ratio used in the calculation of any interest, fee or premium due hereunder (including any component definition thereof) shall constitute a reduction in any rate of interest or fee hereunder;
(5)
extends the expiry date of such Lender’s Commitment; it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant, Default, Event of Default, mandatory prepayment or mandatory reduction of any Commitment shall constitute an extension of any Commitment of any Lender;
(6)
waives, amends or modifies the provisions of Sections 2.18(a), 2.18(b) or 2.18(c) of this Agreement, in each case in a manner that would by its terms alter the pro rata sharing or application of payments required thereby (except in connection with any transaction permitted under Sections 2.22, 2.23, 9.02(c) and/or 9.05(g) or as otherwise provided in this Section 9.02 or otherwise in this Agreement, in each case, as in effect on the Closing Date); and/or

~~WEIL\101313475\1\63232.0014~~

(7)
(x) subordinates the Lien on all or substantially all (as determined by the Borrower Representative in good faith) of the Collateral securing the Secured Obligations to any other Indebtedness for borrowed money or (y) contractually subordinates the Obligations in right of payment to any other debt for borrowed money, in each case of clauses (x) and (y), other than in connection with (I) any Acceptable Debtor-In-Possession Financing, (II) the implementation of an “asset based” revolving credit facility or similar financing and/or (III) any other financing, in the case of this clause (III), with respect to which each Lender is offered a bona fide opportunity to provide its pro rata share of such financing (which opportunity must be outstanding for a period of at least ten Business Days) on the same terms as the other lenders thereunder (other than any bona fide backstop fee, arrangement fee and/or restructuring fee and/or reimbursement of fees and expenses in connection with the negotiation of the relevant transaction);
(B)
no such agreement shall:
(1)
change (x) any of the provisions of Section 9.02(a) or Section 9.02(b) or the definition of “Required Lenders”, in each case to reduce any voting percentage required to waive, amend or modify any right thereunder or make any determination or grant any consent thereunder, without the prior written consent of each Lender or (y) the definition of “Required Revolving Lenders” to reduce any voting percentage required to waive, amend or modify any right thereunder or make any determination or grant any consent thereunder, without the prior written consent of each Revolving Lender (it being understood that neither the consent of the Required Lenders nor the consent of any other Lender (other than each Revolving Lender) shall be required in connection with any change to the definition of “Required Revolving Lenders”);
(2)
release all or substantially all of the Collateral from the Lien granted pursuant to the Collateral Documents (except as otherwise permitted herein or in the other Loan Documents, including pursuant to Article 8 or Section 9.22), without the prior written consent of each Lender; or
(3)
release all or substantially all of the value of the Guarantees under the Loan Guaranty (except as otherwise permitted herein or in the other Loan Documents, including pursuant to Article 8 or Section 9.22 hereof), without the prior written consent of each Lender;
(C)
solely with the consent of the Required Revolving Lenders (but without the consent of the Required Lenders or any other Lender), any such agreement may (1) waive, amend or modify Section 6.10 (or the definition of “First Lien Net Leverage Ratio” or any component definition thereof or any other component defined term used in Section 6.10, including the definition of “Revolving Facility Test Condition”, in each case, as any such definition is used solely for purposes of Section 6.10) (other than, in the case of Section 6.10(a), for purposes of determining compliance with such Section as a condition to taking any action under this Agreement), (2) waive, amend or modify any condition precedent set forth in Section 4.02 as it pertains to any Revolving Loan and/or Letter of Credit, (3) waive or forbear from taking any action with respect to any Default or Event of Default subject to the Standstill, including any RCF R&W Bringdown Event of Default, (4) waive, amend or modify any provision of Article 3 (as Article 3 pertains to any condition precedent set forth in Section 4.02) and/or (5) rescind any exercise of remedies with respect to any Event of Default subject to the Standstill; it being understood in each case that the consent of any other Lender shall not be required in connection with the taking of any such action; and

~~WEIL\101313475\1\63232.0014~~

(D)
solely with the consent of the relevant Issuing Bank and, in each case of clause (1), the Administrative Agent, any such agreement may (1) increase or decrease the Letter of Credit Sublimit, (2) waive, amend or modify any condition precedent set forth in Section 4.02 hereof as it pertains to the issuance of any Letter of Credit or (3) amend or modify the provisions of Section 2.05 or any letter of credit application and any bilateral agreement between the Applicable Borrower and any Issuing Bank regarding such Issuing Bank’s LC Exposure or the respective rights and obligations of the Applicable Borrower and such Issuing Bank in connection with the issuance of Letters of Credit;
(E)
(1) solely with the consent of the Swingline Lender and the Administrative Agent, any such agreement may increase or decrease the maximum amount of Swingline Loans permitted under Section 2.04 and (2) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as the case may be.
(F)
Term Lenders of any Class holding more than 50% of the Term Loans of such Class then-outstanding entitled to sharing of any mandatory prepayment under Section 2.11(b)(i) or Section 2.11(b)(ii) (calculated on an aggregate basis), but not the Required Lenders or any other Lender, shall be entitled to amend, waive or modify the terms applicable to such mandatory prepayment with respect to such Class.
(c)
Notwithstanding the foregoing, this Agreement may be amended:
(i)
with the written consent of the Parent Borrower and the Lenders providing the relevant Replacement Term Loans to permit the refinancing or replacement of all or any portion of the outstanding Term Loans under any Class (any such loans being refinanced or replaced, the “Replaced Term Loans”) with one or more replacement term loans hereunder (“Replacement Term Loans”) pursuant to a Refinancing Amendment; provided that:
(A)
the aggregate principal amount of any Class of Replacement Term Loans shall not exceed the aggregate principal amount of the relevant Replaced Term Loans (plus (1) any additional amount permitted to be incurred under Section 6.01 and, to the extent any such additional amount is secured, so long as the related Lien is permitted under Section 6.02, plus (2) the amount of any accrued interest, fee, expense, penalty and/or premium (including any tender premium) on the relevant Replaced Term Loans and/or any committed but undrawn amount plus (3) any underwriting discount, fee and/or initial yield payment (including any upfront fee, original issue discount and/or initial yield payment, commission and/or expense) associated with the relevant Replacement Term Loan);
(B)
any Class of Replacement Term Loans (other than Inside Maturity Amount Indebtedness) must have a final maturity date that is equal to or later than the final maturity date of, and have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the applicable Replaced Term Loans at the time of the relevant refinancing;
(C)
any Class of Replacement Term Loans may be pari passu with or junior to any then-existing Class of Term Loans in right of payment and may be pari passu with or junior to such Class of Term Loans with respect to the Collateral or unsecured; provided that (1) any Class of Replacement Term Loans that is junior to any then-existing Class of Term Loan in right of payment or security shall be subject to an Intercreditor Agreement and may be, at the option of the Administrative Agent and the Borrower Representative, documented in a separate

~~WEIL\101313475\1\63232.0014~~

agreement or agreements, and (2) no such Lien securing any Replacement Term Loan shall be senior in priority as compared to the Lien securing the Replaced Term Loan;
(D)
other than with respect to Designated Alternative Security Indebtedness, any Class of Replacement Term Loans that is secured may not be secured by any asset of the Parent Borrower and/or any Restricted Subsidiary other than the Collateral;
(E)
other than with respect to Designated Alternative Security Indebtedness, any Class of Replacement Term Loans that is guaranteed may not be guaranteed by any Restricted Subsidiary other than one or more Loan Parties;
(F)
any Class of Replacement Term Loans that is pari passu with the ~~Initial~~Amendment No. 1 Refinancing Term Loans in right of payment and security may participate (A) in any voluntary prepayment of Term Loans as set forth in Section 2.11(a)(i) and (B) in any mandatory prepayment of Term Loans as set forth in Section 2.11(b)(vi);
(G)
any Class of Replacement Term Loans may have pricing (including “MFN” or other pricing terms), interest, fees, rate margins, rate floors, premiums (including prepayment premiums), funding discounts, subject to the preceding clause (F), optional prepayment and redemption terms and, subject to the preceding clause (B), an amortization schedule, as the Parent Borrower and the lenders providing such Class of Replacement Term Loans may agree;
(H)
the other terms of any Class of Replacement Term Loans (except as set forth above) shall be reasonably satisfactory to the Administrative Agent; provided that any such terms shall be deemed to be satisfactory to the Administrative Agent so long as any such terms (1) that are not substantially consistent with those applicable to the relevant Replaced Term Loans are applicable after the latest Maturity Date of such Class of Replaced Term Loans (in each case, as of the date of incurrence of such Class of Replacement Term Loans), (2) are substantially identical to, or (taken as a whole) not more favorable (as determined by the Borrower Representative in good faith) to the lenders providing such Class of Replacement Term Loans than those applicable to the relevant Replaced Term Loans (other than such terms to which clause (1) is applicable) or (3) reflect then-current market terms (as determined by the Borrower Representative in good faith at the time the definitive documentation with respect thereto is finalized) for the applicable type of Indebtedness or (4) if more favorable to the lenders or the agent of such Replacement Term Loans than those contained in the Loan Documents, are then conformed (or added) to the Loan Documents pursuant to the applicable Refinancing Amendment; provided that any Replacement Term Loan that constitutes a Customary Term A Loan may include one or more financial covenants that do not apply for the benefit of any Lender that does not hold such Customary Term A Loan; and
(ii)
with the written consent of the Parent Borrower and the Lenders providing the relevant Revolver Replacement Facility, to permit the refinancing or replacement of all or any portion of any Revolving Credit Commitment of any Class (any such Revolving Credit Commitment being refinanced or replaced, a “Replaced Revolving Facility”) with a replacement revolving facility and/or replacement term loans hereunder (a “Revolver Replacement Facility”) pursuant to a Refinancing Amendment; provided that:
(A)
the aggregate maximum amount of any Revolver Replacement Facility shall not exceed the aggregate maximum amount of the commitments in respect of the relevant Replaced Revolving Facility plus (x) any additional amount permitted to be incurred under Section 6.01 and, to the extent any such additional amount is secured, so long as the related Lien is permitted under Section 6.02 and (y) the amount of accrued interest, penalties and premium thereon, any committed but undrawn amounts and underwriting discounts, fees

~~WEIL\101313475\1\63232.0014~~

(including upfront fees, original issue discount or initial yield payments, commissions and expenses associated therewith and/or any underwriting discount, fees and/or initial yield payment associated with the applicable Revolver Replacement Facility);
(B)
no Revolver Replacement Facility may have a final maturity date (or require commitment reductions) prior to the final maturity date of the relevant Replaced Revolving Facility at the time of such refinancing;
(C)
any Revolver Replacement Facility may be pari passu with or junior to any then-existing Revolving Credit Commitment in right of payment and pari passu with or junior to any then-existing Revolving Credit Commitment with respect to the Collateral or may be unsecured; provided that any Revolver Replacement Facility that is junior to the then-existing Revolving Credit Commitments in right of payment or security shall be subject to an Intercreditor Agreement;
(D)
any Revolver Replacement Facility that is secured may not be secured by any asset of the Parent Borrower and/or any Restricted Subsidiary other than the Collateral;
(E)
any Revolver Replacement Facility that is guaranteed may not be guaranteed by any Restricted Subsidiary other than one or more Loan Parties;
(F)
(1) if the relevant Revolver Replacement Facility is a revolving facility, such Revolver Replacement Facility may provide for the borrowing and repayment (except for (x) payments of interest and fees at different rates on the Revolving Facilities (and related outstandings), (y) repayments required on the Maturity Date of any Revolver Replacement Facility and (z) repayments made in connection with a permanent repayment and termination of the Revolving Credit Commitments under any Revolving Facility (subject to clause (3) below)) of Revolving Loans with respect to any Revolving Facility after the effective date of such Revolver Replacement Facility on a pro rata basis or less than pro rata basis with all other Revolving Facilities, (2) if the relevant Revolver Replacement Facility is a revolving facility, all Letters of Credit shall be participated on a pro rata basis by all Revolving Lenders and (3) if the relevant Revolver Replacement Facility is a revolving facility, any permanent repayment of Revolving Loans with respect to, and reduction and termination of Revolving Credit Commitments under, any Revolver Replacement Facility after the effective date of such Revolver Replacement Facility shall be made on a pro rata basis or less than pro rata basis with all other Revolving Facilities, or, to the extent such Revolver Replacement Facility is terminated in full and refinanced or replaced with another Revolver Replacement Facility or Replacement Debt a greater than pro rata basis;
(G)
any Revolver Replacement Facility may have pricing (including “MFN” or other pricing terms), interest, fees, rate margins, rate floors, premiums (including prepayment premiums), funding discounts, and, subject to the preceding clause (F), optional prepayment and redemption terms as the Parent Borrower and the lenders providing such Revolver Replacement Facility may agree;
(H)
the other terms of any Revolver Replacement Facility (excluding as set forth above) shall be substantially consistent with the Replaced Revolving Facility (or any other then-existing Revolving Facility) or be reasonably satisfactory to the Administrative Agent; provided that such terms shall be deemed to be satisfactory to the Administrative Agent so long as any such terms (i) (1) that are not substantially consistent with those applicable to the relevant Replaced Revolving Facility are applicable only after the latest Maturity Date of such Replaced Revolving Facility (in each case, as of the date of implementation of such Revolver Replacement Facility), (2) are substantially identical to, or (taken as a whole) not more

~~WEIL\101313475\1\63232.0014~~

favorable (as determined by the Borrower Representative in good faith) to the lenders providing such Revolver Replacement Facility than those applicable to the relevant Replaced Revolving Facility (other than such terms to which clause (1) is applicable), (3) reflect then-current market terms (as determined by the Borrower Representative in good faith at the time the definitive documentation with respect thereto is finalized) for the applicable type of Indebtedness or are reasonably acceptable to the Administrative Agent or (4) are more favorable to the lenders or the agent of such Revolver Replacement Facility than those contained in the Loan Documents and are then conformed (or added) to the Loan Documents pursuant to the applicable Refinancing Amendment or (ii) in the case of a Revolver Replacement Facility that consists of replacement term loans, are consistent with the provisions of Section 9.02(c)(i)(H);
(I)
the commitments in respect of the relevant Replaced Revolving Facility (or the relevant portion thereof) shall be terminated, and all loans outstanding in respect of such Replaced Revolving Facility and all accrued but unpaid interest and fees then due and payable in connection therewith shall be paid in full, in each case on the date any Revolver Replacement Facility is implemented; and
(J)
any Revolver Replacement Facility may be provided by any existing Lender and/or any other Eligible Assignee; provided that the Administrative Agent (and, in the case of any Revolver Replacement Facility that constitutes a revolving facility, any Issuing Bank) shall have a right to consent (such consent not to be unreasonably withheld, conditioned or delayed) to the relevant Person’s provision of a Revolver Replacement Facility if such consent would be required under Section 9.05(b) for an assignment of Loans to the relevant Person;

provided, further, that, in respect of each of Section 9.02(c)(i) and 9.02(c)(ii), any Non-Debt Fund Affiliate and/or any Debt Fund Affiliate shall be permitted without the consent of the Administrative Agent to provide any Class of Replacement Term Loans and/or any Revolver Replacement Facility in the form of a term loan, it being understood that in connection therewith, the relevant Non-Debt Fund Affiliate or Debt Fund Affiliate, as applicable, shall be subject to the restrictions applicable to such Person under Section 9.05.

Each party hereto hereby agrees that this Agreement may be amended pursuant to a Refinancing Amendment to the extent (but only to the extent) necessary to reflect the existence and terms of such Class of Replacement Term Loans or Revolver Replacement Facility, as applicable, incurred or implemented pursuant thereto (including any amendment necessary to treat the loans and commitments subject thereto as a separate “tranche” and “Class” of Loans and/or commitments hereunder). It is understood that any Lender approached to provide all or a portion of any Class of Replacement Term Loans or any Revolver Replacement Facility, may elect or decline, in its sole discretion, to provide such Class of Replacement Term Loans or such Revolver Replacement Facility.

(d)
Notwithstanding anything to the contrary contained in this Section 9.02 or any other provision of this Agreement or any provision of any other Loan Document:
(i)
the Parent Borrower and the Administrative Agent may, without the input or consent of any Lender, amend, supplement and/or waive this Agreement and/or any guaranty, collateral security agreement, pledge agreement and/or related document (if any) executed in connection with this Agreement to (A) comply with any Requirement of Law or the advice of counsel or (B) cause any such guaranty, collateral security agreement, pledge agreement or other document to be consistent with this Agreement and/or the relevant other Loan Documents;
(ii)
the Parent Borrower and the Administrative Agent may, without the input or consent of any other Lender (other than the relevant Lenders providing Loans under such Sections), effect

~~WEIL\101313475\1\63232.0014~~

amendments to this Agreement and the other Loan Documents as may be necessary or advisable in the reasonable opinion of the Parent Borrower and the Administrative Agent to;
(A)
effect the provisions of Sections 2.22, 2.23, 2.24, 5.12, 5.17, 5.18 and/or 9.02(c), or any other provision of this Agreement or any other Loan Document specifying that any waiver, amendment or modification may be made with the consent or approval of the Administrative Agent;
(B)
add terms (including representations and warranties, conditions, prepayments, covenants or events of default) that are favorable to the then-existing Lenders, as reasonably determined by the Administrative Agent and the Borrower Representative, including, in connection with the establishment of any Class of Term Loans that is intended to be fungible with any existing Class of Term Loans; it being understood that (1) any such amendment that results in an increase in pricing, the addition of, and/or increase in, any prepayment premium and/or the increase or reestablishment of amortization shall be deemed to be more favorable to the applicable Lenders and satisfactory to the Administrative Agent and (2) where applicable, any such amendment may be effectuated as part of an Incremental Facility Amendment, an Extension Amendment and/or a Refinancing Amendment; and/or
(C)
in connection with the establishment of any Revolving Facility and/or any tranche of Customary Term A Loans under this Agreement pursuant to any Incremental Facility Amendment and/or any Refinancing Amendment, incorporate a “financial maintenance covenant” that only applies for the benefit of the lenders in respect of such facility (but not any other Lender); it being understood that the Parent Borrower and the Administrative Agent are hereby authorized under this clause (ii)(C) to amend such provisions of this Agreement (including Section 6.10, Section 7.01 and this Section 9.02) as may be necessary to incorporate such financial maintenance covenant and ensure that only the Lenders in respect of such Revolving Facility or Customary Term A Loans, as applicable, have rights with respect thereto; it being understood for the avoidance of doubt that (1) any Revolving Facility may include one or more financial covenants that do not apply for the benefit of any Lender that does not hold any Revolving Credit Exposure in respect of such Revolving Facility and (2) any Replacement Term Loan that constitutes a Customary Term A Loan may include one or more financial covenants that do not apply for the benefit of any Lender that does not hold such Customary Term A Loan;
(iii)
if the Administrative Agent and the Parent Borrower have jointly identified any ambiguity, mistake, defect, inconsistency, obvious error or any error or omission of a technical nature or any necessary or desirable technical change, in each case, in any provision of any Loan Document, then the Administrative Agent and the Parent Borrower shall be permitted to amend such provision solely to address such matter as reasonably determined by them acting jointly,
(iv)
the Administrative Agent and the Parent Borrower may amend, restate, amend and restate or otherwise modify any Intercreditor Agreement and/or any other Additional Agreement as provided therein,
(v)
the Administrative Agent may amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.05, Commitment reductions or terminations pursuant to Section 2.09, implementations of Additional Commitments or incurrences of Additional Loans pursuant to Sections 2.22, 2.23 or 9.02(c) and reductions or terminations of any such Additional Commitments or Additional Loans,
(vi)
no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except as permitted pursuant to Section 2.21(b) and except that the

~~WEIL\101313475\1\63232.0014~~

Commitment of any Defaulting Lender may not be increased without the consent of such Defaulting Lender (it being understood that any Commitment or Loan held or deemed held by any Defaulting Lender shall be excluded from any vote hereunder that requires the consent of any Lender, except as expressly provided in Section 2.21(b)),
(vii)
this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Parent Borrower (i) to add one or more additional credit facilities to this Agreement and to permit any extension of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the relevant benefits of this Agreement and the other Loan Documents and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders on substantially the same basis as the Lenders prior to such inclusion,
(viii)
any amendment, waiver or modification of any term or provision that would otherwise require the consent of the Required Lenders but solely affects Lenders under one or more Classes and does not directly and adversely affect Lenders under one or more other Classes (including any waiver or modification of any condition to any extension of credit under any Class of Commitments, pricing or other modification) may be effected with the consent of Lenders owning more than 50% of the aggregate commitments or Loans of such directly affected Class in lieu of the consent of the Required Lenders,
(ix)
this Agreement may be amended in the manner prescribed in Section 2.14 and/or Section 2.05(i),
(x)
this Agreement may be amended in the manner prescribed in Sections 2.22(i) and 2.23(c); it being understood and agreed that any such amendment may (A) provide that with respect to the holders of any Class of Loans and/or Commitments that is structured as a “delayed draw” or similar facility, (1) any condition precedent to the funding of any Loan thereunder and (2) any Event of Default arising as a result of any inaccuracy of any representation and/or warranty (including any certification) made in connection with the satisfaction of any such condition precedent, in each case, may be waived, amended or modified solely with the consent of a majority of the holders of such Loans and/or Commitments (or such other percentage of such holders as may be required in the amendment implementing such Class of Loans and/or Commitments) (and without the consent of the Required Lenders or any other Lenders) and/or (B) in connection with any Class of Loans and/or Commitments the availability of which is subject to “certain funds” conditionality, (1) provide that the commitment in respect thereof may not be terminated in connection with any exercise of remedies hereunder prior to the date on which such commitment is funded and/or (2) restrict assignments of the commitments in respect thereof prior to the date on which such commitments are funded, and
(xi)
for the avoidance of doubt, any “MFN” provision, including Section 2.22(a)(v), may be amended solely with the consent of the Borrower Representative and the Required Lenders.
(e)
It is understood that:
(i)
notwithstanding anything to the contrary herein, in connection with any determination as to whether the Required Lenders or Required Revolving Lenders, as applicable, have (A) consented (or not consented) to any amendment or waiver of any provision of this Agreement or any other Loan Document or any departure by any Loan Party therefrom, (B) otherwise acted on any matter related to any Loan Document, or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, any Lender (other than (x) any Lender that is a Regulated Bank, (y) any Lender that is a Revolving Lender as of the Closing Date or (z) any Affiliate or Approved Fund of any Person described in the foregoing clauses (x) and/or (y)) that, as a result of its interest in any total return swap, total rate of return swap, credit default swap or other derivative contract (other than any such total return swap, total rate of return swap,

~~WEIL\101313475\1\63232.0014~~

credit default swap or other derivative contract entered into pursuant to bona fide market making activities), has a net short position with respect to the Loans and/or Commitments (each, a “Net Short Lender”) shall, unless the Borrower Representative otherwise elects (in its sole discretion), have no right to vote any of its Loans and Commitments and shall be deemed to have voted its interest as a Lender without discretion in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Net Short Lenders;
(ii)
for purposes of determining whether a Lender has a “net short position” on any date of determination: (i) derivative contracts with respect to the Loans and Commitments and such contracts that are the functional equivalent thereof shall be counted at the notional amount thereof in Dollars, (ii) notional amounts in other currencies shall be converted to the dollar equivalent thereof by such Lender in a commercially reasonable manner consistent with generally accepted financial practices and based on the prevailing conversion rate (determined on a mid-market basis) on the date of determination, (iii) derivative contracts in respect of an index that includes the Parent Borrower and/or any other Loan Party or any instrument issued or guaranteed by the Parent Borrower and/or any other Loan Party shall not be deemed to create a short position with respect to the Loans and/or Commitments, so long as (x) such index is not created, designed, administered or requested by such Lender and (y) the Parent Borrower and/or any other Loan Party and any instrument issued or guaranteed by the Parent Borrower and/or any other Loan Party, collectively, represent less than 5% of the components of such index, (iv) derivative transactions that are documented using either the 2014 ISDA Credit Derivatives Definitions or the 2003 ISDA Credit Derivatives Definitions (collectively, the “ISDA CDS Definitions”) shall be deemed to create a short position with respect to the Loans and/or Commitments if such Lender is a protection buyer or the equivalent thereof for such derivative transaction and (1) the Loans or the Commitments are a “Reference Obligation” under the terms of such derivative transaction (whether specified by name in the related documentation, included as a “Standard Reference Obligation” on the most recent list published by Markit, if “Standard Reference Obligation” is specified as applicable in the relevant documentation or in any other manner), (2) the Loans or the Commitments would be a “Deliverable Obligation” under the terms of such derivative transaction or (3) the Parent Borrower and/or any other Loan Party is designated as a “Reference Entity” under the terms of such derivative transactions, and (v) credit derivative transactions or other derivative transactions not documented using the ISDA CDS Definitions shall be deemed to create a short position with respect to the Loans and/or Commitments if such transactions are functionally equivalent to a transaction that offers the Lender protection in respect of the Loans or the Commitments, or as to the credit quality of the Parent Borrower and/or any other Loan Party other than, in each case, as part of an index so long as (x) such index is not created, designed, administered or requested by such Lender and (y) the Parent Borrower and/or any other Loan Party and any instrument issued or guaranteed by the Parent Borrower and/or any other Loan Party, collectively, represent less than 5% of the components of such index; and
(iii)
in connection with any such determination, each Lender that is or at any time becomes a Net Short Lender shall promptly notify the Administrative Agent in writing that it is a Net Short Lender, or shall otherwise be deemed to have represented and warranted to the Parent Borrower and the Administrative Agent that it is not a Net Short Lender (it being understood and agreed that the Parent Borrower and the Administrative Agent shall be entitled to rely on each such representation and deemed representation).

The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions of this Section 9.02(e). Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or participant or prospective Lender or participant is a Net Short Lender or (y) have

~~WEIL\101313475\1\63232.0014~~

any liability with respect to or arising out of the voting in any amendment or waiver to any Loan Document by any Net Short Lender.

Section 9.03. Expenses; Indemnity.

(a)
Subject to Section 9.05(f), the Borrowers shall pay:
(i)
all reasonable and documented out-of-pocket expenses incurred by each Arranger, Amendment No. 1 Lead Arranger, the Administrative Agent and their respective Affiliates (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole and, if necessary, of one local counsel in any relevant material jurisdiction (which may be a single firm for multiple jurisdictions) to all such Persons, taken as a whole) in connection with the syndication and distribution (including via the Internet or through a service such as Intralinks) of the Credit Facilities, the preparation, execution, delivery and administration of the Loan Documents and any related documentation, including in connection with any amendment, modification or waiver of any provision of any Loan Document (whether or not the transactions contemplated thereby are consummated, but only to the extent the preparation of any such amendment, modification or waiver was requested by the Parent Borrower and except as otherwise provided in a separate writing between the Parent Borrower, the relevant Arranger, Amendment No. 1 Lead Arranger and/or the Administrative Agent); and
(ii)
without duplication of the obligation set forth in Section 9.03(b), all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers, Amendment No. 1 Lead Arrangers, the Issuing Banks or the Lenders or any of their respective Affiliates (but limited (x) in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole, if necessary, of one local counsel in any relevant material jurisdiction (which may be a single firm for multiple jurisdictions) to all such Persons, taken as a whole and solely in the case of an actual perceived conflict of interest, one additional counsel to all affected Persons, taken as a whole, and one additional local counsel to all affected Persons, taken as a whole and (y) in the case of other third party advisors, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of only third party advisors the engagement of whom has been approved by the Borrower Representative in writing in its sole discretion) in connection with the enforcement, collection or protection of their respective rights in connection with the Loan Documents, including their respective rights under this Section, or in connection with the Loans made and/or Letters of Credit issued hereunder.

Except to the extent required to be paid on the Closing Date, all amounts due under this paragraph (a) shall be payable by the Borrowers within 30 days of receipt by the Borrower Representative of an invoice setting forth such expenses in reasonable detail, together with backup documentation supporting the relevant reimbursement request.

(b)
The Borrowers shall indemnify each Arranger, Amendment No. 1 Lead Arranger, the Administrative Agent, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages and liabilities (but limited, (1) in the case of any such losses, claims, damages and/or liabilities consisting of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a whole and, if reasonably necessary, one local counsel in any relevant material jurisdiction (which may be a single firm for multiple jurisdictions) to all Indemnitees, taken as a whole and solely in the case of an actual or perceived conflict of interest, (x) one additional counsel to all affected Indemnitees, taken as a whole, and (y) one additional local counsel to all affected Indemnitees, taken as a whole, and (2) in the case of non-legal third party advisors, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of only third party advisors the engagement of whom has been approved by the Borrower Representative in writing in its sole

~~WEIL\101313475\1\63232.0014~~

discretion; it being understood that this clause (2) shall not limit the ability of the Administrative Agent to engage any third party advisor), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby and/or the enforcement of the Loan Documents, (ii) the use of the proceeds of the Loans or any Letter of Credit or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Parent Borrower, any other Loan Party or any of their respective Affiliates); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that any such loss, claim, damage, or liability (i) is determined by a final and non-appealable judgment of a court of competent jurisdiction (or documented in any settlement agreement referred to below) to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or, to the extent such judgment finds (or any such settlement agreement acknowledges) that any such loss, claim, damage, or liability has resulted from such Person’s (or such Person’s Related Party’s) material breach of the Loan Documents or (ii) arises out of any claim, litigation, investigation or proceeding brought by such Indemnitee against another Indemnitee (other than any claim, litigation, investigation or proceeding that is brought by or against the Administrative Agent, any Issuing Bank or any Arranger, Amendment No. 1 Lead Arranger, acting in its capacity as the Administrative Agent, as an Issuing Bank or as an Arranger, Amendment No. 1 Lead Arranger) that does not involve any act or omission of Holdings, the Parent Borrower or any of its subsidiaries. Each Indemnitee shall be obligated to refund or return any amount paid by any Borrower pursuant to this Section 9.03(b) to such Indemnitee for any fees, expenses, or damages to the extent such Indemnitee is not entitled to payment thereof in accordance with the terms hereof. Any amount due under this Section 9.03(b) shall be payable by the Applicable Borrower within 30 days (x) after receipt by the Borrower Representative of a written demand therefor, in the case of any indemnification obligations and (y) in the case of reimbursement of costs and expenses, after receipt by the Borrower Representative of an invoice setting forth such costs and expenses in reasonable detail, together with reasonable backup documentation supporting the relevant reimbursement request. This Section 9.03(b) shall not apply to Taxes other than any Taxes that represent losses, claims, damages or liabilities in respect of a non-Tax claim.
(c)
No Borrower shall be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld, delayed or conditioned), but if any proceeding is settled with the written consent of the Parent Borrower, or if there is a final judgment against any Indemnitee in any such proceeding, the Applicable Borrower agrees to indemnify and hold harmless each Indemnitee to the extent and in the manner set forth above. No Borrower shall, without the prior written consent of the affected Indemnitee (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding in respect of which indemnity could have been sought hereunder by such Indemnitee unless such settlement (i) includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceeding and (ii) does not include any statement as to any admission of fault or culpability.

Section 9.04. Waiver of Claim. To the extent permitted by applicable Requirements of Law, no party to this Agreement nor any Secured Party shall assert, and each hereby waives on behalf of itself and its Related Parties, any claim against any other party hereto, any Loan Party and/or any Related Party of any thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or any Letter of Credit or the use of the proceeds thereof, except, in the case of any claim by any Indemnitee against any Borrower, to the extent such damages would otherwise be subject to indemnification pursuant to, and in accordance with, the terms of Section 9.03. No party hereto nor any of its Related Parties (nor any Indemnitee referred to in Section 9.03(b) above) shall be liable for any damages arising from the use by unintended recipients (other than such party hereto, its relevant Related Party or the relevant Indemnitee) of any information or other materials distributed by it through

~~WEIL\101313475\1\63232.0014~~

telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

Section 9.05. Successors and Assigns.

(a)
The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that (i) except as permitted under Section 6.07, no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and the Administrative Agent (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with the terms of this Section (any attempted assignment or transfer not complying with the terms of this Section shall be null and void and, if applicable, subject to Section 9.05(f)). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and permitted assigns, to the extent provided in Section 9.05(c), Participants and, to the extent expressly contemplated hereby, the Related Parties of each of the Arrangers, the Amendment No. 1 Lead Arrangers, the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)
(i) Subject to the conditions set forth in Section 9.05(b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of any Loan or Additional Commitment added pursuant to Sections 2.22, 2.23 or 9.02(c) at the time owing to it) with the prior written consent of:
(A)
the Parent Borrower (such consent not to be unreasonably withheld, conditioned or delayed); provided that (x) the Parent Borrower shall be deemed to have consented to any assignment of Term Loans (other than any assignment to any Disqualified Institution or any natural Person) unless it has objected thereto by written notice to the Administrative Agent within 15 Business Days after receipt by the Parent Borrower of a written request for consent thereto and (y) the consent of the Parent Borrower shall not be required for any assignment (1) of Term Loans or Term Commitments to any Term Lender or any Affiliate of any Term Lender or an Approved Fund or (2) at any time when an Event of Default under Section 7.01(a) or, solely with respect to the Parent Borrower, Section 7.01(f) or 7.01(g) exists; it being understood and agreed that (i) the consent of the Parent Borrower shall always be required for any assignment of Revolving Credit Commitments and/or Revolving Loans other than (A) when an Event of Default under Section 7.01(a) or, solely with respect to the Parent Borrower, Section 7.01(f) or 7.01(g) exists, (B) in the case of any assignment by Goldman Sachs Bank USA of all or any part of its Loans or Commitments to Goldman Sachs Lending Partners LLC or (C) in the case of any assignment of Loans or Commitments among Morgan Stanley Senior Funding, Inc. and Morgan Stanley Bank, N.A. and (ii) the Parent Borrower may withhold its consent (in its sole discretion) to any assignment to any Person that is (I) known by it to be an Affiliate of a Disqualified Institution and/or an Affiliate of a Company Competitor (other than a Competitor Debt Fund Affiliate, unless the Parent Borrower has other reasonable grounds on which to withhold its consent), regardless of whether any such Person constitutes a Disqualified Institution and/or (II) known by it to be a “loan to own” investor and/or an investor primarily in distressed credits or opportunistic or special situations or any affiliate of any such investor;
(B)
the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed); provided that no consent of the Administrative Agent shall be required for any assignment to another Lender, any Affiliate of a Lender or any Approved Fund; and

~~WEIL\101313475\1\63232.0014~~

(C)
in the case of an assignment of any Commitments or Loans under any Revolving Facility, each Issuing Bank and the Swingline Lender (such consent not to be unreasonably withheld, conditioned or delayed).
(ii)
Assignments shall be subject to the following additional conditions:
(A)
except in the case of any assignment to another Lender, any Affiliate of any Lender or any Approved Fund or any assignment of the entire remaining amount of the relevant assigning Lender’s Loans or Commitments of any Class, the principal amount of Loans or Commitments of the assigning Lender subject to the relevant assignment (determined as of the date on which the Assignment Agreement with respect to such assignment is delivered to the Administrative Agent and determined on an aggregate basis in the event of concurrent assignments to Related Funds or by Related Funds) shall not be less than (x) $1,000,000 in the case of Term Loans and Term Commitments or (y) $5,000,000 in the case of Revolving Loans and Revolving Credit Commitments, in each case unless the Parent Borrower and the Administrative Agent otherwise consent;
(B)
any partial assignment shall be made as an assignment of a proportionate part of all the relevant assigning Lender’s rights and obligations under this Agreement;
(C)
the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment Agreement via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee (x) may be waived or reduced in the sole discretion of the Administrative Agent and (y) shall not be payable in connection with an assignment to an Affiliated Lender or Debt Fund Affiliate pursuant to Section 9.05(g)); and
(D)
the relevant Eligible Assignee, if it is not a Lender, shall deliver on or prior to the effective date of such assignment, to the Administrative Agent (1) an Administrative Questionnaire and (2) any Internal Revenue Service form required under Section 2.17.
(iii)
Subject to the acceptance and recording thereof pursuant to Section 9.05(b)(iv), from and after the effective date specified in any Assignment Agreement, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned pursuant to such Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be (A) entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03 with respect to facts and circumstances occurring on or prior to the effective date of such assignment and (B) subject to its obligations thereunder and under Section 9.13). If any assignment by any Lender holding any Promissory Note is made after the issuance of such Promissory Note, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender such Promissory Note to the Administrative Agent for cancellation, and, following such cancellation, if requested by either the assignee or the assigning Lender, the Applicable Borrower shall issue and deliver a new Promissory Note to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new commitments and/or outstanding Loans of the assignee and/or the assigning Lender.
(iv)
The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices in the US a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders and their respective successors and assigns, and the commitment of, and principal amount of and interest on the Loans and

~~WEIL\101313475\1\63232.0014~~

LC Disbursements owing to, each Lender or Issuing Bank pursuant to the terms hereof from time to time (the “Register”). Failure to make any such recordation, or any error in such recordation, shall not affect any Borrower’s obligations in respect of such Loans and LC Disbursements. The entries in the Register shall be conclusive, absent manifest error, and the Parent Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, each Issuing Bank and each Lender (but only as to its own holdings), at any reasonable time and from time to time upon reasonable prior notice.
(v)
Upon its receipt of a duly completed Assignment Agreement executed by an assigning Lender and an Eligible Assignee, the Eligible Assignee’s completed Administrative Questionnaire and any tax certification required by Section 9.05(b)(ii)(D)(2) (unless the assignee is already a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section, if applicable, and any written consent to the relevant assignment required by paragraph (b) of this Section, the Administrative Agent shall promptly accept such Assignment Agreement and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.
(vi)
By executing and delivering an Assignment Agreement, the assigning Lender and the Eligible Assignee thereunder shall be deemed to confirm and agree with each other and the other parties hereto as follows:
(A)
the assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that the amount of its commitments, and the outstanding balances of its Loans, in each case without giving effect to any assignment thereof which has not become effective, are as set forth in such Assignment Agreement;
(B)
except as set forth in clause (A) above, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statement, warranty or representation made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Parent Borrower or any Restricted Subsidiary or the performance or observance by the Parent Borrower or any Restricted Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto;
(C)
the assignee represents and warrants that it is (1) an Eligible Assignee, (2) not a Disqualified Institution or an Affiliate of a Disqualified Institution and (3) legally authorized to enter into such Assignment Agreement;
(D)
the assignee confirms that it has received a copy of this Agreement and each Intercreditor Agreement, together with copies of the financial statements referred to in Section 4.01(c) or the most recent financial statements delivered pursuant to Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment Agreement;
(E)
the assignee will independently and without reliance upon the Administrative Agent, the assigning Lender or any other Lender and based on such documents and information

~~WEIL\101313475\1\63232.0014~~

as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;
(F)
the assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent, by the terms hereof, together with such powers as are reasonably incidental thereto; and
(G)
the assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.
(c)
(i) Any Lender may, without the consent of the Parent Borrower, the Administrative Agent, any Issuing Bank or any other Lender, sell participations in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it) to any bank or other entity (other than to any Disqualified Institution, any natural Person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of a natural person) or, other than with respect to any participation to any Debt Fund Affiliate (any such participations to a Debt Fund Affiliate being subject to the limitation set forth in the first proviso of the final paragraph set forth in Section 9.05(g), as if the limitation applied to such participations), the Parent Borrower or any of its Affiliates) (a “Participant”); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Parent Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which any Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the relevant Participant, agree to any amendment, modification or waiver described in (x) clause (A) of the first proviso to Section 9.02(b) that directly and adversely affects the Loans or commitments in which such Participant has an interest and (y) clauses (B)(1), (2) or (3) of the first proviso to Section 9.02(b); it being understood and agreed that no Lender may enter into any agreement or other arrangement with any Participant that provides such Participant with the right to agree to or approve (or direct such Lender to agree, approve, consent or not to agree, approve or consent) any other amendment, modification or waiver in respect of any Loan Document, and any such agreement or arrangement shall be deemed to be null and void and of no force or effect. Subject to Section 9.05(c)(ii), the Parent Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the limitations and requirements of such Sections and Section 2.19) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.05(b) and it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender, and if additional amounts are required to be paid pursuant to Section 2.17(a) or Section 2.17(c), to the Applicable Borrower and the Administrative Agent. To the extent permitted by applicable Requirements of Law, each Participant also shall be entitled to the benefits of Section 9.09 as though it were a Lender; provided that such Participant shall be subject to Section 2.18(c) as though it were a Lender.
(ii)
No Participant shall be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than that to which the participating Lender would have been entitled with respect to the participation sold to such Participant unless the sale of the participation to such Participant is made with the Parent Borrower’s prior written consent expressly acknowledging such Participant may receive a greater benefit. Any Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Parent Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Applicable Borrower, to comply with Section 2.17(f) as though it were a Lender and to deliver the tax forms required to claim an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document and

~~WEIL\101313475\1\63232.0014~~

then only to the extent of any amount to which such Lender would be entitled in the absence of any such participation.

Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower Representative, maintain a register on which it enters the name and address of each Participant and their respective successors and registered assigns, and the principal and interest amounts of each Participant’s interest in the Loans or other obligations under the Loan Documents (a “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or any other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or Section 1.163-5(b) of the Proposed United States Treasury Regulations (or, in each case, any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and each Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes under this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d)
Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (other than to any natural person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of a natural person)) to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to any Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section 9.05 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release any Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(e)
Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower Representative, the option to provide to the Applicable Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Applicable Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of any Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Applicable Borrower under this Agreement (including its obligations under Section 2.15, 2.16 or 2.17) and no SPC shall be entitled to any greater amount under Section 2.15, 2.16 or 2.17 or any other provision of this Agreement or any other Loan Document that the Granting Lender would have been entitled to receive, (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender) and (iii) the Granting Lender shall for all purposes including approval of any amendment, waiver or other modification of any provision of the Loan Documents, remain the Lender of record hereunder. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the Requirements of Law of the US or any State thereof; provided that (i) such SPC’s Granting Lender is in compliance in all material respects with its obligations to the Applicable Borrower hereunder and (ii) each Lender designating any SPC hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such SPC during such period of forbearance. In addition, notwithstanding anything to the contrary contained in this Section 9.05, any SPC may (i) with notice

~~WEIL\101313475\1\63232.0014~~

to, but without the prior written consent of, the Parent Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guaranty or credit or liquidity enhancement to such SPC.
(f)
(i) Any assignment or participation by a Lender (A) to any Disqualified Institution or (B) in the case of any assignment and/or participation, without the Parent Borrower’s consent to the extent the Parent Borrower’s consent is required under this Section 9.05 (and, if applicable, not deemed to have been given pursuant to Section 9.05(b)(i)(A)), in each case, to any Person shall be null and void, and Holdings and the Parent Borrower shall each be entitled to seek specific performance to unwind any such assignment or participation and/or specifically enforce this Section 9.05(f) in addition to injunctive relief (without posting a bond or presenting evidence of irreparable harm) and/or exercise any other remedy available to the Parent Borrower at law or in equity; it being understood and agreed that (1) the Parent Borrower, Holdings and its subsidiaries will suffer irreparable harm if any Lender breaches any obligation under this Section 9.05 as it relates to any assignment or participation to a Disqualified Person, the assignment of any security interest in any Loan or Commitment to a Disqualified Person and/or any assignment or participation of, or assignment of a security interest in, any Loan or Commitment to any Person to whom the Parent Borrower’s consent is required but not obtained and (2) notwithstanding the foregoing provisions of this Section 9.05(f)(i), any subsequent assignment by any Disqualified Institution (or any other Person to whom an assignment or participation was made without the required consent of the Parent Borrower) to an Eligible Assignee that complies with the requirements of Section 9.05(b) will be deemed to be a valid and enforceable assignment for purposes hereof and may not be unwound or deemed to be null and void. Nothing in this Section 9.05(f) shall be deemed to prejudice any right or remedy that Holdings or the Parent Borrower may otherwise have at law or equity. The Administrative Agent may make the list of Disqualified Institutions available on a confidential basis in accordance with Section 9.13 to any Lender who specifically requests a copy thereof, and such Lender may provide such list of Disqualified Institutions to any potential assignee or participant who agrees to keep such list confidential in accordance with Section 9.13 solely for the purpose of permitting such Person to verify whether such Person (or any Affiliate thereof) constitutes a Disqualified Institution.
(ii)
If any assignment or participation under this Section 9.05 is made to any Disqualified Institution and/or any Affiliate of any Disqualified Institution (other than any Competitor Debt Fund Affiliate) and/or any other Person to whom the Parent Borrower’s consent is required but not obtained, in each case, without the Parent Borrower’s prior written consent (any such person, a “Disqualified Person”), then the Parent Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Person and the Administrative Agent, (A) terminate any Commitment of such Disqualified Person and repay all obligations of Borrowers owing to such Disqualified Person, (B) in the case of any outstanding Loan and/or participation in any Letter of Credit and/or Swingline Loan held by such Disqualified Person, purchase such Loan and/or participation by paying the lesser of (x) par and (y) the amount that such Disqualified Person paid to acquire such Loans and/or participations and/or (C) require such Disqualified Person to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 9.05), all of its interests, rights and obligations under this Agreement to one or more Eligible Assignees; provided that (I) in the case of clause (B), the applicable Disqualified Person has received payment of an amount equal to the lesser of (1) par and (2) the amount that such Disqualified Person paid for the applicable Loans and/or participations in Letters of Credit and Swingline Loans, as applicable, plus accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the Applicable Borrower, (II) in the case of clauses (A) and (B), the Applicable Borrower shall not be liable to the relevant Disqualified Person under Section 2.16 if any Term Benchmark Loan owing to such Disqualified Person is repaid or purchased other than on the last day of the Interest Period relating thereto, (III) in the case of clause (C), the relevant assignment shall otherwise comply with this Section 9.05 (except that (x) no registration and processing fee required under this Section 9.05 shall be required with any assignment pursuant to this paragraph and (y) any Term Loan acquired by any Affiliated Lender pursuant to this paragraph will not be included in calculating compliance with the Affiliated Lender Cap for a period of 90 days following such transfer;

~~WEIL\101313475\1\63232.0014~~

provided that, to the extent the aggregate principal amount of Term Loans held by Affiliated Lenders exceeds the Affiliated Lender Cap on the 91st day following such transfer, then such excess amount shall either be (x) contributed to the Parent Borrower or any of its subsidiaries and retired and cancelled immediately upon such contribution or (y) automatically cancelled) and (IV) in no event shall such Disqualified Person be entitled to receive amounts to which it would otherwise be entitled under Section 2.13(d). Further, whether or not the Parent Borrower has taken any action described in the preceding sentence, (A) no Disqualified Person identified by the Parent Borrower to the Administrative Agent shall be permitted to (x) receive information (including financial statements) provided by any Loan Party, the Administrative Agent or any Lender and/or (y) attend and/or participate in conference calls or meetings attended solely by the Lenders and the Administrative Agent, (B) (x) for purposes of determining whether the Required Lenders or the majority Lenders under any Class have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, no Disqualified Person shall have a right to consent (or not consent), otherwise act or direct or require the Administrative Agent or any Lender to take (or refrain from taking) any such action; it being understood that all Loans held by any Disqualified Person shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders, majority Lenders under any Class, all Lenders or all affected Lenders, as the case may be, have taken any action, and (y) each Disqualified Person shall be deemed to vote in the same proportion as Lenders that are not Disqualified Persons (1) in any proceeding under any Debtor Relief Law commenced by or against the Parent Borrower or any other Loan Party and/or (2) for purposes of any matter requiring the consent of each Lender or each affected Lender and (C) no Disqualified Person shall be entitled to receive the benefits of Section 9.03. For the sake of clarity, the provisions in this Section 9.05(f) shall not apply to any Person that is an assignee of any Disqualified Person, if such assignee is not a Disqualified Person. Nothing in this Section 9.05(f) shall be deemed to prejudice any right or remedy that the Parent Borrower may otherwise have at law or equity.
(iii)
The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (A) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (B) have any liability with respect to or arising out of any assignment or participation of Loans or Commitments, or disclosure of confidential information by any other Person, to any Disqualified Institution.
(g)
Notwithstanding anything to the contrary contained herein, any Lender may (but shall not be required to), at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Term Loans to any Affiliated Lender on a non-pro rata basis (A) through Dutch Auctions open to all Lenders holding the relevant Term Loans on a pro rata basis or (B) through open market purchases (including, for the avoidance of doubt, any negotiated transaction), in each case with respect to clauses (A) and (B), without the consent of the Administrative Agent; provided that:
(i)
any Term Loan acquired by Holdings, the Parent Borrower or any of its Restricted Subsidiaries shall, to the extent permitted by applicable Requirements of Law, be retired and cancelled immediately upon the acquisition thereof; provided that upon any such retirement and cancellation, the aggregate outstanding principal amount of the Term Loans shall be deemed reduced by the full par value of the aggregate principal amount of the Term Loans so retired and cancelled, and each principal

~~WEIL\101313475\1\63232.0014~~

repayment installment with respect to the Term Loans pursuant to Section 2.10(a) shall be reduced on a pro rata basis by the full par value of the aggregate principal amount of Term Loans so cancelled;
(ii)
any Term Loan acquired by any Non-Debt Fund Affiliate (other than Holdings, the Parent Borrower or any of its Restricted Subsidiaries) may (but shall not be required to) be contributed to the Parent Borrower or any of its subsidiaries (it being understood that any such Term Loan shall, to the extent permitted by applicable Requirements of Law, be retired and cancelled promptly upon such contribution); provided that upon any such cancellation, the aggregate outstanding principal amount of the applicable Class of Term Loans shall be deemed reduced, as of the date of such contribution, by the full par value of the aggregate principal amount of the Term Loans so contributed and cancelled, and each principal repayment installment with respect to the applicable Class of Term Loans pursuant to Section 2.10(a) shall be reduced pro rata by the full par value of the aggregate principal amount of ~~Initial~~ Term Loans so contributed and cancelled;
(iii)
the relevant Affiliated Lender and assigning or purchasing, as applicable, Lender shall have executed an Affiliated Lender Assignment and Assumption;
(iv)
subject to Section 9.05(f)(ii), after giving effect to the relevant assignment and to all other assignments to all Affiliated Lenders, the aggregate outstanding principal amount of all Term Loans then held by all Affiliated Lenders shall not exceed 30% of the aggregate principal amount of the Term Loans then outstanding (after giving effect to any substantially simultaneous cancellation thereof) (the “Affiliated Lender Cap”); provided that (i) each party hereto acknowledges and agrees that the Administrative Agent shall not be liable for any loss, damage, penalty, claim, demand, action, judgment, suit, cost, expense or disbursement of any kind or nature whatsoever incurred or suffered by any Person in connection with any compliance or non-compliance with this clause (g)(iv) or any purported assignment exceeding the Affiliated Lender Cap (it being understood and agreed that the Affiliated Lender Cap is intended to apply to any Loan made available to Affiliated Lenders by means other than formal assignment (e.g., as a result of an acquisition of another Lender (other than any Debt Fund Affiliate) by any Affiliated Lender or the provision of Additional Term Loans by any Affiliated Lender)) and (ii) to the extent that any assignment to any Affiliated Lender would result in the aggregate principal amount of Term Loans held by Affiliated Lenders exceeding the Affiliated Lender Cap (after giving effect to any substantially simultaneous cancellations thereof), the assignment of the relevant excess amount shall be null and void (except to the extent such excess amount is subsequently assigned to a Person that is not an Affiliated Lender);
(v)
in connection with any assignment effected pursuant to a Dutch Auction and/or open market purchase conducted by Holdings, the Parent Borrower or any of its Restricted Subsidiaries, (A) the relevant Person may not use the proceeds of any Revolving Loan to fund such assignment and (B) no Event of Default exists at the time of the launch of the relevant Dutch Auction or the confirmation of such open market purchase, as applicable; and
(vi)
by its acquisition of Term Loans, each relevant Affiliated Lender shall be deemed to have acknowledged and agreed that:
(A)
subject to clause (iv) above, the Term Loans held by such Affiliated Lender shall be disregarded in both the numerator and denominator in the calculation of any Required Lender or other Lender vote; provided that (x) such Affiliated Lender shall have the right to vote (and the Term Loans held by such Affiliated Lender shall not be so disregarded) with respect to any amendment, modification, waiver, consent or other action that requires the vote of all Lenders or all Lenders directly and adversely affected thereby, as the case may be, and (y) no amendment, modification, waiver, consent or other action shall (1) disproportionately affect such Affiliated Lender in its capacity as a Lender as compared to other Lenders of the same Class that are not Affiliated Lenders or (2) deprive any Affiliated Lender of its share of

~~WEIL\101313475\1\63232.0014~~

any payment in which the Lenders are entitled to share on a pro rata basis hereunder, in each case without the consent of such Affiliated Lender; and
(B)
such Affiliated Lender, solely in its capacity as an Affiliated Lender, will not be entitled to (1) attend (including by telephone) or participate in any meeting or discussion (or portion thereof) among the Administrative Agent or any Lender or among Lenders to which any Loan Party or its representatives is not invited, (2) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and one or more Lenders, except to the extent such information or materials have been made available by the Administrative Agent or any Lender to any Loan Party or its representatives (and in any case, other than the right to receive notices of Borrowings, prepayments and other administrative notices in respect of its Term Loans required to be delivered to Lenders pursuant to Article 2) or (3) receive advice of counsel to the Administrative Agent or to the Lenders (other than Affiliated Lenders) or to challenge the Lenders’ attorney-client privilege; and
(vii)
no Affiliated Lender shall be required to represent or warrant that it is not in possession of material non-public information with respect to Holdings, the Parent Borrower and/or any subsidiary thereof and/or their respective securities in connection with any assignment permitted by this Section 9.05(g).

Notwithstanding anything to the contrary contained herein, any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Term Loans to any Debt Fund Affiliate, and any Debt Fund Affiliate may, from time to time, purchase Term Loans (x) on a non-pro rata basis through Dutch Auctions open to all applicable Lenders or (y) on a non-pro rata basis through open market purchases (including, for the avoidance of doubt, any negotiated transaction) without the consent of the Administrative Agent, in each case, notwithstanding the requirements set forth in subclauses (i) through (vii) of this Section 9.05(g); provided that the Term Loans and Term Commitments held by all Debt Fund Affiliates shall not account for more than 49.9% of the amounts included in determining whether the Required Lenders have (A) consented to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, or subject to the immediately succeeding paragraph, any plan of reorganization pursuant to the Bankruptcy Code, (B) otherwise acted on any matter related to any Loan Document or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document (it being understood and agreed that the portion of the Term Loan and/or Term Commitments that accounts for more than 49.9% of the relevant Required Lender action shall be deemed to be voted on a pro rata basis in accordance with the votes of Term Lenders that are not Debt Fund Affiliates). Any Term Loan acquired by any Debt Fund Affiliate may (but shall not be required to) be contributed to the Parent Borrower or any of its subsidiaries for purposes of cancelling such Indebtedness (it being understood that any Term Loan so contributed shall be retired and cancelled immediately upon thereof); provided that upon any such cancellation, the aggregate outstanding principal amount of the applicable Class of Term Loans shall be deemed reduced, as of the date of such contribution, by the full par value of the aggregate principal amount of the Term Loans so contributed and cancelled, and each principal repayment installment with respect to the ~~Initial~~applicable Class of Term Loans pursuant to Section 2.10(a) shall be reduced pro rata by the full par value of the aggregate principal amount of any ~~Initial~~ Term Loans so contributed and cancelled.

Notwithstanding anything in this Agreement or any other Loan Document to the contrary, each Affiliated Lender hereby agrees that, if a proceeding under any Debtor Relief Law is commenced by or against the Parent Borrower or any other Loan Party at a time when such Lender is an Affiliated Lender, such Affiliated Lender irrevocably authorizes and empowers the Administrative Agent to vote its Term Loans on a pro rata basis in accordance with the votes of Term Lenders of the relevant Class who are not Affiliated Lenders unless the Administrative Agent instructs such Affiliated Lender to vote, in which case such Affiliated Lender shall vote with respect to the Term Loans held by it as the Administrative Agent directs; provided that in connection with

~~WEIL\101313475\1\63232.0014~~

any matter that proposes to treat any Obligations held by such Affiliated Lender in a manner that is different than the proposed treatment of similar Obligations held by Lenders that are not Affiliates, (a) such Affiliated Lender shall be entitled to vote in accordance with its sole discretion (and not in accordance with the direction of the Administrative Agent) and (b) the Administrative Agent shall not be entitled to vote on behalf of such Affiliated Lender. Each Affiliated Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliated Lender and in the name of such Affiliated Lender (solely in respect of Initial Term Loans, Amendment No. 1 Refinancing Term Loans or Additional Term Loans and participations therein and not in respect of any other claim or status that such Affiliated Lender may otherwise have), from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of (but subject to the limitations set forth in) this paragraph.

The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions of this Section 9.05(g). Without limiting the generality of the foregoing, the Administrative Agent, in its capacity as such, shall have no obligation to and bears no responsibility for tracking or monitoring assignments to, or participations by, any Affiliated Lender or Debt Fund Affiliate, and is not obligated to monitor, or responsible for monitoring, the aggregate amount of Loans or Commitments held by Affiliated Lenders or Debt Fund Affiliates or inquiring as to whether any Lender is an Affiliated Lender or a Debt Fund Affiliate.

Section 9.06. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loan and issuance of any Letter of Credit regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Termination Date. The provisions of Sections 2.15, 2.16, 2.17, 9.03 and 9.13 and Article 8 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Credit Commitment, the occurrence of the Termination Date or the termination of this Agreement or any provision hereof but in each case, subject to the limitations set forth in this Agreement.

Section 9.07. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, each Intercreditor Agreement and the Fee Letter constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it has been executed by Holdings, each Borrower and the Administrative Agent and when the Administrative Agent has received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement. It is understood and agreed that, subject to any Requirement of Law, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Loan Document shall be deemed to include any Electronic Signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state laws based on the Uniform Electronic Transactions Act. Without limiting the generality of the foregoing, the parties hereby (i) agree that, for all purposes, including

~~WEIL\101313475\1\63232.0014~~

in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Borrowers, electronic images of this Agreement or any other Loan Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waive any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.

Section 9.08. Severability. To the extent permitted by applicable Requirements of Law, any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.09. Right of Setoff. At any time when an Event of Default exists, upon the written consent of the Administrative Agent and each Issuing Bank, the Administrative Agent, each Lender and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Requirements of Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (in any currency) at any time owing by the Administrative Agent, such Issuing Bank or such Lender to or for the credit or the account of any Loan Party against any of and all the Secured Obligations then due and owing held by the Administrative Agent, such Issuing Bank or such Lender, as applicable, irrespective of whether or not the Administrative Agent, such Issuing Bank or such Lender has made any demand under the Loan Documents or are owed to a branch or office of such Lender or Issuing Bank different than the branch or office holding such deposit or obligation on such Indebtedness. Any applicable Lender or Issuing Bank shall promptly notify the Borrower Representative and the Administrative Agent of such set-off or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Lender, each Issuing Bank and the Administrative Agent under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender, such Issuing Bank or the Administrative Agent may have. For the avoidance of doubt, the term “Lender” shall, for all purposes of this paragraph, include the Swingline Lender.

Section 9.10. Governing Law; Jurisdiction; Consent to Service of Process.

(a)
THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN THE OTHER LOAN DOCUMENTS), WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(b)
EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED

~~WEIL\101313475\1\63232.0014~~

BY LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHT UNDER ANY COLLATERAL DOCUMENT.
(c)
EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT.
(d)
TO THE EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 9.01. EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY LOAN DOCUMENT THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 9.11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.12. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.13. Confidentiality. Each of the Administrative Agent, each Lender, each Issuing Bank, each Arranger and each Amendment No. 1 Lead Arranger agrees (and each Lender agrees to cause its SPC, if any) to maintain the confidentiality of the Confidential Information, except that Confidential Information may be disclosed:

(a)
to its Affiliates and its and its Affiliates’ directors, officers, managers, employees, independent auditors, or other experts and advisors, including accountants, legal counsel and other advisors (collectively, the “Representatives”) on a “need to know” basis solely in connection with the transactions contemplated hereby and who are informed of the confidential nature of the Confidential Information and are or have been advised of their obligation to keep the Confidential Information of this type confidential; provided that such Person shall be responsible for its Affiliates’ and their Representatives’ compliance with this paragraph;

~~WEIL\101313475\1\63232.0014~~

(b)
upon the demand or request of any regulatory or governmental authority (including any self-regulatory body) purporting to have jurisdiction over such Person or its Affiliates (in which case such Person shall, except with respect to any audit or examination conducted by bank accountants or any Governmental Authority or regulatory or self-regulatory authority exercising examination or regulatory authority, to the extent permitted by applicable law, rule or regulation, (i) inform the Borrower Representative promptly in advance thereof and (ii) use commercially reasonable efforts to ensure that any information so disclosed is accorded confidential treatment);
(c)
to the extent compelled by legal process in, or reasonably necessary to, the defense of such legal, judicial or administrative proceeding, in any legal, judicial or administrative proceeding or otherwise as required by applicable Requirements of Law (in which case such Person shall (i) except with respect to any audit or examination conducted by bank accountants or any Governmental Authority or regulatory or self-regulatory authority exercising examination or regulatory authority, to the extent permitted by applicable law, rule or regulation, inform the Borrower Representative promptly in advance thereof and (ii) use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment);
(d)
by the Administrative Agent to any Lender ~~or~~, Arranger or Amendment No. 1 Lead Arranger;
(e)
subject to an acknowledgment and agreement by the relevant recipient that the Confidential Information is being disseminated on a confidential basis (on substantially the terms set forth in this paragraph or as otherwise reasonably acceptable to the Borrower Representative and the Administrative Agent) in accordance with the standard syndication process of the Arrangers or the Amendment No. 1 Lead Arrangers or market standards for dissemination of the relevant type of information, which shall in any event require “click through” or other affirmative action on the part of the recipient to access the Confidential Information and acknowledge its confidentiality obligations in respect thereof, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or prospective Participant in, any of its rights or obligations under this Agreement, including any SPC (in each case other than a Disqualified Institution); provided that, notwithstanding the foregoing, subject to an acknowledgement and agreement by the relevant recipient in accordance with this Section 9.13(e), the list of Disqualified Institutions may be disclosed to any bona fide prospective assignee or Participant so that such prospective assignee or Participant may make the representation and warranty in Section 9.05(b)(vi)(C)(2), (ii) any pledgee referred to in Section 9.05 and (iii) any actual or prospective, direct or indirect contractual counterparty (or its advisors) to any Derivative Transaction (including any credit default swap) or similar derivative product;
(f)
to the National Association of Insurance Commissioners or any similar organization;
(g)
with the prior written consent of the Borrower Representative;
(h)
to the extent the Confidential Information becomes publicly available other than as a result of a breach of this Section by such Person, its Affiliates or their respective Representatives;
(i)
to the extent such information is independently developed by such Lender or any of its Affiliates without the use of any Confidential Information and without violating the terms of this Agreement;
(j)
subject to the Borrower Representative’s prior approval of the information to be disclosed (such approval not to be unreasonably withheld, delayed or conditioned), to Moody’s or S&P in connection with obtaining ratings for the Term Facility or as otherwise contemplated hereunder; and

~~WEIL\101313475\1\63232.0014~~

(k)
(i) the existence of this Agreement and the existence of the Credit Facilities and (ii) certain other customary limited generic information regarding the Credit Facilities may be disclosed to market data collectors and other similar service providers to the lending industry and, in the case of the Administrative Agent, to service providers to the Administrative Agent in connection with the administration of the Credit Facilities.

For purposes of this Section, “Confidential Information” means all information relating to the Parent Borrower and/or any of its subsidiaries and their respective businesses, any Investor or the Transactions (including any information obtained by the Administrative Agent, any Issuing Bank, any Lender, any Arranger or any Amendment No. 1 Lead Arranger, or any of their respective Affiliates or Representatives, based on a review of the books and records relating to the Parent Borrower and/or any of its subsidiaries and their respective Affiliates from time to time, including prior to the date hereof) other than any such information that is publicly available to the Administrative Agent ~~or~~, any Arranger or any Amendment No. 1 Lead Arranger, Issuing Bank, or Lender on a non-confidential basis prior to disclosure by the Parent Borrower or any of its subsidiaries. For the avoidance of doubt, in no event shall any disclosure of any Confidential Information be made to any Person that is a Disqualified Institution (subject to the proviso set forth in Section 9.13(e)(i)).

For the avoidance of doubt, nothing in this Section 9.13 shall prohibit any Person from voluntarily disclosing or providing any Confidential Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 9.13 shall be prohibited by the laws or regulations applicable to such Regulatory Authority without any notification to any Person to the extent the laws or regulations applicable to such Regulatory Authority prohibit such notification.

It is understood and agreed that none of the Administrative Agent, any Lender or any Arranger nor any of their respective Affiliates may advertise or promote its role in arranging or providing any portion of any Credit Facility (including in any newspaper or other periodical, on any website or similar place for dissemination of information on the internet, as part of a “case study” incorporated into promotional materials, in the form of a “tombstone” advertisement or otherwise) without the prior written consent of the Borrower Representative in each instance (which consent may be withheld in the Borrower Representative’s sole and absolute discretion).

Section 9.14. No Fiduciary Duty.

Each Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to such Borrower with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, such Borrower or any other Person. Each Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each Borrower acknowledges and agrees that no Credit Party is advising such Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. Each Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan Documents, and the Credit Parties shall have no responsibility or liability to any Borrower with respect thereto.

Each Borrower further acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party, together with its Affiliates, may be a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Parent Borrower, its subsidiaries and other companies with which the Parent Borrower or any of its subsidiaries may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or

~~WEIL\101313475\1\63232.0014~~

any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.

In addition, the Parent Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party and its Affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Parent Borrower or any of its subsidiaries may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from the Parent Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Parent Borrower in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. The Parent Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the Parent Borrower or any of its subsidiaries, confidential information obtained from other companies.

Section 9.15. Several Obligations. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan, issue any Letter of Credit or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder.

Section 9.16. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act and the requirements of the Beneficial Ownership Regulation hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act and the Parent Borrower in accordance with the Beneficial Ownership Regulation.

Section 9.17. Disclosure of Agent Conflicts. Each Loan Party, each Issuing Bank and each Lender hereby acknowledge and agree that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates.

Section 9.18. Appointment for Perfection. Each Lender hereby appoints each other Lender and each Issuing Bank as its agent for the purpose of perfecting Liens for the benefit of the Administrative Agent, the Issuing Banks and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable Requirement of Law can be perfected only by possession. If any Lender or Issuing Bank (other than the Administrative Agent) obtains possession of any Collateral, such Lender or such Issuing Bank shall notify the Administrative Agent thereof and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

Section 9.19. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or Letter of Credit, together with all fees, charges and other amounts which are treated as interest on such Loan or Letter of Credit under applicable Requirements of Law (collectively the “Charged Amounts”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender or Issuing Bank holding such Loan or Letter of Credit in accordance with applicable Requirements of Law, the rate of interest payable in respect of such Loan or Letter of Credit hereunder, together with all Charged Amounts payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charged Amounts that would have been payable in respect of such Loan or Letter of Credit but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charged Amounts payable to such Lender or Issuing Bank in respect of other Loans or Letters of Credit or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, have been received by such Lender or Issuing Bank.

~~WEIL\101313475\1\63232.0014~~

Section 9.20. Intercreditor Agreements. EACH SECURED PARTY AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTION CONTRARY TO THE PROVISIONS OF ANY INTERCREDITOR AGREEMENT AND AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE AGENT TO ENTER INTO ANY INTERCREDITOR AGREEMENT AS AND ON BEHALF OF SUCH SECURED PARTY. THE PROVISIONS OF THIS SECTION 9.20 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF ANY INTERCREDITOR AGREEMENT. REFERENCE MUST BE MADE TO ANY INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL OF THE TERMS AND CONDITIONS THEREOF. EACH SECURED PARTY IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF ANY INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY SECURED PARTY AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN ANY INTERCREDITOR AGREEMENT. THE FOREGOING PROVISIONS ARE INTENDED AS AN INDUCEMENT TO THE LENDERS OF ANY OTHER INDEBTEDNESS THAT IS SUBJECT TO ANY INTERCREDITOR AGREEMENT TO EXTEND CREDIT THEREUNDER AND SUCH LENDERS ARE INTENDED THIRD PARTY BENEFICIARIES OF SUCH PROVISIONS AND THE PROVISIONS OF SUCH INTERCREDITOR AGREEMENT.

Section 9.21. Conflicts. Notwithstanding anything to the contrary contained herein or in any other Loan Document (but excluding any Intercreditor Agreement), in the event of any conflict or inconsistency between this Agreement and any other Loan Document (excluding any Intercreditor Agreement), the terms of this Agreement shall govern and control; provided that in the case of any conflict or inconsistency between any Intercreditor Agreement and any other Loan Document, the terms of such Intercreditor Agreement shall govern and control.

Section 9.22. Release of Guarantors. Notwithstanding anything in Section 9.02(b) to the contrary,

(a)
subject, if applicable, to the Specified Guarantor Release Provision, any Subsidiary Guarantor shall automatically be released from its obligations hereunder (and its Loan Guaranty and any Lien granted by such Subsidiary Guarantor pursuant to any Collateral Document shall be automatically released) (i) upon the consummation of any transaction or series of related transactions not prohibited hereunder if as a result thereof (A) such Subsidiary Guarantor ceases to be a Restricted Subsidiary or (B) is or becomes an Excluded Subsidiary as a result of a single transaction or series of related transactions not prohibited hereunder, (ii) upon the occurrence of the Termination Date and/or (iii) with respect to any Discretionary Guarantor, upon notice by the Borrower Representative to the Administrative Agent at any time as a result of a single transaction or series of related transactions not prohibited hereunder;
(b)
any Subsidiary Guarantor that is or becomes an “Excluded Subsidiary” shall be released by the Administrative Agent promptly following the request therefor by the Borrower Representative, subject, if applicable, to the Specified Guarantor Release Provision; and
(c)
Holdings shall be released from its obligations under the Loan Guaranty and the other Loan Documents upon the consummation of a Specified Public Company Transaction.

In connection with any such release, the Administrative Agent shall promptly execute and deliver to the relevant Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence termination or release; provided that, upon the request of the Administrative Agent, the Borrower Representative shall deliver a certificate of a Responsible Officer certifying that the relevant transaction has been consummated in compliance with the applicable terms of this Agreement. The execution and delivery of any document pursuant to the preceding sentence of this Section 9.22 shall be without recourse to or warranty by the Administrative Agent (other than as to the Administrative Agent’s authority to execute and deliver such documents).

~~WEIL\101313475\1\63232.0014~~

Section 9.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding of the parties hereto, each such party acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)
the effects of any Bail-in Action on any such liability, including, if applicable:
(i)
a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)
the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

Section 9.24. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Derivative Transactions or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “US Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the US or any other state of the US):

(a)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a US Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the US Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the US or a state of the US. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a US Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the US Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the US or a state of the US. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

~~WEIL\101313475\1\63232.0014~~

(b)
As used in this Section 9.24, the following terms have the following meanings:

“BHC Act Affiliate” means an “affiliate” (as defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)).

“Covered Entity” means any of the following:

(i)
a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)
a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)
a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[Signature Pages ~~Follow~~Intentionally Omitted]

~~WEIL\101313475\1\63232.0014~~

~~IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.~~

~~FORGENT INTERMEDIATE IV LLC,~~
~~as the Parent Borrower~~

~~By:~~
~~Name:~~
~~Title:~~

~~US METALCO HOLDINGS LLC,~~
~~as a Borrower~~

~~By:~~
~~Name:~~
~~Title:~~

~~PWRQ INTERMEDIATE LLC,~~
~~as a Borrower~~

~~By:~~
~~Name:~~
~~Title:~~

~~STATES MANUFACTURING HOLDINGS LLC,~~
~~as a Borrower~~

~~By:~~
~~Name:~~
~~Title:~~

~~FORGENT INTERMEDIATE III LLC,~~
~~as Holdings~~

~~By:~~
~~Name:~~
~~Title:~~

~~[Signature Page to Credit Agreement]~~

~~WEIL\101313475\1\63232.0014~~

~~JEFFERIES FINANCE LLC,~~
~~as Administrative Agent, as a Lender, as an Issuing Bank~~
~~and as the Swingline Lender~~

~~By:~~
~~Name:~~
~~Title:~~

~~[Signature Page to Credit Agreement]~~

~~WEIL\101313475\1\63232.0014~~

~~[●],~~
~~as a Lender [and as an Issuing Bank]~~

~~By:~~
~~Name:~~
~~Title:~~

~~[Signature Page to Credit Agreement]~~

~~WEIL\101313475\1\63232.0014~~

Summary report: Litera Compare for Word 11.7.0.54 Document comparison done on 6/25/2026 11:42:45 AM
Style name: Default Style
Intelligent Table Comparison: Active
Original DMS: iw://weildms.weil.com/WEIL/101313475/1
Modified DMS: iw://weildms.weil.com/WEIL/101313475/8
Changes:
Add	255
~~Delete~~	260
~~Move From~~	0
Move To	0
Table Insert	0
~~Table Delete~~	0
Table moves to	0
~~Table moves from~~	0
Embedded Graphics (Visio, ChemDraw, Images etc.)	0
Embedded Excel	0
Format changes	0
Total Changes:	515

EXHIBIT A

CONSENT TO CASHLESS ROLL OR ASSIGNMENT SETTLEMENT

[Attached.]

CONSENT TO CASHLESS ROLL OR ASSIGNMENT SETTLEMENT

CONSENT TO CASHLESS ROLL OR ASSIGNMENT SETTLEMENT (this “Consent”) in connection with Amendment No. 1 (the “Amendment”) to that certain Credit Agreement, dated as of December 19, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment is referred to herein as the “Amended Credit Agreement”), by and among Forgent Power LLC, as the Parent Borrower, US MetalCo Holdings LLC, as the MGM Borrower, PwrQ Intermediate LLC, as the PwrQ Borrower, States Manufacturing Holdings LLC, as the States Borrower, Forgent Intermediate III LLC, as Holdings, the Lenders and Issuing Banks from time to time party thereto, Jefferies Finance LLC, as Administrative Agent and Collateral Agent and the other parties party thereto. Capitalized terms used and not defined herein shall have the meaning given to them in the Amendment or the Amended Credit Agreement, as applicable.

Existing Lenders of Initial Term Loans:

Check ONLY ONE of the two boxes below and execute and return a signature page for each individual sub-fund holding Initial Term Loans. To ensure efficient processing of your consent, please do not leave this form blank. All Initial Term Loans should be set forth on a sub-account by sub-account basis, if applicable. Please do not aggregate amounts held by more than one sub-account into a single master fund, fund manager or affiliate line item.

The undersigned Lender hereby irrevocably and unconditionally consents to the Amendment and agrees and consents as follows:

CONSENT AND CASHLESS ROLL OPTION

☐ to convert 100% of the outstanding principal amount of the Initial Term Loans under the Existing Credit Agreement held by such Lender as of the Amendment No. 1 Effective Date (or such lesser amount notified to such Lender by Jefferies Finance LLC on or prior to the Amendment No. 1 Effective Date) into Amendment No. 1 Refinancing Term Loans in a like principal amount on the Amendment No. 1 Effective Date. In the event a lesser amount is allocated the difference between the current amount and the allocated amount will be prepaid on the Amendment No. 1 Effective Date.

CONSENT AND ASSIGNMENT SETTLEMENT OPTION

☐ to have 100% of the outstanding principal amount of the Initial Term Loans under the Existing Credit Agreement held by such Lender as of the Amendment No. 1 Effective Date prepaid on the Amendment No. 1 Effective Date and purchase on the Amendment No. 1 Effective Date, by assignment, a principal amount of Amendment No. 1 Refinancing Term Loans in a like principal amount (or such lesser amount allocated to such Lender by Jefferies).

[NAME OF INSTITUTION]

By: __________________________

Name:

Title:

If a second signature is necessary:

By: __________________________

Name:

Title:

Name of Fund Manager (if any): ___________________